UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2014

Date of reporting period:	12/31/2014

Item 1 — Reports to Stockholders —

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT  • DECEMBER 31, 2014

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Money Market Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2014

■	LETTER TO CONTRACT OWNERS

■	INVESTMENT MANAGER’S REPORT

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Conservative Balanced Portfolio	A1
	Diversified Bond Portfolio	A31
	Equity Portfolio	A58
	Flexible Managed Portfolio	A63
	Global Portfolio	A91
	Government Income Portfolio	A98
	High Yield Bond Portfolio	A107
	Jennison Portfolio	A126
	Money Market Portfolio	A130
	Natural Resources Portfolio	A135
	Small Capitalization Stock Portfolio	A140
	Stock Index Portfolio	A152
	Value Portfolio	A163
	Glossary	A167

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2014

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

The Prudential Series Fund	January 30, 2015

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	8.77%	10.43%	6.50%
Blended Index	9.21	9.61	6.14
S&P 500 Index	13.66	15.44	7.67

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the Conservative Balanced Portfolio returned 8.77%.

The net assets of the Portfolio at December 31, 2014 were $2,574.4 million.

The Portfolio’s investment objective is total investment return consistent with a conservatively managed diversified portfolio. The Portfolio’s subadvisers are Prudential Investment Management Inc. and Quantitative Management Associates LLC.

The Portfolio’s custom blended Index (the Index) returned 9.21%. Despite many investors’ expectation of a correction in stock prices in 2014, periodic chaos in global affairs, and a scare related to the Ebola virus, the S&P 500 Index delivered returns above 13%. The Barclays U.S. Aggregate Bond Index gained more than 5%, led by a strong and unexpected performance by long duration U.S. Treasury bonds.

The U.S. economy finally gained some traction, moving above the 2% average annual growth rate that had prevailed since 2009. Reduced fiscal drag; recovery in housing, autos, and other consumer goods; a highly stimulative Federal Reserve policy; contributions from a revived U.S. energy sector; and inventory accumulation resulted in a robust annualized 5.0% rate of growth in the third quarter of the year.

Strong U.S. stock market gains drove the Portfolio’s return, despite a weak year for international stocks. On average, it held major overweights of U.S. stocks, with less aggressive positions in international markets. Stock returns were driven by rising price-earnings (P/E) multiples and solid earnings growth. Investors cannot count on multiples increasing indefinitely, but today’s levels are roughly in line with historical averages and well below levels that have led to bear markets.

The Portfolio’s performance was driven by an overweight allocation of U.S. equities versus bonds and solid returns from holdings in its active equity and fixed income segments. In the equity segment, QMA emphasized U.S. stocks. The Portfolio held only 1% in emerging markets, which declined in 2014. In bonds the Portfolio outperformed due to solid asset selection rather than large macro positions.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

Blended Index consists of S&P 500 Index (50%), Barclays U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc., and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.09%	6.95%	6.43%
Barclays U.S. Aggregate Bond Index	5.97	4.45	4.71

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the Diversified Bond Portfolio returned 7.09%.

The net assets of the Portfolio at December 31, 2014 were $1,067.9 million.

The Portfolio’s investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio’s subadviser is Prudential Investment Management, Inc.

The fixed income markets recorded positive returns overall during 2014, as long-term interest rates declined. After cresting in early January on fears of the Federal Reserve’s (“Fed”) taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) to 2.75% (a basis point is one hundredth of a percentage point), while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

During the first half of the year, the fixed income markets posted modest gains, despite mixed U.S. economic data, weaker economic growth in China, and geopolitical turmoil in the Middle East and Russia/Ukraine. Divergence between central bank policy in the U.S. and the rest of the world, combined with a rising tide of geopolitical risk, contributed to a growing sense of unease during the second half of the year. U.S. economic growth strengthened, while growth outside the U.S. generally flagged as commodity prices fell and inflationary pressures dissipated. At the same time, the value of the U.S. dollar surged relative to most world currencies. Risk aversion increased and spreads widened on investment-grade corporate bonds, high-yield corporate bonds, and emerging markets debt, causing them to underperform U.S. Treasury securities of comparable maturity. (Spreads are the amount of extra yield that bonds provide over similar-duration Treasuries.) Energy was the key story within investment-grade corporate bonds, as oil field services investment-grade issues dropped significantly in price. Midstream investment-grade bonds also lost ground. Meanwhile, municipal securities recorded solid gains, with BBB-rated municipals generating a double-digit return.

For the year, the Barclays U.S. Aggregate Bond Index (the “Index”) gained 5.97%. Relative to the Index, issue selection was the largest contributor to Portfolio performance. More specifically, the Portfolio benefited from its holdings of commercial mortgage-backed securities (CMBS), asset-backed securities, and emerging markets debt. Sector allocations also boosted returns, with the Portfolio’s overweight relative to the Index in CMBS being the primary contributor. An underweight in energy was advantageous, as many energy names weakened amid the drop in crude oil prices. In addition, the Portfolio’s duration and yield curve strategy added significantly to performance, driven by a longer duration bias and a yield curve flattening position.

Detracting slightly was an underweight relative to the Index in mortgage-backed securities and an overweight position in corporate credit. The Portfolio was also hurt by issue selection among high yield bonds.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Equity Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	7.71%	12.05%	7.55%
Portfolio: Class II	7.27	11.60	7.12
Russell 1000® Index	13.24	15.64	7.96
S&P 500 Index	13.66	15.44	7.67

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2014, the Equity Portfolio Class I returned 7.71% and Class II returned 7.27%.

The net assets of the Portfolio at December 31, 2014 were $4,019.8 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Jennison Associates LLC (Jennison).

The Portfolio underperformed the 13.24% return of the Russell 1000 Index.

Faced with a challenging backdrop for consumers, stock selection in both staples and discretionary was mostly responsible for the performance shortfall relative to the S&P 500. A number of holdings in those areas fell short of expectations.

In staples, Avon and Whole Foods were notable detractors. Revenue and sales were disappointing for Avon Products. Whole Foods was eliminated, as its investment in more competitive pricing was limiting upside profit.

In consumer discretionary, JC Penney and ASOS drove underperformance. JC Penney did not respond favorably to improving fundamentals and an announced restructuring. London-based global online apparel retailer ASOS experienced disappointing financial results. The pound sterling’s appreciation against the US dollar also created currency-translation issues for the UK-based company. Both positions were eliminated.

Security choices in information technology (IT) also detracted from relative return. Amazon.com lagged, as it has been increasing its business investment to drive unit growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. Jennison continues to like its long-term revenue growth, margin-expansion potential, and Amazon Web Services cloud infrastructure opportunities.

Despite relative underperformance in the sector, IT positions Apple and Facebook were strong contributors. Apple’s fundamental strength reflects expanding global acceptance of its platform. Jennison expects that product updates will sustain attractive revenue growth in the medium term. Jennison believes that as Facebook solidifies its dominant position, it will continue to increase its appeal to both users and advertisers.

In aggregate, health care positions were the most significant contributors to Portfolio return. Pharmaceutical name Allergan advanced on a takeover bid and the strength of its business, which has been enhanced by efforts to manage spending more efficiently and redeploy cash in ways that benefit shareholders. (Allergan was acquired by Actavis in November.)

Stock selection in the telecom services and industrials sectors added to relative gain. United Continental Holdings was a standout in the latter group. Airlines overall outperformed the industrials sector and the overall market. Earnings, revenue, and guidance were solid as cost cuts and higher pricing took hold. United further announced a share buyback and appears on track to achieve several key revenue initiatives, including improvements to capacity management on Asian flights.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	11.05%	12.07%	7.08%
Blended Index	10.29	10.94	6.59
S&P 500 Index	13.66	15.44	7.67

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ending December 31, 2014, the Flexible Managed Portfolio returned 11.05%.

The net assets of the Portfolio at December 31, 2014 were $3,943.8 million.

The Portfolio’s investment objective is total investment return consistent with an aggressively managed diversified portfolio. The Portfolio’s subadvisers are Prudential Investment Management Inc. and Quantitative Management Associates LLC.

The Portfolio’s Blended Index (the Index) returned 10.29%. Despite many investors’ expectation of a correction in stock prices in 2014, periodic chaos in global affairs, and a scare related to the Ebola virus, the S&P 500 Index delivered returns above 13%. The Barclays U.S. Aggregate Bond Index gained more than 5%, led by an unexpectedly strong performance by long duration U.S. Treasury bonds.

The U.S. economy finally gained some traction, moving above the 2% average annual growth rate that had prevailed since 2009. Reduced fiscal drag; recovery in housing, autos, and other consumer goods; a highly stimulative Federal Reserve policy; contributions from a revived U.S. energy sector; and inventory accumulation resulted in a robust annualized 5.0% rate of growth in the third quarter of the year.

Strong U.S. stock market gains drove the Portfolio’s return, despite a weak year for international stocks. On average, it held major overweights of U.S. stocks, with less aggressive positions in international markets. Stock returns were driven by rising price-to-earnings (P/E) multiples and solid earnings growth. Investors cannot count on multiples increasing indefinitely, but today’s levels are roughly in line with historical averages and well below levels that have led to bear markets.

The Portfolio’s outperformance of the Index was driven by an overweight allocation to U.S. stocks versus bonds and solid returns from holdings in its active stock and bond segments. In the stock segment, QMA emphasized domestic stocks. The Portfolio held only 1% in emerging markets, which declined in 2014. The Portfolio’s bonds outperformed their target due to solid selection of individual issues rather than from large macro positions.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

Blended Index consists of S&P 500 Index (60%), Barclays U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc., and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

The Prudential Series Fund, Global Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.25%	10.13%	6.42%
MSCI World Index (GD)	5.50	10.81	6.61

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the Global Portfolio returned 3.25%.

The net assets of the Portfolio at December 31, 2014 were $719.2 million.

The Portfolio’s investment objective is long-term growth of capital by investing in stocks, with about half of its assets invested in companies in the United States and half in companies located abroad. The Portfolio’s subadvisers are: Brown Advisory (Brown), LLC, (U.S. growth stocks), T. Rowe Price Associates, Inc. (U.S. value stocks), William Blair & Company LLC (international growth stocks), LSV Asset Management (international value stocks), and Quantitative Management Associates LLC.

The MSCI World Index (GD) (the Index) rose by 5.50%.The domestic market had a strong year, supported by accelerating economic growth, falling unemployment, and reviving manufacturing. Among shares of larger firms, the difference between growth and value returns was not great. The returns on foreign stocks were reduced for U.S. dollar-based investors by the rise of the dollar against most major foreign currencies. Japan benefited from continued economic stimulus, whereas the euro zone was late to appreciate the need for stimulus.

The Brown Domestic Large-Cap Growth segment had the largest negative impact on Portfolio performance in 2014 due to weak stock selection in the technology and consumer discretionary sectors. An underweight in Apple was among the largest detractors from performance relative to its benchmark, partially caused by Brown’s risk guideline limiting its exposure in any one security to 5% of its portfolio. Apple performed well for the year and now makes up more than 6% of the benchmark.

On the positive side, the International Growth segment of the Portfolio, managed by William Blair & Company, outperformed its benchmark. Results were driven primarily by strong stock selection in the consumer staples and financial sectors. The Portfolio also benefited from its underweight in the materials and energy sectors, both of which declined even in local currencies when the price of oil fell significantly.

None of the five subadvisers use derivative instruments as a principal investment strategy. The types of derivatives employed most often are stock futures contracts (to help manage cash flows in the Portfolio) and currency forwards and futures contracts (to hedge a portion of the Portfolio’s currency exposure). Derivatives were used, none of which had a material impact on performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Government Income Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	5.86%	4.29%	4.53%
Barclays Government Bond Index	4.92	3.70	4.29

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the Government Income Portfolio returned 5.86%.

The net assets of the Portfolio at December 31, 2014 were $339.2 million.

The Portfolio’s investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio’s subadviser is Prudential Investment Management, Inc.

The fixed income markets overall recorded positive returns during 2014. The U.S. economy performed much as expected, with economic growth continuing for the year overall and the Federal Reserve (“Fed”) tapering its quantitative easing bond-buying program. After cresting in early January on fears of the Fed taper and eventual rate hikes, yields on longer-term Treasuries trended down for the rest of the year. The 30-year Treasury yield fell 122 basis points (bps) (a basis point is one hundredth of a percentage point) to 2.75%, while the bellwether 10-year Treasury yield fell 86 bps to 2.17%. Meanwhile, the Treasury yield curve flattened, as shorter-term yields edged up. By the end of the period, the yield on a two-year Treasury had risen 28 bps to 0.67%.

The Portfolio outperformed its benchmark, the Barclays Government Bond Index (the Index). Sector allocation was a strong driver of performance. Although U.S. Treasuries performed well during the period, the high-quality commercial mortgage-backed securities (“CMBS”) in which the Fund invests contributed positively.

Security selection also added to returns, most notably within mortgage-backed securities and, to a lesser extent, CMBS.

The Portfolio’s investment in the Prudential Core Short-Term Bond Fund also benefited performance, as the Fund’s net asset value rose throughout much of the year.

While the impact of the Portfolio’s duration strategy was largely neutral, its yield curve positioning helped performance. More specifically, the Portfolio benefited from its curve flattening position as yields of five years and less rose and yields beyond five years fell.

These positive factors were modestly offset by security selection within non-agency mortgage-backed securities and municipal bonds.

Tactical duration strategies and yield curve positioning that were partially implemented via interest rate swaps (derivatives) modestly benefited performance. (Duration measures the approximate price change of a bond portfolio for a given change in interest rates.)

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

Barclays Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the U.S. Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, High Yield Bond Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	2.71%	8.61%	7.30%
Barclays U.S. High Yield 1% Issuer Capped Index	2.42	8.91	7.64

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the High Yield Bond Portfolio returned 2.71%.

The net assets of the Portfolio at December 31, 2014 were $3,245.9 million.

The Portfolio’s objective is high total return. The Portfolio’s subadviser is Prudential Investment Management, Inc.

The high-yield bond market performed well during the first half of 2014 despite headwinds from geopolitical risks and concerns over global growth. During the second half of the year, high-yield bonds experienced heightened price volatility as deterioration in a few specific sectors weighed on the entire asset class. Specifically, WTI and Brent crude prices, which were trading above $100 a barrel during the summer, dropped to near $55 by year’s end, causing a selloff in energy-related securities as investors questioned the sector’s fundamentals. Risk aversion increased and high yield bond spreads widened. (Spreads are the amount of extra yield that high-yield bonds provide over similar-duration Treasuries.) Credit spreads, which had narrowed to 365 basis points (bps) (a basis point is one hundredth of a percentage point) earlier in the year, widened to 594 bps in mid December but ended the year at 523 bps. Meanwhile, the average yield on the high yield index increased 100 bps during the year to 6.65%.

Riskier high-yield bonds underperformed during the period overall, as investors discriminated between healthy and weak credits. For the year, lower credit quality CCC-rated issues returned -1.21%, B-rated issues returned 1.47%, and BB-rated issues returned 5.38%.

Demand from retail investors weakened during the second half of the year. According to Lipper, U.S. high-yield mutual funds saw outflows of $1.3 billion in assets during the fourth quarter, following $24.2 billion in outflows during the third quarter. For 2014 as a whole, outflows from high-yield mutual funds totaled $20.6 billion.

New issue volume also weakened. After averaging $35 billion in new issuance every month during the first half of the year, activity dropped approximately 30% and averaged about $25 billion in the second half of the year. For 2014, total new issuance was $356 billion, slightly behind the record-setting pace of 2013.

The Portfolio outperformed its benchmark, the Barclays U.S. High Yield 1% Issuer Capped Index (the Index), which returned 2.42% during the period. Sector allocations and issue selection contributed positively to the Portfolio’s results.

Relative to its sector positioning, the Portfolio benefited from underweights in energy and metals as well as an overweight in technology. An overweight position in the gaming sector and underweight positions in the financials and cable sectors slightly dampened performance.

Individual issue selection was also positive, led by the Portfolio’s holdings in the gaming, cable, and retailing sectors. The Portfolio’s picks in chemicals, telecommunications, and electric utilities detracted somewhat from relative returns.

The Portfolio makes use of derivatives, including credit default swaps, to increase or hedge exposure to individual issuers and the broader market. Cash held for liquidity purposes in short-term, low-rate securities created a drag on performance during the year. Use of the CDX, a credit default swap index, provided market exposure during periods of lower liquidity, partially offsetting the drag from cash. Derivatives did not have a material impact on performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

Barclays U.S. High Yield 1% Issuer Capped Index is an unmanaged index that covers the universe of U.S. dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Jennison Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	9.99%	14.58%	8.75%
Portfolio: Class II	9.58	14.13	8.31
Russell 1000® Growth Index	13.05	15.81	8.49
S&P 500 Index	13.66	15.44	7.67

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2014, the Jennison Portfolio Class I returned 9.99% and Class II returned 9.58%. The net assets of the Portfolio at December 31, 2014 were $1,623.7 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Jennison Associates LLC (Jennison).

Faced with a challenging consumer environment, the Portfolio’s consumer holdings in the aggregate underperformed the Russell 1000 Growth Index (the Index) consumer names. Amazon.com’s earnings were constrained by increased business investment designed to drive unit growth in its core retail business and through digital commerce via the mobile market. Whole Foods Market was hurt by intensifying competition in the organic and natural foods market. The Portfolio no longer holds a position in Whole Foods. Weakness in Industria de Diseño Textil, or Inditex, best known for its brand, Zara, reflected currency translation issues due to the euro’s strength relative to many other currencies (Inditex is based in Spain). Underlying growth at the company remains strong.

More than offsetting these declines were strong gains in other consumer holdings, including global athletic apparel companies Under Armour and NIKE, hotel operator Marriott International, media conglomerate Disney, and electric car innovator Tesla Motors.

Health care positions were the most significant contributors to Portfolio return. Meaningful scientific advances coupled with increased research and development and clinical trial activity have led to numerous drug introductions and improvement in the treatment of serious diseases. Biotech companies held in the Portfolio benefited from their innovative drugs for blood disorders and autoimmune diseases (Alexion Pharmaceuticals’ Soliris), cancer (Celgene’s Revlimid and Abraxane), cystic fibrosis (Vertex Pharmaceuticals’ Kalydeco), multiple sclerosis (Biogen Idec’s Tecfidera), and hepatitis C (Gilead Sciences’ Sovaldi and Harvoni).

The Portfolio’s strength in the health care sector extended beyond biotechnology. In pharmaceuticals, Allergan advanced on a takeover bid and the strength of its business, which was enhanced by efforts to manage spending more efficiently and redeploy cash in ways that benefit shareholders. (Allergan was acquired by Actavis in November.) Illumina’s gain reflected increasing demand for its next-generation gene-sequencing technology.

Information technology positions were likewise strong contributors to return although Portfolio positions lagged the returns of the benchmark sector largely on weakness in select cloud-based companies. Apple’s strong revenue and earnings reflected expanding global acceptance of its platform. Jennison expects that product updates, especially iPhone 6, will sustain attractive revenue growth in the medium term.

Internet-based social platform Facebook reported strong revenue and earnings as well as healthy measures of growth in users and user engagement. The company has successfully implemented its mobile interface, and revenue generation of both mobile and desktop applications has improved.

Twitter’s revenue and earnings exceeded expectations, but user growth decelerated, in part because of slower-than-expected improvements in new user onboarding and access. Jennison believes the company’s communication platform complements traditional media outlets and that income-generation opportunities are substantial.

Next-generation security software vendor FireEye declined with a broad sell-off of high-multiple software growth stocks despite its strong billings, new customer, and revenue growth. The company’s behavioral analysis technology and real-time threat detection and prevention platform are able to identify highly sophisticated malware.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Money Market Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.00%	0.00%	0.01%	1.56%
Lipper (VIP) Money Market Funds Avg.	N/A	-0.04	-0.03	1.42

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELD*

For the year ended December 31, 2014, the Money Market Portfolio returned 0.00%.

The net assets of the Portfolio at December 31, 2014 were $823.6 million.

The Portfolio’s investment objective is to seek maximum current income consistent with the stability of capital and maintenance of liquidity. The Portfolio’s subadviser is Prudential Investment Management, Inc.

The seven-day current yield and total return of the Portfolio remained near zero during the period. Throughout the year, the yields on all money market funds in the United States stayed at historically low levels, as the Federal Reserve (“Fed”) maintained its efforts to keep rates low in support of its dual mandate of maximum employment and price stability.

During the year, the U.S. economy was a beacon of hope, as global economies struggled with lower demand and disinflationary forces. Despite a soft patch during the first quarter due to harsh winter weather, the U.S. economy expanded in the second and third quarters, driven by an increase in business investment and a rise in consumer confidence resulting from steady improvement in the labor markets as well as lower energy prices.

As the U.S. economy strengthened, the Fed began slowly reducing the pace of its asset purchases, known as quantitative easing, and ended the program in October. In the fourth quarter, the Fed altered its forward guidance to suggest that monetary policy would remain highly accommodative and said it would keep federal funds target rate between 0% and 0.25% for the foreseeable future. However, toward the end of the year, the Fed appeared more confident in the broad economic expansion and indicated the normalization of monetary policy could happen sooner rather than later, leading to speculation that the Fed would start raising interest rates in mid 2015.

The three month London Interbank offered rate (“LIBOR”), the rate that banks pay one another to borrow in U.S. dollars, remained low during the year, averaging 0.23% and moving in an extremely narrow range of between 0.22% and 0.26%. However, one-year LIBOR rose, reflecting expectations of higher interest rates, and peaked at 0.63% at the end of 2014.

A flat yield curve and scarce supply of eligible securities provided few investment opportunities. Corporations took advantage of low interest rates to issue debt with maturities of longer than one year. Furthermore, regulatory forces compelled borrowers to avoid short term funding. Meanwhile, demand was strong for a limited number of shorter-term issues, which pushed yields lower. As corporate spreads (the difference in yield between corporate bonds and government bonds of similar maturities) remained narrow, the Portfolio favored government-issued debt, agency securities, and repurchase agreements. The Portfolio maintained a conservative investment approach by limiting the majority of its investments to less than three months and utilizing LIBOR-based securities to add relative value when appropriate. It kept its exposure to financial issuers in relatively short maturities as yields fell with the return of investor confidence to this sector.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

*	Source: iMoneyNet, Inc. based on 249 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/30/2014.

The Lipper Variable Insurance Products (VIP) Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. Returns for the Lipper Average reflect the deduction of operating expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

Prudential Investment Management, Inc. is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Natural Resources Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	-19.47%	-2.15%	7.75%	N/A
Portfolio: Class II	-19.79	-2.55	N/A	7.23%
Lipper (VUF) Natural Resources Funds Index	-15.00	0.71	6.13	6.41
S&P 500 Index	13.66	15.44	7.67	8.40

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio (Class II) inception: 4/28/2005. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2014, the Natural Resources Portfolio Class I returned -19.47% and Class II returned -19.79%.

The net assets of the Portfolio at December 31, 2014 were $632.5 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Jennison Associates LLC (Jennison).

Natural resources stocks reversed gains from early in the year, ending 2014 broadly lower. In the second half of the reporting period, oil prices moved sharply and steadily downward to multi-year lows. Commodity prices were broadly hampered by global macroeconomic weak spots and the strengthening U.S. dollar. Energy stocks were particularly hard hit by declining oil prices.

The Portfolio underperformed its broad benchmark the S&P 500 Index, as well as the narrower Lipper (VUF) Natural Resources Funds Index (the Index) primarily due to its holdings in the energy sector. The Portfolio’s energy equipment and services holdings and oil, gas, and consumable fuels shares posted losses. In materials, the metals and mining shares also ended lower. Conversely chemicals, in which the Portfolio had a small weighting, rose. Within energy, stock selection and allocations were negative relative to the Index, particularly in the oil, gas, and consumable fuels group. Stock selection detracted in materials, and allocations in metals and mining also had a negative impact on relative performance.

Among top absolute contributors, shares of oil and natural gas producer Cheniere Energy rose strongly on prospects for becoming the first large-scale U.S. exporter of liquefied natural gas (“LNG”), as the company received a construction permit for its second proposed Corpus Christi LNG export facility. Also, the company has signed a long-term take or pay contract with a Portuguese utility company. Despite the downward direction of oil prices, independent producer EOG Resources posted gains on the strength of its assets in high-growth locations. Jennison has a favorable view of the company’s asset portfolio, balance sheet, and execution. Shares of rotating equipment provider Dresser-Rand Group rose on news that Germany-based Siemens, a global energy and infrastructure technology company, made an offer to acquire it. The Portfolio no longer holds shares of Dresser-Rand.

Oil and gas exploration and production companies, and many related equipment and services providers, were widely affected by the severe declines in oil prices. Offshore drilling contractor Noble Energy, independent U.S. oil and gas producer Laredo Petroleum, and Rosetta Resources, an onshore producer with assets primarily in southern Texas, were among the major detractors to the Portfolio’s relative returns.

As the Portfolio used few derivatives during the reporting period, derivatives had no meaningful impact on performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Lipper Variable Underlying Funds (VUF) Natural Resources Funds Index is calculated by Lipper Analytical Services, Inc. and consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources Fund classification. The index is rebalanced quarterly. Natural Resources Funds are deemed as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. Returns for the Lipper Average reflect the deduction of operating expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns are net of investment fees and fund expenses, but not product charges. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Small Capitalization Stock Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	5.39%	16.89%	8.71%
S&P SmallCap 600 Index	5.76	17.27	9.02

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the Small Capitalization Stock Portfolio returned 5.39%.

The net assets of the Portfolio at December 31, 2014 were $750.9 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadviser is Quantitative Management Associates LLC (QMA).

U.S. economic indicators continued to improve over the course of the year and the stock markets responded accordingly. A highlight was the resurgence in consumer activity and confidence as gasoline prices dropped and employment improved. However, the housing market had sporadic returns and remained sluggish, a fact attributed to tight credit markets according to Federal Reserve Chairwoman Janet Yellen.

Manufacturing also softened towards the end of the year although the U.S. Purchasing Manager’s Index (PMI) remained comfortably above the critical 50 reading, denoting the line between expansion and contraction, and leading the way among developed economies. Strong economic results helped the Federal Reserve become one of the few central banks in the world moving towards a tighter monetary policy. Both large- and mid-cap stocks outperformed small-caps.

Potential tracking error differences, brokerage costs, as well as other costs and expenses of the Portfolio, may cause its return to be lower than that of the S&P Small Cap 600 Index. The Portfolio underperformed the 5.76% return of the Index.

During the year, the Portfolio had a small exposure to derivative instruments to help enhance its liquidity, but the position did not have a material impact on its performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Stock Index Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	13.31%	15.09%	7.38%
S&P 500 Index	13.66	15.44	7.67

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the Stock Index Portfolio returned 13.31%.

The net assets of the Portfolio at December 31, 2014 were $3,312.7 million.

The Portfolio’s investment objective is to achieve investment results that generally correspond to the performance of publicly traded common stocks. Quantitative Management Associates LLC (QMA) subadvises the Portfolio, which is an index fund that uses a risk-controlled quantitative approach that seeks to effectively track the performance of its benchmark, the S&P 500 Index (the Index). While Prudential Financial, Inc. (Prudential) is one of the components to the S&P 500, the Portfolio cannot hold shares of Prudential because of compliance restrictions.

Potential tracking error (the difference between the return of the portfolio and the return of benchmark) differences, brokerage costs, as well as other costs and expenses of the Portfolio, may cause its return to be lower than that of the Index. In 2014, the Portfolio underperformed the Index, which returned 13.66%.

Stocks performed strongly during the year. Investors were decidedly cautious, focusing on geopolitical concerns, such as Russia’s conflict in the Ukraine and terrorism in the Middle East, slowing economies in Europe and China, and the prospect of rising interest rates in the U.S. Due to reduced investor risk tolerance, high quality, lower risk names generally outperformed. Large-cap stocks outperformed small-caps, low beta (a measure of the risk of the portfolio that comes from its exposure to a specific benchmark. Low beta stocks are considered to be less risky than high beta stocks) outperformed high beta, and companies exhibiting higher quality characteristics and strong and improving earnings trends outperformed lower quality companies. Investors did not overpay for these characteristics as valuations remained attractive.

The Portfolio uses derivative instruments, though not as a principal investment strategy. The Portfolio had a small position in futures contracts on the S&P 500 Index to help enhance liquidity. This exposure slightly detracted from the Portfolio’s performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Value Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	10.10%	12.55%	7.88%
Portfolio: Class II	9.66	12.10	7.45
Russell 1000® Value Index	13.45	15.42	7.30
S&P 500 Index	13.66	15.44	7.67

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2014, the Value Portfolio Class I returned 10.10% and Class II returned 9.66%.

The net assets of the Portfolio at December 31, 2014 were $1,603.2 million.

The Portfolio’s investment objective is capital appreciation. The Portfolio’s subadviser is Jennison Associates LLC (Jennison).

The Portfolio’s Class I and Class II shares underperformed the benchmark, the Russell 1000 Value Index (the Index), which returned 13.45%. Consumer staples detracted the most from relative results due primarily to stock selection, although an underweight to the sector also hurt. Utilities had a negative effect on relative performance for the same reasons. Avon Products and NRG Energy drove respective results in those sectors. Revenue and sales were disappointing for Avon Products. NRG shares have been weighed down by declining gas prices and concerns over the cash flow impact of two new initiatives — carbon capture and electric vehicle charging.

Stock selection in consumer discretionary also fell short of expectations, driven by JC Penney, and the position was sold.

Energy positions underperformed their benchmark peers; Noble and Denbury Resources were especially weak. The Portfolio no longer holds a position in Denbury. In light of declines in the price of oil, Jennison has spent considerable time evaluating the Portfolio’s positions in the sector and made adjustments accordingly.

Security choices in industrials were the primary source of relative gain, driven by United Continental Holdings. Airlines overall outperformed the industrials sector and the overall market. Earnings, revenue, and guidance were solid, as cost cuts and higher pricing took hold. United further announced a share buyback and appears on track to achieve several key revenue initiatives, including improvements to capacity management on Asian flights.

Relative gain in health care was driven by advances in Actavis and HCA Holdings. Actavis reported good revenue and earnings and raised its sales and profit guidance. After major acquisitions, it has grown in size and scope, and is now, in Jennison’s opinion, a formidable brand/generic hybrid pharmaceutical company with a global scope. HCA Holdings, an operator of hospitals and freestanding surgery centers, benefited from better-than-anticipated utilization as a result of the Affordable Care Act. In Jennison’s opinion, the stock is attractive based on its industry-leading scale, which drives cost synergies, significant levels of cash flow, and a large market share in fast-growing Texas and Florida.

IT holdings Flextronics and Applied Materials were also standout performers. Flextronics, a global electronics manufacturer, enjoyed growth in its industrial and high reliability solutions businesses. Applied Materials benefited from solid earnings and margins. Jennison believes the new management team is executing well on improving margins, increasing growth in their Services business Applied Global Services-AGS, and gaining market share in their Solar & Display businesses.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2014

Conservative Balanced
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.9%
Exxon Mobil Corp.	1.2%
Microsoft Corp.	1.1%
U.S. Treasury Notes, 1.500%, 01/31/19	1.0%
Johnson & Johnson	0.9%

Diversified Bond
Allocation	(% of Net Assets	)
Banking	12.2%
Commercial Mortgage-Backed Securities	10.0%
Residential Mortgage-Backed Securities	5.7%
Sovereign Bonds	5.1%
Collateralized Loan Obiligations	4.5%

Equity
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.4%
Facebook, Inc., (Class A Stock)	2.8%
Celgene Corp.	2.6%
Actavis PLC	2.4%
Applied Materials, Inc.	2.3%

Flexible Managed
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.0%
Microsoft Corp.	1.6%
Exxon Mobil Corp.	1.4%
General Electric Co.	1.3%
JPMorgan Chase & Co.	1.2%

Global
Top Five Countries	(% of Net Assets	)
United States	55.7%
Japan	8.7%
United Kingdom	6.1%
Switzerland	3.2%
France	3.1%

Government Income
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	47.2%
U.S. Treasury Obligations	22.7%
Commercial Mortgage-Backed Securities	20.2%
Collateralized Loan Obiligations	3.1%
Foregin Government Agencies	0.8%

High Yield Bond
Allocation	(% of Net Assets	)
Technology	11.2%
Capital Goods	7.7%
Healthcare & Pharmaceutical	7.6%
Electric	6.5%
Gaming	6.4%

Jennison
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	5.5%
Facebook, Inc. (Class A Stock)	3.6%
MasterCard, Inc. (Class A Stock)	3.6%
Visa, Inc. (Class A Stock)	2.7%
Biogen Idec, Inc.	2.6%

Natural Resources
Five Largest Holdings	(% of Net Assets	)
Schlumberger Ltd.	4.4%
Anadarko Petroleum Corp.	4.0%
Concho Resources, Inc.	3.5%
Noble Energy, Inc.	3.5%
EOG Resources, Inc.	3.4%

Small Capitalization Stock
Five Largest Holdings	(% of Net Assets	)
iShares Core S&P Small-Cap ETF	0.7%
West Pharmaceutical Services, Inc.	0.5%
Teledyne Technologies, Inc.	0.5%
MAXIMUS, Inc.	0.5%
Toro Co. (The)	0.5%

Stock Index
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.4%
Exxon Mobil Corp.	2.1%
Microsoft Corp.	2.0%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc.	1.4%

Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.0%
Wells Fargo & Co.	2.9%
Citigroup, Inc.	2.4%
FirstEnergy Corp.	2.4%
United Continental Holdings, Inc.	2.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2014

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Conservative Balanced (Class I)	Actual	$1,000.00	$1,033.10	0.58%	$2.97
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96
Diversified Bond (Class I)	Actual	$1,000.00	$1,015.70	0.44%	$2.24
	Hypothetical	$1,000.00	$1,022.99	0.44%	$2.24
Equity (Class I)	Actual	$1,000.00	$1,025.30	0.47%	$2.40
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
Equity (Class II)	Actual	$1,000.00	$1,023.00	0.87%	$4.44
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
Flexible Managed (Class I)	Actual	$1,000.00	$1,037.60	0.62%	$3.18
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16
Global (Class I)	Actual	$1,000.00	$987.30	0.81%	$4.06
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13
Government Income (Class I)	Actual	$1,000.00	$1,019.70	0.47%	$2.39
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
High Yield Bond (Class I)	Actual	$1,000.00	$976.30	0.57%	$2.84
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
Jennison (Class I)	Actual	$1,000.00	$1,052.60	0.63%	$3.26
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Jennison (Class II)	Actual	$1,000.00	$1,050.70	1.03%	$5.32
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
Money Market (Class I)	Actual	$1,000.00	$1,000.00	0.16%	$0.81
	Hypothetical	$1,000.00	$1,024.40	0.16%	$0.82

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2014

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Natural Resources (Class I)	Actual	$1,000.00	$680.60	0.45%	$1.91
	Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29
Natural Resources (Class II)	Actual	$1,000.00	$679.10	0.85%	$3.60
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Small Capitalization Stock (Class I)	Actual	$1,000.00	$1,022.60	0.41%	$2.09
	Hypothetical	$1,000.00	$1,023.14	0.41%	$2.09
Stock Index (Class I)	Actual	$1,000.00	$1,059.50	0.32%	$1.66
	Hypothetical	$1,000.00	$1,023.59	0.32%	$1.63
Value (Class I)	Actual	$1,000.00	$1,012.60	0.42%	$2.13
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14
Value (Class II)	Actual	$1,000.00	$1,010.70	0.82%	$4.16
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2014, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 88.6%
COMMON STOCKS — 57.7%	Shares	Value (Note 2)
Aerospace & Defense — 1.5%
BAE Systems PLC (United Kingdom)	22,952	$167,853
Boeing Co. (The)	51,200	6,654,976
General Dynamics Corp.	24,100	3,316,642
Honeywell International, Inc.	59,812	5,976,415
L-3 Communications Holdings, Inc.	6,800	858,228
Lockheed Martin Corp.	20,500	3,947,685
Northrop Grumman Corp.	15,962	2,352,639
Precision Castparts Corp.	11,000	2,649,680
Raytheon Co.	23,600	2,552,812
Rockwell Collins, Inc.	10,500	887,040
Safran SA (France)	3,993	246,348
Textron, Inc.	21,500	905,365
Thales SA (France)	687	37,172
United Technologies Corp.	64,900	7,463,500

		38,016,355

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	11,500	861,235
Deutsche Post AG (Germany)	7,040	228,532
Expeditors International of Washington, Inc.	15,200	678,072
FedEx Corp.	20,200	3,507,932
Royal Mail PLC (United Kingdom)	4,839	32,247
United Parcel Service, Inc. (Class B Stock)	53,700	5,969,829

		11,277,847

Airlines — 0.3%
Delta Air Lines, Inc.	63,900	3,143,241
Deutsche Lufthansa AG (Germany)	25,980	430,515
easyJet PLC (United Kingdom)	1,145	29,632
International Consolidated Airlines Group SA (United Kingdom)*	7,130	53,113
Ryanair Holdings PLC (Ireland) ADR*	9,900	705,573
Southwest Airlines Co.	52,600	2,226,032

		6,588,106

Auto Components — 0.2%
BorgWarner, Inc.	17,500	961,625
Bridgestone Corp. (Japan)	4,700	163,005
Continental AG (Germany)	817	172,325
Delphi Automotive PLC (United Kingdom)	23,100	1,679,832
Goodyear Tire & Rubber Co. (The)	19,900	568,543
Johnson Controls, Inc.	50,500	2,441,170
Koito Manufacturing Co. Ltd. (Japan)	1,300	39,769
NGK Spark Plug Co. Ltd. (Japan)	1,300	39,501
NOK Corp. (Japan)	5,900	150,176
Sumitomo Electric Industries Ltd. (Japan)	5,500	68,691
Sumitomo Rubber Industries Ltd. (Japan)	2,300	34,192
Toyota Industries Corp. (Japan)	1,200	61,502

		6,380,331

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles — 0.5%
Bayerische Motoren Werke AG (Germany)	3,734	$402,968
Daimler AG (Germany)	7,564	628,222
Fiat Chrysler Automobiles NV (United Kingdom)*	6,368	73,995
Ford Motor Co.	293,885	4,555,217
Fuji Heavy Industries Ltd. (Japan)	17,500	619,255
General Motors Co.	102,500	3,578,275
Harley-Davidson, Inc.	16,700	1,100,697
Isuzu Motors Ltd. (Japan)	4,500	54,811
Mazda Motor Corp. (Japan)	4,000	96,062
Nissan Motor Co. Ltd. (Japan)	17,800	155,248
Peugeot SA (France)*	51,647	632,801
Renault SA (France)	1,421	103,501
Toyota Motor Corp. (Japan)	20,800	1,296,202
Volkswagen AG (Germany)	212	45,962

		13,343,216

Banks — 3.8%
Aozora Bank Ltd. (Japan)	153,000	473,618
Australia & New Zealand Banking Group Ltd. (Australia)	20,417	531,249
Banco Santander SA (Spain)	159,262	1,336,708
Bank Hapoalim BM (Israel)	131,802	619,750
Bank of America Corp.	803,021	14,366,046
Bank of Queensland Ltd. (Australia)	6,514	64,175
BB&T Corp.	54,900	2,135,061
BNP Paribas SA (France)	2,155	127,219
Citigroup, Inc.	231,785	12,541,886
Comerica, Inc.	14,200	665,128
Commonwealth Bank of Australia (Australia)	18,612	1,293,139
Credit Agricole SA (France)	54,118	698,585
Danske Bank A/S (Denmark)	8,801	237,943
DBS Group Holdings Ltd. (Singapore)	12,363	191,396
DNB ASA (Norway)	35,326	521,080
Fifth Third Bancorp	62,321	1,269,790
HSBC Holdings PLC (United Kingdom)	137,639	1,300,658
Huntington Bancshares, Inc.	59,636	627,371
JPMorgan Chase & Co.	285,745	17,881,922
KeyCorp	66,500	924,350
Lloyds Banking Group PLC (United Kingdom)*	35,216	41,423
M&T Bank Corp.(a)	10,100	1,268,762
Mitsubishi UFJ Financial Group, Inc. (Japan)	192,200	1,055,991
Mizuho Financial Group, Inc. (Japan)	165,100	276,758
Natixis SA (France)	104,922	692,342
Oversea-Chinese Banking Corp. Ltd. (Singapore)	21,499	169,154
PNC Financial Services Group, Inc. (The)	41,033	3,743,441
Regions Financial Corp.	103,603	1,094,048
Resona Holdings, Inc. (Japan)	15,800	79,814

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	58,333	$740,745
Sumitomo Mitsui Financial Group, Inc. (Japan)	21,300	770,053
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	24,000	91,927
SunTrust Banks, Inc.	40,800	1,709,520
Svenska Handelsbanken AB (Sweden) (Class A Stock)	13,463	629,905
Swedbank AB (Sweden) (Class A Stock)	6,481	160,800
U.S. Bancorp	136,585	6,139,496
United Overseas Bank Ltd. (Singapore)	11,000	202,995
Wells Fargo & Co.	361,264	19,804,492
Westpac Banking Corp. (Australia)	5,742	154,436
Zions Bancorporation	14,650	417,671

		97,050,847

Beverages — 1.2%
Anheuser-Busch InBev NV (Belgium)	8,118	913,613
Brown-Forman Corp. (Class B Stock)	12,350	1,084,824
Carlsberg A/S (Denmark) (Class B Stock)	1,776	136,397
Coca-Cola Co. (The)	299,901	12,661,820
Coca-Cola Enterprises, Inc.	16,900	747,318
Constellation Brands, Inc. (Class A Stock)*	12,800	1,256,576
Diageo PLC (United Kingdom)	3,087	88,434
Dr. Pepper Snapple Group, Inc.	14,900	1,068,032
Heineken Holding NV (Netherlands)	609	38,124
Molson Coors Brewing Co. (Class B Stock)	12,200	909,144
Monster Beverage Corp.*	11,000	1,191,850
PepsiCo, Inc.	114,707	10,846,694
Pernod Ricard SA (France)	1,556	172,931

		31,115,757

Biotechnology — 1.6%
Actelion Ltd. (Switzerland)*	4,803	552,927
Alexion Pharmaceuticals, Inc.*	15,300	2,830,959
Amgen, Inc.	58,187	9,268,607
Biogen Idec, Inc.*	18,190	6,174,595
Celgene Corp.*	61,000	6,823,460
CSL Ltd. (Australia)	2,686	188,680
Gilead Sciences, Inc.*	115,000	10,839,900
Regeneron Pharmaceuticals, Inc.*	5,700	2,338,425
Vertex Pharmaceuticals, Inc.*	18,200	2,162,160

		41,179,713

Building Products — 0.1%
Allegion PLC	7,933	439,964
Assa Abloy AB (Sweden) (Class B Stock)	2,450	129,401
Daikin Industries Ltd. (Japan)	1,700	109,011
Geberit AG (Switzerland)	271	91,680
Masco Corp.	25,800	650,160

		1,420,216

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets — 1.3%
3i Group PLC (United Kingdom)	6,935	$48,356
Aberdeen Asset Management PLC (United Kingdom)	6,669	44,562
Affiliated Managers Group, Inc.*	4,400	933,856
Ameriprise Financial, Inc.	14,220	1,880,595
Bank of New York Mellon Corp. (The)	85,758	3,479,202
BlackRock, Inc.	9,750	3,486,210
Charles Schwab Corp. (The)	86,950	2,625,020
E*TRADE Financial Corp.*	21,120	512,266
Franklin Resources, Inc.	30,400	1,683,248
Goldman Sachs Group, Inc. (The)	31,400	6,086,262
Invesco Ltd.	32,600	1,288,352
Investec PLC (South Africa)	79,426	665,454
Legg Mason, Inc.	8,100	432,297
Macquarie Group Ltd. (Australia)	2,050	96,672
Morgan Stanley	117,380	4,554,344
Northern Trust Corp.	16,800	1,132,320
Partners Group Holding AG (Switzerland)	126	36,658
State Street Corp.	32,200	2,527,700
T. Rowe Price Group, Inc.	20,300	1,742,958

		33,256,332

Chemicals — 1.4%
Air Products & Chemicals, Inc.	14,700	2,120,181
Airgas, Inc.	5,500	633,490
Asahi Kasei Corp. (Japan)	21,000	191,571
BASF SE (Germany)	1,528	128,170
CF Industries Holdings, Inc.	3,900	1,062,906
Daicel Corp. (Japan)	64,000	747,551
Dow Chemical Co. (The)	85,131	3,882,825
E.I. du Pont de Nemours & Co.	69,120	5,110,733
Eastman Chemical Co.	11,500	872,390
Ecolab, Inc.	20,500	2,142,660
FMC Corp.	10,600	604,518
Givaudan SA (Switzerland)*	49	87,899
International Flavors & Fragrances, Inc.	6,600	668,976
K+S AG (Germany)	24,671	680,802
Kuraray Co. Ltd. (Japan)	2,500	28,405
LyondellBasell Industries NV (Class A Stock)	32,300	2,564,297
Monsanto Co.	36,994	4,419,673
Mosaic Co. (The)	24,800	1,132,120
Nitto Denko Corp. (Japan)	1,100	61,463
PPG Industries, Inc.	10,600	2,450,190
Praxair, Inc.	22,200	2,876,232
Sherwin-Williams Co. (The)	6,400	1,683,456
Sigma-Aldrich Corp.	9,000	1,235,430
Sumitomo Chemical Co. Ltd. (Japan)	12,000	47,241
Yara International ASA (Norway)	15,101	672,484

		36,105,663

Commercial Services & Supplies — 0.3%
ADT Corp. (The)(a)	13,500	489,105
Cintas Corp.	7,500	588,300
Dai Nippon Printing Co. Ltd. (Japan)	4,000	36,026

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Pitney Bowes, Inc.	15,200	$370,424
Republic Services, Inc.	19,565	787,491
Secom Co. Ltd. (Japan)	1,500	86,182
Securitas AB (Sweden) (Class B Stock)	20,463	247,555
Stericycle, Inc.*	6,600	865,128
Toppan Printing Co. Ltd. (Japan)	7,000	45,482
Tyco International PLC	33,300	1,460,538
Waste Management, Inc.	33,442	1,716,244

		6,692,475

Communications Equipment — 0.9%
Cisco Systems, Inc.	389,400	10,831,161
F5 Networks, Inc.*	6,200	808,883
Harris Corp.	7,800	560,196
Juniper Networks, Inc.	31,700	707,544
Motorola Solutions, Inc.	16,889	1,132,914
Nokia OYJ (Finland)	13,848	109,522
QUALCOMM, Inc.	127,700	9,491,941

		23,642,161

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	7,520	262,111
Ferrovial SA (Spain)	3,030	59,898
Fluor Corp.	12,200	739,686
Hochtief AG (Germany)	9,493	669,717
Jacobs Engineering Group, Inc.*	10,600	473,714
Leighton Holdings Ltd. (Australia)	27,923	508,436
Quanta Services, Inc.*	17,100	485,469
Skanska AB (Sweden) (Class B Stock)	2,746	58,958
Taisei Corp. (Japan)	8,000	45,376

		3,303,365

Construction Materials — 0.1%
HeidelbergCement AG (Germany)	1,014	71,568
Martin Marietta Materials, Inc.	4,900	540,568
Taiheiyo Cement Corp. (Japan)	9,000	28,237
Vulcan Materials Co.	10,400	683,592

		1,323,965

Consumer Finance — 0.5%
American Express Co.	68,700	6,391,848
Capital One Financial Corp.	42,761	3,529,920
Discover Financial Services	35,040	2,294,770
Navient Corp.	31,000	669,910

		12,886,448

Containers & Packaging — 0.1%
Avery Dennison Corp.	7,400	383,912
Ball Corp.	10,400	708,968
MeadWestvaco Corp.	12,614	559,935
Owens-Illinois, Inc.*	12,600	340,074
Sealed Air Corp.	16,400	695,852

		2,688,741

Distributors — 0.1%
Genuine Parts Co.	12,000	1,278,840

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Consumer Services
H&R Block, Inc.	21,300	$717,384

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc. (Class B Stock)*	139,500	20,945,925
CME Group, Inc.	24,200	2,145,330
Industrivarden AB (Sweden) (Class C Stock)	15,408	267,454
Intercontinental Exchange, Inc.	8,771	1,923,393
Investment AB Kinnevik (Sweden) (Class B Stock)	18,816	611,882
Investor AB (Sweden) (Class B Stock)	8,535	310,314
Leucadia National Corp.	22,900	513,418
McGraw Hill Financial, Inc.	20,900	1,859,682
Moody’s Corp.	14,200	1,360,502
NASDAQ OMX Group, Inc. (The)	9,200	441,232
ORIX Corp. (Japan)	9,500	119,537

		30,498,669

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	396,368	13,314,001
Belgacom SA (Belgium)	2,066	74,962
BT Group PLC (United Kingdom)	57,227	355,956
CenturyLink, Inc.	43,836	1,735,029
Frontier Communications Corp.	71,890	479,506
Koninklijke KPN NV (Netherlands)	37,893	119,642
Level 3 Communications, Inc.*	20,400	1,007,352
Nippon Telegraph & Telephone Corp. (Japan)	12,000	612,992
Orange SA (France)	54,037	918,994
PCCW Ltd. (Hong Kong)	875,000	595,779
Spark New Zealand Ltd. (New Zealand)	13,409	32,506
Telecom Italia SpA (Italy)	103,104	86,200
Telefonica SA (Spain)	69,721	1,001,023
Telekom Austria AG (Austria)	2,889	19,294
Verizon Communications, Inc.	316,076	14,786,035
Windstream Holdings, Inc.	41,957	345,726

		35,484,997

Electric Utilities — 1.1%
American Electric Power Co., Inc.	37,260	2,262,427
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	49,000	360,335
Chubu Electric Power Co., Inc. (Japan)*	4,800	56,405
Chugoku Electric Power Co., Inc. (The) (Japan)	2,200	28,764
Duke Energy Corp.	54,361	4,541,318
Edison International	25,200	1,650,096
EDP-Energias de Portugal SA (Portugal)	16,785	65,087
Electricite de France SA (France)	3,109	85,586
Entergy Corp.	13,800	1,207,224
Exelon Corp.	65,113	2,414,390
FirstEnergy Corp.	31,906	1,244,015
Fortum OYJ (Finland)	31,609	686,282
Hokuriku Electric Power Co. (Japan)	2,200	28,095

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Kansai Electric Power Co., Inc. (The) (Japan)*	5,300	$50,419
Kyushu Electric Power Co., Inc. (Japan)*	3,200	32,049
NextEra Energy, Inc.	33,300	3,539,457
Northeast Utilities	24,000	1,284,480
Pepco Holdings, Inc.	18,300	492,819
Pinnacle West Capital Corp.	8,700	594,297
Power Assets Holdings Ltd. (Hong Kong)	19,000	183,692
PPL Corp.	51,000	1,852,830
Red Electrica Corp. SA (Spain)	785	69,199
Shikoku Electric Power Co., Inc. (Japan)*	2,300	27,898
Southern Co. (The)	67,900	3,334,569
SSE PLC (United Kingdom)	7,068	178,588
Tohoku Electric Power Co., Inc. (Japan)	3,300	38,400
Tokyo Electric Power Co., Inc. (Japan)*	10,900	44,334
Xcel Energy, Inc.	38,310	1,376,095

		27,729,150

Electrical Equipment — 0.3%
AMETEK, Inc.	18,800	989,444
Eaton Corp. PLC	36,137	2,455,871
Emerson Electric Co.	52,900	3,265,517
Fuji Electric Co. Ltd. (Japan)	7,000	27,908
Mitsubishi Electric Corp. (Japan)	52,000	617,659
Rockwell Automation, Inc.	10,600	1,178,720

		8,535,119

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	24,000	1,291,440
Corning, Inc.	97,800	2,242,554
FLIR Systems, Inc.	10,800	348,948
Hitachi Ltd. (Japan)	35,000	258,327
Hoya Corp. (Japan)	3,200	108,239
Keyence Corp. (Japan)	300	133,678
Murata Manufacturing Co. Ltd. (Japan)	1,500	163,682
Omron Corp. (Japan)	16,700	747,083
TDK Corp. (Japan)	1,600	94,233
TE Connectivity Ltd. (Switzerland)	31,400	1,986,050

		7,374,234

Energy Equipment & Services — 0.7%
Baker Hughes, Inc.	32,998	1,850,198
Cameron International Corp.*	15,600	779,220
Diamond Offshore Drilling, Inc.(a)	4,700	172,537
Ensco PLC (Class A Stock)	18,200	545,090
FMC Technologies, Inc.*	18,000	843,120
Halliburton Co.	64,500	2,536,785
Helmerich & Payne, Inc.	8,600	579,812
Nabors Industries Ltd.	21,900	284,262
National Oilwell Varco, Inc.	32,600	2,136,278
Noble Corp. PLC	18,800	311,516
Schlumberger Ltd.	98,818	8,440,045
Transocean Ltd.(a)	26,300	482,079
Transocean Ltd. (SWX)	2,615	47,985

		19,008,927

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing — 1.4%
Carrefour SA (France)	4,565	$138,920
Casino Guichard Perrachon SA (France)	3,866	355,536
Costco Wholesale Corp.	33,700	4,776,975
CVS Health Corp.	88,348	8,508,796
Delhaize Group SA (Belgium)	2,703	196,847
J. Sainsbury PLC (United Kingdom)(a)	161,327	616,058
Koninklijke Ahold NV (Netherlands)	6,712	119,292
Kroger Co. (The)	37,346	2,397,987
Lawson, Inc. (Japan)	900	54,385
Safeway, Inc.	17,900	628,648
Sysco Corp.	45,000	1,786,050
Wal-Mart Stores, Inc.	120,300	10,331,364
Walgreens Boots Alliance, Inc.	66,700	5,082,540
Wesfarmers Ltd. (Australia)	8,099	274,213
Whole Foods Market, Inc.	27,400	1,381,508
WM Morrison Supermarkets PLC (United Kingdom)	172,713	492,797

		37,141,916

Food Products — 1.0%
Archer-Daniels-Midland Co.	48,926	2,544,152
Campbell Soup Co.	14,200	624,800
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	1	57,702
ConAgra Foods, Inc.	32,100	1,164,588
General Mills, Inc.	46,400	2,474,512
Golden Agri-Resources Ltd. (Singapore)	50,000	17,305
Hershey Co. (The)	11,400	1,184,802
Hormel Foods Corp.	10,700	557,470
J.M. Smucker Co. (The)	8,000	807,840
Kellogg Co.	19,400	1,269,536
Keurig Green Mountain, Inc.	9,500	1,257,752
Kraft Foods Group, Inc.	45,017	2,820,765
McCormick & Co., Inc.	10,300	765,290
Mead Johnson Nutrition Co.	15,267	1,534,944
Mondelez International, Inc. (Class A Stock)	127,753	4,640,628
Nestle SA (Switzerland)	19,945	1,454,011
NH Foods Ltd. (Japan)	1,000	21,878
Tate & Lyle PLC (United Kingdom)	3,418	32,025
Tyson Foods, Inc. (Class A Stock)	22,500	902,025
Unilever NV (United Kingdom)	28,299	1,106,996
Unilever PLC (United Kingdom)	9,426	382,962
Wilmar International Ltd. (Singapore)	301,000	733,427

		26,355,410

Gas Utilities
AGL Resources, Inc.	8,939	487,265
Enagas SA (Spain)	4,075	128,530
Snam SpA (Italy)	26,639	131,843

		747,638

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	114,000	5,132,280
Baxter International, Inc.	41,100	3,012,219

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Becton, Dickinson & Co.	14,700	$2,045,652
Boston Scientific Corp.*	100,567	1,332,513
C.R. Bard, Inc.	5,900	983,058
CareFusion Corp.*	15,775	936,088
Covidien PLC	34,300	3,508,204
DENTSPLY International, Inc.	11,200	596,624
Edwards Lifesciences Corp.*	8,200	1,044,516
Intuitive Surgical, Inc.*	2,800	1,481,032
Medtronic, Inc.	74,300	5,364,460
St. Jude Medical, Inc.	21,500	1,398,145
Stryker Corp.	23,000	2,169,590
Varian Medical Systems, Inc.*(a)	8,200	709,382
Zimmer Holdings, Inc.	13,300	1,508,486

		31,222,249

Health Care Providers & Services — 1.3%
Aetna, Inc.	27,069	2,404,539
Alfresa Holdings Corp. (Japan)	1,200	14,491
AmerisourceBergen Corp.	16,400	1,478,624
Anthem, Inc.	20,800	2,613,936
Cardinal Health, Inc.	25,750	2,078,798
Cigna Corp.	20,400	2,099,364
DaVita HealthCare Partners, Inc.*	13,200	999,768
Express Scripts Holding Co.*	56,549	4,788,004
Fresenius SE & Co. KGaA (Germany)	2,724	141,632
Humana, Inc.	11,700	1,680,471
Laboratory Corp. of America Holdings*	6,700	722,930
McKesson Corp.	17,630	3,659,635
Medipal Holdings Corp. (Japan)	38,900	454,340
Patterson Cos., Inc.	6,500	312,650
Quest Diagnostics, Inc.(a)	11,300	757,778
Sonic Healthcare Ltd. (Australia)	2,778	41,794
Suzuken Co. Ltd. (Japan)	900	24,861
Tenet Healthcare Corp.*(a)	7,550	382,559
UnitedHealth Group, Inc.	74,200	7,500,878
Universal Health Services, Inc. (Class B Stock)	7,100	789,946

		32,946,998

Health Care Technology — 0.1%
Cerner Corp.*	22,900	1,480,714

Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	34,000	1,541,220
Chipotle Mexican Grill, Inc.*	2,450	1,677,049
Darden Restaurants, Inc.(a)	9,850	577,506
Marriott International, Inc. (Class A Stock)	16,628	1,297,483
McDonald’s Corp.	74,900	7,018,130
Merlin Entertainments PLC (United Kingdom)	71,641	443,290
Oriental Land Co. Ltd. (Japan)	1,800	415,105
Royal Caribbean Cruises Ltd.	12,500	1,030,375
Sodexo SA (France)	698	68,323
Starbucks Corp.	57,000	4,676,850
Starwood Hotels & Resorts Worldwide, Inc.	14,000	1,134,980

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Tabcorp Holdings Ltd. (Australia)	84,990	$286,902
Tatts Group Ltd. (Australia)	10,669	30,007
Whitbread PLC (United Kingdom)	767	56,763
Wyndham Worldwide Corp.	9,620	825,011
Wynn Resorts Ltd.	6,200	922,312
Yum! Brands, Inc.	33,300	2,425,905

		24,427,211

Household Durables — 0.3%
D.R. Horton, Inc.	24,000	606,960
Garmin Ltd.(a)	9,300	491,319
Harman International Industries, Inc.	5,500	586,905
Leggett & Platt, Inc.	10,500	447,405
Lennar Corp. (Class A Stock)	14,100	631,821
Mohawk Industries, Inc.*	4,900	761,264
Newell Rubbermaid, Inc.	21,114	804,232
Panasonic Corp. (Japan)	72,400	852,759
Persimmon PLC (United Kingdom)*	4,080	99,650
PulteGroup, Inc.	25,222	541,264
Sekisui Chemical Co. Ltd. (Japan)	3,000	36,093
Sony Corp. (Japan)	29,400	600,032
Whirlpool Corp.	6,026	1,167,477

		7,627,181

Household Products — 1.1%
Clorox Co. (The)	10,000	1,042,100
Colgate-Palmolive Co.	65,900	4,559,621
Henkel AG & Co. KGaA (Germany)	8,150	789,480
Kimberly-Clark Corp.	28,400	3,281,336
Procter & Gamble Co. (The)	206,425	18,803,253
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	4,247	91,560

		28,567,350

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	51,100	703,647
Electric Power Development Co. Ltd. (Japan)	900	30,412
NRG Energy, Inc.	26,100	703,395

		1,437,454

Industrial Conglomerates — 1.3%
3M Co.	49,400	8,117,408
Danaher Corp.	46,300	3,968,373
General Electric Co.	767,700	19,399,779
Hopewell Holdings Ltd. (Hong Kong)	106,000	385,854
Hutchison Whampoa Ltd. (Hong Kong)	13,000	148,610
Keppel Corp. Ltd. (Singapore)	61,000	406,588
NWS Holdings Ltd. (Hong Kong)	11,000	20,177
Roper Industries, Inc.	7,700	1,203,895
Siemens AG (Germany)	5,816	652,579

		34,303,263

Insurance — 1.6%
ACE Ltd.	25,500	2,929,440
Aflac, Inc.	34,700	2,119,823
AIA Group Ltd. (Hong Kong)	5,200	28,680
Allianz SE (Germany)	3,336	552,531
Allstate Corp. (The)	33,300	2,339,325

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
American International Group, Inc.	108,139	$6,056,865
Aon PLC	22,200	2,105,226
Assurant, Inc.	5,500	376,365
AXA SA (France)	32,922	758,625
Baloise Holding AG (Switzerland)	3,970	507,412
Chubb Corp. (The)	18,600	1,924,542
Cincinnati Financial Corp.	11,237	582,414
CNP Assurances (France)	1,259	22,320
Genworth Financial, Inc. (Class A Stock)*	37,200	316,200
Hannover Rueck SE (Germany)	1,811	163,373
Hartford Financial Services Group, Inc. (The)	33,900	1,413,291
Insurance Australia Group Ltd. (Australia)	17,358	88,136
Legal & General Group PLC (United Kingdom)	163,963	633,087
Lincoln National Corp.	19,918	1,148,671
Loews Corp.	23,275	978,015
Marsh & McLennan Cos., Inc.	41,400	2,369,736
MetLife, Inc.	86,400	4,673,376
Muenchener Rueckversicherungs AG (Germany)	1,062	211,485
NN Group NV (Netherlands)*	895	26,719
Principal Financial Group, Inc.	20,800	1,080,352
Progressive Corp. (The)	40,800	1,101,192
Prudential PLC (United Kingdom)	18,497	427,642
Suncorp Group Ltd. (Australia)	45,247	516,892
Swiss Life Holding AG (Switzerland)*	1,871	442,214
Swiss Re AG (Switzerland)*	1,279	107,144
Tokio Marine Holdings, Inc. (Japan)	5,000	162,388
Torchmark Corp.	9,725	526,803
Travelers Cos., Inc. (The)	25,735	2,724,050
UnipolSai SpA (Italy)	7,610	20,489
Unum Group	21,410	746,781
XL Group PLC (Ireland)	19,800	680,526

		40,862,130

Internet & Catalog Retail — 0.6%
Amazon.com, Inc.*	28,900	8,969,115
Expedia, Inc.	7,950	678,612
Netflix, Inc.*	4,650	1,588,487
Priceline Group, Inc. (The)*	4,010	4,572,242
TripAdvisor, Inc.*(a)	8,450	630,877

		16,439,333

Internet Software & Services — 1.8%
Akamai Technologies, Inc.*	13,800	868,848
eBay, Inc.*	85,600	4,803,872
Facebook, Inc. (Class A Stock)*	159,200	12,420,784
Google, Inc. (Class A Stock)*	21,750	11,541,855
Google, Inc. (Class C Stock)*	21,770	11,459,728
VeriSign, Inc.*(a)	8,500	484,500
Yahoo!, Inc.*	68,900	3,480,139

		45,059,726

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services — 1.8%
Accenture PLC (Class A Stock)	47,900	$4,277,949
Alliance Data Systems Corp.*(a)	4,600	1,315,830
Automatic Data Processing, Inc.	36,500	3,043,005
Cap Gemini SA (France)	10,878	777,966
Cognizant Technology Solutions Corp. (Class A Stock)*	46,300	2,438,158
Computer Sciences Corp.	11,400	718,770
Fidelity National Information Services, Inc.	21,700	1,349,740
Fiserv, Inc.*	18,900	1,341,333
International Business Machines Corp.	70,700	11,343,108
MasterCard, Inc. (Class A Stock)	75,100	6,470,616
Paychex, Inc.	24,800	1,145,016
Teradata Corp.*(a)	11,400	497,952
Total System Services, Inc.	12,096	410,780
Visa, Inc. (Class A Stock)(a)	37,400	9,806,280
Western Union Co. (The)(a)	39,210	702,251
Xerox Corp.	80,663	1,117,989

		46,756,743

Leisure Products — 0.1%
Bandai Namco Holdings, Inc. (Japan)	13,500	285,812
Hasbro, Inc.(a)	8,600	472,914
Mattel, Inc.	26,151	809,243
Shimano, Inc. (Japan)	600	77,713

		1,645,682

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	25,114	1,028,167
PerkinElmer, Inc.	8,600	376,078
QIAGEN NV*	1,701	39,622
Thermo Fisher Scientific, Inc.	30,300	3,796,287
Waters Corp.*	6,700	755,224

		5,995,378

Machinery — 0.9%
Amada Co. Ltd. (Japan)	2,600	22,279
Atlas Copco AB (Sweden) (Class B Stock)	2,796	71,572
Caterpillar, Inc.	47,600	4,356,828
Cummins, Inc.	13,200	1,903,044
Deere & Co.	27,300	2,415,231
Dover Corp.	12,800	918,016
FANUC Corp. (Japan)	1,400	230,833
Flowserve Corp.	10,700	640,181
IHI Corp. (Japan)	11,000	55,709
Illinois Tool Works, Inc.	28,000	2,651,600
Ingersoll-Rand PLC	20,300	1,286,817
Joy Global, Inc.	7,400	344,248
Kawasaki Heavy Industries Ltd. (Japan)	10,000	45,475
Kone OYJ (Finland) (Class B Stock)	13,529	615,946
MAN SE (Germany)	473	52,678
NSK Ltd. (Japan)	35,000	413,236
PACCAR, Inc.	27,343	1,859,597
Pall Corp.	8,100	819,801
Parker Hannifin Corp.	11,665	1,504,202

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Pentair PLC (United Kingdom)	14,777	$981,488
Snap-on, Inc.	4,700	642,678
Stanley Black & Decker, Inc.	11,897	1,143,064
Sumitomo Heavy Industries Ltd. (Japan)	36,000	193,643
THK Co. Ltd. (Japan)	1,500	36,048
Vallourec SA (France)	4,842	131,226
Wartsila OYJ Abp (Finland)	2,017	90,278
Xylem, Inc.	13,500	513,945
Yangzijiang Shipbuilding Holdings Ltd. (China)	25,000	22,655

		23,962,318

Marine
A.P. Moeller – Maersk A/S (Denmark) (Class A Stock)	28	53,582
A.P. Moeller – Maersk A/S (Denmark) (Class B Stock)	325	646,409
Kuehne + Nagel International AG (Switzerland)	388	52,704
Mitsui OSK Lines Ltd. (Japan)	8,000	23,702
Nippon Yusen K.K. (Japan)	12,000	33,894

		810,291

Media — 2.0%
Altice SA (Luxembourg)*	948	74,862
Cablevision Systems Corp. (Class A Stock)(a)	14,900	307,536
CBS Corp. (Class B Stock)	37,034	2,049,462
Comcast Corp. (Class A Stock)	196,990	11,427,390
Dentsu, Inc. (Japan)	1,500	63,062
DIRECTV*	38,100	3,303,270
Discovery Communications, Inc. (Class A Stock)*	11,200	385,840
Discovery Communications, Inc. (Class C Stock)*(a)	21,300	718,236
Gannett Co., Inc.	16,600	530,038
Hakuhodo DY Holdings, Inc. (Japan)	3,100	29,667
Interpublic Group of Cos., Inc. (The)	30,731	638,283
Lagardere SCA (France)	1,567	40,808
News Corp. (Class A Stock)*	35,775	561,310
Omnicom Group, Inc.	19,000	1,471,930
Publicis Groupe SA (France)	2,912	208,836
Reed Elsevier NV (United Kingdom)	2,200	52,537
Reed Elsevier PLC (United Kingdom)	8,468	144,650
RTL Group SA (Germany)	287	27,367
Scripps Networks Interactive, Inc. (Class A Stock)(a)	8,000	602,160
Sky PLC (United Kingdom)	7,608	106,180
Time Warner Cable, Inc.	21,414	3,256,213
Time Warner, Inc.	65,366	5,583,564
Twenty-First Century Fox, Inc. (Class A Stock)	142,700	5,480,393
Viacom, Inc. (Class B Stock)	28,934	2,177,283
Walt Disney Co. (The)	120,200	11,321,638
Wolters Kluwer NV (Netherlands)	2,201	67,164

		50,629,679

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining — 0.4%
Alcoa, Inc.	88,140	$1,391,731
Allegheny Technologies, Inc.	7,700	267,729
Anglo American PLC (United Kingdom)	3,215	59,492
Antofagasta PLC (United Kingdom)	26,301	306,459
BHP Billiton Ltd. (Australia)	23,042	544,774
BHP Billiton PLC (Australia)	29,888	640,541
Fortescue Metals Group Ltd. (Australia)(a)	117,795	258,636
Freeport-McMoRan, Inc.	78,788	1,840,488
JFE Holdings, Inc. (Japan)	6,300	140,496
Kobe Steel Ltd. (Japan)	404,000	695,889
Maruichi Steel Tube Ltd. (Japan)	700	14,898
Mitsubishi Materials Corp. (Japan)	15,000	49,761
Newmont Mining Corp.	36,100	682,290
Nippon Steel & Sumitomo Metal Corp. (Japan)	54,000	133,954
Nucor Corp.	24,100	1,182,105
Rio Tinto PLC (United Kingdom)	8,804	405,839
Sumitomo Metal Mining Co. Ltd. (Japan)	4,000	59,660
Voestalpine AG (Austria)	12,686	501,264

		9,176,006

Multi-Utilities — 0.7%
AGL Energy Ltd. (Australia)	4,844	52,834
Ameren Corp.	18,800	867,244
CenterPoint Energy, Inc.	31,100	728,673
Centrica PLC (United Kingdom)	36,698	158,955
CMS Energy Corp.	21,500	747,125
Consolidated Edison, Inc.	22,100	1,458,821
Dominion Resources, Inc.	44,232	3,401,441
DTE Energy Co.	13,500	1,165,995
E.ON SE (Germany)	5,537	94,637
Integrys Energy Group, Inc.	6,120	476,442
National Grid PLC (United Kingdom)	72,609	1,030,272
NiSource, Inc.	23,600	1,001,112
PG&E Corp.	36,300	1,932,612
Public Service Enterprise Group, Inc.	38,000	1,573,580
SCANA Corp.	11,300	682,520
Sempra Energy	17,719	1,973,188
TECO Energy, Inc.	17,200	352,428
Wisconsin Energy Corp.(a)	17,400	917,676

		18,615,555

Multiline Retail — 0.4%
Dollar General Corp.*	22,900	1,619,030
Dollar Tree, Inc.*	15,800	1,112,004
Family Dollar Stores, Inc.	7,400	586,154
Kohl’s Corp.	15,700	958,328
Macy’s, Inc.	27,374	1,799,840
Nordstrom, Inc.	11,100	881,229
Target Corp.	48,000	3,643,680

		10,600,265

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 4.0%
Anadarko Petroleum Corp.	38,354	$3,164,205
Apache Corp.	29,114	1,824,574
BP PLC (United Kingdom)	109,674	696,165
Cabot Oil & Gas Corp.	31,900	944,559
Chesapeake Energy Corp.	37,600	735,832
Chevron Corp.	144,822	16,246,132
Cimarex Energy Co.	6,800	720,800
ConocoPhillips	93,177	6,434,804
CONSOL Energy, Inc.	17,400	588,294
Denbury Resources, Inc.(a)	26,600	216,258
Devon Energy Corp.	29,500	1,805,695
Eni SpA (Italy)	45,369	794,708
EOG Resources, Inc.	41,500	3,820,905
EQT Corp.	11,600	878,120
Exxon Mobil Corp.	324,099	29,962,953
Hess Corp.	20,200	1,491,164
Kinder Morgan, Inc.	128,298	5,428,288
Marathon Oil Corp.	51,682	1,462,084
Marathon Petroleum Corp.	21,841	1,971,369
Murphy Oil Corp.	13,300	671,916
Newfield Exploration Co.*	10,200	276,624
Noble Energy, Inc.	27,800	1,318,554
Occidental Petroleum Corp.	59,100	4,764,051
ONEOK, Inc.	15,900	791,661
Phillips 66	42,338	3,035,635
Pioneer Natural Resources Co.	11,350	1,689,447
QEP Resources, Inc.	13,000	262,860
Range Resources Corp.	13,000	694,850
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	46,602	1,555,246
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	32,840	1,134,659
Showa Shell Sekiyu K.K. (Japan)	2,500	24,626
Southwestern Energy Co.*	27,200	742,288
Spectra Energy Corp.	51,162	1,857,181
Statoil ASA (Norway)	8,169	143,830
Tesoro Corp.	9,600	713,760
Total SA (France)	16,650	853,015
Valero Energy Corp.	40,400	1,999,800
Williams Cos., Inc. (The)	50,100	2,251,494
Woodside Petroleum Ltd. (Australia)	5,323	164,626

		104,133,032

Paper & Forest Products — 0.1%
International Paper Co.	32,173	1,723,829
UPM-Kymmene OYJ (Finland)	3,925	64,324

		1,788,153

Personal Products — 0.1%
Avon Products, Inc.	32,200	302,358
Estee Lauder Cos., Inc. (The) (Class A Stock)	17,000	1,295,400

		1,597,758

Pharmaceuticals — 3.7%
AbbVie, Inc.	121,400	7,944,416
Actavis PLC*	20,089	5,171,109
Allergan, Inc.	22,900	4,868,311
AstraZeneca PLC (United Kingdom)	9,362	661,246

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Bayer AG (Germany)	3,490	$475,718
Bristol-Myers Squibb Co.	126,370	7,459,621
Eli Lilly & Co.	75,100	5,181,149
GlaxoSmithKline PLC (United Kingdom)	47,462	1,018,233
Hospira, Inc.*	13,260	812,175
Johnson & Johnson	214,248	22,403,913
Mallinckrodt PLC*	8,800	871,464
Merck & Co., Inc.	219,333	12,455,921
Merck KGaA (Germany)	916	86,203
Mylan, Inc.*	28,900	1,629,093
Novartis AG (Switzerland)	24,132	2,238,086
Novo Nordisk A/S (Denmark) (Class B Stock)	4,633	195,975
Otsuka Holdings Co. Ltd. (Japan)	22,000	659,587
Perrigo Co. PLC	10,400	1,738,464
Pfizer, Inc.	481,870	15,010,250
Roche Holding AG (Switzerland)	6,720	1,820,732
Sanofi (France)	8,625	786,347
Shire PLC (Ireland)	525	37,223
Teva Pharmaceutical Industries Ltd. (Israel)	13,487	773,141
Zoetis, Inc.	37,700	1,622,231

		95,920,608

Professional Services — 0.1%
Adecco SA (Switzerland)*	671	46,124
Capita PLC (United Kingdom)	4,883	81,877
Dun & Bradstreet Corp. (The)	2,900	350,784
Equifax, Inc.	9,500	768,265
Nielsen NV(a)	24,600	1,100,358
Robert Half International, Inc.	11,000	642,180

		2,989,588

Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	30,100	2,975,385
Apartment Investment & Management Co. (Class A Stock)	10,833	402,446
AvalonBay Communities, Inc.	10,175	1,662,493
Boston Properties, Inc.	11,600	1,492,804
CapitaCommercial Trust (Singapore)	27,000	35,647
CapitaMall Trust (Singapore)	18,000	27,637
Crown Castle International Corp.	25,600	2,014,720
Equity Residential	27,800	1,997,152
Essex Property Trust, Inc.	4,900	1,012,340
Federation Centres (Australia)	310,281	722,416
General Growth Properties, Inc.	47,500	1,336,175
GPT Group (The) (Australia)	12,319	43,598
HCP, Inc.	35,700	1,571,871
Health Care REIT, Inc.	25,100	1,899,317
Host Hotels & Resorts, Inc.	57,382	1,363,970
Intu Properties PLC (United Kingdom)	133,377	689,552
Iron Mountain, Inc.	13,602	525,853
Kimco Realty Corp.	31,300	786,882
Land Securities Group PLC (United Kingdom)	5,791	104,097
Link REIT (The) (Hong Kong)	108,500	679,292

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Macerich Co. (The)	11,000	$917,510
Plum Creek Timber Co., Inc.	13,300	569,107
Prologis, Inc.	38,777	1,668,574
Public Storage	11,200	2,070,320
Simon Property Group, Inc.	23,843	4,342,049
Ventas, Inc.(a)	22,418	1,607,371
Vornado Realty Trust	13,625	1,603,799
Weyerhaeuser Co.	39,998	1,435,528

		35,557,905

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	21,100	722,675
Cheung Kong Holdings Ltd. (Hong Kong)	17,000	284,696
Daiwa House Industry Co. Ltd. (Japan)	4,300	81,232
Deutsche Wohnen AG (Germany)	3,763	88,768
Henderson Land Development Co. Ltd. (Hong Kong)	15,400	107,034
Hysan Development Co. Ltd. (Hong Kong)	148,000	656,825
Lend Lease Group (Australia)	4,503	59,975
New World Development Co. Ltd. (Hong Kong)	155,000	177,942
Sino Land Co. Ltd. (Hong Kong)	22,000	35,317
Swire Properties Ltd. (Hong Kong)	8,800	25,893
Wheelock & Co. Ltd. (Hong Kong)	6,000	27,858

		2,268,215

Road & Rail — 0.6%
Asciano Ltd. (Australia)	7,275	35,628
Central Japan Railway Co. (Japan)	1,000	149,876
ComfortDelGro Corp. Ltd. (Singapore)	15,000	29,354
CSX Corp.	75,800	2,746,234
DSV A/S (Denmark)	1,318	40,132
Hankyu Hanshin Holdings, Inc. (Japan)	9,000	48,277
Kansas City Southern	8,500	1,037,255
MTR Corp. Ltd. (Hong Kong)	10,500	42,958
Norfolk Southern Corp.	23,500	2,575,835
Ryder System, Inc.	4,100	380,685
Union Pacific Corp.	68,400	8,148,492
West Japan Railway Co. (Japan)	3,900	184,385

		15,419,111

Semiconductors & Semiconductor Equipment — 1.3%
Altera Corp.	24,000	886,560
Analog Devices, Inc.	23,900	1,326,928
Applied Materials, Inc.	91,300	2,275,196
Avago Technologies Ltd. (Singapore)	19,500	1,961,505
Broadcom Corp. (Class A Stock)	41,350	1,791,695
First Solar, Inc.*	6,000	267,570
Infineon Technologies AG (Germany)	8,178	86,539
Intel Corp.	372,800	13,528,912
KLA-Tencor Corp.	12,700	893,064
Lam Research Corp.	12,450	987,783

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Linear Technology Corp.	18,500	$843,600
Microchip Technology, Inc.	15,700	708,227
Micron Technology, Inc.*	81,200	2,842,812
NVIDIA Corp.	37,150	744,858
Rohm Co. Ltd. (Japan)	700	42,177
Texas Instruments, Inc.	80,900	4,325,318
Xilinx, Inc.	20,600	891,774

		34,404,518

Software — 2.1%
Adobe Systems, Inc.*	35,800	2,602,660
Autodesk, Inc.*	17,400	1,045,044
CA, Inc.	24,164	735,794
Citrix Systems, Inc.*	12,700	810,260
Electronic Arts, Inc.*	23,900	1,123,659
Intuit, Inc.	21,900	2,018,961
Microsoft Corp.	630,200	29,272,790
Nexon Co. Ltd. (Japan)	21,000	195,764
Oracle Corp.	246,500	11,085,105
Red Hat, Inc.*	14,600	1,009,444
salesforce.com, inc.*	43,700	2,591,847
Symantec Corp.	52,278	1,341,192

		53,832,520

Specialty Retail — 1.3%
ABC-Mart, Inc. (Japan)	400	19,355
AutoNation, Inc.*	6,174	372,971
AutoZone, Inc.*(a)	2,550	1,578,731
Bed Bath & Beyond, Inc.*	15,000	1,142,550
Best Buy Co., Inc.	22,525	878,025
CarMax, Inc.*(a)	16,800	1,118,544
Dixons Carphone PLC (United Kingdom)	80,040	576,847
GameStop Corp. (Class A Stock)(a)	8,800	297,440
Gap, Inc. (The)	21,200	892,732
Hennes & Mauritz AB (Sweden) (Class B Stock)	1,714	71,208
Home Depot, Inc. (The)	101,850	10,691,195
L Brands, Inc.	18,606	1,610,349
Lowe’s Cos., Inc.	74,800	5,146,240
Nitori Holdings Co. Ltd. (Japan)	500	26,864
O’Reilly Automotive, Inc.*	7,900	1,521,698
PetSmart, Inc.	7,600	617,842
Ross Stores, Inc.	15,900	1,498,734
Staples, Inc.	46,749	847,092
Tiffany & Co.	8,800	940,368
TJX Cos., Inc. (The)	52,500	3,600,450
Tractor Supply Co.	10,700	843,374
Urban Outfitters, Inc.*	8,000	281,040

		34,573,649

Technology Hardware, Storage & Peripherals — 2.6%
Apple, Inc.	449,940	49,664,377
Brother Industries Ltd. (Japan)	15,900	288,225
EMC Corp.	155,650	4,629,031
FUJIFILM Holdings Corp. (Japan)	6,900	210,544
Hewlett-Packard Co.	142,748	5,728,477
NEC Corp. (Japan)	19,000	55,214
NetApp, Inc.	24,400	1,011,380

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Ricoh Co. Ltd. (Japan)	5,100	$51,556
SanDisk Corp.(a)	17,400	1,704,852
Seagate Technology PLC	24,700	1,642,550
Seiko Epson Corp. (Japan)	15,400	644,401
Western Digital Corp.	17,100	1,892,970

		67,523,577

Textiles, Apparel & Luxury Goods — 0.5%
Burberry Group PLC (United Kingdom)	3,265	82,839
Coach, Inc.	21,400	803,784
Fossil Group, Inc.*	3,500	387,590
Luxottica Group SpA (Italy)	1,233	67,592
Michael Kors Holdings Ltd.*	15,600	1,171,560
NIKE, Inc. (Class B Stock)	53,800	5,172,870
Pandora A/S (Denmark)	9,001	729,595
PVH Corp.	6,300	807,471
Ralph Lauren Corp.	4,800	888,768
Swatch Group AG (The) (Switzerland)	363	31,400
Under Armour, Inc. (Class A Stock)*(a)	13,000	882,700
VF Corp.	26,600	1,992,340

		13,018,509

Thrifts & Mortgage Finance
Hudson City Bancorp, Inc.	34,300	347,116
People’s United Financial, Inc.(a)	22,000	333,960

		681,076

Tobacco — 0.9%
Altria Group, Inc.	151,200	7,449,624
British American Tobacco PLC (United Kingdom)	13,676	741,117
Imperial Tobacco Group PLC (United Kingdom)	17,347	763,607
Japan Tobacco, Inc. (Japan)	17,100	470,640
Lorillard, Inc.	27,841	1,752,313
Philip Morris International, Inc.	118,900	9,684,405
Reynolds American, Inc.	23,200	1,491,064

		22,352,770

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors — 0.2%
Bunzl PLC (United Kingdom)	2,739	$74,877
Fastenal Co.(a)	21,000	998,760
ITOCHU Corp. (Japan)	8,600	91,806
Marubeni Corp. (Japan)	11,800	70,604
Mitsubishi Corp. (Japan)	42,800	783,245
Mitsui & Co. Ltd. (Japan)	11,200	150,003
Sumitomo Corp. (Japan)	8,100	83,193
United Rentals, Inc.*	7,500	765,075
W.W. Grainger, Inc.	4,700	1,197,983

		4,215,546

Transportation Infrastructure
Hutchison Port Holdings Trust (Singapore)	42,000	28,980

Water Utilities
Severn Trent PLC (United Kingdom)	5,743	179,120

Wireless Telecommunication Services
KDDI Corp. (Japan)	4,200	263,861
Millicom International Cellular SA (Luxembourg) SDR	485	35,936
Vodafone Group PLC (United Kingdom)	191,822	657,688

		957,485

TOTAL COMMON STOCKS (cost $704,927,077)		1,485,151,468

EXCHANGE TRADED FUND
iShares MSCI EAFE Index Fund(a) (cost $1,028,152)	16,250	988,650

PREFERRED STOCKS
Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	392	32,027
Volkswagen AG (Germany) (PRFC)	2,197	488,296

		520,323

Banking
Citigroup Capital XIII 7.875%, (Capital Security, fixed to floating preferred)(b)	20,000	531,600

TOTAL PREFERRED STOCKS (cost $1,108,715)		1,051,923

ASSET-BACKED SECURITIES — 2.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligation
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.494%	(b)	04/25/19	388	$384,317

Collateralized Loan Obligations — 1.3%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.411%	(b)	04/20/25	2,100	2,064,439
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class B2, 144A	3.360%		04/20/25	250	241,526
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.419%	(b)	07/13/25	2,400	2,358,497
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.766%	(b)	04/28/26	400	397,030
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.833%		10/15/26	2,000	1,993,387

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.796%	(b)	10/15/26	600	$596,249
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.800%	(b)	10/17/26	250	249,135
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.431%	(b)	07/15/24	1,000	982,819
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.378%	(b)	04/17/25	2,200	2,160,458
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.781%	(b)	04/20/26	1,650	1,641,778
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.780%	(b)	10/18/26	250	248,071
Four Corners CLO III Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.482%	(b)	07/22/20	262	260,262
Fraser Sullivan CLO I Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.711%	(b)	03/15/20	1,000	995,796
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.704%	(b)	10/15/26	750	742,829
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.320%		01/25/27	750	738,075
ING IM CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371%	(b)	04/15/24	1,500	1,473,007
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.822%	(b)	05/15/26	250	249,117
Magnetite Ltd. (Cayman Islands), Series 2012-6A, Class A, 144A	1.741%	(b)	09/15/23	300	299,286
Magnetite Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.711%	(b)	04/15/26	1,750	1,735,491
Magnetite Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.700%	(b)	07/25/26	3,000	2,965,031
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A	1.685%	(b)	01/18/27	500	494,517
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	1.702%	(b)	05/18/23	500	498,156
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	0.483%	(b)	02/22/20	1	1,428
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.382%	(b)	07/22/25	1,000	980,862
Seneca Park CLO Ltd. (Cayman Islands), Series 2014- 1A, Class A, 144A	1.704%	(b)	07/17/26	500	498,631
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.350%		07/17/26	500	503,092
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.281%	(b)	04/15/25	2,600	2,545,177
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.882%	(b)	08/17/22	500	501,395
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.931%	(b)	10/20/23	900	903,586
THL Credit Wind River Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	1.863%	(b)	01/22/27	1,750	1,743,000
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.351%	(b)	07/15/25	2,200	2,155,467
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.731%	(b)	04/20/26	1,300	1,290,239
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26	500	503,086

					35,010,919

Non-Residential Mortgage-Backed Securities — 0.5%
American Express Credit Account Secured Note Trust, Series 2012-4, Class C, 144A	0.961%	(b)	05/15/20	2,700	2,715,204
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	1,500	1,508,007
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	2,400	2,406,182
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	954	949,045
Synchrony Credit Card Master Note Trust, Series 2012-4, Class B	1.011%	(b)	06/15/18	4,500	4,501,453

					12,079,891

Residential Mortgage-Backed Securities — 0.3%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	1.820%	(b)	03/25/33	307	290,592
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	4.123%	(b)	07/25/35	375	363,840
CWABS, Inc., Series 2004-1, Class M1	0.920%	(b)	03/25/34	2,703	2,577,328
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	5.037%	(b)	07/25/34	460	440,198
Fremont Home Loan Trust, Series 2004-2, Class M1	1.025%	(b)	07/25/34	506	454,965
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1	0.965%	(b)	06/25/34	657	633,573
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.370%	(b)	05/25/33	160	150,460
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.220%	(b)	12/25/33	920	888,743
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1	1.070%	(b)	07/25/32	403	385,953

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1	1.445%	(b)	09/25/32	609	$599,946
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	0.935%	(b)	02/25/34	1,006	944,391

					7,729,989

TOTAL ASSET-BACKED SECURITIES (cost $54,784,572)					55,205,116

BANK LOANS(b) — 0.3%
Automotive
Schaeffler AG (Germany)	4.250%		05/15/20	600	597,000

Cable
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500%		06/07/20	1,000	981,250

Foods — 0.1%
ARAMARK Corp.	3.250%		09/07/19	437	429,589
Big Heart Pet Brands, Inc.	3.500%		03/09/20	767	733,973

					1,163,562

Healthcare & Pharmaceutical — 0.1%
Biomet, Inc.	3.733%		07/25/17	750	745,625
Grifols Worldwide Operations USA, Inc.	3.255%		02/26/21	248	244,403
RPI Finance Trust (Luxembourg)	3.250%		11/09/18	875	872,045

					1,862,073

Technology — 0.1%
Avago Technologies Finance Pte Ltd.	3.750%		05/06/21	821	816,428
First Data Corp.	3.755%		03/26/18	1,055	1,031,773
Trans Union LLC	4.000%		04/09/21	397	390,549

					2,238,750

TOTAL BANK LOANS (cost $6,897,918)					6,842,635

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.6%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	3,400	3,449,960
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.561%	(b)	04/10/49	3,016	3,226,564
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.710%	(b)	12/10/49	800	867,508
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	900	888,991
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	2,090	2,174,981
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	918	967,339
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	971,095
Commercial Mortgage Pass-Through Certificates, Series 2013-CR7, Class A3	2.929%		03/10/46	1,400	1,401,816
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class A2	2.928%		02/10/47	2,000	2,058,624
Commercial Mortgage Pass-Through Certificates, Series 2014-CR18, Class A4	3.550%		07/15/47	2,100	2,174,592
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class A4	3.648%		10/10/47	5,000	5,221,290
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3, Class A2	2.844%		06/10/47	1,700	1,748,768
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(b)	04/10/37	1,400	1,415,141
Commercial Mortgage Trust, Series 2005-GG5, Class AM	5.277%	(b)	04/10/37	3,500	3,576,307
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	1,116	1,119,335
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class A4	5.467%	(b)	02/15/39	2,810	2,890,984
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.467%	(b)	02/15/39	530	551,289
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832%		04/15/37	769	770,523

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc., Series 2014-M2, Class A2	3.513%	(b)	12/25/23	1,925	$2,051,831
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.873%		12/25/21	3,500	3,606,148
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class A2	2.373%		05/25/22	1,000	995,267
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.465%	(b)	05/25/22	20,995	1,808,434
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.506%	(b)	06/25/22	5,797	515,611
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(b)	02/25/23	5,300	5,578,685
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%	(b)	07/25/23	1,800	1,921,869
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.685%	(b)	08/25/16	4,986	94,192
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.778%	(b)	05/25/19	16,694	1,103,917
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.707%	(b)	07/25/19	17,278	1,108,915
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,100	1,127,734
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class A3	4.697%		07/15/42	1	1,290
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class AM	4.780%		07/15/42	1,000	1,007,794
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM	4.999%	(b)	10/15/42	1,170	1,193,473
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class ASB	5.523%		05/12/45	572	585,616
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772%	(b)	06/15/49	29	29,043
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	1,691	1,748,467
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,500	1,470,684
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	3,200	3,189,360
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	1,700	1,761,999
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,100	1,075,330
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5	4.739%		07/15/30	352	353,717
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	5.263%	(b)	11/15/40	1,390	1,433,656
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.677%	(b)	05/12/39	780	818,919
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class AM	5.517%	(b)	02/12/39	440	458,237
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A4	5.869%	(b)	06/12/46	2,137	2,242,343
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A2	5.331%		03/12/51	1,732	1,753,154
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,200	1,190,281
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.656%	(b)	10/15/42	2,136	2,194,672
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AAB	5.444%		02/12/44	1,698	1,708,543
Morgan Stanley Capital I Trust, Series 2007-T27, Class AAB	5.651%	(b)	06/11/42	234	234,210
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,400	1,386,020
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,200	3,199,235
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,500	1,503,116
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4	5.723%	(b)	05/15/43	3,075	3,189,474
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(b)	05/15/46	4,211	4,483,641

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $93,325,081)					93,599,984

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS — 8.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Airlines — 0.1%
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 1998-1, Class A	6.648%		09/15/17	103	$106,250
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class A-1(d)	6.703%		06/15/21	124	134,321
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2009-2, Class A	7.250%		11/10/19	562	648,674
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A(a)	4.750%		01/12/21	610	649,530
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-2, Class A	4.000%		10/29/24	383	389,184
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1 Class A	6.821%		08/10/22	315	364,844
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		05/23/19	471	504,396
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		04/15/19	776	844,004

					3,641,203

Automotive — 0.2%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207%		04/15/16	1,890	1,956,235
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,065	1,272,249
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700%		03/15/17	380	389,369
Jaguar Land Rover Automotive Plc (United Kingdom), Gtd. Notes, 144A	4.250%		11/15/19	535	539,012
Johnson Controls, Inc., Sr. Unsec’d. Notes	5.500%		01/15/16	235	246,098

					4,402,963

Banking — 2.6%
American Express Co., Jr. Sub. Notes(a)	5.200%	(b)	12/31/49	475	482,406
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875%		09/20/22	530	524,426
Bank of America Corp., Series K, Jr. Sub. Notes	8.000%	(b)	12/29/49	2,100	2,254,875
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,290	1,494,384
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,330	1,466,528
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	360	360,028
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	745	775,713
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	4.125%		01/22/24	2,740	2,877,425
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.500%		04/01/15	185	186,738
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	105	116,652
Bank of America NA, Sub. Notes	5.300%		03/15/17	850	913,040
Bank of America NA, Sub. Notes	6.000%		10/15/36	805	1,008,312
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%		10/29/15	1,265	1,275,975
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	5.300%		10/30/15	550	570,160
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	6.400%		10/02/17	270	302,376
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	7.250%		02/01/18	1,135	1,308,144
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	2,170	2,216,870
Citigroup, Inc., Sr. Unsec’d. Notes(a)	3.875%		10/25/23	1,730	1,798,165
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	1,125	1,229,353
Citigroup, Inc., Sr. Unsec’d. Notes	6.875%		03/05/38	36	49,048
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	850	1,301,294
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	1,195	1,489,050
Citigroup, Inc., Sub. Notes	6.125%		08/25/36	725	864,251
Compass Bank, Sr. Unsec’d. Notes	1.850%		09/29/17	1,050	1,045,522
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26	595	616,776
Discover Bank, Sub. Notes	7.000%		04/15/20	485	571,593
Discover Financial Services, Sr. Unsec’d. Notes	3.850%		11/21/22	900	915,662
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	2,305	2,601,566
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	1,250	1,445,984
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	220	278,112
Goldman Sachs Group, Inc. (The), Sub. Notes	5.625%		01/15/17	765	820,537
Goldman Sachs Group, Inc. (The), Sub. Notes(a)	6.750%		10/01/37	1,100	1,383,112

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	1,230	$1,371,018
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%		04/05/21	920	1,039,966
Huntington Bancshares, Inc., Sub. Notes(a)	7.000%		12/15/20	150	180,530
Intesa Sanpaolo SpA (Italy), Gtd. Notes	3.125%		01/15/16	1,145	1,163,097
JPMorgan Chase & Co., Jr. Sub. Notes(a)	6.100%	(b)	12/31/49	1,175	1,172,062
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(b)	04/29/49	2,000	2,152,600
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	1,660	1,784,666
JPMorgan Chase & Co., Sub. Notes	5.625%		08/16/43	185	215,137
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%		01/13/20	1,770	2,045,315
Morgan Stanley, Jr. Sub. Notes(a)	5.450%	(b)	12/31/49	640	641,152
Morgan Stanley, Sr. Unsec’d. Notes(a)	6.375%		07/24/42	640	849,942
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.450%		01/09/17	1,530	1,642,782
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	1,535	1,742,042
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	5.625%		09/23/19	2,110	2,381,755
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.625%		04/01/18	100	113,904
MUFG Capital Finance 1 Ltd. (Japan), Gtd. Notes	6.346%	(b)	07/29/49	800	852,130
Northern Trust Corp., Sub. Notes	3.950%		10/30/25	750	780,568
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22	1,195	1,204,662
PNC Bank NA, Sub. Notes	3.800%		07/25/23	480	494,783
PNC Funding Corp., Gtd. Notes	6.700%		06/10/19	390	461,771
Royal Bank of Canada (Canada), Covered Bonds(a)	2.200%		09/23/19	2,240	2,256,397
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%		09/24/15	780	789,349
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%		01/10/19	925	929,187
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	915	901,983
Wells Fargo & Co., Sub. Notes, MTN(a)	4.650%		11/04/44	910	938,994
Westpac Banking Corp. (Australia), Covered Bonds, 144A	2.000%		05/21/19	4,105	4,090,238

					66,740,107

Brokerage — 0.1%
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	465	474,338
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	5.250%		02/06/12	1,850	270,562
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.875%		05/02/18	700	104,125
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16	680	685,486

					1,534,511

Building Materials & Construction — 0.1%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $635,000; purchased 10/27/14)(c)(d)	5.375%		11/15/24	635	633,412
D.R. Horton, Inc., Gtd. Notes(a)	3.625%		02/15/18	375	379,688
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $530,000; purchased 06/19/14)(c)(d)	5.250%		06/27/29	530	463,485

					1,476,585

Cable — 0.3%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	900	1,001,250
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	7.250%		10/30/17	1,150	1,196,575
Comcast Cable Holdings LLC, Gtd. Notes	9.875%		06/15/22	1,440	1,991,748
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.500%		03/01/16	605	620,781
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.550%		03/15/15	165	165,979
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes(a)	5.150%		03/15/42	520	537,347
Time Warner Cable, Inc., Gtd. Notes	5.850%		05/01/17	1,240	1,353,521
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	850	864,875

					7,732,076

Capital Goods — 0.3%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,040	1,079,000
Case New Holland Industrial, Inc., Gtd. Notes	7.875%		12/01/17	1,100	1,210,000
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,195,904; purchased 10/10/07)(c)(d)	6.375%		10/15/17	1,198	1,345,117

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Capital Goods (continued)
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $386,623; purchased 10/10/07)(c)(d)	7.000%		10/15/37	390	$525,569
General Electric Co., Sr. Unsec’d. Notes	4.125%		10/09/42	180	186,338
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44	260	285,798
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $419,593; purchased 05/08/12)(c)(d)	3.125%		05/11/15	420	423,402
SPX Corp., Gtd. Notes(a)	6.875%		09/01/17	810	884,925
United Rentals North America, Inc., Gtd. Notes	7.375%		05/15/20	725	783,000
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,060	1,145,161

					7,868,310

Chemicals — 0.2%
CF Industries, Inc., Gtd. Notes(a)	5.375%		03/15/44	445	480,108
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44	5	5,063
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39	30	48,676
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	1,050	1,077,563
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	800	872,611
Monsanto Co., Sr. Unsec’d. Notes	4.200%		07/15/34	150	156,300
Monsanto Co., Sr. Unsec’d. Notes	4.400%		07/15/44	180	186,758
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%		11/15/33	265	299,823
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43	860	985,573
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%		06/01/25	500	647,178

					4,759,653

Consumer — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250%		04/15/18	1,600	1,804,254

Electric — 0.5%
Arizona Public Service Co., Sr. Unsec’d. Notes	6.250%		08/01/16	170	184,113
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes(a)	6.350%		10/01/36	530	723,542
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125%		04/01/36	340	427,153
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Series K2	6.950%		03/15/33	300	418,793
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Series 09-C	5.500%		12/01/39	145	174,046
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes(a)	4.800%		11/01/43	45	48,495
Duke Energy Carolinas LLC, First Mortgage	6.050%		04/15/38	530	689,179
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	6.750%		11/01/19	345	351,038
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	7.375%		11/01/22	255	259,463
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%		05/15/35	845	1,058,997
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes	8.625%		08/01/15	1,160	1,206,610
Exelon Corp., Sr. Unsec’d. Notes	4.900%		06/15/15	195	198,487
Exelon Generation Co. LLC, Sr. Unsec’d. Notes(a)	6.250%		10/01/39	1,375	1,651,473
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%		07/15/44	265	285,634
Florida Power & Light Co., First Mortgage	5.950%		10/01/33	380	501,182
Iberdrola International BV (Spain), Gtd. Notes	6.750%		09/15/33	140	173,689
Niagara Mohawk Power Corp. (United Kingdom), Sr. Unsec’d. Notes, 144A	4.881%		08/15/19	545	602,769
Northeast Utilities, Sr. Unsec’d. Notes	4.500%		11/15/19	605	657,962
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	6.375%		01/15/15	465	465,668
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%		05/15/18	135	158,876
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800%		05/01/37	515	666,681
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%		09/15/41	480	535,392
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%		04/01/17	263	287,020

					11,726,262

Energy – Integrated
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22	650	704,150

Energy – Other — 0.2%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(f)	10/10/36	1,000	379,274
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	305	366,517
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	225	262,879
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21	890	836,192

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy – Other (continued)
Newfield Exploration Co., Sr. Sub. Notes(a)	6.875%	02/01/20	225	$228,375
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%	01/26/19	350	301,525
Phillips 66, Gtd. Notes	2.950%	05/01/17	415	428,605
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%	05/01/18	1,450	1,623,166
Transocean, Inc., Gtd. Notes	2.500%	10/15/17	510	450,863
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20	685	672,984

				5,550,380

Foods — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.000%	11/15/39	1,160	1,774,110
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%	06/15/19	860	1,053,964
Constellation Brands, Inc., Gtd. Notes	4.750%	11/15/24	925	936,563
Delhaize Group SA (Belgium), Gtd. Notes	6.500%	06/15/17	460	507,447
Tyson Foods, Inc., Gtd. Notes	6.600%	04/01/16	785	836,813

				5,108,897

Gaming
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.875%	11/01/20	800	810,000

Healthcare & Pharmaceutical — 0.7%
Actavis Funding SCS, Gtd. Notes	4.850%	06/15/44	445	451,558
Actavis, Inc., Gtd. Notes	6.125%	08/15/19	440	499,066
Amgen, Inc., Sr. Unsec’d. Notes	5.150%	11/15/41	1,365	1,538,560
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	6.450%	09/15/37	480	646,799
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	3.375%	10/08/24	390	396,853
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734%	12/15/24	805	828,808
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	5.125%	08/15/18	900	931,500
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	535	537,675
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.500%	02/01/25	1,145	1,175,228
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%	12/01/41	140	173,345
HCA, Inc., Sr. Sec’d. Notes(a)	4.250%	10/15/19	445	451,675
HCA, Inc., Sr. Sec’d. Notes(a)	5.000%	03/15/24	900	924,750
HCA, Inc., Sr. Sec’d. Notes(a)	5.250%	04/15/25	350	365,750
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(a)	3.750%	08/23/22	150	153,462
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	5.625%	12/15/15	560	582,550
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	3.500%	03/15/25	2,515	2,572,770
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	4.375%	03/15/35	1,065	1,129,812
Mylan, Inc., Gtd. Notes	1.800%	06/24/16	355	357,141
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%	05/06/44	1,010	1,131,848
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%	09/29/21	4,385	4,439,786
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%	02/01/43	90	91,600

				19,380,536

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%	06/15/36	480	639,714
Anthem, Inc., Sr. Unsec’d. Notes	4.625%	05/15/42	330	346,288
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	260	270,598
Cigna Corp., Sr. Unsec’d. Notes	5.875%	03/15/41	540	672,300
Cigna Corp., Sr. Unsec’d. Notes	6.150%	11/15/36	640	797,692
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%	06/15/17	115	127,510
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.500%	06/15/37	400	535,993
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%	11/15/37	410	559,951

				3,950,046

Insurance — 0.8%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%	11/15/20	480	535,401
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%	06/15/43	125	137,919
American International Group, Inc., Sr. Unsec’d. Notes	4.500%	07/16/44	670	707,862
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	910	1,085,148
Axis Specialty Finance LLC, Gtd. Notes(a)	5.875%	06/01/20	990	1,121,452

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Chubb Corp. (The), Jr. Sub. Notes	6.375%	(b)	03/29/67	1,260	$1,350,783
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A	5.100%	(b)	12/29/49	375	390,469
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%		04/15/22	635	713,796
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	215	262,909
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000%		03/15/34	910	1,156,020
Lincoln National Corp., Jr. Sub. Notes	6.050%	(b)	04/20/67	250	250,000
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	476	603,920
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	660	915,308
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	505	631,013
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	165	175,213
MetLife, Inc., Sr. Unsec’d. Notes(a)	5.700%		06/15/35	960	1,196,340
MetLife, Inc., Sr. Unsec’d. Notes	6.375%		06/15/34	85	113,266
MetLife, Inc., Sr. Unsec’d. Notes	6.750%		06/01/16	270	291,086
New York Life Insurance Co., Sub. Notes, 144A(a)	6.750%		11/15/39	650	904,723
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A(a)	5.100%	(b)	10/16/44	1,505	1,572,725
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	350	452,417
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	640	734,780
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	695	1,093,237
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	105	110,215
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(b)	06/15/37	715	773,451
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	1,430	1,953,135
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	315	354,704
W.R. Berkley Corp., Sr. Unsec’d. Notes	5.600%		05/15/15	705	717,335
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%		08/15/19	575	648,978

					20,953,605

Lodging — 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	955	1,024,238
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	490	502,999
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	805	808,234
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(a)	6.750%		05/15/18	2,700	3,073,302
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%		03/01/18	405	404,308

					5,813,081

Media & Entertainment — 0.2%
21st Century Fox America, Inc., Gtd. Notes	6.150%		03/01/37	250	313,327
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	35	47,449
21st Century Fox America, Inc., Gtd. Notes	7.625%		11/30/28	1,265	1,677,333
CBS Corp., Gtd. Notes (original cost $120,159; purchased 07/16/12)(c)(d)	4.850%		07/01/42	115	116,553
DISH DBS Corp., Gtd. Notes(a)	7.125%		02/01/16	850	893,563
Historic TW, Inc., Gtd. Notes	9.150%		02/01/23	625	850,066
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375%		07/28/17	750	817,500
Time Warner, Inc., Gtd. Notes	6.200%		03/15/40	175	213,047
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	495	614,661
Time Warner, Inc., Gtd. Notes	7.625%		04/15/31	75	104,560
Viacom, Inc., Sr. Unsec’d. Notes (original cost $44,077; purchased 07/25/13)(c)(d)	4.500%		02/27/42	50	48,746
Viacom, Inc., Sr. Unsec’d. Notes (original cost $141,597; purchased 02/11/14)(c)(d)	4.875%		06/15/43	150	146,597
Viacom, Inc., Sr. Unsec’d. Notes (original cost $322,897; purchased 08/12/13)(c)(d)	5.850%		09/01/43	325	361,423

					6,204,825

Metals — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes(a)	5.000%		09/30/43	700	793,465
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	2.050%		10/23/15	905	910,889
Newmont Mining Corp., Gtd. Notes	6.250%		10/01/39	15	15,215
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%		07/27/35	370	416,247

					2,135,816

Non-Captive Finance — 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	3.750%		05/15/19	600	594,000

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Captive Finance (continued)
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	5.875%	01/14/38	580	$733,909
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.000%	08/07/19	3,010	3,501,151
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.875%	01/10/39	1,085	1,534,740
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%	05/15/16	230	238,625
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	295	328,925

				6,931,350

Packaging
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500%	01/15/23	1,000	970,000

Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $273,386; purchased 10/27/10)(c)(d)	5.400%	11/01/20	275	309,441
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	1,270	1,486,827
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	460	542,300
Rock-Tenn Co., Gtd. Notes	4.900%	03/01/22	675	725,078

				3,063,646

Pipelines & Other — 0.1%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.650%	06/01/21	610	637,655
Enterprise Products Operating LLC, Gtd. Notes	3.750%	02/15/25	1,055	1,059,017
Kinder Morgan Energy Partners LP, Gtd. Notes	5.950%	02/15/18	530	585,122
NiSource Finance Corp., Gtd. Notes	5.450%	09/15/20	500	562,656
ONEOK Partners LP, Gtd. Notes	6.650%	10/01/36	130	149,614
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	4.125%	11/15/19	650	625,625

				3,619,689

Railroads — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%	09/15/21	1,180	1,231,325
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%	08/01/28	735	931,124
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	690	892,445
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	120	142,645

				3,197,539

Real Estate Investment Trusts — 0.2%
Mack-Cali Realty LP, Sr. Unsec’d. Notes	7.750%	08/15/19	685	809,984
Prologis LP, Gtd. Notes	6.875%	03/15/20	68	79,873
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%	01/30/17	235	241,992
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	190	195,591
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%	05/30/18	2,925	3,328,922

				4,656,362

Retailers — 0.1%
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	170	203,222
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	565	617,498
L Brands, Inc., Gtd. Notes(a)	5.625%	02/15/22	1,300	1,397,500
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	345	437,089
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875%	01/15/22	300	311,811
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24	265	275,116

				3,242,236

Technology — 0.1%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.375%	11/01/15	370	376,670
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	700	749,470
Seagate HDD Cayman, Gtd. Notes, 144A	3.750%	11/15/18	455	466,944

				1,593,084

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40	400	473,284
AT&T Corp., Gtd. Notes	8.000%	11/15/31	18	26,523
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.800%	06/15/44	400	407,582

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	1,133	$1,226,836
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	350	549,518
Embarq Corp., Sr. Unsec’d. Notes (original cost $367,380; purchased 05/04/11-05/11/11)(c)(d)	7.082%	06/01/16	325	350,225
Embarq Corp., Sr. Unsec’d. Notes (original cost $364,974; purchased 05/12/06)(c)(d)	7.995%	06/01/36	365	407,888
Sprint Communications, Inc., Sr. Unsec’d. Notes	6.000%	12/01/16	950	993,724
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	3.500%	11/01/24	1,220	1,198,649
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	02/15/38	55	67,862
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	6.400%	09/15/33	701	863,480
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	6.550%	09/15/43	1,935	2,479,023
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	4.862%	08/21/46	1,053	1,081,670
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	5.012%	08/21/54	2,349	2,430,156

				12,556,420

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	4.000%	01/31/24	1,585	1,652,491
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	354	449,512
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38	42	71,847
Altria Group, Inc., Gtd. Notes	10.200%	02/06/39	274	477,073
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18	1,680	1,670,587
Lorillard Tobacco Co., Gtd. Notes	8.125%	06/23/19	290	351,575

				4,673,085

TOTAL CORPORATE BONDS (cost $208,640,435)				226,800,671

MUNICIPAL BONDS — 0.6%
California — 0.2%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	1,305	1,841,524
State of California, GO, BABs	7.300%	10/01/39	1,250	1,834,175
State of California, GO, BABs	7.500%	04/01/34	350	523,775
State of California, GO, BABs	7.550%	04/01/39	245	377,653
State of California, GO, BABs	7.625%	03/01/40	205	314,665

				4,891,792

Colorado
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%	11/01/50	565	785,599

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	970	1,312,216
State of Illinois, GO, Taxable Series	4.421%	01/01/15	630	630,000

				1,942,216

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	1,000	1,507,980

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%	08/01/36	1,100	1,378,498

Ohio
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	415	506,599
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%	12/01/34	275	308,651

				815,250

Oregon
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%	11/15/34	425	551,599

Pennsylvania
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	505	623,190

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43	945	$1,270,458

Texas
Texas State Transportation Commission, Revenue Bonds, Series B, BABs	5.028%		04/01/26	305	355,542

TOTAL MUNICIPAL BONDS (cost $10,635,438)					14,122,124

NON-CORPORATE FOREIGN AGENCIES — 0.8%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%		07/24/24	1,300	1,325,419
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%		01/15/24	490	512,050
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%		06/29/20	365	411,348
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%		04/23/19	695	708,553
International Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes(a)	2.250%		06/24/21	3,295	3,321,854
KFW (Germany), Gov’t. Gtd. Notes, MTN(a)	2.750%		10/01/20	2,645	2,762,808
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%		05/23/18	2,634	2,604,947
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%		05/20/16	1,400	1,337,210
Petroleos Mexicanos (Mexico), Gtd. Notes(a)	3.500%		01/30/23	795	760,417
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%		01/18/24	425	441,575
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%		01/21/21	2,240	2,424,800
Petroleos Mexicanos (Mexico), Gtd. Notes	6.625%		06/15/35	513	592,515
Petroleos Mexicanos (Mexico), Gtd. Notes	8.625%		12/01/23	350	433,650
Russian Agricultural Bank OJSC via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.299%		05/15/17	760	671,840
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%		04/10/17	1,235	1,229,109
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750%		05/07/19	500	502,101

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $20,204,225)					20,040,196

NON-CORPORATE SOVEREIGNS — 0.4%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.250%		01/07/25	970	970,000
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24	1,120	1,145,200
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000%		03/25/19	442	454,155
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A(a)	5.875%		03/13/20	870	963,525
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	6.875%		01/17/18	845	954,850
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	3.625%		03/15/22	600	612,900
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44	846	881,955
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%		09/22/24	395	405,863
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(a)	5.200%		01/30/20	475	523,688
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%		10/23/22	1,975	1,931,921
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875%		01/22/24	140	152,600
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, 144A(a)	4.125%		02/18/19	200	209,504
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20	610	709,276

TOTAL NON-CORPORATE SOVEREIGNS (cost $9,552,987)					9,915,437

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	349	356,882
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	1,547	1,309,549
Bank of America Mortgage Trust, Series 2005-A, Class 2A1	2.720%	(b)	02/25/35	355	343,226
Bank of America Mortgage Trust, Series 2005-B, Class 2A1	2.656%	(b)	03/25/35	404	366,067
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	2.535%	(b)	02/25/37	782	761,069
Fannie Mae Connecticut Avenue Securities, Series 2014-C04, Class 1M1	2.105%		11/25/24	3,893	3,897,236

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4, Class M1	1.570%		10/25/24	922	$921,902
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.489%	(b)	07/25/35	426	428,627
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	86	87,421
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.573%	(b)	02/25/34	473	471,925
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	233	233,993

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $9,456,281)					9,177,897

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.9%
Federal Home Loan Banks	0.375%		08/28/15	375	375,325
Federal Home Loan Banks(g)	5.500%		07/15/36	950	1,302,855
Federal Home Loan Mortgage Corp.	0.750%		01/12/18	455	448,470
Federal Home Loan Mortgage Corp.	2.125%	(b)	06/01/36	299	319,261
Federal Home Loan Mortgage Corp.	2.348%	(b)	12/01/35	350	373,456
Federal Home Loan Mortgage Corp.(a)	2.375%		01/13/22	4,140	4,182,617
Federal Home Loan Mortgage Corp.	2.500%		TBA	1,000	1,017,078
Federal Home Loan Mortgage Corp.	3.000%		10/01/28-01/01/43	4,221	4,356,438
Federal Home Loan Mortgage Corp.	3.000%		TBA	2,000	2,015,234
Federal Home Loan Mortgage Corp.	3.500%		TBA	500	527,813
Federal Home Loan Mortgage Corp.	3.500%		TBA	7,500	7,779,492
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	4,422	4,727,730
Federal Home Loan Mortgage Corp.	4.000%		TBA	4,500	4,784,678
Federal Home Loan Mortgage Corp.	4.500%		02/01/19-10/01/41	12,162	13,170,749
Federal Home Loan Mortgage Corp.	5.000%		07/01/18-05/01/39	3,854	4,193,480
Federal Home Loan Mortgage Corp.	5.500%		12/01/33-07/01/38	3,451	3,860,022
Federal Home Loan Mortgage Corp.	6.000%		03/01/32-08/01/39	1,360	1,549,496
Federal Home Loan Mortgage Corp.	6.500%		09/01/16	2	2,182
Federal Home Loan Mortgage Corp.	7.000%		05/01/31-10/01/31	331	377,922
Federal National Mortgage Assoc.	1.750%		06/20/19	1,180	1,185,815
Federal National Mortgage Assoc.(a)	1.750%		11/26/19	1,345	1,345,807
Federal National Mortgage Assoc.	1.784%	(b)	07/01/33	432	455,393
Federal National Mortgage Assoc.	1.809%	(b)	06/01/37	74	74,864
Federal National Mortgage Assoc.	1.875%		02/19/19	175	177,655
Federal National Mortgage Assoc.	1.917%	(b)	07/01/37	585	622,757
Federal National Mortgage Assoc.	2.500%		01/01/28	1,736	1,770,988
Federal National Mortgage Assoc.	2.500%		TBA	6,000	6,097,032
Federal National Mortgage Assoc.	2.625%		09/06/24	2,110	2,136,841
Federal National Mortgage Assoc.	3.000%		TBA	10,500	10,913,848
Federal National Mortgage Assoc.	3.000%		TBA	20,500	20,685,382
Federal National Mortgage Assoc.	3.500%		TBA	500	528,203
Federal National Mortgage Assoc.	3.500%		06/01/39-03/01/43	18,107	18,915,738
Federal National Mortgage Assoc.	3.500%		TBA	7,500	7,818,165
Federal National Mortgage Assoc.	4.000%		TBA	11,000	11,739,793
Federal National Mortgage Assoc.	4.000%		TBA	7,000	7,451,637
Federal National Mortgage Assoc.	4.500%		11/01/18-03/01/41	8,784	9,574,319
Federal National Mortgage Assoc.	4.500%		TBA	4,000	4,341,875
Federal National Mortgage Assoc.	4.500%		TBA	3,000	3,250,781
Federal National Mortgage Assoc.	5.000%		10/01/18-05/01/36	2,767	3,052,110
Federal National Mortgage Assoc.	5.000%		TBA	3,500	3,866,885
Federal National Mortgage Assoc.	5.500%		03/01/16-04/01/37	5,158	5,776,375
Federal National Mortgage Assoc.	6.000%		09/01/17-06/01/38	5,835	6,645,360
Federal National Mortgage Assoc.	6.500%		07/01/17-01/01/37	2,190	2,501,440
Federal National Mortgage Assoc.	7.000%		02/01/32-07/01/32	229	265,677
Federal National Mortgage Assoc.	7.500%		05/01/32	42	44,031
Government National Mortgage Assoc.	3.000%		TBA	2,000	2,045,250
Government National Mortgage Assoc.	3.000%		TBA	2,000	2,045,250
Government National Mortgage Assoc.	3.500%		TBA	500	524,844

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	3.500%		TBA	10,500	$11,021,719
Government National Mortgage Assoc.	3.500%		05/20/43	1,000	1,051,178
Government National Mortgage Assoc.	4.000%		06/15/40-05/20/41	496	533,112
Government National Mortgage Assoc.	4.000%		TBA	10,500	11,257,846
Government National Mortgage Assoc.	4.500%		TBA	1,000	1,092,617
Government National Mortgage Assoc.	4.500%		01/20/41-03/20/41	5,362	5,886,278
Government National Mortgage Assoc.	5.500%		08/15/33-04/15/36	2,551	2,873,780
Government National Mortgage Assoc.	6.000%		11/15/23-07/15/34	938	1,079,467
Government National Mortgage Assoc.	6.500%		10/15/23-09/15/36	1,761	2,025,041
Government National Mortgage Assoc.	8.000%		01/15/24-07/15/24	26	29,009
Hashemite Kingdom of Jordan, USAID Bond (Jordan), U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	566	575,430
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.880%		04/01/36	85	115,947
Ukraine Government USAID Bonds, U.S. Gov’t. Gtd. Notes	1.844%		05/16/19	1,230	1,238,303

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $224,225,269)					229,998,140

U.S. TREASURY OBLIGATIONS — 5.0%
U.S. Treasury Bonds	2.875%		05/15/43	1,175	1,201,804
U.S. Treasury Bonds	3.375%		05/15/44	3,470	3,906,460
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/19	17,977	17,779,147
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%		01/15/20	9,471	9,940,693
U.S. Treasury Notes	0.875%		07/31/19	4,980	4,825,540
U.S. Treasury Notes	1.000%		12/15/17-09/30/19	11,670	11,408,192
U.S. Treasury Notes	1.250%		11/30/18	6,845	6,796,873
U.S. Treasury Notes	1.375%		02/28/19	2,030	2,019,056
U.S. Treasury Notes(h)	1.500%		12/31/18	2,320	2,323,081
U.S. Treasury Notes	1.500%		01/31/19-10/31/19	47,835	47,748,451
U.S. Treasury Notes(a)	1.500%		11/30/19	3,045	3,025,731
U.S. Treasury Notes	1.625%		04/30/19-12/31/19	3,150	3,147,417
U.S. Treasury Notes	1.750%		05/15/23	1,560	1,518,928
U.S. Treasury Notes	2.875%		03/31/18	8,335	8,768,679
U.S. Treasury Notes	3.125%		05/15/19-05/15/21	2,105	2,245,954
U.S. Treasury Strips Principal(a)	3.470%	(f)	05/15/44	5,180	2,240,708

TOTAL U.S. TREASURY OBLIGATIONS (cost $127,465,366)					128,896,714

TOTAL LONG-TERM INVESTMENTS (cost $1,472,251,516)					2,281,790,955

SHORT-TERM INVESTMENTS — 19.1%

				Shares
AFFILIATED MUTUAL FUNDS — 18.8%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $99,814,390)(Note 4)(j)				10,420,082	97,323,569
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $386,939,168; includes $80,403,099 of cash collateral for securities on loan)(Note 4)(j)(k)				386,939,168	386,939,168

TOTAL AFFILIATED MUTUAL FUNDS (cost $486,753,558)					484,262,737

				Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill(g) (cost $6,549,511)	0.046%	(i)	03/19/15	6,550	6,549,725

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

OPTIONS PURCHASED*			Notional Amount (000)#	Value (Note 2)
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38			42,000	$32,813
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $110.00			42,000	3,281

TOTAL OPTIONS PURCHASED (cost $59,806)				36,094

TOTAL SHORT-TERM INVESTMENTS (cost $493,362,875)				490,848,556

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT & OPTION WRITTEN — 107.7% (cost $1,965,614,391)				2,772,639,511

	Interest Rate	Maturity Date	Principal Amount (000)#
SECURITY SOLD SHORT — (0.1)%
U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc., (proceeds received $3,629,336)	3.500%	TBA	3,500	(3,639,044)

			Notional Amount (000)#
OPTION WRITTEN*
Call Option
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $38,632)			84,000	(13,125)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT & OPTION WRITTEN — 107.6% (cost $1,961,946,423)				2,768,987,342
LIABILITIES IN EXCESS OF OTHER ASSETS(l) — (7.6)%				(194,632,116)

NET ASSETS — 100.0%				$2,574,355,226

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $78,183,937; cash collateral of $80,403,099 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $4,801,590. The aggregate value of $5,131,858 is approximately 0.2% of net assets.

(d)	Indicates a security or securities that has been deemed illiquid.

(e)	Represents issuer in default on interest payments and/or principal re-payments;.non-income producing security. Such securities may be post maturity.

(f)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Rate quoted represents yield-to-maturity as of purchase date.

(j)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(k)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(l)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
430	2 Year U.S. Treasury Notes	Mar. 2015	$94,000,860	$93,995,312	$(5,548)
154	10 Year U.S. Treasury Notes	Mar. 2015	19,513,784	19,526,719	12,935
13	MSCI EAFE Mini Futures	Mar. 2015	1,132,071	1,142,635	10,564
865	S&P 500 E-Mini Futures	Mar. 2015	85,743,205	88,766,300	3,023,095
79	S&P 500 Index Futures	Mar. 2015	38,990,454	40,534,900	1,544,446
131	U.S. Ultra Bonds	Mar. 2015	20,998,889	21,639,562	640,673

					5,226,165

Short Positions:
116	5 Year U.S. Treasury Notes	Mar. 2015	13,844,601	13,795,844	48,757
73	U.S. Long Bonds	Mar. 2015	10,474,295	10,553,062	(78,767)

					(30,010)

					$5,196,155

(1)	A U.S. Treasury obligation with a market value of $6,549,725 has been segregated with Goldman Sachs & Co. and a U.S. Government Agency obligation with a market value of $699,427 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter swap agreements:
2,634	05/17/18	0.989%	3 Month LIBOR(2)	$33,052	$—	$33,052	Credit Suisse First Boston Corp.

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
1,945	06/30/16	0.618%	3 Month LIBOR(2)	$155	$973	$818
11,110	06/30/16	0.655%	3 Month LIBOR(2)	(849)	(581)	268
3,220	06/30/16	0.655%	3 Month LIBOR(2)	158	(175)	(333)
28,410	08/29/16	0.710%	3 Month LIBOR(2)	158	8,945	8,787
21,970	05/31/19	1.730%	3 Month LIBOR(2)	1,708	22,081	20,373
22,550	08/29/19	1.804%	3 Month LIBOR(1)	189	93,742	93,553
7,270	10/31/21	2.152%	3 Month LIBOR(2)	194	(26,776)	(26,970)
6,130	08/29/24	2.560%	3 Month LIBOR(2)	137	(159,687)	(159,824)

				$1,850	$(61,478)	$(63,328)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2014(4)	Unrealized Appreciation (Depreciation)
Exchange-Traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.22.V2	06/20/19	5.000%	6,930	$(492,332)	$(472,106)	$20,226
CDX.NA.IG.22.V1	06/20/19	1.000%	41,000	(626,651)	(739,551)	(112,900)
CDX.NA.IG.23.V1	12/20/19	1.000%	19,000	(302,121)	(303,362)	(1,241)

				$(1,421,104)	$(1,515,019)	$(93,915)

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V6	12/20/16	5.000%	1,188	$61,352	$49,486	$11,866	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V6	12/20/16	5.000%	3,088	159,514	132,523	26,991	Deutsche Bank AG
CDX.NA.HY.17.V6	12/20/16	5.000%	4,275	220,865	187,328	33,537	Deutsche Bank AG

				$441,731	$369,337	$72,394

A U.S. Treasury obligation with a market value of $1,652,191 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swap (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,397,364,979	$87,786,489	$—
Exchange Traded Fund	988,650	—	—
Preferred Stocks	531,600	520,323	—
Asset-Backed Securities
Collateralized Debt Obligation	—	384,317	—
Collateralized Loan Obligations	—	32,529,844	2,481,075
Non-Residential Mortgage-Backed Securities	—	12,079,891	—
Residential Mortgage-Backed Securities	—	7,729,989	—
Bank Loans	—	6,842,635	—
Commercial Mortgage-Backed Securities	—	93,599,984	—
Corporate Bonds	—	223,159,468	3,641,203
Municipal Bonds	—	14,122,124	—
Non-Corporate Foreign Agencies	—	20,040,196	—

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Non-Corporate Sovereigns	$—	$9,915,437	$—
Residential Mortgage-Backed Securities	—	9,177,897	—
U.S. Government Agency Obligations	—	229,998,140	—
U.S. Treasury Obligations	—	135,446,439	—
Affiliated Mutual Funds	484,262,737	—	—
Options Purchased	36,094	—	—
U.S. Government Agency Obligation Security Sold Short	—	(3,639,044)	—
Option Written	(13,125)	—	—
Other Financial Instruments*
Futures Contracts	5,196,155	—	—
Over-the-counter interest rate swaps	—	33,052	—
Exchange-traded interest rate swaps	—	(63,328)	—
Exchange-traded credit default swaps	—	(93,915)	—
Over-the-counter credit default swaps	—	441,731	—

Total	$1,888,367,090	$880,011,669	$6,122,278

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Affiliated Mutual Funds (including 3.1% of collateral for securities on loan)	18.8%
U.S. Government Agency Obligations	8.9
U.S. Treasury Obligations	5.3
Oil, Gas & Consumable Fuels	4.0
Banks	3.8
Pharmaceuticals	3.7
Commercial Mortgage-Backed Securities	3.6
Technology Hardware, Storage & Peripherals	2.6
Banking	2.6
Insurance	2.4
Software	2.1
Media	2.0
IT Services	1.8
Internet Software & Services	1.8
Biotechnology	1.6
Chemicals	1.6
Real Estate Investment Trusts (REITs)	1.6
Aerospace & Defense	1.5
Food & Staples Retailing	1.4
Diversified Telecommunication Services	1.4
Collateralized Loan Obligations	1.3
Specialty Retail	1.3
Semiconductors & Semiconductor Equipment	1.3
Industrial Conglomerates	1.3
Capital Markets	1.3
Health Care Providers & Services	1.3
Health Care Equipment & Supplies	1.2
Beverages	1.2
Diversified Financial Services	1.2
Household Products	1.1
Electric Utilities	1.1
Tobacco	1.1
Food Products	1.0
Hotels, Restaurants & Leisure	1.0
Machinery	0.9
Communications Equipment	0.9

Healthcare & Pharmaceutical	0.8%
Non-Corporate Foreign Agencies	0.8
Energy Equipment & Services	0.7
Multi-Utilities	0.7
Residential Mortgage-Backed Securities	0.7
Internet & Catalog Retail	0.6
Road & Rail	0.6
Municipal Bonds	0.6
Automobiles	0.5
Textiles, Apparel & Luxury Goods	0.5
Consumer Finance	0.5
Telecommunications	0.5
Non-Residential Mortgage-Backed Securities	0.5
Electric	0.5
Air Freight & Logistics	0.4
Multiline Retail	0.4
Airlines	0.4
Non-Corporate Sovereigns	0.4
Metals & Mining	0.4
Cable	0.3
Electrical Equipment	0.3
Capital Goods	0.3
Household Durables	0.3
Electronic Equipment, Instruments & Components	0.3
Non-Captive Finance	0.3
Commercial Services & Supplies	0.3
Foods	0.3
Auto Components	0.2
Media & Entertainment	0.2
Life Sciences Tools & Services	0.2
Lodging	0.2
Energy – Other	0.2
Automotive	0.2
Trading Companies & Distributors	0.2
Healthcare Insurance	0.2
Technology	0.2
Pipelines & Other	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Industry table (cont.)
Construction & Engineering	0.1%
Retailers	0.1
Railroads	0.1
Paper	0.1
Professional Services	0.1
Containers & Packaging	0.1
Real Estate Management & Development	0.1
Metals	0.1
Consumer	0.1
Paper & Forest Products	0.1
Leisure Products	0.1
Personal Products	0.1

Brokerage	0.1%
Health Care Technology	0.1
Building Materials & Construction	0.1
Independent Power & Renewable Electricity Producers	0.1
Building Products	0.1
Construction Materials	0.1
Distributors	0.1

107.7
Security Sold Short	(0.1)
Liabilities in excess of other assets	(7.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for swap agreements	$369,337		—	$—
Credit contracts	Due from/to broker — variation margin swaps	20,226	*	Due from/to broker — variation margin swaps	114,141	*
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	72,394		—	—
Equity Contracts	Due from/to broker — variation margin futures	4,578,105	*	—	—
Interest rate contracts	Due from/to broker — variation margin futures	702,365	*	Due from/to broker — variation margin futures	84,315	*
Interest rate contracts	Due from/to broker — variation margin swaps	123,799	*	Due from/to broker —variation margin swaps	187,127	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	33,052		—	—
Interest rate contracts	Unaffiliated investments	36,094		Option written outstanding, at value	13,125

Total		$5,935,372			$398,708

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(684,351)	$(684,351)
Equity contracts	13,236	—	—	12,605,835	—	12,619,071
Interest rate contracts	—	(211,635)	(74,983)	149,183	292,479	155,044

	$13,236	$(211,635)	$(74,983)	$12,755,018	$(391,872)	$12,089,764

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$11,244	$11,244
Equity contracts	—	—	1,972,196	—	1,972,196
Interest rate contracts	58,325	25,507	1,233,867	134,970	1,452,669

Total	$58,325	$25,507	$3,206,063	$146,214	$3,436,109

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Options Written (Notional Amount in USD (000))	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$323,375	$56,136	$199,358,384	$26,996,591

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$75,875	$49,704	$8,809

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Credit Suisse First Boston Corp.	$94,404	$—	$—	$94,404
Deutsche Bank AG	380,379	—	(518,142)	—

	$474,783

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Credit Suisse First Boston Corp.	$—	$—	$—	$—
Deutsche Bank AG	—	—	—	—

$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $78,183,937:
Unaffiliated investments (cost $1,478,860,833)	$2,288,376,774
Affiliated investments (cost $486,753,558)	484,262,737
Foreign currency, at value (cost $502,187)	495,000
Receivable for investments sold	113,491,435
Dividends and interest receivable	6,962,384
Premium paid for swap agreements	369,337
Tax reclaim receivable	252,957
Unrealized appreciation on over-the-counter swap agreements	105,446
Due from broker—variation margin futures	58,010
Receivable for Series shares sold	11,844
Prepaid expenses	18,360

Total Assets	2,894,404,284

LIABILITIES
Payable for investments purchased	231,133,318
Payable to broker for collateral for securities on loan	80,403,099
Securities sold short, at value (proceeds received $3,629,336)	3,639,044
Due to broker—variation margin futures	1,537,855
Management fee payable	1,204,527
Payable to custodian	1,103,005
Payable for Series shares repurchased	687,373
Accrued expenses and other liabilities	303,910
Due to broker—variation margin swaps	22,876
Options written outstanding, at value (premiums received $38,632)	13,125
Affiliated transfer agent fee payable	926

Total Liabilities	320,049,058

NET ASSETS	$2,574,355,226

Net assets were comprised of:
Paid-in capital	$1,436,989,603
Retained earnings	1,137,365,623

Net assets, December 31, 2014	$2,574,355,226

Net asset value and redemption price per share $2,574,355,226 / 114,690,795 outstanding shares of beneficial interest	$22.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $529,667)	$32,168,877
Interest income	22,736,691
Affiliated dividend income	1,773,351
Affiliated income from securities loaned, net	181,272

Total income	56,860,191

EXPENSES
Management fee	13,915,506
Custodian’s fees and expenses	444,000
Shareholders’ reports	200,000
Audit fee	44,000
Insurance expenses	34,000
Trustees’ fees	30,000
Legal fees and expenses	16,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	48,873

Total expenses	14,748,379

NET INVESTMENT INCOME	42,111,812

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	108,285,865
Futures transactions	12,755,018
Options written transactions	(74,983)
Swap agreement transactions	(391,872)
Foreign currency transactions	(85,034)

120,488,994

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $307,770)	47,128,881
Futures	3,206,063
Securities sold short	(1,231)
Options written	25,507
Swap agreements	146,214
Foreign currencies	(48,845)

50,456,589

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	170,945,583

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$213,057,395

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$42,111,812	$44,219,234
Net realized gain on investment and foreign currency transactions	120,488,994	99,020,902
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	50,456,589	214,601,177

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	213,057,395	357,841,313

SERIES SHARE TRANSACTIONS
Series shares sold [657,128 and 937,002 shares, respectively]	14,068,708	18,092,234
Series shares repurchased [7,335,062 and 8,251,336 shares, respectively]	(157,169,187)	(158,563,701)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(143,100,479)	(140,471,467)

TOTAL INCREASE	69,956,916	217,369,846
NET ASSETS:
Beginning of year	2,504,398,310	2,287,028,464

End of year	$2,574,355,226	$2,504,398,310

SEE NOTES TO FINANCIAL STATEMENTS.

A30

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 84.8% ASSET-BACKED SECURITIES — 10.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 4.5%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.684%	(a)	07/15/26	500	$494,914
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.411%	(a)	04/20/25	3,300	3,244,119
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class B2, 144A	3.360%		04/20/25	500	483,052
Anchorage Capital CLO Ltd., Series 2014-5A, 144A	1.833%	(a)	10/15/26	1,750	1,744,214
Battalion CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.632%	(a)	10/22/25	1,300	1,286,681
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.800%	(a)	10/17/26	2,750	2,740,481
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.431%	(a)	07/15/24	900	884,537
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	1.600%	(a)	10/20/26	1,250	1,245,749
Black Diamond CLO Delaware Corp. (Cayman Islands), Series 2005-1A, Class A1, 144A	0.517%	(a)	06/20/17	852	850,531
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.711%	(a)	01/15/26	700	694,752
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.378%	(a)	04/17/25	2,600	2,553,268
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1A, 144A	1.694%	(a)	07/27/26	250	249,048
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.685%	(a)	07/15/26	1,500	1,484,483
Flagship VII Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	1.701%	(a)	01/20/26	2,500	2,479,109
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.628%	(a)	01/17/26	1,250	1,236,436
Four Corners CLO III Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.482%	(a)	07/22/20	654	650,656
Fraser Sullivan CLO I Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.711%	(a)	03/15/20	1,500	1,493,694
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.370%	(a)	04/15/24	4,200	4,124,420
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	1.781%	(a)	07/15/26	250	248,623
Magnetite VIII Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.700%	(a)	07/25/26	1,250	1,235,429
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.713%	(a)	11/22/23	500	499,251
OCP CLO Ltd. (Cayman Islands), Series 2013-4A, Class A2, 144A	2.033%	(a)	10/24/25	2,200	2,101,675
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	1.793%	(a)	10/25/26	4,000	3,977,594
Shackleton CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25	700	679,358
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.281%	(a)	04/15/25	7,300	7,146,074
Sound Point CLO Ltd. (Cayman Islands), Series 2014-2A, Class B, 144A	1.593%	(a)	10/20/26	750	738,594
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A	1.681%	(a)	01/18/26	3,300	3,270,869
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.351%	(a)	07/15/25	300	293,927

					48,131,538

Non-Residential Mortgage-Backed Securities — 0.3%
GE Business Loan Trust, Series 2006-1A, Class D, 144A	1.161%	(a)	05/15/34	156	131,598
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 144A	3.540%		10/20/32	2,278	2,356,822
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	1,306	1,298,693

					3,787,113

Residential Mortgage-Backed Securities — 5.7%
ABFC Trust, Series 2004-OPT1, Class M1	1.220%	(a)	08/25/33	1,321	1,250,661
ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1, Class M1	1.070%	(a)	09/25/33	1,393	1,306,242

SEE NOTES TO FINANCIAL STATEMENTS.

A31

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	432	$441,407
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1	1.130%	(a)	09/25/34	950	947,299
Ameriquest Mortgage Securities, Inc. Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class M3	3.095%	(a)	10/25/31	416	394,932
Argent Securities, Inc., Series 2003-W2, Class M4	5.795%	(a)	09/25/33	2,400	2,250,187
Argent Securities, Inc., Series 2004-W10, Class A2	0.950%	(a)	10/25/34	1,802	1,750,384
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W6, Class M1	0.995%	(a)	05/25/34	1,676	1,631,137
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE3, Class M1	1.406%	(a)	06/15/33	1,202	1,144,990
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1	1.211%	(a)	01/15/34	211	203,071
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE5, Class M1	1.070%	(a)	08/25/34	1,847	1,785,307
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE2, Class M1	1.070%	(a)	03/25/34	3,974	3,750,227
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE3, Class M2	1.895%	(a)	04/25/34	1,935	1,764,831
CDC Mortgage Capital Trust, Series 2002-HE3, Class M2	3.545%	(a)	03/25/33	189	23,846
Centex Home Equity Loan Trust, Series 2004-B, Class AF6	4.686%		03/25/34	1,094	1,119,453
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2	2.420%	(a)	08/25/32	67	58,631
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	5.037%		07/25/34	582	556,878
FBR Securitization Trust, Series 2005-2, Class M1	0.890%	(a)	09/25/35	3,600	3,575,351
Fremont Home Loan Trust, Series 2003-B, Class M1	1.220%	(a)	12/25/33	205	195,436
GSAMP Trust, Series 2004-FM1, Class M1	1.145%	(a)	11/25/33	1,942	1,882,511
HSBC Home Equity Loan Trust, Series 2006-1, Class M1	0.446%	(a)	01/20/36	420	417,332
HSBC Home Equity Loan Trust, Series 2006-2, Class A1	0.316%	(a)	03/20/36	110	109,192
HSBC Home Equity Loan Trust, Series 2006-2, Class A2	0.346%	(a)	03/20/36	134	132,607
Long Beach Mortgage Loan Trust, Series 2004-1, Class M1	0.920%	(a)	02/25/34	4,250	4,039,158
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	86	87,421
MASTR Asset-Backed Securities Trust, Series 2004-WMC1, Class M1	0.950%	(a)	02/25/34	2,104	1,999,644
Merrill Lynch Mortgage Investors Trust, Series 2004-HE2, Class M1	1.370%	(a)	08/25/35	664	634,924
Merrill Lynch Mortgage Investors Trust, Series 2004-OPT1, Class A1A	0.690%	(a)	06/25/35	1,776	1,683,149
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.370%	(a)	05/25/33	1,196	1,120,928
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE3, Class M1	1.190%	(a)	10/25/33	939	876,653
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.220%	(a)	12/27/33	748	722,103
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-OP1, Class M1	1.040%	(a)	11/25/34	3,688	3,311,021
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC1, Class M1	1.100%	(a)	06/25/34	2,111	1,977,031
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC2, Class M1	1.085%	(a)	07/25/34	1,674	1,596,574
New Century Home Equity Loan Trust, Series 2003-4, Class M1	1.295%	(a)	10/25/33	2,930	2,816,644
New Century Home Equity Loan Trust, Series 2004-4, Class M1	0.935%	(a)	02/25/35	3,048	2,818,389
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2	1.370%	(a)	12/25/34	259	256,573
Residential Asset Securities Corp., Series 2004-KS1, Class AI5	5.221%		02/25/34	1,000	1,039,831
Saxon Asset Securities Trust, Series 2002-3, Class M1	1.295%	(a)	12/25/32	199	184,973
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M1	0.950%	(a)	02/25/34	3,221	2,988,304
Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1	0.935%	(a)	02/25/35	76	70,037
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.573%	(a)	02/25/34	1,324	1,321,390
Structured Asset Investment Loan Trust, Series 2004-2, Class A4	0.875%	(a)	03/25/34	2,297	2,120,688

SEE NOTES TO FINANCIAL STATEMENTS.

A32

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Structured Asset Investment Loan Trust, Series 2004-7, Class A8	1.370%	(a)	08/25/34		1,400	$1,276,983
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-HF2, Class M3	3.170%	(a)	07/25/32		827	769,115
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20		358	358,966

						60,762,411

TOTAL ASSET-BACKED SECURITIES (cost $105,060,919)						112,681,062

BANK LOANS(a) — 3.6%
Automotive — 0.1%
Chrysler Group LLC	3.500%		05/24/17		1,342	1,336,339

Chemicals — 0.2%
Axalta Coating Systems US Holdings	3.750%		02/01/20		713	693,511
CeramTec GmbH (Germany)	4.750%		08/30/20	EUR	900	1,089,502

						1,783,013

Financials — 0.2%
Scandlines GmbH (Germany)	4.522%		11/04/20	EUR	2,000	2,422,459

Foods — 0.2%
Pinnacle Foods Finance LLC	3.000%		04/29/20		697	674,762
US Foods, Inc. (original cost $993,706; purchased 08/15/14)(b)(c)	4.500%		03/29/19		995	987,985

						1,662,747

Gaming — 0.2%
CCM Merger, Inc. (original cost $2,375,921; purchased 07/30/14)(b)(c)	4.500%		08/06/21		2,394	2,357,967

Healthcare & Pharmaceutical — 1.3%
Alere, Inc.	3.200%		06/30/16		441	436,885
Biomet, Inc., Term Loan	3.733%		07/25/17		2,800	2,783,668
Capsugel Holdings US, Inc.	3.500%		08/01/18		933	912,371
Davita Healthcare Partners, Inc.	3.500%		06/24/21		1,493	1,473,577
Grifols SA	3.255%		02/26/21		1,492	1,469,726
Mallinckrodt International Finance	3.500%		03/19/21		1,521	1,494,092
Endo Luxembourg Finance	3.250%		03/01/21		1,687	1,632,414
Ortho Clinical Diagnostics	4.750%		06/30/21		498	488,275
Quintiles Transnational Corp.	3.750%		06/08/18		1,451	1,430,514
RPI Finance Trust (Luxembourg)	3.250%		05/09/18		2,316	2,306,440

						14,427,962

Leisure
Activision Blizzard, Inc.	3.250%		10/12/20		500	498,375

Media & Entertainment — 0.1%
CBS Outdoor Americas CAP Co.	3.000%		02/01/21		1,000	974,000

Retailers — 0.3%
Alliance Boots Holdings Ltd. (United Kingdom)	3.985%		07/09/17	GBP	2,000	3,113,310

Technology — 0.9%
Avago Technologies Finance Pte Ltd.	3.750%		05/06/21		398	395,844
BMC Software Finance, Inc.	5.000%		09/10/20		497	481,542
First Data Corp.	3.755%		03/26/18		2,411	2,357,399
First Data Corp.	4.255%		03/24/21		183	180,036
Freescale Semiconductor, Inc.	4.250%		02/28/20		1,720	1,673,080
Interactive Data Corp.	4.750%		05/03/21		1,194	1,183,552
RBS WorldPay, Inc. (United Kingdom)	5.750%		11/29/19	GBP	900	1,395,229
TransUnion LLC/TransUnion Financing Corp.	4.000%		04/09/21		199	195,274

SEE NOTES TO FINANCIAL STATEMENTS.

A33

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

BANK LOANS(a) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology (continued)
Vantiv LLC	2.255%		06/13/19	1,463	$1,435,078

					9,297,034

Telecommunications — 0.1%
SBA SNR Fin Li LLC	3.250%		03/24/21	1,144	1,117,646

TOTAL BANK LOANS (cost $39,613,801)					38,990,852

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.0%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889%		07/10/44	1,493	1,571,688
Banc of America Commercial Mortgage Trust, Series 2006-5, Class A2	5.317%		09/10/47	1,239	1,238,377
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A2	5.309%		10/10/45	334	333,745
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A4	5.356%		10/10/45	800	837,282
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.561%	(a)	04/10/49	1,367	1,462,709
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A3	5.620%		02/10/51	58	57,784
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.710%	(a)	12/10/49	1,590	1,724,172
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	2,800	2,765,750
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	3,200	3,330,115
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class AAB	5.329%	(a)	01/15/46	176	175,821
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A3	5.293%		12/11/49	235	236,622
COMM Mortgage Trust, Series 2014-UBS4, Class A4	3.420%		08/10/47	3,200	3,281,235
Commercial Mortgage Pass-Through Certificates, Series 2007-GG9, Class A2	5.381%		03/10/39	1,398	1,401,967
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	2,000	1,942,190
Commercial Mortgage Pass-Through Certificates, Series 2013-CR7, Class A3	2.929%		03/10/46	3,900	3,905,058
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.467%	(a)	02/15/39	970	1,008,963
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, I/O	1.654%	(a)	06/25/20	9,470	641,486
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.465%	(a)	05/25/22	28,808	2,481,340
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.506%	(a)	06/25/22	16,408	1,459,441
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, I/O	0.900%	(a)	10/25/22	11,205	628,576
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class X1, I/O	0.800%	(a)	10/25/23	13,171	742,775
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.685%	(a)	08/25/16	9,737	183,969
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.778%	(a)	05/25/19	23,076	1,526,003
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.707%	(a)	07/25/19	27,645	1,774,263
GS Mortgage Securities Trust, Series 2013-GC12, Class A3	2.860%		06/10/46	4,600	4,560,109
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM	4.999%	(a)	10/15/42	1,820	1,856,513
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.772%	(a)	06/15/49	154	153,784

SEE NOTES TO FINANCIAL STATEMENTS.

A34

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A3	5.939%	(a)	02/15/51	490	$490,440
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	2,000	1,960,912
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	4,600	4,584,705
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	4,600	4,496,836
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	3,200	3,283,530
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	5.263%	(a)	11/15/40	2,100	2,165,955
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300%		11/15/38	880	891,752
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A3	5.835%	(a)	06/12/50	198	198,338
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,700	1,686,232
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	2,300	2,271,498
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A3	3.968%	(a)	07/15/46	4,800	5,173,829
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A3	3.973%		10/15/46	3,600	3,868,988
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3	3.766%		11/15/46	4,000	4,218,420
Morgan Stanley Capital I Trust, Series 2006-T23, Class A3	5.807%	(a)	08/12/41	1,002	1,001,275
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class AAB	5.654%	(a)	04/15/49	2,835	2,901,453
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	2,300	2,277,032
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	4,600	4,598,901
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	3,800	3,807,893
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX	5.179%	(a)	07/15/42	3,145	3,211,438
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4(d)	5.509%		04/15/47	5,150	5,424,212
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.716%	(a)	06/15/49	2,710	2,912,561
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	4,300	4,458,825

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $108,867,974)					107,166,762

CORPORATE BONDS — 45.2%
Aerospace & Defense — 0.3%
Textron, Inc., Sr. Unsec’d. Notes	7.250%		10/01/19	2,350	2,789,567

Airlines — 0.6%
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class A-1	6.703%		06/15/21	2	2,534
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class B	7.373%		12/15/15	394	414,817
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	5.983%		04/19/22	1,527	1,676,272
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A(d)	4.750%		01/12/21	465	494,880
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates., Series 2007-1 Class A	6.821%		08/10/22	1,167	1,353,571
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates., Series 2010-2, Class A	4.950%		05/23/19	546	584,228
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates., Series 2011-1, Class A	5.300%		04/15/19	579	629,301

SEE NOTES TO FINANCIAL STATEMENTS.

A35

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Airlines (continued)
United Airlines Pass-Through Trust, Pass-Through Certificates, Series 2007-071A, Class A	6.636%		07/02/22	853	$921,247

					6,076,850

Automotive — 1.1%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43	750	791,340
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.700%		05/09/16	4,620	4,636,355
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	2,225	2,237,894
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.984%		06/15/16	375	388,275
General Motors Co., Sr. Unsec’d. Notes	4.875%		10/02/23	1,350	1,444,500
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,885	2,251,821

					11,750,185

Banking — 12.1%
American Express Co., Jr. Sub. Notes(d)	5.200%	(a)	05/29/49	655	665,213
Bank of America Corp., Jr. Sub Notes, Series K	8.000%	(a)	12/29/49	3,500	3,758,125
Bank of America Corp., Sr. Unsec’d. Notes	4.000%		04/01/24	1,150	1,197,409
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,775	2,056,226
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	4,590	5,061,177
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	4,275	4,275,329
Bank of America Corp., Sr. Unsec’d. Notes, MTN(d)	4.125%		01/22/24	3,750	3,938,081
Bank of America Corp., Sr. Unsec’d. Notes, Series 1	3.750%		07/12/16	1,340	1,387,917
Bank of America NA, Sub. Notes	5.300%		03/15/17	790	848,590
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(d)	3.750%		05/15/24	3,375	3,478,785
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850%		04/01/21	3,700	3,721,527
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	2,400	2,451,838
Capital One Financial Corp., Sr. Unsec’d. Notes	5.250%		02/21/17	2,460	2,649,452
Capital One Financial Corp., Sub. Notes	6.150%		09/01/16	700	752,246
Citigroup, Inc., Sr. Unsec’d. Notes	6.125%		11/21/17	2,050	2,285,922
Citigroup, Inc., Sr. Unsec’d. Notes(d)	8.125%		07/15/39	4,120	6,307,448
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	1,375	1,713,342
Credit Suisse/New York NY (Switzerland), Sr. Unsec’d. Notes, MTN(d)(e)	3.625%		09/09/24	1,050	1,068,101
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes	3.700%		05/30/24	1,650	1,674,366
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26	1,150	1,192,089
Discover Bank, Sub. Notes	7.000%		04/15/20	2,005	2,362,979
Fifth Third Bank, Sr. Unsec’d. Notes	1.450%		02/28/18	3,275	3,238,271
Fifth Third Bank, Sr. Unsec’d. Notes	2.375%		04/25/19	425	426,935
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(e)	5.750%		01/24/22	4,200	4,858,505
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(d)	6.150%		04/01/18	1,355	1,520,878
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		09/01/17	3,195	3,554,917
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	2,195	2,774,796
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, Series D	6.000%		06/15/20	2,420	2,797,588
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	440	553,245
Huntington Bancshares, Inc., Sub. Notes(d)	7.000%		12/15/20	260	312,918
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A	7.250%	(a)	08/29/49	2,380	2,388,925
ING Bank NV (Netherlands), Unsec’d. Notes, 144A	2.000%		09/25/15	770	776,012
Intesa Sanpaolo SpA (Italy), Bank Gtd. Notes	3.125%		01/15/16	1,625	1,650,683
JPMorgan Chase & Co., Jr. Sub. Notes, Series 1	7.900%	(a)	04/29/49	6,130	6,597,719
JPMorgan Chase & Co., Jr. Sub. Notes, Series X(d)	6.100%	(a)	10/29/49	1,450	1,446,375
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.150%		07/05/16	2,245	2,307,719
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	500	502,912
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	600	645,060
JPMorgan Chase & Co., Sr. Unsec’d. Notes(e)	4.400%		07/22/20	5,100	5,528,283
JPMorgan Chase & Co., Sub. Notes	5.625%		08/16/43	675	784,959
KeyCorp, Sr. Unsec’d. Notes, MTN(d)	5.100%		03/24/21	1,155	1,303,531
Lloyds Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	5.800%		01/13/20	2,650	3,062,194
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850%		03/21/18	1,125	1,118,882

SEE NOTES TO FINANCIAL STATEMENTS.

A36

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banking (continued)
Morgan Stanley, Jr. Sub. Notes, Series H(d)	5.450%	(a)	12/31/49		975	$976,755
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21		1,920	2,204,066
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.450%		01/09/17		4,035	4,332,436
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21		3,830	4,346,594
Morgan Stanley, Sr. Unsec’d. Notes, MTN(d)	5.625%		09/23/19		2,635	2,974,372
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26		750	754,481
Northern Trust Corp., Sub. Notes	3.950%		10/30/25		3,025	3,148,290
People’s United Bank, Sub. Notes	4.000%		07/15/24		550	557,091
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22		1,675	1,688,542
PNC Financial Services Group, Inc. (The), Sub. Notes(d)	3.900%		04/29/24		975	990,960
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec’d. Notes	2.550%		09/18/15		625	631,257
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%		09/24/15		950	961,387
Santander Holdings USA, Inc., Sr. Unsec’d. Notes(d)	4.625%		04/19/16		525	546,893
State Street Corp., Jr. Sub. Debs.	4.956%		03/15/18		3,025	3,276,223
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes	2.450%		01/10/19		625	627,829

						129,014,645

Brokerage — 0.2%
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43		650	663,053
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(f)	6.875%		05/02/18		2,740	407,575
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16		950	957,663

						2,028,291

Building Materials & Construction — 0.9%
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, RegS	9.875%		04/30/19		1,233	1,353,217
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.875%		04/30/19		1,360	1,492,600
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	4.750%		01/11/22	EUR	900	1,065,906
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%		02/01/23		294	294,118
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $1,275,000; purchased 06/19/14)(b)(c)	5.250%		06/27/29		1,275	1,114,988
Toll Brothers Finance Corp., Gtd. Notes	5.150%		05/15/15		4,695	4,741,950

						10,062,779

Cable — 1.7%
British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 144A	6.100%		02/15/18		210	233,713
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	7.000%		01/15/19		2,000	2,075,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	7.375%		06/01/20		1,100	1,166,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	8.125%		04/30/20		1,000	1,052,500
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750%		11/15/21		2,225	2,458,625
CSC Holdings LLC, Sr. Unsec’d. Notes	8.625%		02/15/19		1,610	1,871,625
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.500%		03/01/16		2,825	2,898,687
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.550%		03/15/15		275	276,632
NBCUniversal Media LLC, Gtd. Notes	4.450%		01/15/43		290	307,288
TCI Communications, Inc., Sr. Unsec’d. Notes	7.875%		02/15/26		750	1,046,106
Time Warner Cable, Inc., Gtd. Notes	6.750%		07/01/18		2,620	3,004,818
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000%		04/15/21	GBP	1,050	1,722,452

						18,113,446

Capital Goods — 1.7%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%		07/15/22		1,375	1,460,937
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,098,609; purchased 05/30/13)(b)(c)	6.700%		06/01/34		920	1,183,482
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $996,365; purchased 05/14/13)(b)(c)	7.000%		10/15/37		770	1,037,662
General Electric Co., Sr. Unsec’d. Notes	4.125%		10/09/42		500	517,606
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44		740	813,424

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Capital Goods (continued)
Hertz Corp. (The), Gtd. Notes	6.750%	04/15/19	1,500	$1,545,000
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	5.750%	06/15/43	425	500,915
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $2,022,003; purchased 09/24/12)(b)(c)	2.500%	03/15/16	2,025	2,052,868
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $674,345; purchased 05/08/12)(b)(c)	3.125%	05/11/15	675	680,467
Pentair Finance SA, Gtd. Notes	1.875%	09/15/17	625	624,244
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200%	01/15/98	1,100	1,164,830
United Rentals North America, Inc., Gtd. Notes(d)	7.625%	04/15/22	2,700	2,968,650
United Technologies Corp., Sr. Unsec’d. Notes(d)	4.500%	06/01/42	1,675	1,823,722
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	1,960	2,117,468

				18,491,275

Chemicals — 1.6%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900%	06/01/43	870	901,185
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250%	01/15/45	420	453,648
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%	01/15/41	450	533,886
Ashland, Inc., Gtd. Notes(d)	4.750%	08/15/22	875	875,000
CF Industries, Inc., Gtd. Notes	4.950%	06/01/43	675	672,870
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44	700	755,227
CF Industries, Inc., Gtd. Notes	6.875%	05/01/18	380	431,995
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	300	357,410
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%	10/01/44	125	126,587
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39	1,002	1,625,778
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	3,550	4,085,904
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	6.750%	09/19/42	1,065	1,104,938
Monsanto Co., Sr. Unsec’d. Notes	4.200%	07/15/34	225	234,450
Monsanto Co., Sr. Unsec’d. Notes	4.400%	07/15/44	275	285,324
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%	11/15/33	465	526,104
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	155	177,632
Union Carbide Corp., Sr. Unsec’d. Notes	7.875%	04/01/23	3,058	3,854,673

				17,002,611

Consumer — 0.2%
Service Corp. International, Sr. Unsec’d. Notes	7.625%	10/01/18	2,000	2,230,800

Electric — 3.5%
AES Corp. (The), Sr. Unsec’d. Notes	8.000%	10/15/17	4,000	4,490,000
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%	07/01/23	550	563,751
Calpine Corp., Sr. Unsec’d. Notes(d)	5.375%	01/15/23	800	808,000
Calpine Corp., Sr. Unsec’d. Notes	5.750%	01/15/25	850	860,625
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%	12/01/20	2,500	2,656,250
Duke Energy Corp., Sr. Unsec’d. Notes	2.100%	06/15/18	3,775	3,809,485
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	2,325	2,913,809
Enel Finance International NV (Netherlands), Gtd. Notes, 144A	6.000%	10/07/39	1,450	1,703,789
Exelon Corp., Sr. Unsec’d. Notes	4.900%	06/15/15	500	508,942
Exelon Generation Co. LLC, Sr. Unsec’d. Notes(d)	6.200%	10/01/17	1,930	2,144,664
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	1,900	2,282,035
FirstEnergy Corp., Series A, Sr. Unsec’d. Notes	2.750%	03/15/18	1,800	1,813,912
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	400	431,146
Iberdrola International BV (Spain), Gtd. Notes	6.750%	09/15/33	1,150	1,426,729
NRG Energy, Inc., Gtd. Notes(d)	6.625%	03/15/23	2,750	2,860,000
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%	06/15/43	1,950	2,080,225
South Carolina Electric & Gas Co., First Mortgage	4.600%	06/15/43	2,025	2,204,617
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	6.650%	05/15/18	1,953	2,191,430
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%	04/01/17	1,947	2,124,820

				37,874,229

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy – Integrated — 0.7%
Lukoil International Finance BV (Netherlands), Gtd. Notes, 144A	7.250%		11/05/19	1,300	$1,229,740
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A(d)	5.375%		01/26/19	870	749,505
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	7.250%		12/12/21	1,040	904,800
Pacific Rubiales Energy Corp. (Colombia), Sr. Unsec’d. Notes, RegS	7.250%		12/12/21	1,540	1,339,800
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22	510	552,487
Rosneft Finance SA (Russia), Gtd. Notes, 144A	6.625%		03/20/17	585	544,050
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%		11/14/22	2,725	2,702,928

					8,023,310

Energy – Other — 1.3%
Afren PLC (United Kingdom), Sr. Sec’d. Notes, RegS	11.500%		02/01/16	600	498,000
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(g)	10/10/36	2,000	758,548
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%		09/15/17	3,265	3,630,033
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	340	408,576
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	250	292,088
Cameron International Corp., Sr. Unsec’d. Notes	7.000%		07/15/38	450	552,476
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21	1,650	1,550,244
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41	1,530	1,681,525
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%		05/01/18	1,750	1,958,994
Precision Drilling Corp. (Canada), Gtd. Notes	6.625%		11/15/20	1,000	900,000
Transocean, Inc., Gtd. Notes	2.500%		10/15/17	725	640,932
Weatherford International Ltd., Gtd. Notes	5.125%		09/15/20	1,165	1,144,565

					14,015,981

Foods — 0.9%
Aramark Corp., Gtd. Notes	5.750%		03/15/20	1,350	1,393,875
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	3.950%		05/22/23	1,655	1,530,047
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	4.750%		05/22/24	775	752,719
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%		10/01/18	375	399,229
Corp. Pesquera Inca SAC (Peru), Gtd. Notes, 144A	9.000%		02/10/17	1,000	990,000
JBS Finance II Ltd. (Brazil), Gtd. Notes, 144A	8.250%		01/29/18	1,200	1,227,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $1,226,925; purchased 12/08/11)(b)(c)	7.250%		06/01/21	1,330	1,369,900
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250%		02/10/22	725	834,475
Tyson Foods, Inc., Gtd. Notes	6.600%		04/01/16	1,000	1,066,004

					9,563,249

Gaming — 0.2%
Pinnacle Entertainment, Inc., Gtd. Notes	7.500%		04/15/21	1,550	1,615,859

Healthcare & Pharmaceutical — 2.5%
Actavis Funding SSC, Gtd. Notes	4.850%		06/15/44	680	690,021
Amgen, Inc., Sr. Unsec’d. Notes	5.150%		11/15/41	2,635	2,970,040
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%		11/15/19	3,400	3,629,500
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, 144A	8.250%		01/15/19	2,300	2,334,500
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	250	309,545
HCA, Inc., Gtd. Notes	8.000%		10/01/18	2,250	2,576,250
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(d)	3.750%		08/23/22	225	230,193
LifePoint Hospitals, Inc., Gtd. Notes	6.625%		10/01/20	1,000	1,055,000
Medtronic, Inc., 144A	4.375%		03/15/35	1,450	1,538,241
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	3.500%		03/15/25	3,435	3,513,902
Merck & Co, Inc., Sr. Unsec’d. Notes(d)	4.150%		05/18/43	2,075	2,207,615
Pfizer, Inc., Sr. Unsec’d. Notes(d)	4.300%		06/15/43	1,550	1,659,962
Tenet Healthcare Corp., Sr. Unsec’d. Notes(d)	8.000%		08/01/20	1,570	1,656,350
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.750%		08/15/18	2,000	2,127,540

					26,498,659

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare Insurance — 1.3%
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37	1,900	$2,505,860
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	385	400,693
Cigna Corp., Sr. Unsec’d. Notes	4.375%		12/15/20	745	800,125
Cigna Corp., Sr. Unsec’d. Notes	5.375%		03/15/17	2,125	2,295,557
Cigna Corp., Sr. Unsec’d. Notes	5.875%		03/15/41	750	933,750
Coventry Health Care, Inc., Sr. Unsec’d. Notes	6.125%		01/15/15	4,025	4,030,639
UnitedHealth Group, Inc., Sr. Unsec’d. Notes(d)	4.250%		03/15/43	1,200	1,258,038
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.500%		06/15/37	760	1,018,387
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	195	266,318

					13,509,367

Insurance — 3.5%
Allied World Assurance Co. Ltd., Gtd. Notes	5.500%		11/15/20	430	479,630
Allied World Assurance Co. Ltd., Gtd. Notes	7.500%		08/01/16	2,475	2,701,844
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,075	1,135,749
American International Group, Inc., Sr. Unsec’d. Notes	5.050%		10/01/15	315	324,558
American International Group, Inc., Sr. Unsec’d. Notes	6.400%		12/15/20	950	1,132,847
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%		01/16/18	3,700	4,136,970
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(d)	3.000%		02/11/23	1,850	1,867,390
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(d)	4.500%		02/11/43	1,350	1,476,375
Chubb Corp. (The), Jr. Sub. Notes(d)	6.375%	(a)	03/29/67	1,775	1,902,889
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Sub. Notes, 144A	5.100%	(a)	10/29/49	515	536,244
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34	1,350	1,683,007
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	500	562,044
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500%		03/15/35	1,030	1,258,419
Lincoln National Corp., Jr. Sub. Notes	6.050%	(a)	04/20/67	350	350,000
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	1,265	1,754,340
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	1,265	1,580,655
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	350	371,663
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A	8.875%		06/01/39	1,200	1,936,196
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(a)	10/16/44	2,075	2,168,375
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	500	646,311
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	850	975,879
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	150	157,450
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(a)	06/15/37	1,015	1,097,976
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	2,310	3,155,065
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	500	563,022
Willis Group Holdings PLC, Gtd. Notes	4.125%		03/15/16	1,280	1,319,236
XLIT Ltd. (Ireland), Jr. Sub. Notes, Series E	6.500%	(a)	10/29/49	1,880	1,795,400

					37,069,534

Lodging — 0.4%
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	1,325	1,330,324
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.950%		03/01/17	2,420	2,471,386

					3,801,710

Media & Entertainment — 1.9%
21st Century Fox America, Inc., Gtd. Notes	6.150%		03/01/37	460	576,521
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	65	88,119
21st Century Fox America, Inc., Gtd. Notes	7.625%		11/30/28	1,415	1,876,226
AMC Networks, Inc., Gtd. Notes	7.750%		07/15/21	3,750	4,012,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes, 144A(d)	5.375%		06/01/24	425	422,875
Gannett Co., Inc., Gtd. Notes, 144A(d)	4.875%		09/15/21	475	471,438
Historic TW, Inc., Gtd. Notes	6.625%		05/15/29	1,837	2,328,708
Liberty Interactive LLC, Sr. Unsec’d. Notes(d)	8.250%		02/01/30	2,250	2,430,000
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000%		07/18/20	1,035	1,130,738
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	8.600%		08/15/16	4,750	5,201,250

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Media & Entertainment (continued)
Time Warner Cos., Inc., Gtd. Notes	7.250%		10/15/17		1,440	$1,650,243
Viacom, Inc., Sr. Unsec’d. Notes (original cost $82,665; purchased 07/25/13-11/25/13)(b)(c)	4.500%		02/27/42		95	92,617
Viacom, Inc., Sr. Unsec’d. Notes (original cost $432,485; purchased 08/06/13-02/11/14)(b)(c)	4.875%		06/15/43		475	464,224

						20,745,459

Metals — 1.0%
Alcoa, Inc., Sr. Unsec’d. Notes	5.125%		10/01/24		425	450,402
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43		1,250	1,416,901
CITIC Pacific Ltd. (China), Sr. Unsec’d. Notes, MTN	6.875%		01/21/18		1,100	1,214,774
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(d)	6.000%		04/01/17		1,000	956,250
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625%		06/09/21		825	826,327
Newmont Mining Corp., Gtd. Notes	6.250%		10/01/39		75	76,077
Peabody Energy Corp., Gtd. Notes(d)	6.000%		11/15/18		4,075	3,698,063
Southern Copper Corp., Sr. Unsec’d. Notes(d)	6.750%		04/16/40		990	1,038,510
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%		07/27/35		550	618,746
Vedanta Resources PLC (India), Sr. Unsec’d. Notes, 144A	6.000%		01/31/19		400	390,000

						10,686,050

Non-Captive Finance — 1.4%
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/15/22		1,350	1,387,125
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%		02/15/19		4,000	4,220,000
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(d)	5.875%		01/14/38		675	854,119
General Electric Capital Corp., Sub. Notes(d)	5.300%		02/11/21		1,185	1,353,255
HSBC Finance Corp., Sub. Notes	6.676%		01/15/21		295	350,005
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16		1,125	1,167,187
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%		05/15/19		1,400	1,529,500
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A(c)	0.955%	(a)	07/03/33		568	534,001
Schahin II Finance Co. SPV Ltd. (Brazil), Sr. Sec’d. Notes, 144A (original cost $1,741,109; purchased 03/27/12-07/24/12)(b)(c)(d)	5.875%		09/25/22		1,709	1,373,394
SLM Corp., Sr. Unsec’d. Notes, MTN	6.000%		01/25/17		1,075	1,126,062
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250%		12/15/24		1,235	1,272,173

						15,166,821

Packaging — 0.4%
Ball Corp., Gtd. Notes(d)	6.750%		09/15/20		345	358,800
Greif Luxembourg Finance, Sr. Unsec’d. Notes, MTN, 144A	7.375%		07/15/21	EUR	1,470	2,098,958
Greif, Inc., Sr. Unsec’d. Notes	7.750%		08/01/19		1,815	2,050,950

						4,508,708

Paper — 0.5%
International Paper Co., Sr. Unsec’d. Notes	6.000%		11/15/41		675	790,243
International Paper Co., Sr. Unsec’d. Notes	7.300%		11/15/39		1,000	1,325,910
International Paper Co., Sr. Unsec’d. Notes	7.950%		06/15/18		1,640	1,933,419
Rock-Tenn Co., Gtd. Notes	4.450%		03/01/19		1,165	1,240,057

						5,289,629

Pipelines & Other — 0.7%
AGL Capital Corp., Gtd. Notes	4.400%		06/01/43		1,050	1,106,436
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A (original cost $455,119; purchased 07/22/14)(b)(c)	6.375%		03/30/38		435	442,612
NiSource Finance Corp., Gtd. Notes	4.800%		02/15/44		300	319,634
NiSource Finance Corp., Gtd. Notes	5.450%		09/15/20		1,345	1,513,545
ONEOK Partners LP, Gtd. Notes	2.000%		10/01/17		750	745,813
Sempra Energy, Sr. Unsec’d. Notes	6.500%		06/01/16		2,275	2,443,054
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%		04/01/44		575	605,528

						7,176,622

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Real Estate Investment Trusts — 0.2%
ProLogis LP, Gtd. Notes	6.875%	03/15/20		8	$9,397
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22		325	334,563
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%	05/30/18		40	45,523
Simon Property Group LP, Sr. Unsec’d. Notes	10.350%	04/01/19		1,685	2,203,960

					2,593,443

Retailers — 0.2%
Limited Brands, Inc., Gtd. Notes	5.625%	02/15/22		2,200	2,365,000

Technology — 1.5%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.375%	11/01/15		600	610,817
Avaya, Inc., Sec’d. Notes, 144A(d)	10.500%	03/01/21		200	171,000
Brightstar Corp., Gtd. Notes, 144A (original cost $2,126,719; purchased 08/06/14)(b)(c)	9.500%	12/01/16		2,000	2,097,500
CDW LLC/CDW Finance Corp., Gtd. Notes	8.500%	04/01/19		1,222	1,287,682
First Data Corp., Gtd. Notes	11.250%	01/15/21		1,750	1,986,250
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750%	06/01/18		1,925	1,925,000
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34		1,070	1,145,619
Seagate HDD Cayman, Gtd. Notes	6.875%	05/01/20		2,610	2,740,500
SunGard Data Systems, Inc., Gtd. Notes(d)	7.625%	11/15/20		1,700	1,802,000
Xerox Corp., Sr. Unsec’d. Notes	4.250%	02/15/15		2,000	2,007,902

					15,774,270

Telecommunications — 2.2%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40		655	775,003
AT&T Corp., Gtd. Notes	8.000%	11/15/31		103	151,772
AT&T, Inc., Sr. Unsec’d. Notes(d)	4.800%	06/15/44		1,975	2,012,438
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40		483	523,003
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125%	03/11/23		1,305	1,392,800
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.350%	05/20/24		690	746,525
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30		328	514,977
Eileme 2 AB (Sweden), Sr. Sec’d. Notes, RegS	11.750%	01/31/20	EUR	1,400	1,931,245
Embarq Corp., Sr. Unsec’d. Notes (original cost $584,102; purchased 04/22/10)(b)(c)	7.995%	06/01/36		560	625,800
Sprint Capital Corp., Gtd. Notes(d)	6.900%	05/01/19		1,300	1,326,000
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18		1,575	1,791,405
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%	11/01/41		745	763,752
Verizon Communications, Inc., Sr. Unsec’d. Notes(d)	6.400%	09/15/33		1,228	1,512,629
Verizon Communications, Inc., Sr. Unsec’d. Notes(d)	6.550%	09/15/43		2,365	3,029,917
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A(d)	4.862%	08/21/46		1,679	1,724,714
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A	5.012%	08/21/54		3,362	3,478,154
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	7.748%	02/02/21		1,300	1,080,300
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125%	04/30/18		200	188,000

					23,568,434

Tobacco — 0.5%
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38		873	1,493,400
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18		2,375	2,361,693
Lorillard Tobacco Co., Gtd. Notes	3.500%	08/04/16		515	530,175
Lorillard Tobacco Co., Gtd. Notes	8.125%	06/23/19		895	1,085,033

					5,470,301

TOTAL CORPORATE BONDS (cost $453,608,895)					482,877,084

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN AGENCIES — 2.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000%	05/09/23	750	$709,805
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	875	914,375
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	4.125%	01/16/25	100	95,000
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes(d)	5.875%	05/28/45	525	485,625
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375%	11/04/16	790	826,435
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, RegS	9.250%	04/23/19	1,080	1,101,060
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22	975	872,869
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	5.750%	04/30/43	1,075	903,000
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	7.000%	05/05/20	475	493,644
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	9.125%	07/02/18	1,835	2,007,582
Korea Finance Corp. (South Korea), Sr. Unsec’d. Notes	4.625%	11/16/21	600	664,849
Korea Gas Corp. (South Korea), Sr. Unsec’d. Notes, RegS(d)	4.250%	11/02/20	1,750	1,900,843
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	4.750%	07/13/21	1,650	1,851,603
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	10/17/16	2,500	2,740,625
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	01/20/20	1,500	1,736,250
Petrobras International Finance Co. (Brazil), Gtd. Notes(d)	5.375%	01/27/21	345	319,667
Petroleos Mexicanos (Mexico), Gtd. Notes(d)	3.500%	01/30/23	1,125	1,076,062
Petroleos Mexicanos (Mexico), Gtd. Notes(d)	4.875%	01/24/22	2,100	2,199,561
Petroleos Mexicanos (Mexico), Gtd. Notes	6.500%	06/02/41	745	854,887
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390%	12/02/24	1,000	1,303,000
Westpac Banking Corp. (Australia), 144A	2.000%	05/21/19	1,750	1,743,707

TOTAL FOREIGN AGENCIES (cost $24,910,136)				24,800,449

MUNICIPAL BONDS — 2.0%
California — 0.7%
Bay Area Toll Authority, Revenue Bonds, BABs	6.907%	10/01/50	1,125	1,660,792
State of California, General Obligation Unlimited, BABs	7.300%	10/01/39	2,280	3,345,535
State of California, General Obligation Unlimited, BABs	7.625%	03/01/40	725	1,112,839
University of California, Revenue Bonds, BABs	5.770%	05/15/43	1,400	1,795,430

				7,914,596

Colorado — 0.1%
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%	11/01/50	770	1,070,639

Illinois — 0.2%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	1,380	1,866,864

New Jersey — 0.5%
New Jersey State Turnpike Authority, Revenue Bonds, Series A, BABs	7.102%	01/01/41	1,175	1,716,769
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	2,050	3,091,359

				4,808,128

Ohio — 0.1%
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	695	848,400
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%	12/01/34	450	505,067

				1,353,467

Oregon — 0.1%
Oregon State Department of Transportation, Revenue Bonds, Series A, BABs	5.834%	11/15/34	615	798,196

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45		800	$987,232

Tennessee — 0.2%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43		1,375	1,848,550

Texas
Texas State Transportation Commission, Revenue Bonds, Series B, BABs	5.028%		04/01/26		425	495,427

TOTAL MUNICIPAL BONDS (cost $15,299,109)						21,143,099

SOVEREIGNS — 5.1%
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000%		06/26/17	EUR	2,200	3,211,312
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24		2,000	2,045,000
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes	4.750%		04/17/19	EUR	800	770,794
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, Series 9BR	5.800%		07/14/15	JPY	76,200	601,177
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, Series 9RG	5.800%		07/14/15	JPY	107,100	844,962
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes, MTN	3.800%		08/08/17	JPY	680,000	4,664,699
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125%		02/19/18		2,020	2,094,902
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		02/21/23		436	469,790
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.000%		01/11/19	EUR	715	1,003,791
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21		776	887,066
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes(d)	7.625%		03/29/41		462	614,229
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	2.875%		07/08/21	EUR	825	1,010,773
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	5.875%		03/13/20		2,245	2,486,337
Italy Buoni Poliennali del Tesoro (Italy), Sr. Unsec’d Notes	6.500%		11/01/27	EUR	3,545	6,249,840
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	3.450%		03/24/17	JPY	170,000	1,498,451
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	4.500%		06/08/15	JPY	130,000	1,099,527
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	2.750%		04/22/23	EUR	2,350	2,961,067
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44		1,062	1,107,135
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(d)	5.200%		01/30/20		1,115	1,229,288
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, 144A	3.975%	(g)	05/31/18		692	655,474
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250%		03/15/16	EUR	850	1,093,508
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, RegS	3.500%		03/25/15		2,200	2,215,930
Portugal Government International Bond (Portugal), Unsec’d. Notes, 144A	5.125%		10/15/24		800	840,414
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS	4.750%		06/14/19	EUR	4,410	6,077,572

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SOVEREIGNS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	5.750%	01/20/42	900	$1,059,750
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	8.250%	01/20/34	510	699,975
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%	05/05/21	1,600	1,690,000
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875%	01/22/24	1,370	1,493,300
Slovenia Government International Bond (Slovenia), Bonds, 144A	4.125%	02/18/19	300	314,256
Slovenia Government International Bond (Slovenia), Sr. Unsec’d Notes, RegS	4.750%	05/10/18	1,300	1,391,000
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	06/05/20	1,510	1,755,749

TOTAL SOVEREIGNS (cost $54,927,644)				54,137,068

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.8%
Federal Home Loan Mortgage Corp.	5.000%	07/01/19	121	128,152
Federal Home Loan Mortgage Corp.	5.500%	10/01/33-06/01/34	1,614	1,817,561
Federal Home Loan Mortgage Corp.	6.000%	11/01/33-06/01/34	1,164	1,322,296
Federal Home Loan Mortgage Corp.	6.500%	07/01/32-09/01/32	852	988,268
Federal Home Loan Mortgage Corp.	7.000%	10/01/32	111	121,195
Federal National Mortgage Assoc.	4.000%	05/01/19	81	85,742
Federal National Mortgage Assoc.	4.500%	12/01/18-02/01/35	592	624,102
Federal National Mortgage Assoc.	5.500%	03/01/17-06/01/34	2,447	2,677,494
Federal National Mortgage Assoc.	6.000%	09/01/17-11/01/36	2,148	2,457,383
Federal National Mortgage Assoc.	6.500%	07/01/15-11/01/33	1,614	1,854,052
Federal National Mortgage Assoc.	7.000%	05/01/32-06/01/32	177	202,145
Government National Mortgage Assoc.	5.500%	01/15/33-07/15/35	1,954	2,191,681
Government National Mortgage Assoc.	6.000%	12/15/32-11/15/34	2,276	2,636,268
Government National Mortgage Assoc.	6.500%	09/15/32-11/15/33	1,552	1,774,902
Government National Mortgage Assoc.	7.500%	10/15/25-02/15/26	58	67,649

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $17,103,818)				18,948,890

U.S. TREASURY OBLIGATIONS — 4.2%
U.S. Treasury Bonds(d)	2.250%	11/15/24	4,680	4,711,445
U.S. Treasury Bonds	2.875%	05/15/43	2,670	2,730,908
U.S. Treasury Notes(d)	1.000%	09/15/17	4,450	4,452,434
U.S. Treasury Notes(e)	1.500%	05/31/19	6,340	6,324,150
U.S. Treasury Notes	1.500%	10/31/19	250	248,477
U.S. Treasury Notes(d)	1.500%	11/30/19	990	983,735
U.S. Treasury Notes	1.625%	12/31/19	885	883,687
U.S. Treasury Notes(h)	1.750%	09/30/19	14,385	14,469,282
U.S. Treasury Notes	3.375%	05/15/44	9,290	10,458,505

TOTAL U.S. TREASURY OBLIGATIONS (cost $44,154,336)				45,262,623

			Shares
PREFERRED STOCK — 0.1%
Banking
Citigroup Capital XIII, 7.875%, (Capital Security, fixed to floating preferred) (cost $1,125,000)			45,000	1,196,100

TOTAL LONG-TERM INVESTMENTS (cost $864,671,632)				907,203,989

SHORT-TERM INVESTMENTS — 19.6%
AFFILIATED MUTUAL FUNDS — 19.5%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $104,944,786)(Note 4)(i)			10,735,681	100,271,259

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS (continued)	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS (continued)
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $107,580,283; includes $66,800,717 of cash collateral for securities on loan)(Note 4)(i)(j)	107,580,283	$107,580,283

TOTAL AFFILIATED MUTUAL FUNDS (cost $212,525,069)		207,851,542

	Notional Amount (000)#
OPTIONS PURCHASED* — 0.1%
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38	196,600	153,594
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $110.00	196,600	15,359
10 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $127.00	4,100	21,141
10 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $131.00	4,100	641
30 Year U.S. Ultra Treasury Bonds, expiring 01/23/15, Strike Price $165.00	2,800	52,937
30 Year U.S. Ultra Treasury Bonds, expiring 01/23/15, Strike Price $171.00	800	2,375
30 Year U.S. Ultra Treasury Bonds, expiring 01/23/15, Strike Price $175.00	2,000	1,250

		247,297

Put Options — 0.1%
90 Day Euro Dollar, expiring 12/14/15, Strike Price $98.75	17,250	18,544
90 Day Euro Dollar, expiring 12/14/15, Strike Price $98.88	17,250	23,719
90 Day Euro Dollar, expiring 12/14/15, Strike Price $99.13	17,250	40,106
90 Day Euro Dollar, expiring 12/14/15, Strike Price $99.25	17,250	51,750
Eurodollars 1 Year Mid-Curve Futures, expiring 03/13/15, Strike Price $98.50	86,500	34,600
Eurodollars 1 Year Mid-Curve Futures, expiring 03/13/15, Strike Price $98.88	86,500	144,887

		313,606

TOTAL OPTIONS PURCHASED (cost $636,464)		560,903

TOTAL SHORT-TERM INVESTMENTS (cost $213,161,533)		208,412,445

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 104.4% (cost $1,077,833,165)		1,115,616,434

OPTIONS WRITTEN*
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63	393,200	(61,438)
10 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $129.00	8,200	(7,687)
30 Year U.S. Ultra Treasury Bonds, expiring 01/23/15, Strike Price $168.00	1,600	(12,750)
30 Year U.S. Ultra Treasury Bonds, expiring 01/23/15, Strike Price $170.00	4,000	(16,875)

		(98,750)

Put Options
90 Day Euro Dollar, expiring 12/14/15, Strike Price $99.00	69,000	(124,200)
Eurodollars 1 Year Mid-Curve Futures, expiring 03/13/15, Strike Price $98.63	86,500	(58,388)
Eurodollars 1 Year Mid-Curve Futures, expiring 03/13/15, Strike Price $98.75	86,500	(95,150)

		(277,738)

TOTAL OPTIONS WRITTEN (premiums received $455,618)		(376,488)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 104.4% (cost $1,077,377,547)		1,115,239,946
LIABILITIES IN EXCESS OF OTHER ASSETS(k) — (4.4)%		(47,367,933)

NET ASSETS — 100.0%		$1,067,872,013

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(b)	Indicates a restricted security; the aggregate original cost of the restricted securities is $16,085,073. The aggregate value of $15,881,466 is approximately 1.5% of net assets.

(c)	Indicates a security or securities that have been deemed illiquid.

(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $65,304,385; cash collateral of $66,800,717 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(e)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(f)	Represents issuer in default on interest payments and/or principal repayments; non-income producing security.

(g)	Represents zero coupon bond or step coupon bond. Rate quoted represents yield to maturity at purchase date.

(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(i)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
26	2 Year U.S. Treasury Notes	Mar. 2015	$5,684,694	$5,683,438	$(1,256)
2,070	5 Year U.S. Treasury Notes	Mar. 2015	246,185,367	246,184,453	(914)
521	10 Year U.S. Treasury Notes	Mar. 2015	65,673,951	66,061,172	387,221
184	U.S. Ultra Treasury Bonds	Mar. 2015	29,419,464	30,394,500	975,036

					$1,360,087

(1)	A U.S. Treasury obligation with a market value of $3,218,749 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Forward foreign currency exchange contracts outstanding at December 31, 2014:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/16/15	BNP Paribas	AUD	1,235	$1,079,000	$1,006,794	$(72,206)
Expiring 01/16/15	JPMorgan Chase	AUD	1,222	1,075,400	996,836	(78,564)
Brazilian Real,
Expiring 03/11/15	Barclays Capital Group	BRL	4,104	1,561,441	1,514,509	(46,932)
Expiring 03/11/15	Citigroup Global Markets	BRL	1,178	426,200	434,828	8,628
British Pound,
Expiring 01/28/15	JPMorgan Chase	GBP	670	1,072,700	1,043,743	(28,957)
Expiring 01/28/15	UBS AG	GBP	998	1,613,001	1,555,686	(57,315)
Canadian Dollar,
Expiring 01/16/15	Citigroup Global Markets	CAD	2,988	2,654,776	2,570,747	(84,029)
Expiring 01/16/15	Citigroup Global Markets	CAD	1,204	1,075,400	1,035,816	(39,584)
Expiring 01/16/15	JPMorgan Chase	CAD	1,226	1,068,300	1,054,957	(13,343)
Expiring 01/16/15	UBS AG	CAD	1,210	1,078,500	1,040,949	(37,551)
Chilean Peso,
Expiring 01/12/15	Citigroup Global Markets	CLP	633,382	1,079,200	1,042,128	(37,072)
Expiring 01/15/15	Citigroup Global Markets	CLP	628,012	1,075,400	1,032,918	(42,482)
Expiring 01/15/15	Citigroup Global Markets	CLP	623,470	1,074,300	1,025,447	(48,853)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Renminbi,
Expiring 01/15/15	Citigroup Global Markets	CNH	18,969	$3,065,860	$3,051,683	$(14,177)
Expiring 01/15/15	Citigroup Global Markets	CNH	9,919	1,613,000	1,595,795	(17,205)
Expiring 01/15/15	Citigroup Global Markets	CNH	6,655	1,079,200	1,070,714	(8,486)
Expiring 01/15/15	Hong Kong & Shanghai Bank	CNH	18,798	3,038,380	3,024,111	(14,269)
Expiring 01/15/15	JPMorgan Chase	CNH	37,956	6,135,243	6,106,232	(29,011)
Expiring 01/15/15	UBS AG	CNH	22,618	3,655,659	3,638,726	(16,933)
Euro,
Expiring 01/28/15	Bank of America	EUR	13,427	17,041,210	16,251,735	(789,475)
Indian Rupee,
Expiring 01/28/15	Barclays Capital Group	INR	197,575	3,177,629	3,110,951	(66,678)
Malaysian Ringgit,
Expiring 01/09/15	Citigroup Global Markets	MYR	2,131	645,312	608,925	(36,387)
Expiring 01/09/15	Goldman Sachs & Co.	MYR	3,196	967,911	913,388	(54,523)
Mexican Peso,
Expiring 01/22/15	Citigroup Global Markets	MXN	3,113	213,900	210,696	(3,204)
Expiring 01/22/15	JPMorgan Chase	MXN	674	49,308	45,642	(3,666)
Expiring 01/22/15	JPMorgan Chase	MXN	4,611	320,500	312,109	(8,391)
Expiring 01/22/15	Toronto Dominion	MXN	51,542	3,787,117	3,488,694	(298,423)
New Zealand Dollar,
Expiring 01/16/15	Barclays Capital Group	NZD	2,790	2,211,024	2,172,552	(38,472)
Norwegian Krone,
Expiring 01/26/15	JPMorgan Chase	NOK	210	31,625	28,126	(3,499)
Philippine Peso,
Expiring 02/12/15	Barclays Capital Group	PHP	95,137	2,114,164	2,122,100	7,936
Polish Zloty,
Expiring 01/26/15	Deutsche Bank AG	PLN	2,072	608,134	584,447	(23,687)
Russian Ruble,
Expiring 02/09/15	Credit Suisse First Boston Corp.	RUB	34,831	622,309	559,755	(62,554)
Singapore Dollar,
Expiring 01/23/15	Deutsche Bank AG	SGD	1,372	1,079,199	1,034,902	(44,297)
Expiring 01/23/15	Goldman Sachs & Co.	SGD	1,369	1,078,400	1,032,918	(45,482)
Expiring 01/23/15	Toronto Dominion	SGD	2,790	2,185,490	2,105,171	(80,319)
South African Rand,
Expiring 01/23/15	Deutsche Bank AG	ZAR	1,070	94,622	92,152	(2,470)
Turkish Lira,
Expiring 01/20/15	Barclays Capital Group	TRY	2,424	1,070,800	1,033,264	(37,536)
Expiring 01/20/15	Citigroup Global Markets	TRY	8,106	3,583,544	3,455,266	(128,278)
Expiring 01/20/15	JPMorgan Chase	TRY	3,460	1,508,159	1,474,845	(33,314)

				$76,911,317	$74,480,257	$(2,431,060)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/16/15	Citigroup Global Markets	AUD	339	$294,285	$276,677	$17,608
Expiring 01/16/15	Citigroup Global Markets	AUD	1,239	1,071,800	1,010,624	61,176
Expiring 01/16/15	Citigroup Global Markets	AUD	1,253	1,070,100	1,021,331	48,769
Brazilian Real,
Expiring 03/11/15	Citigroup Global Markets	BRL	1,143	427,800	421,857	5,943
British Pound,
Expiring 01/28/15	Bank of America	GBP	1,274	2,053,628	1,985,662	67,966
Expiring 01/28/15	JPMorgan Chase	GBP	1,690	2,669,000	2,633,554	35,446
Expiring 01/28/15	JPMorgan Chase	GBP	4,250	6,830,287	6,621,884	208,403

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Forward foreign currency exchange contracts outstanding at December 31, 2014 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar,
Expiring 01/16/15	Goldman Sachs & Co.	CAD	1,102	$963,700	$948,011	$15,689
Expiring 01/16/15	JPMorgan Chase	CAD	1,220	1,071,800	1,049,730	22,070
Expiring 01/16/15	JPMorgan Chase	CAD	1,226	1,068,300	1,054,804	13,496
Expiring 01/16/15	UBS AG	CAD	3,066	2,697,400	2,637,760	59,640
Chilean Peso,
Expiring 01/15/15	Citigroup Global Markets	CLP	902,980	1,498,100	1,485,169	12,931
Expiring 01/15/15	Citigroup Global Markets	CLP	955,396	1,605,600	1,571,380	34,220
Chinese Renminbi,
Expiring 01/15/15	Barclays Capital Group	CNH	3,513	567,797	565,204	2,593
Expiring 01/15/15	Citigroup Global Markets	CNH	16,559	2,678,400	2,663,908	14,492
Expiring 01/15/15	Deutsche Bank AG	CNH	6,698	1,082,598	1,077,566	5,032
Expiring 01/15/15	Deutsche Bank AG	CNH	15,906	2,563,900	2,558,969	4,931
Expiring 01/15/15	Deutsche Bank AG	CNH	72,232	11,672,500	11,620,581	51,919
Hungarian Forint,
Expiring 01/22/15	JPMorgan Chase	HUF	219,665	913,338	839,137	74,201
Indian Rupee,
Expiring 01/28/15	UBS AG	INR	100,273	1,606,300	1,578,866	27,434
Expiring 01/28/15	UBS AG	INR	100,388	1,607,100	1,580,665	26,435
Japanese Yen,
Expiring 01/28/15	Toronto Dominion	JPY	162,438	1,503,292	1,356,471	146,821
Malaysian Ringgit,
Expiring 01/09/15	UBS AG	MYR	5,402	1,606,200	1,543,953	62,247
Mexican Peso,
Expiring 01/22/15	Citigroup Global Markets	MXN	13,704	968,100	927,565	40,535
Expiring 01/22/15	Deutsche Bank AG	MXN	14,947	1,076,100	1,011,725	64,375
Expiring 01/22/15	Deutsche Bank AG	MXN	39,457	2,891,200	2,670,697	220,503
New Zealand Dollar,
Expiring 01/16/15	Deutsche Bank AG	NZD	1,398	1,070,100	1,088,702	(18,602)
Expiring 01/16/15	UBS AG	NZD	1,397	1,071,800	1,087,626	(15,826)
Philippine Peso,
Expiring 02/12/15	UBS AG	PHP	96,057	2,142,700	2,142,617	83
Polish Zloty,
Expiring 01/26/15	Barclays Capital Group	PLN	4,386	1,310,665	1,237,187	73,478
Singapore Dollar,
Expiring 01/23/15	Deutsche Bank AG	SGD	1,383	1,070,800	1,043,260	27,540
Expiring 01/23/15	Goldman Sachs & Co.	SGD	4,152	3,215,400	3,132,357	83,043
South African Rand,
Expiring 01/23/15	Citigroup Global Markets	ZAR	3,953	354,792	340,415	14,377
Turkish Lira,
Expiring 01/20/15	Credit Suisse First Boston Corp.	TRY	55,105	24,125,975	23,488,804	637,171
Expiring 01/23/15	JPMorgan Chase	TRY	4,127	1,819,201	1,757,957	61,244

				$90,240,058	$88,032,675	$2,207,383

						$(223,677)

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	1,270	12/19/32	4.423%	6 Month BBSW(2)	$124,091	$—	$124,091	Barclays Capital Group
AUD	1,620	12/20/32	4.420%	6 Month BBSW(2)	157,594	—	157,594	Citigroup Global Markets
BRL	7,942	01/01/17	8.330%	1 Day Brazil Interbank Rate(2)	(355,302)	—	(355,302)	Citigroup Global Markets
BRL	13,135	01/01/17	9.130%	1 Day Brazil Interbank Rate(2)	(397,175)	—	(397,175)	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d):
BRL	37,393	01/02/17	10.580%	1 Day Brazil Interbank Rate(2)	$(579,307)	$—	$(579,307)	Hong Kong & Shanghai Bank
BRL	18,086	01/01/18	11.770%	1 Day Brazil Interbank Rate(2)	(152,761)	—	(152,761)	Deutsche Bank AG
BRL	7,343	01/01/21	12.640%	1 Day Brazil Interbank Rate(2)	156,747	—	156,747	Deutsche Bank AG
BRL	7,360	01/01/21	11.300%	1 Day Brazil Interbank Rate(2)	(115,793)	—	(115,793)	Barclays Bank PLC
MXN	76,000	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	200,106	—	200,106	Credit Suisse First Boston Corp.
MXN	73,100	11/09/18	5.410%	28 Day Mexican Interbank Rate(2)	77,488	—	77,488	Deutsche Bank AG
MXN	20,100	04/28/23	5.100%	28 Day Mexican Interbank Rate(2)	(79,609)	—	(79,609)	Barclays Capital Group
	RUB 65,000	05/20/23	7.250%	3 Month MOSPRIME(2)	(269,140)	—	(269,140)	Credit Suisse First Boston Corp.
	25,690	11/15/19	1.334%	3 Month LIBOR(1)	458,998	—	458,998	Citigroup Global Markets
ZAR	10,000	09/03/33	8.970%	3 Month JIBAR(2)	48,632	—	48,632	Hong Kong & Shanghai Bank

					$(725,431)	$—	$(725,431)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
AUD	2,300	03/07/29	4.743%	6 Month BBSW(2)	$(23,575)	$289,388	$312,963
EUR	8,050	08/04/16	0.078%	1 Day EUROIS(1)	2,317	(28,404)	(30,721)
EUR	6,100	08/01/19	0.346%	1 Day EUROIS(1)	8,259	(125,330)	(133,589)
EUR	8,050	08/04/24	1.054%	1 Day EUROIS(1)	(38,513)	(605,467)	(566,954)
GBP	1,490	11/03/24	1.960%	6 Month GBP LIBOR(1)	868	(112,780)	(113,648)
MXN	65,000	12/02/15	5.080%	28 Day Mexican Interbank Rate(2)	(8,519)	57,201	65,720
MXN	70,000	04/18/19	5.480%	28 Day Mexican Interbank Rate(2)	(15,163)	56,968	72,131
MXN	48,200	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	(20,475)	112,161	132,636
MXN	38,000	08/13/24	6.120%	28 Day Mexican Interbank Rate(2)	(3,150)	11,478	14,628
MXN	13,900	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	1,499	(18,998)	(20,497)
	27,365	06/30/16	0.618%	3 Month LIBOR(1)	218	13,691	13,473
	124,560	06/30/16	0.655%	3 Month LIBOR(1)	(15,650)	(6,520)	9,130
	34,630	06/30/16	0.655%	3 Month LIBOR(1)	236	(1,880)	(2,116)
	15,400	08/27/16	0.698%	3 Month LIBOR(1)	188	8,081	7,893
	5,000	09/30/16	0.711%	6 Month LIBOR(1)	162	5,152	4,990
	32,800	09/30/16	0.759%	3 Month LIBOR(1)	232	6,713	6,481
	10,050	09/30/16	0.877%	3 Month LIBOR(1)	175	(18,082)	(18,257)
	13,200	11/10/16	0.739%	6 Month LIBOR(1)	183	20,844	20,661
	6,815	12/24/17	1.384%	3 Month LIBOR(1)	995	(19,638)	(20,633)
	5,150	02/28/19	1.625%	6 Month LIBOR(1)	173	(3,004)	(3,177)
	19,300	02/28/19	1.806%	3 Month LIBOR(1)	42,047	(152,617)	(194,664)
	7,450	11/06/19	1.753%	6 Month LIBOR(1)	184	(1,418)	(1,602)
	9,010	12/02/19	1.639%	6 Month LIBOR(1)	191	52,291	52,100
	16,250	07/31/21	2.290%	3 Month LIBOR(1)	247	(299,837)	(300,084)
ZAR	20,000	10/22/23	7.625%	3 Month JIBAR(2)	318	(21,875)	(22,193)
ZAR	38,300	11/14/23	8.190%	3 Month JIBAR(2)	(17,452)	76,961	94,413

					$(84,005)	$(704,921)	$(620,916)

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at December 31, 2014(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
American International Group, Inc.	03/20/18	3.700%	3,700	0.289%	$(408,094)	$—	$(408,094)	Deutsche Bank AG
R.R. Donnelley & Sons Co.	09/20/16	1.000%	4,750	0.658%	(36,179)	229,661	(265,840)	JPMorgan Chase
Toll Brothers Financial Corp.	03/20/15	1.000%	4,695	0.578%	(9,906)	8,900	(18,806)	Credit Suisse First Boston Corp.
Westvaco Corp.	09/20/19	1.000%	4,400	0.190%	(70,278)	49,517	(119,795)	JPMorgan Chase

					$(524,457)	$288,078	$(812,535)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V5	12/20/16	5.000%	6,650	$343,569	$278,931	$64,638	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V5	12/20/16	5.000%	12,825	662,597	586,032	76,565	Deutsche Bank AG
CDX.NA.HY.17.V5	12/20/16	5.000%	18,525	957,084	800,177	156,907	Deutsche Bank AG
CDX.NA.HY.17.V5	12/20/16	5.000%	11,875	613,515	520,355	93,160	Deutsche Bank AG

				$2,576,765	$2,185,495	$391,270

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2014(3)	Unrealized Appreciation (Depreciation)
Exchange-Traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.22.V1	06/20/19	1.000%	140,000	$(2,140,293)	$(2,525,295)	$(385,002)
ITRAXX.XO.22.V1	12/20/19	5.000%	EUR 10,700	(984,857)	(866,607)	118,250

				$(3,125,150)	$(3,391,902)	$(266,752)

A U.S. Treasury obligation with a market value of $4,578,525 has been segregated with Citigroup Global Markets to cover requirements for open exchanged-traded interest rate and credit default swap contracts at December 31, 2014.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2014:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	Over-the-counter swap agreements:
	22,206	3 Month LIBOR	EUR	16,740	3 Month EURIBOR minus 26.25 bps	Barclays Capital Group	01/25/15	$1,966,201	$—	$1,966,201
	502	3 Month LIBOR	JPY	50,000	3 Month JPY LIBOR minus 54.00 bps	Barclays Capital Group	10/12/16	86,286	—	86,286
	18,547	3 Month LIBOR	EUR	13,940	3 Month EURIBOR minus 26.00 bps	Citigroup Global Markets	01/25/15	1,693,003	—	1,693,003
	956	3 Month LIBOR	JPY	93,235	3 Month JPY LIBOR minus 32.75 bps	Citigroup Global Markets	05/02/15	179,168	—	179,168
	384	3 Month LIBOR plus 333 bps	JPY	30,000	4.500%	Citigroup Global Markets	06/08/15	128,713	(15,095)	143,808
	1,284	3 Month LIBOR plus 313 bps	JPY	100,000	4.500%	Citigroup Global Markets	06/08/15	431,867	(56,202)	488,069
	1,541	3 Month LIBOR plus 432 bps	JPY	120,000	3.450%	Citigroup Global Markets	03/24/17	582,302	7,475	574,827
	5,882	3 Month LIBOR	JPY	600,000	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	871,363	—	871,363
	1,040	3 Month LIBOR	EUR	780	3 Month EURIBOR minus 25.75 bps	Hong Kong & Shanghai Bank	01/17/15	96,229	—	96,229
	8,984	3 Month LIBOR	EUR	6,770	3 Month EURIBOR minus 26.00 bps	Hong Kong & Shanghai Bank	01/25/15	798,504	—	798,504
TRY	20,000	8.68%		9,749	3 Month LIBOR	Hong Kong & Shanghai Bank	09/05/15	(940,132)	—	(940,132)
TRY	23,640	8.69%		11,376	3 Month LIBOR	Hong Kong & Shanghai Bank	09/09/15	(971,920)	—	(971,920)
	1,157	3 Month LIBOR	EUR	900	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	73,805	—	73,805
JPY	265,000	3 Month JPY LIBOR minus 43.35 bps	USD	2,250	3 Month LIBOR	JPMorgan Chase	11/26/16	(40,980)	—	(40,980)
JPY	1,060,000	3 Month JPY LIBOR minus 42.10 bps	USD	8,979	3 Month LIBOR	JPMorgan Chase	11/28/16	(142,535)	—	(142,535)
	2,250	3 Month LIBOR	JPY	265,000	3 Month JPY LIBOR minus 69.88 bps	JPMorgan Chase	11/26/24	44,578	—	44,578
	8,979	3 Month LIBOR	JPY	1,060,000	3 Month JPY LIBOR minus 67.32 bps	JPMorgan Chase	11/28/24	134,808	—	134,808

								$4,991,260	$(63,822)	$5,055,082

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$48,131,538	$—
Non-Residential Mortgage-Backed Securities	—	3,787,113	—
Residential Mortgage-Backed Securities	—	60,762,411	—
Bank Loans	—	34,245,128	4,745,724
Commercial Mortgage-Backed Securities	—	107,166,762	—
Corporate Bonds	—	476,266,233	6,610,851
Foreign Agencies	—	24,800,449	—
Municipal Bonds	—	21,143,099	—
Sovereigns	—	54,137,068	—
U.S. Government Agency Obligations	—	18,948,890	—
U.S. Treasury Obligations	—	45,262,623	—
Preferred Stock	1,196,100	—	—
Affiliated Mutual Funds	207,851,542	—	—
Options Purchased	560,903	—	—
Options Written	(376,488)	—	—
Other Financial Instruments*
Futures Contracts	1,360,087	—	—
Forward Foreign Currency Exchange Contracts	—	(223,677)	—
Over-the-counter interest rate swaps	—	(725,431)	—
Exchange-traded interest rate swaps	—	(620,916)	—
Over-the-counter credit default swaps	—	2,052,308	—
Exchange-traded credit default swaps	—	(266,752)	—
Currency Swap Agreements	—	4,991,260	—

Total	$210,592,144	$899,858,106	$11,356,575

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Collateralized Loan Obligations	Bank Loans	Corporate Bonds	Credit Default Swaps
Balance as of 12/31/13	$2,490,000	$3,303,636	$7,438,596	$(5,934)
Realized gain (loss)	—	5,249	—	—	**
Change in unrealized appreciation (depreciation)***	—	(283,791)	180,205	5,934
Purchases	—	1,695,750	—	—
Sales	—	(13,749)	(1,007,163)	—
Accrued discount/premium	—	38,629	(787)	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	(2,490,000)	—	—	—

Balance as of 12/31/14	$—	$4,745,724	$6,610,851	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

**	The realized loss incurred during the period for other financial instruments was $(6,016).

***	Of which, $(103,586) was relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, 1 Collateralized Loan Obligation transferred out of Level 3 as a result of being valued by an independent pricing source.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment and prices of any recent transactions or bids/offers for such securities or any comparable securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Affiliated Mutual Funds (including 6.3% of collateral for securities on loan)	19.5%
Banking	12.2
Commercial Mortgage-Backed Securities	10.0
Residential Mortgage-Backed Securities	5.7
Sovereigns	5.1
Collateralized Loan Obligations	4.5
U.S. Treasury Obligations	4.2
Healthcare & Pharmaceutical	3.8
Electric	3.5
Insurance	3.5
Technology	2.4
Foreign Agencies	2.3
Telecommunications	2.3
Media & Entertainment	2.0
Municipal Bonds	2.0
U.S. Government Agency Obligations	1.8
Chemicals	1.8
Capital Goods	1.7
Cable	1.7
Non-Captive Finance	1.4
Energy – Other	1.3
Healthcare Insurance	1.3
Automotive	1.2
Foods	1.1

Metals	1.0%
Building Materials & Construction	0.9
Energy – Integrated	0.7
Pipelines & Other	0.7
Airlines	0.6
Retailers	0.5
Tobacco	0.5
Paper	0.5
Packaging	0.4
Gaming	0.4
Lodging	0.4
Non-Residential Mortgage-Backed Securities	0.3
Aerospace & Defense	0.3
Real Estate Investment Trusts	0.2
Financials	0.2
Consumer	0.2
Brokerage	0.2
Options Purchased	0.1
Options Written	— **

104.4
Liabilities in excess of other assets	(4.4)

100.0%

**	Less than 0.05%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$118,250	*	Due from/to broker — variation margin swaps	$385,002	*
Credit contracts	Premiums paid for swap agreements	2,473,573		—	—
Credit contracts	Unrealized appreciation on swap agreements	391,270		Unrealized depreciation on swap agreements	812,535
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	2,258,375		Unrealized depreciation on forward currency contracts	2,482,052
Interest rate contracts	Due from/to broker — variation margin futures	1,362,257	*	Due from/to broker — variation margin futures	2,170	*
Interest rate contracts	Due from/to broker — variation margin swaps	807,219	*	Due from/to broker — variation margin swaps	1,428,135	*
Interest rate contracts	Premiums paid for swap agreements	7,475		Premiums received for swap agreements	71,297
Interest rate contracts	Unaffiliated investments	560,903		Options written outstanding, at value	376,488
Interest rate contracts	Unrealized appreciation on swap agreements	8,374,305		Unrealized depreciation on swap agreements	4,044,654

Total		$16,353,627			$9,602,333

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Currency Contracts**	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(3,820,533)	$(3,820,533)
Foreign exchange contracts	—	—	—	(4,275,385)	—	(4,275,385)
Interest rate contracts	227,647	1,330,804	11,798,002	—	7,569,203	20,925,656

Total	$227,647	$1,330,804	$11,798,002	$(4,275,385)	$3,748,670	$12,829,738

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Swaps	Total
Credit contracts	$—	$—	$—	$—	$1,054,334	$1,054,334
Foreign exchange contracts	—	—	—	(1,264,115)	—	(1,264,115)
Interest rate contracts	(75,561)	79,130	7,035,847	—	4,828,759	11,868,175

Total	$(75,561)	$79,130	$7,035,847	$(1,264,115)	$5,883,093	$11,658,394

*	Included in net unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.
**	Included in net unrealized appreciation (depreciation) on foreign currency transactions in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Options Written (Notional Amount in USD (000))	Futures Long Positions (Value at Trade Date)	Futures Short Positions (Value at Trade Date)	Forward Currency Contracts—Purchased (Value at Settlement Date Payable)
$1,049,812	$336,092	$334,902,652	$36,931,563	$179,113,300

Forward Currency Contracts—Sold (Value at Settlement Date Receivable)	Cross Currency Exchange Contracts (Notional Amount in USD (000))	Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$150,491,222	$5,564	$402,655	$231,179	$50,085

Currency Swaps (Notional Amount in USD (000))
$95,016

SEE NOTES TO FINANCIAL STATEMENTS.

A55

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$67,966	$(67,966)	$—	$—
Barclays Capital Group	2,260,585	(782,195)	(1,314,051)	164,339
BNP Paribas	—	—	—	—
Citigroup Global Markets	3,961,621	(886,356)	(2,854,000)	221,265
Credit Suisse First Boston Corp.	1,189,746	(350,500)	(612,529)	226,717
Deutsche Bank AG	3,713,094	(649,911)	(3,476,748)	—
Goldman Sachs & Co.	98,732	(98,732)	—	—
Hong Kong & Shanghai Bank	1,017,170	(1,017,170)	—	—
JPMorgan Chase	873,424	(767,895)	—	105,529
Toronto Dominion	146,821	(146,821)	—	—
UBS AG	175,839	(127,625)	—	48,214

	$13,504,998

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(789,475)	$67,966	$652,308	$(69,201)
Barclays Capital Group	(782,195)	782,195	—	—
BNP Paribas	(72,206)	—	308,537	—
Citigroup Global Markets	(886,356)	886,356	—	—
Credit Suisse First Boston Corp.	(350,500)	350,500	—	—
Deutsche Bank AG	(649,911)	649,911	—	—
Goldman Sachs & Co.	(100,005)	98,732	—	(1,273)
Hong Kong & Shanghai Bank	(2,505,628)	1,017,170	1,734,381	—
JPMorgan Chase	(767,895)	767,895	—	—
Toronto Dominion	(378,742)	146,821	—	(231,921)
UBS AG	(127,625)	127,625	—	—

	$(7,410,538)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $65,304,385:
Unaffiliated investments (cost $865,308,096)	$907,764,892
Affiliated investments (cost $212,525,069)	207,851,542
Cash	375,987
Foreign currency, at value (cost $3,237,737)	3,237,206
Dividends and interest receivable	9,737,023
Unrealized appreciation on over-the-counter swap agreements	8,765,575
Premium paid for swap agreements	2,481,048
Unrealized appreciation on forward foreign currency exchange contracts	2,258,375
Receivable for Series shares sold	505,324
Due from broker-variation margin futures	495,062
Receivable for investments sold	45,842
Tax reclaim receivable	2,300
Prepaid expenses	8,448

Total Assets	1,143,528,624

LIABILITIES
Payable to broker for collateral for securities on loan	66,800,717
Unrealized depreciation on over-the-counter swap agreements	4,857,189
Unrealized depreciation on forward foreign currency exchange contracts	2,482,052
Options written outstanding, at value (premiums received $455,618)	376,488
Management fee payable	362,628
Payable for investments purchased	330,175
Accrued expenses	182,130
Payable for Series shares repurchased	161,884
Premium received for swap agreements	71,297
Due to broker-variation margin swaps	28,692
Deferred trustees’ fees	2,433
Affiliated transfer agent fee payable	926

Total Liabilities	75,656,611

NET ASSETS	$1,067,872,013

Net assets were comprised of:
Paid-in capital	$967,430,105
Retained earnings	100,441,908

Net assets, December 31, 2014	$1,067,872,013

Net asset value and redemption price per share $1,067,872,013 / 91,577,056 outstanding shares of beneficial interest	$11.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Interest income (net of foreign withholding taxes of $23,111)	$43,932,870
Affiliated dividend income	1,311,372
Affiliated income from securities loaned, net	87,801
Unaffiliated dividend income	86,067

Total income	45,418,110

EXPENSES
Management fee	4,356,571
Custodian’s fees and expenses	221,000
Shareholders’ reports	104,000
Audit fee	50,000
Insurance expenses	17,000
Trustees’ fees	15,000
Commitment fee on syndicated credit agreement	15,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Legal fees and expenses	12,000
Loan interest expense	4,216
Miscellaneous	14,611

Total expenses	4,821,398

NET INVESTMENT INCOME	40,596,712

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	7,354,116
Futures transactions	11,798,002
Options written transactions	1,330,804
Swap agreement transactions	3,748,670
Foreign currency transactions	(4,861,173)

19,370,419

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $1,442,452)	4,381,251
Futures	7,035,847
Options written	79,130
Swap agreements	5,883,093
Foreign currencies	(1,345,527)

16,033,794

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	35,404,213

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,000,925

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income	$40,596,712	$51,213,022
Net realized gain (loss) on investment and foreign currency transactions	19,370,419	(9,582,132)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,033,794	(51,666,169)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	76,000,925	(10,035,279)

DISTRIBUTIONS	(11,827,554)	(84,677,590)

SERIES SHARE TRANSACTIONS
Series shares sold [2,077,773 and 2,523,548 shares, respectively]	23,745,718	29,114,479
Series shares issued in reinvestment of distributions [1,060,767 and 7,523,922 shares, respectively]	11,827,554	84,677,590
Series shares repurchased [20,335,487 and 11,154,465 shares, respectively]	(229,380,709)	(127,474,174)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(193,807,437)	(13,682,105)

TOTAL DECREASE	(129,634,066)	(108,394,974)
NET ASSETS:
Beginning of year	1,197,506,079	1,305,901,053

End of year	$1,067,872,013	$1,197,506,079

SEE NOTES TO FINANCIAL STATEMENTS.

A57

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.7%
Boeing Co. (The)	526,863	$68,481,653

Airlines — 1.6%
United Continental Holdings, Inc.*	962,224	64,363,163

Auto Components — 1.2%
Lear Corp.	507,344	49,760,300

Automobiles — 1.6%
General Motors Co.	923,660	32,244,971
Tesla Motors, Inc.*(a)	151,223	33,633,507

		65,878,478

Banks — 6.3%
Bank of America Corp.	2,415,132	43,206,712
Citigroup, Inc.	975,066	52,760,821
JPMorgan Chase & Co.	869,336	54,403,047
PNC Financial Services Group, Inc. (The)	451,475	41,188,064
Wells Fargo & Co.	1,093,957	59,970,723

		251,529,367

Biotechnology — 6.1%
Alexion Pharmaceuticals, Inc.*	204,893	37,911,352
Biogen Idec, Inc.*	193,219	65,588,190
Celgene Corp.*	918,312	102,722,380
Gilead Sciences, Inc.*	393,529	37,094,043

		243,315,965

Capital Markets — 3.0%
Goldman Sachs Group, Inc. (The)	207,328	40,186,386
Morgan Stanley	2,114,441	82,040,311

		122,226,697

Chemicals — 1.2%
FMC Corp.	532,322	30,358,323
Monsanto Co.	134,042	16,013,998

		46,372,321

Communications Equipment — 0.8%
Brocade Communications Systems, Inc.	2,772,634	32,827,987

Consumer Finance — 1.9%
Capital One Financial Corp.	464,458	38,341,008
SLM Corp.	3,725,236	37,960,155

		76,301,163

Diversified Financial Services — 0.7%
Voya Financial, Inc.	622,810	26,394,688

Diversified Telecommunication Services — 0.6%
CenturyLink, Inc.	580,271	22,967,126

Electric Utilities — 1.2%
FirstEnergy Corp.	1,224,023	47,724,657

Electrical Equipment — 1.0%
Eaton Corp. PLC	578,802	39,335,384

Electronic Equipment, Instruments & Components — 0.8%
Flextronics International Ltd.*	2,704,678	30,238,300

Energy Equipment & Services — 1.5%
Halliburton Co.	717,100	28,203,543

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Schlumberger Ltd.	351,539	$30,024,946

		58,228,489

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	342,759	48,586,088

Food Products — 3.0%
Bunge Ltd.	425,616	38,692,750
Mondelez International, Inc. (Class A Stock)	2,238,738	81,322,158

		120,014,908

Hotels, Restaurants & Leisure — 3.4%
Carnival Corp.	1,075,377	48,746,840
Marriott International, Inc. (Class A Stock)	540,209	42,152,508
Starbucks Corp.	543,281	44,576,206

		135,475,554

Independent Power & Renewable Electricity Producers — 0.7%
NRG Energy, Inc.	1,056,845	28,481,973

Industrial Conglomerates — 0.8%
Siemens AG (Germany), ADR(a)	303,416	33,982,592

Insurance — 1.7%
MetLife, Inc.	855,760	46,288,058
Travelers Cos., Inc. (The)	223,666	23,675,046

		69,963,104

Internet & Catalog Retail — 4.1%
Amazon.com, Inc.*	184,080	57,129,228
Netflix, Inc.*	107,201	36,620,934
Priceline Group, Inc. (The)*	43,052	49,088,321
TripAdvisor, Inc.*	303,125	22,631,312

		165,469,795

Internet Software & Services — 7.7%
Alibaba Group Holding Ltd. (China), ADR*(a)	618,967	64,335,430
Facebook, Inc. (Class A Stock)*	1,424,115	111,109,452
Google, Inc. (Class A Stock)*	58,977	31,296,735
Google, Inc. (Class C Stock)*	59,398	31,267,107
LendingClub Corp.*(a)	43,935	1,111,556
LinkedIn Corp. (Class A Stock)*(a)	190,737	43,814,196
Twitter, Inc*	730,787	26,213,330

		309,147,806

IT Services — 2.9%
FleetCor Technologies, Inc.*	267,564	39,789,442
MasterCard, Inc. (Class A Stock)	879,235	75,754,888

		115,544,330

Life Sciences Tools & Services — 0.9%
Illumina, Inc.*	206,378	38,093,251

Machinery — 1.0%
SPX Corp.	478,749	41,134,114

Media — 3.0%
Comcast Corp. (Class A Stock)	852,659	49,462,749
Walt Disney Co. (The)	756,470	71,251,909

		120,714,658

SEE NOTES TO FINANCIAL STATEMENTS.

A58

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail — 1.2%
Target Corp.	628,113	$47,680,058

Oil, Gas & Consumable Fuels — 5.9%
Chevron Corp.	357,838	40,142,267
Concho Resources, Inc.*	269,601	26,892,700
Marathon Oil Corp.	1,177,401	33,308,674
Marathon Petroleum Corp.	334,175	30,162,636
Noble Energy, Inc.	666,719	31,622,482
Occidental Petroleum Corp.	410,422	33,084,117
Suncor Energy, Inc. (Canada)	1,262,075	40,084,840

		235,297,716

Personal Products — 0.5%
Avon Products, Inc.	2,311,950	21,709,211

Pharmaceuticals — 6.8%
Actavis PLC*	379,024	97,564,568
Bayer AG (Germany), ADR	310,713	42,517,967
Bristol-Myers Squibb Co.	871,686	51,455,625
Shire PLC (Ireland), ADR	140,369	29,834,027
Teva Pharmaceutical Industries Ltd. (Israel), ADR	873,714	50,247,292

		271,619,479

Road & Rail — 2.0%
Canadian Pacific Railway Ltd. (Canada)	277,016	53,378,213
Hertz Global Holdings, Inc.*	1,134,552	28,295,727

		81,673,940

Semiconductors & Semiconductor Equipment — 2.3%
Applied Materials, Inc.	3,737,875	93,147,845

Software — 5.6%
Adobe Systems, Inc.*	525,404	38,196,871
Microsoft Corp.	1,027,543	47,729,372
Red Hat, Inc.*	507,601	35,095,533
salesforce.com, Inc.*	860,932	51,061,877
Splunk, Inc.*(a)	471,387	27,788,264
Workday, Inc. (Class A Stock)*(a)	286,207	23,357,353

		223,229,270

Specialty Retail — 1.8%
Inditex SA (Spain), ADR	2,909,759	41,318,578
Tiffany & Co.	306,838	32,788,708

		74,107,286

Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	1,223,254	135,022,777
EMC Corp.	1,423,673	42,340,035
Hewlett-Packard Co.	1,334,678	53,560,628
NCR Corp.*	791,732	23,071,070

		253,994,510

Textiles, Apparel & Luxury Goods — 2.5%
Burberry Group PLC (United Kingdom)	1,110,620	28,178,403
NIKE, Inc. (Class B Stock)	757,417	72,825,644

		101,004,047

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 0.9%
SBA Communications Corp. (Class A Stock)*	337,009	$37,327,117

TOTAL LONG-TERM INVESTMENTS (cost $2,720,111,496)		3,913,344,390

SHORT-TERM INVESTMENT — 6.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund(cost $262,415,177; includes $166,375,351 of cash collateral for securities on loan) (Note 4)(b)(c)	262,415,177	262,415,177

TOTAL INVESTMENTS — 103.9% (cost $2,982,526,673)		4,175,759,567
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.9)%		(155,961,644)

NET ASSETS — 100.0%		$4,019,797,923

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $160,971,207; cash collateral of $166,375,351 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$68,481,653	$—	$—
Airlines	64,363,163	—	—
Auto Components	49,760,300	—	—
Automobiles	65,878,478	—	—
Banks	251,529,367	—	—
Biotechnology	243,315,965	—	—
Capital Markets	122,226,697	—	—
Chemicals	46,372,321	—	—
Communications Equipment	32,827,987	—	—
Consumer Finance	76,301,163	—	—
Diversified Financial Services	26,394,688	—	—
Diversified Telecommunication Services	22,967,126	—	—
Electric Utilities	47,724,657	—	—
Electrical Equipment	39,335,384	—	—
Electronic Equipment, Instruments & Components	30,238,300	—	—
Energy Equipment & Services	58,228,489	—	—
Food & Staples Retailing	48,586,088	—	—
Food Products	120,014,908	—	—
Hotels, Restaurants & Leisure	135,475,554	—	—
Independent Power & Renewable Electricity Producers	28,481,973	—	—
Industrial Conglomerates	33,982,592	—	—
Insurance	69,963,104	—	—
Internet & Catalog Retail	165,469,795	—	—
Internet Software & Services	309,147,806	—	—
IT Services	115,544,330	—	—
Life Sciences Tools & Services	38,093,251	—	—
Machinery	41,134,114	—	—
Media	120,714,658	—	—
Multiline Retail	47,680,058	—	—
Oil, Gas & Consumable Fuels	235,297,716	—	—
Personal Products	21,709,211	—	—
Pharmaceuticals	271,619,479	—	—
Road & Rail	81,673,940	—	—
Semiconductors & Semiconductor Equipment	93,147,845	—	—
Software	223,229,270	—	—
Specialty Retail	74,107,286	—	—
Technology Hardware, Storage & Peripherals	253,994,510	—	—
Textiles, Apparel & Luxury Goods	72,825,644	28,178,403	—
Wireless Telecommunication Services	37,327,117	—	—
Affiliated Money Market Mutual Fund	262,415,177	—	—

Total	$4,147,581,164	$28,178,403	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A60

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Internet Software & Services	7.7%
Pharmaceuticals	6.8
Affiliated Money Market Mutual Fund (including 4.1% of collateral for securities on loan)	6.5
Technology Hardware, Storage & Peripherals	6.3
Banks	6.3
Biotechnology	6.1
Oil, Gas & Consumable Fuels	5.9
Software	5.6
Internet & Catalog Retail	4.1
Hotels, Restaurants & Leisure	3.4
Capital Markets	3.0
Media	3.0
Food Products	3.0
IT Services	2.9
Textiles, Apparel & Luxury Goods	2.5
Semiconductors & Semiconductor Equipment	2.3
Road & Rail	2.0
Consumer Finance	1.9
Specialty Retail	1.8
Insurance	1.7
Aerospace & Defense	1.7

Automobiles	1.6%
Airlines	1.6
Energy Equipment & Services	1.5
Auto Components	1.2
Food & Staples Retailing	1.2
Electric Utilities	1.2
Multiline Retail	1.2
Chemicals	1.2
Machinery	1.0
Electrical Equipment	1.0
Life Sciences Tools & Services	0.9
Wireless Telecommunication Services	0.9
Industrial Conglomerates	0.8
Communications Equipment	0.8
Electronic Equipment, Instruments & Components	0.8
Independent Power & Renewable Electricity Producers	0.7
Diversified Financial Services	0.7
Diversified Telecommunication Services	0.6
Personal Products	0.5

103.9
Liabilities in excess of other assets	(3.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A61

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $160,971,207:
Unaffiliated investments (cost $2,720,111,496)	$3,913,344,390
Affiliated investments (cost $262,415,177)	262,415,177
Cash	20,954
Receivable for investments sold	12,726,871
Dividends receivable	3,295,048
Tax reclaim receivable	1,893,059
Receivable for Series shares sold	1,424
Prepaid expenses	32,029

Total Assets	4,193,728,952

LIABILITIES
Payable to broker for collateral for securities on loan	166,375,351
Payable for investments purchased	5,243,514
Management fee payable	1,536,457
Payable for Series shares reacquired	487,209
Accrued expenses	286,499
Affiliated transfer agent fee payable	926
Deferred trustees’ fees	604
Distribution fee payable	469

Total Liabilities	173,931,029

NET ASSETS	$4,019,797,923

Net assets were comprised of:
Paid-in capital	$2,153,051,496
Retained earnings	1,866,746,427

Net assets, December 31, 2014	$4,019,797,923

Class I:
Net asset value and redemption price per share, $4,017,593,708 / 104,202,346 outstanding shares of beneficial interest	$38.56

Class II:
Net asset value and redemption price per share, $2,204,215 / 57,015 outstanding shares of beneficial interest	$38.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of $1,113,394 foreign withholding tax)	$38,807,187
Affiliated income from securities lending, net	589,730
Affiliated dividend income	118,263

Total income	39,515,180

EXPENSES
Management fee	17,908,918
Distribution fee—Class II	5,984
Administration fee—Class II	3,590
Custodian’s fees and expenses	441,000
Reports to shareholders	207,000
Insurance fees	49,000
Trustees’ fees	42,000
Audit fee	25,000
Legal fees and expenses	19,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Miscellaneous	21,110

Total expenses	18,734,602

NET INVESTMENT INCOME	20,780,578

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	365,924,279
Foreign currency transactions	(34,946)

365,889,333

Net change in unrealized appreciation (depreciation) on:
Investments	(92,042,018)
Foreign currencies	(146,844)

(92,188,862)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	273,700,471

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$294,481,049

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$20,780,578	$30,516,315
Net realized gain on investment and foreign currency transactions	365,889,333	417,610,720
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(92,188,862)	579,405,992

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	294,481,049	1,027,533,027

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	12,816,469	15,823,185
Series shares repurchased	(260,744,091)	(238,940,216)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(247,927,622)	(223,117,031)

TOTAL INCREASE	46,553,427	804,415,996
NET ASSETS:
Beginning of year	3,973,244,496	3,168,828,500

End of year	$4,019,797,923	$3,973,244,496

SEE NOTES TO FINANCIAL STATEMENTS.

A62

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 95.1%
COMMON STOCKS — 69.6%	Shares	Value (Note 2)
Aerospace & Defense — 1.3%
BAE Systems PLC (United Kingdom)	33,033	$241,577
General Dynamics Corp.	138,100	19,005,322
Honeywell International, Inc.	23,300	2,328,136
L-3 Communications Holdings, Inc.	7,200	908,712
Safran SA (France)	3,828	236,169
Spirit AeroSystems Holdings, Inc. (Class A Stock)*	115,200	4,958,208
Thales SA (France)	12,856	695,604
United Technologies Corp.	196,300	22,574,500

		50,948,228

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	80,300	6,013,667
Deutsche Post AG (Germany)	10,295	334,196
FedEx Corp.	121,100	21,030,226
Royal Mail PLC (United Kingdom)	6,986	46,555

		27,424,644

Airlines — 0.8%
Deutsche Lufthansa AG (Germany)	21,319	353,277
easyJet PLC (United Kingdom)	6,381	165,135
International Consolidated Airlines Group SA (United Kingdom)*	10,892	81,138
Ryanair Holdings PLC (Ireland) ADR*	11,200	798,224
Southwest Airlines Co.	433,900	18,362,648
United Continental Holdings, Inc.*	179,500	12,006,755

		31,767,177

Auto Components — 0.7%
Bridgestone Corp. (Japan)	6,800	235,837
Continental AG (Germany)	1,160	244,671
Delphi Automotive PLC (United Kingdom)	121,000	8,799,120
Johnson Controls, Inc.	309,700	14,970,898
Koito Manufacturing Co. Ltd. (Japan)	1,000	30,592
NGK Spark Plug Co. Ltd. (Japan)	2,000	60,771
NOK Corp. (Japan)	4,700	119,631
Sumitomo Electric Industries Ltd. (Japan)	8,000	99,914
Sumitomo Rubber Industries Ltd. (Japan)	1,800	26,759
Tenneco, Inc.*	46,300	2,621,043
Toyota Industries Corp. (Japan)	6,600	338,262

		27,547,498

Automobiles — 0.3%
Bayerische Motoren Werke AG (Germany)	5,907	637,475
Daimler AG (Germany)	12,168	1,010,604
Fiat Chrysler Automobiles NV (United Kingdom)*	9,150	106,321
Ford Motor Co.	167,800	2,600,900
Fuji Heavy Industries Ltd. (Japan)	32,900	1,164,199
Isuzu Motors Ltd. (Japan)	6,000	73,082
Mazda Motor Corp. (Japan)	2,000	48,031

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Nissan Motor Co. Ltd. (Japan)	26,100	$227,638
Peugeot SA (France)*	57,600	705,740
Renault SA (France)	1,999	145,600
Thor Industries, Inc.	54,900	3,067,263
Toyota Motor Corp. (Japan)	30,000	1,869,522
Volkswagen AG (Germany)	301	65,258

		11,721,633

Banks — 4.5%
Aozora Bank Ltd. (Japan)	220,000	681,020
Australia & New Zealand Banking Group Ltd. (Australia)	29,473	766,886
Banco Santander SA (Spain)	209,701	1,760,050
Bank Hapoalim BM (Israel)	150,172	706,128
Bank of America Corp.	1,149,500	20,564,555
Bank of Queensland Ltd. (Australia)	20,761	204,536
BNP Paribas SA (France)	3,281	193,691
CIT Group, Inc.	87,600	4,189,908
Citigroup, Inc.	677,350	36,651,408
Commonwealth Bank of Australia (Australia)	22,626	1,572,027
Credit Agricole SA (France)	60,134	776,243
Danske Bank A/S (Denmark)	21,008	567,969
DBS Group Holdings Ltd. (Singapore)	18,284	283,061
DNB ASA (Norway)	50,843	749,966
Fulton Financial Corp.	99,500	1,229,820
HSBC Holdings PLC (United Kingdom)	201,268	1,901,938
Intesa Sanpaolo SpA (Italy)	9,749	24,021
JPMorgan Chase & Co.	751,594	47,034,753
KeyCorp	1,006,400	13,988,960
Lloyds Banking Group PLC (United Kingdom)*	27,715	32,600
Mitsubishi UFJ Financial Group, Inc. (Japan)	257,800	1,416,412
Mizuho Financial Group, Inc. (Japan)	244,000	409,018
Natixis (France)	113,436	748,523
Oversea-Chinese Banking Corp. Ltd. (Singapore)	31,000	243,907
PNC Financial Services Group, Inc. (The)	83,100	7,581,213
Regions Financial Corp.	631,000	6,663,360
Resona Holdings, Inc. (Japan)	91,200	460,697
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	63,024	800,314
Sumitomo Mitsui Financial Group, Inc. (Japan)	30,700	1,109,889
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	35,000	134,060
Svenska Handelsbanken AB (Sweden) (Class A Stock)	19,910	931,547
Swedbank AB (Sweden) (Class A Stock)	9,663	239,748
United Overseas Bank Ltd. (Singapore)	33,000	608,984

SEE NOTES TO FINANCIAL STATEMENTS.

A63

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Wells Fargo & Co.	394,112	$21,605,220
Westpac Banking Corp. (Australia)	8,263	222,240
Yamaguchi Financial Group, Inc. (Japan)	2,000	20,554

		177,075,226

Beverages — 1.7%
Anheuser-Busch InBev NV (Belgium)	13,999	1,575,471
Carlsberg A/S (Denmark) (Class B Stock)	1,092	83,865
Coca-Cola Enterprises, Inc.	228,800	10,117,536
Diageo PLC (United Kingdom)	2,432	69,670
Monster Beverage Corp.*	159,200	17,249,320
PepsiCo, Inc.	378,420	35,783,395
Pernod Ricard SA (France)	2,247	249,727

		65,128,984

Biotechnology — 2.4%
Actelion Ltd. (Switzerland)	4,955	570,425
Alexion Pharmaceuticals, Inc.*	100,300	18,558,509
Amgen, Inc.	115,708	18,431,128
Biogen Idec, Inc.*	84,700	28,751,415
Celgene Corp.*	30,700	3,434,102
CSL Ltd. (Australia)	4,901	344,274
Gilead Sciences, Inc.*	269,200	25,374,792

		95,464,645

Building Products
Assa Abloy AB (Sweden) (Class B Stock)	3,537	186,812
Daikin Industries Ltd. (Japan)	4,400	282,146
Geberit AG (Switzerland)	1,256	424,908

		893,866

Capital Markets — 1.7%
3i Group PLC (United Kingdom)	10,246	71,443
Aberdeen Asset Management PLC (United Kingdom)	52,251	349,139
Bank of New York Mellon Corp. (The)	376,800	15,286,776
Daiwa Securities Group, Inc. (Japan)	11,000	86,132
Franklin Resources, Inc.	229,800	12,724,026
Goldman Sachs Group, Inc. (The)	130,300	25,256,049
Investec PLC (South Africa)	83,607	700,484
Macquarie Group Ltd. (Australia)	3,790	178,725
Partners Group Holding AG (Switzerland)	584	169,907
State Street Corp.	143,000	11,225,500
UBS Group AG (Switzerland)	797	13,700
Waddell & Reed Financial, Inc. (Class A Stock)	51,500	2,565,730

		68,627,611

Chemicals — 1.9%
Asahi Kasei Corp. (Japan)	26,000	237,183
BASF SE (Germany)	2,199	184,455
Cabot Corp.	57,200	2,508,792
Celanese Corp. Series A	196,700	11,794,132

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Daicel Corp. (Japan)	87,000	$1,016,202
Dow Chemical Co. (The)	269,900	12,310,139
Eastman Chemical Co.	16,100	1,221,346
Givaudan SA (Switzerland)	25	44,846
K+S AG (Germany)	27,359	754,978
Kaneka Corp. (Japan)	3,000	16,075
Kuraray Co. Ltd. (Japan)	3,600	40,902
LyondellBasell Industries NV (Netherlands) (Class A Stock)	231,800	18,402,602
Nitto Denko Corp. (Japan)	1,600	89,401
Novozymes A/S (Denmark)	317	13,344
Sherwin-Williams Co. (The)	53,700	14,125,248
Westlake Chemical Corp.	173,800	10,617,442
Yara International ASA (Norway)	18,067	804,567

		74,181,654

Commercial Services & Supplies — 0.1%
Dai Nippon Printing Co. Ltd. (Japan)	6,000	54,039
Pitney Bowes, Inc.	86,400	2,105,568
Secom Co. Ltd. (Japan)	2,200	126,400
Securitas AB (Sweden) (Class B Stock)	27,965	338,312
Toppan Printing Co. Ltd. (Japan)	6,000	38,985

		2,663,304

Communications Equipment — 1.6%
Cisco Systems, Inc.	963,900	26,810,879
F5 Networks, Inc.*	18,000	2,348,370
QUALCOMM, Inc.	430,600	32,006,498

		61,165,747

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	20,089	700,205
Ferrovial SA (Spain)	999	19,749
Hochtief AG (Germany)	9,818	692,646
Leighton Holdings Ltd. (Australia)	40,305	733,895
Obayashi Corp. (Japan)	7,000	45,123
Quanta Services, Inc.*	87,500	2,484,125
Skanska AB (Sweden) (Class B Stock)	2,906	62,393
Taisei Corp. (Japan)	11,000	62,392

		4,800,528

Construction Materials
HeidelbergCement AG (Germany)	3,959	279,427
Taiheiyo Cement Corp. (Japan)	12,000	37,648

		317,075

Consumer Finance — 0.5%
Capital One Financial Corp.	232,700	19,209,385
Synchrony Financial*	64,800	1,927,800

		21,137,185

Diversified Consumer Services — 0.1%
H&R Block, Inc.	95,700	3,223,176

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc. (Class B Stock)*	289,500	43,468,425

SEE NOTES TO FINANCIAL STATEMENTS.

A64

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
CME Group, Inc.	101,000	$8,953,650
Industrivarden AB (Sweden) (Class C Stock)	31,730	550,775
Investment AB Kinnevik (Sweden)	21,448	697,472
Investor AB (Sweden) (Class B Stock)	19,476	708,105
ORIX Corp. (Japan)	14,000	176,159

		54,554,586

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	630,947	21,193,510
Belgacom SA (Belgium)	1,626	58,997
BT Group PLC (United Kingdom)	140,631	874,736
Koninklijke KPN NV (Netherlands)	34,210	108,013
Nippon Telegraph & Telephone Corp. (Japan)	16,900	863,296
Orange SA (France)	66,947	1,138,552
PCCW Ltd. (Hong Kong)	942,000	641,399
Spark New Zealand Ltd. (New Zealand)	82,292	199,489
Telecom Italia SpA (Italy)	853,845	713,855
Telefonica SA (Spain)	43,853	629,622
Telekom Austria AG (Austria)	7,232	48,297
Verizon Communications, Inc.	412,188	19,282,155
Vivendi SA (France)	11,168	277,978

		46,029,899

Electric Utilities — 0.8%
American Electric Power Co., Inc.	77,500	4,705,800
AusNet Services (Australia)	18,046	19,496
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	52,000	382,396
Chubu Electric Power Co., Inc. (Japan)*	6,300	74,032
Chugoku Electric Power Co., Inc. (The) (Japan)	3,000	39,223
Contact Energy Ltd. (New Zealand)	3,837	19,055
EDP-Energias de Portugal SA (Portugal)	116,565	451,999
Electricite de France (France)	2,447	67,362
Fortum OYJ (Finland)	34,195	742,428
Hokuriku Electric Power Co. (Japan)	1,700	21,710
Kansai Electric Power Co., Inc. (The) (Japan)*	7,000	66,592
Kyushu Electric Power Co., Inc. (Japan)*	4,400	44,067
Power Assets Holdings Ltd. (Hong Kong)	18,000	174,024
PPL Corp.	467,200	16,973,376
Red Electrica Corp. SA (Spain)	1,128	99,435
Shikoku Electric Power Co., Inc. (Japan)*	1,800	21,833
Southern Co. (The)	138,200	6,787,002
SSE PLC (United Kingdom)	10,001	252,697
Tohoku Electric Power Co., Inc. (Japan)	4,600	53,528

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Tokyo Electric Power Co., Inc. (Japan)*	14,900	$60,603

		31,056,658

Electrical Equipment — 0.6%
Acuity Brands, Inc.	15,800	2,213,106
AMETEK, Inc.	103,600	5,452,468
Babcock & Wilcox Co. (The)	29,000	878,700
Eaton Corp. PLC	140,700	9,561,972
Emerson Electric Co.	101,100	6,240,903
Fuji Electric Co. Ltd. (Japan)	6,000	23,921
Mitsubishi Electric Corp. (Japan)	76,000	902,733

		25,273,803

Electronic Equipment, Instruments & Components — 0.4%
Arrow Electronics, Inc.*	62,800	3,635,492
Citizen Holdings Co. Ltd. (Japan)	2,700	20,775
Hexagon AB (Sweden) (Class B Stock)	2,669	82,338
Hitachi Ltd. (Japan)	51,000	376,419
Hoya Corp. (Japan)	4,400	148,829
Ingram Micro, Inc. (Class A Stock)*	158,700	4,386,468
Jabil Circuit, Inc.	144,900	3,163,167
Keyence Corp. (Japan)	500	222,797
Murata Manufacturing Co. Ltd. (Japan)	3,300	360,099
Omron Corp. (Japan)	18,000	805,239
TDK Corp. (Japan)	1,300	76,564
Tech Data Corp.*	37,500	2,371,125

		15,649,312

Energy Equipment & Services — 0.9%
Helmerich & Payne, Inc.	103,400	6,971,228
National Oilwell Varco, Inc.	201,200	13,184,636
Noble Corp. PLC(a)	831,700	13,781,269
Transocean Ltd.	3,652	67,014

		34,004,147

Food & Staples Retailing — 2.2%
Carrefour SA (France)	5,959	181,341
Casino Guichard Perrachon SA (France)	4,192	385,516
Costco Wholesale Corp.	92,000	13,041,000
CVS Health Corp.	200,600	19,319,786
Delhaize Group SA (Belgium)	1,068	77,778
J. Sainsbury PLC (United Kingdom)	145,840	556,918
Koninklijke Ahold NV (Netherlands)	45,084	801,274
Kroger Co. (The)	356,700	22,903,707
Lawson, Inc. (Japan)	700	42,300
Metcash Ltd. (Australia)	6,319	9,523
Olam International Ltd. (Singapore)	8,000	12,141
Wal-Mart Stores, Inc.	344,500	29,585,660
Wesfarmers Ltd. (Australia)	11,657	394,679
WM Morrison Supermarkets PLC (United Kingdom)	269,123	767,880

		88,079,503

Food Products — 1.6%
Archer-Daniels-Midland Co.	345,800	17,981,600
Bunge Ltd.	54,600	4,963,686

SEE NOTES TO FINANCIAL STATEMENTS.

A65

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
ConAgra Foods, Inc.	96,400	$3,497,392
Golden Agri-Resources Ltd. (Singapore)	1,172,000	405,627
Hormel Foods Corp.	19,800	1,031,580
Kellogg Co.	129,800	8,494,112
Kraft Foods Group, Inc.	73,400	4,599,244
Lindt & Spruengli AG (Switzerland)	1	57,702
Nestle SA (Switzerland)	24,764	1,805,321
Nippon Meat Packers, Inc. (Japan)	12,000	262,539
Pilgrim’s Pride Corp.*(a)	148,300	4,862,757
Sanderson Farms, Inc.(a)	12,900	1,083,922
Tate & Lyle PLC (United Kingdom)	8,075	75,659
Tyson Foods, Inc. (Class A Stock)	244,200	9,789,978
Unilever NV (United Kingdom)	31,430	1,229,474
Unilever PLC (United Kingdom)	13,566	551,163
Wilmar International Ltd. (Singapore)	299,000	728,554

		61,420,310

Gas Utilities — 0.3%
AGL Resources, Inc.	175,900	9,588,309
Enagas SA (Spain)	1,942	61,253
Snam SpA (Italy)	22,558	111,645

		9,761,207

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	372,100	16,751,942
Baxter International, Inc.	21,700	1,590,393
Boston Scientific Corp.*	288,700	3,825,275
C.R. Bard, Inc.	89,500	14,912,490
Intuitive Surgical, Inc.*	3,200	1,692,608
Sonova Holding AG (Switzerland)	202	29,676

		38,802,384

Health Care Providers & Services — 2.1%
Aetna, Inc.	206,000	18,298,980
Alfresa Holdings Corp. (Japan)	1,900	22,944
Anthem, Inc.	97,100	12,202,557
Cigna Corp.	85,100	8,757,641
Express Scripts Holding Co.*	130,700	11,066,369
Fresenius Medical Care AG & Co. KGaA (Germany)	941	70,234
Fresenius SE & Co. KGaA (Germany)	3,983	207,093
Medipal Holdings Corp. (Japan)	50,700	592,160
Sonic Healthcare Ltd. (Australia)	3,921	58,990
Suzuken Co. Ltd. (Japan)	700	19,336
UnitedHealth Group, Inc.	271,500	27,445,935
Universal Health Services, Inc. (Class B Stock)	19,600	2,180,696

		80,922,935

Health Care Technology — 0.2%
Cerner Corp.*(a)	142,500	9,214,050

Hotels, Restaurants & Leisure — 1.6%
Chipotle Mexican Grill, Inc.*	6,100	4,175,511
Las Vegas Sands Corp.	248,600	14,458,576
Marriott Vacations Worldwide Corp.	41,300	3,078,502
McDonald’s Corp.	282,000	26,423,400

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Merlin Entertainments PLC (United Kingdom)	117,113	$724,655
Oriental Land Co. Ltd. (Japan)	2,000	461,228
Sodexo SA (France)	3,939	385,567
Tabcorp Holdings Ltd. (Australia)	7,837	26,456
Tatts Group Ltd. (Australia)	15,401	43,315
Whitbread PLC (United Kingdom)	1,821	134,766
Wyndham Worldwide Corp.	56,300	4,828,288
Yum! Brands, Inc.	91,600	6,673,060

		61,413,324

Household Durables — 0.1%
Panasonic Corp. (Japan)	91,800	1,081,261
Persimmon PLC (United Kingdom)	11,131	271,863
Sekisui Chemical Co. Ltd. (Japan)	5,000	60,155
Sony Corp. (Japan)	41,200	840,861
Whirlpool Corp.	16,500	3,196,710

		5,450,850

Household Products — 0.9%
Colgate-Palmolive Co.	191,500	13,249,885
Henkel AG & Co. KGaA (Germany)	8,575	830,650
Kimberly-Clark Corp.	97,900	11,311,366
Procter & Gamble Co. (The)	87,405	7,961,721
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	6,210	133,880

		33,487,502

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp.	612,300	8,431,371
Electric Power Development Co. Ltd. (Japan)	1,200	40,549

		8,471,920

Industrial Conglomerates — 1.5%
Carlisle Cos., Inc.	57,900	5,224,896
General Electric Co.	2,046,700	51,720,109
Hopewell Holdings Ltd. (Hong Kong)	136,000	495,057
Hutchison Whampoa Ltd. (Hong Kong)	22,000	251,495
Keppel Corp. Ltd. (Singapore)	46,000	306,607
NWS Holdings Ltd. (Hong Kong)	16,000	29,348
Roper Industries, Inc.	8,600	1,344,610
Siemens AG (Germany)	8,036	901,673

		60,273,795

Insurance — 1.8%
Aflac, Inc.	289,000	17,655,010
AIA Group Ltd. (Hong Kong)	7,400	40,814
Allianz SE (Germany)	4,823	798,817
American Financial Group, Inc.	55,800	3,388,176
American International Group, Inc.	230,600	12,915,906
AXA SA (France)	48,141	1,109,318
Baloise Holding AG (Switzerland)	5,739	733,511
CNP Assurances (France)	1,812	32,124
Genworth Financial, Inc. (Class A Stock)*	951,300	8,086,050
Hannover Rueck SE (Germany)	3,503	316,011

SEE NOTES TO FINANCIAL STATEMENTS.

A66

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Insurance Australia Group Ltd. (Australia)	24,982	$126,847
Legal & General Group PLC (United Kingdom)	243,947	941,918
Lincoln National Corp.	17,400	1,003,458
MetLife, Inc.	118,500	6,409,665
NN Group NV (Netherlands)*	8,274	247,008
PartnerRe Ltd.	20,100	2,294,013
Prudential PLC (United Kingdom)	27,111	626,793
Suncorp Group Ltd. (Australia)	66,408	758,631
Swiss Life Holding AG (Switzerland)	3,295	778,779
Swiss Re AG (Switzerland)	2,399	200,968
Tokio Marine Holdings, Inc. (Japan)	1,900	61,708
UnipolSai SpA (Italy)	32,183	86,648
Unum Group	345,300	12,044,064

		70,656,237

Internet & Catalog Retail — 0.3%
Priceline Group, Inc. (The)*	6,100	6,955,281
TripAdvisor, Inc.*(a)	64,900	4,845,434

		11,800,715

Internet Software & Services — 1.6%
Akamai Technologies, Inc.*	18,400	1,158,464
Facebook, Inc. (Class A Stock)*	62,300	4,860,646
Google, Inc. (Class A Stock)*	43,600	23,136,776
Google, Inc. (Class C Stock)*	65,700	34,584,480
Mixi, Inc. (Japan)	400	14,748
United Internet AG (Germany)	1,291	58,153

		63,813,267

IT Services — 2.0%
Broadridge Financial Solutions, Inc.	124,400	5,744,792
Cap Gemini SA (France)	11,638	832,319
Cognizant Technology Solutions Corp. (Class A Stock)*	330,500	17,404,130
Computer Sciences Corp.	20,600	1,298,830
DST Systems, Inc.	68,300	6,430,445
Fiserv, Inc.*	161,100	11,433,267
Fujitsu Ltd. (Japan)	20,000	106,633
iGATE Corp.*	27,700	1,093,596
International Business Machines Corp.	84,100	13,493,004
MasterCard, Inc. (Class A Stock)	112,500	9,693,000
Nomura Research Institute Ltd. (Japan)	1,200	36,702
Syntel, Inc.*	49,400	2,222,012
Visa, Inc. (Class A Stock)	35,200	9,229,440

		79,018,170

Leisure Products — 0.2%
Namco Bandai Holdings, Inc. (Japan)	16,800	355,678
Polaris Industries, Inc.	36,900	5,580,756
Sankyo Co. Ltd. (Japan)	500	17,152
Shimano, Inc. (Japan)	800	103,617

		6,057,203

COMMON STOCKS (continued)	Shares	Value (Note 2)
Life Sciences Tools & Services
QIAGEN NV*	2,456	$57,208

Machinery — 1.2%
Amada Co. Ltd. (Japan)	3,800	32,561
Atlas Copco AB (Sweden) (Class B Stock)	4,036	103,313
Cummins, Inc.	25,800	3,719,586
Dover Corp.	79,800	5,723,256
FANUC Corp. (Japan)	2,100	346,249
IHI Corp. (Japan)	10,000	50,645
Illinois Tool Works, Inc.	107,700	10,199,190
Kone OYJ (Class B Stock) (Finland)	20,242	921,575
Kubota Corp. (Japan)	12,000	174,177
Lincoln Electric Holdings, Inc.	40,600	2,805,054
MAN SE (Germany)	372	41,429
Minebea Co. Ltd. (Japan)	3,000	44,304
NSK Ltd. (Japan)	12,000	141,681
Oshkosh Corp.	106,200	5,166,630
Parker Hannifin Corp.	106,900	13,784,755
Sumitomo Heavy Industries Ltd. (Japan)	39,000	209,780
THK Co. Ltd. (Japan)	1,200	28,838
Timken Co. (The)	92,100	3,930,828
Vallourec SA (France)	5,452	147,759
Wartsila OYJ Abp (Finland)	3,164	141,615
Yangzijiang Shipbuilding Holdings Ltd. (China)	307,000	278,208

		47,991,433

Marine
A.P. Moeller – Maersk A/S (Denmark) (Class A Stock)	41	78,458
A.P. Moeller – Maersk A/S (Denmark) (Class B Stock)	337	670,277
Kuehne + Nagel International AG (Switzerland)	2,071	281,315
Mitsui OSK Lines Ltd. (Japan)	11,000	32,590
Nippon Yusen K.K. (Japan)	17,000	48,017

		1,110,657

Media — 2.0%
Altice SA (Luxembourg)*	922	72,809
Comcast Corp. (Class A Stock)	451,473	26,189,949
Dentsu, Inc. (Japan)	2,300	96,695
DIRECTV*	187,800	16,282,260
Discovery Communications, Inc. (Class C Stock)*	230,200	7,762,344
Hakuhodo DY Holdings, Inc. (Japan)	2,400	22,968
Lagardere SCA (France)	1,236	32,188
Publicis Groupe SA (France)	5,001	358,649
Reed Elsevier PLC (United Kingdom)	12,188	208,196
RTL Group SA (Germany)	397	37,856
Sky PLC (United Kingdom)	10,982	153,269
Thomson Reuters Corp.	34,700	1,399,798
Walt Disney Co. (The)	269,300	25,365,367
Wolters Kluwer NV (Netherlands)	5,359	163,531

		78,145,879

SEE NOTES TO FINANCIAL STATEMENTS.

A67

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining — 0.5%
Antofagasta PLC (United Kingdom)	54,958	$640,370
BHP Billiton Ltd. (Australia)	46,427	1,097,657
BHP Billiton PLC (Australia)	31,175	668,123
Century Aluminum Co.*	39,100	954,040
Fortescue Metals Group Ltd. (Australia)(a)	200,628	440,507
Freeport-McMoRan, Inc.	285,200	6,662,272
JFE Holdings, Inc. (Japan)	3,100	69,133
Kobe Steel Ltd. (Japan)	339,000	583,927
Mitsubishi Materials Corp. (Japan)	11,000	36,492
Nippon Steel & Sumitomo Metal Corp. (Japan)	80,000	198,451
Rio Tinto PLC (United Kingdom)	5,358	246,988
Southern Copper Corp.	240,800	6,790,560
Sumitomo Metal Mining Co. Ltd. (Japan)	58,000	865,064
Voestalpine AG (Austria)	18,095	714,991
Worthington Industries, Inc.	40,200	1,209,618

		21,178,193

Multi-Utilities — 0.6%
AGL Energy Ltd. (Australia)	6,971	76,033
Centrica PLC (United Kingdom)	51,880	224,715
Consolidated Edison, Inc.	43,800	2,891,238
E.ON SE (Germany)	18,473	315,736
National Grid PLC (United Kingdom)	88,696	1,258,536
Public Service Enterprise Group, Inc.	355,900	14,737,819
SCANA Corp.	48,700	2,941,480

		22,445,557

Multiline Retail — 0.2%
Big Lots, Inc.(a)	57,900	2,317,158
Dollar Tree, Inc.*	96,000	6,756,480
Takashimaya Co. Ltd. (Japan)	3,000	23,954

		9,097,592

Oil, Gas & Consumable Fuels — 4.4%
Anadarko Petroleum Corp.	202,100	16,673,250
Apache Corp.	95,700	5,997,519
BP PLC (United Kingdom)	191,288	1,214,217
California Resources Corp.*	59,840	329,719
Chevron Corp.	180,956	20,299,644
ConocoPhillips(a)	225,734	15,589,190
Continental Resources, Inc.*(a)	60,200	2,309,272
Devon Energy Corp.	41,000	2,509,610
Eni SpA (Italy)	32,382	567,221
EQT Corp.	48,700	3,686,590
Exxon Mobil Corp.	575,116	53,169,474
ONEOK, Inc.	120,700	6,009,653
Phillips 66	265,600	19,043,520
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	61,506	2,052,637
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	39,136	1,352,193
Showa Shell Sekiyu K.K. (Japan)	2,000	19,701
SM Energy Co.	39,400	1,520,052

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Statoil ASA (Norway)	29,923	$526,849
Targa Resources Corp.	10,700	1,134,735
Total SA (France)	33,527	1,717,660
Valero Energy Corp.	344,900	17,072,550
Western Refining, Inc.	38,800	1,465,864
Woodside Petroleum Ltd. (Australia)	7,835	242,316

		174,503,436

Paper & Forest Products
UPM-Kymmene OYJ (Finland)	31,584	517,605

Personal Products
Avon Products, Inc.	181,800	1,707,102

Pharmaceuticals — 4.6%
AbbVie, Inc.	376,400	24,631,616
Allergan, Inc.	41,700	8,865,003
AstraZeneca PLC (United Kingdom)	13,228	934,305
Bayer AG (Germany)	6,588	898,002
Bristol-Myers Squibb Co.	402,500	23,759,575
Eli Lilly & Co.	62,900	4,339,471
GlaxoSmithKline PLC (United Kingdom)	79,961	1,715,454
Johnson & Johnson	273,098	28,557,858
Merck & Co., Inc.	517,800	29,405,862
Merck KGaA (Germany)	2,282	214,756
Mylan, Inc.*	111,200	6,268,344
Novartis AG (Switzerland)	32,251	2,991,070
Novo Nordisk A/S (Denmark) (Class B Stock)	4,080	172,583
Otsuka Holdings Co. Ltd. (Japan)	28,100	842,472
Pfizer, Inc.	1,339,397	41,722,217
Roche Holding AG (Switzerland)	9,700	2,628,140
Sanofi (France)	9,630	877,974
Shire PLC (Ireland)	2,088	148,040
Teva Pharmaceutical Industries Ltd. (Israel)	22,458	1,287,402

		180,260,144

Professional Services
Capita PLC (United Kingdom)	7,028	117,844

Real Estate Investment Trusts (REITs) — 1.1%
American Capital Agency Corp.	300,000	6,549,000
Annaly Capital Management, Inc.	1,110,100	12,000,181
CapitaCommercial Trust (Singapore)	21,000	27,725
CapitaMall Trust (Singapore)	25,000	38,384
Chambers Street Properties(a)	249,900	2,014,194
Federation Centres Ltd. (Australia)	316,717	737,401
Fonciere Des Regions (France)	298	27,543
Franklin Street Properties Corp.	89,800	1,101,846
GPT Group (Australia)	17,850	63,172
Hospitality Properties Trust	201,500	6,246,500
Intu Properties PLC (United Kingdom)	144,554	747,337
Invesco Mortgage Capital, Inc.	198,000	3,061,080
Land Securities Group PLC (United Kingdom)	8,020	144,165

SEE NOTES TO FINANCIAL STATEMENTS.

A68

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Link REIT (The) (Hong Kong)	161,000	$1,007,982
Prologis, Inc.	183,400	7,891,702
Resource Capital Corp.	186,300	938,952
Simon Property Group, Inc.	11,900	2,167,109

		44,764,273

Real Estate Management & Development — 0.6%
CBRE Group, Inc. (Class A Stock)*	371,800	12,734,150
Cheung Kong Holdings Ltd. (Hong Kong)	37,000	619,632
Deutsche Wohnen AG (Germany)	21,280	501,991
Henderson Land Development Co. Ltd. (Hong Kong)	73,100	508,065
Hysan Development Co. Ltd. (Hong Kong)	152,000	674,577
Jones Lang LaSalle, Inc.	57,700	8,650,961
Kerry Properties Ltd. (Hong Kong)	7,000	25,252
Lend Lease Group (Australia)	5,666	75,465
New World Development Co. Ltd. (Hong Kong)	342,000	392,619
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	6,500	84,373
Swire Properties Ltd. (Hong Kong)	12,400	36,486
Swiss Prime Site AG (Switzerland)	605	44,423

		24,347,994

Road & Rail — 1.2%
Asciano Ltd. (Australia)	10,266	50,275
Aurizon Holdings Ltd. (Australia)	20,678	77,383
Central Japan Railway Co. (Japan)	1,500	224,815
ComfortDelGro Corp. Ltd. (Singapore)	21,000	41,095
CSX Corp.	141,400	5,122,922
Hankyu Hanshin Holdings, Inc. (Japan)	12,000	64,369
MTR Corp. Ltd. (Hong Kong)	14,500	59,323
Norfolk Southern Corp.	138,100	15,137,141
Union Pacific Corp.	233,000	27,757,290
West Japan Railway Co. (Japan)	1,700	80,373

		48,614,986

Semiconductors & Semiconductor Equipment — 2.1%
ASM Pacific Technology Ltd. (Hong Kong)	2,500	23,804
Broadcom Corp. (Class A Stock)	119,500	5,177,935
Infineon Technologies AG (Germany)	27,184	287,658
Integrated Device Technology, Inc.*	117,300	2,299,080
Intel Corp.	1,165,400	42,292,366
Rohm Co. Ltd. (Japan)	1,000	60,253
Skyworks Solutions, Inc.	161,600	11,749,936
Texas Instruments, Inc.	415,700	22,225,400

		84,116,432

Software — 3.1%
Manhattan Associates, Inc.*	59,900	2,439,128

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Microsoft Corp.	1,386,100	$64,384,345
Nexon Co. Ltd. (Japan)	17,700	165,001
Oracle Corp.	796,400	35,814,108
Solera Holdings, Inc.	28,700	1,468,866
Symantec Corp.	555,400	14,248,787
Synopsys, Inc.*	47,900	2,082,213

		120,602,448

Specialty Retail — 2.1%
ABC-Mart, Inc. (Japan)	300	14,517
Dixons Carphone PLC (United Kingdom)	115,538	832,680
DSW, Inc. (Class A Stock)	58,700	2,189,510
Finish Line, Inc. (The) (Class A Stock)	32,800	797,368
Gap, Inc. (The)	359,000	15,117,490
Hennes & Mauritz AB (Class B Stock) (Sweden)	10,100	419,605
Home Depot, Inc. (The)	160,000	16,795,200
Lowe’s Cos., Inc.	262,800	18,080,640
Nitori Holdings Co. Ltd. (Japan)	700	37,610
Ross Stores, Inc.	187,500	17,673,750
TJX Cos., Inc. (The)	168,500	11,555,730

		83,514,100

Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.	716,500	79,087,270
Brother Industries Ltd. (Japan)	28,300	513,004
EMC Corp.	159,400	4,740,556
FUJIFILM Holdings Corp. (Japan)	11,300	344,803
Hewlett-Packard Co.	741,900	29,772,447
NEC Corp. (Japan)	28,000	81,368
Nokia OYJ (Finland)	16,587	131,184
Ricoh Co. Ltd. (Japan)	7,500	75,818
Seiko Epson Corp. (Japan)	22,100	924,757

		115,671,207

Textiles, Apparel & Luxury Goods — 0.6%
Luxottica Group SpA (Italy)	1,775	97,303
Michael Kors Holdings Ltd.*	207,400	15,575,740
NIKE, Inc. (Class B Stock)	46,400	4,461,360
Pandora A/S (Denmark)	10,759	872,094
Steven Madden Ltd.*	47,900	1,524,657
Swatch Group AG (The) (Switzerland)	438	37,888

		22,569,042

Tobacco — 0.9%
Altria Group, Inc.	218,600	10,770,422
British American Tobacco PLC (United Kingdom)	19,617	1,063,066
Imperial Tobacco Group PLC (United Kingdom)	25,924	1,141,163
Japan Tobacco, Inc. (Japan)	32,100	883,482
Philip Morris International, Inc.	247,800	20,183,310

		34,041,443

Trading Companies & Distributors — 0.2%
Bunzl PLC (United Kingdom)	3,549	97,020
ITOCHU Corp. (Japan)	15,800	168,667

SEE NOTES TO FINANCIAL STATEMENTS.

A69

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors (continued)
Marubeni Corp. (Japan)	17,000	$101,718
Mitsubishi Corp. (Japan)	45,200	827,166
Mitsui & Co. Ltd. (Japan)	18,300	245,094
MRC Global, Inc.*	137,100	2,077,065
Sumitomo Corp. (Japan)	57,100	586,456
United Rentals, Inc.*	33,300	3,396,933
Wolseley PLC (United Kingdom)	1,340	76,610

		7,576,729

Transportation Infrastructure
Hutchison Port Holdings Trust (Singapore)	61,000	42,090
Kamigumi Co. Ltd. (Japan)	2,000	17,816

		59,906

Water Utilities
Severn Trent PLC (United Kingdom)	21,263	663,178

Wireless Telecommunication Services
KDDI Corp. (Japan)	6,200	389,509
Millicom International Cellular SA, (Luxembourg), SDR	681	50,459

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
Vodafone Group PLC (United Kingdom)	282,414	$968,294

		1,408,262

TOTAL COMMON STOCKS (cost $2,120,222,134)		2,744,382,608

EXCHANGE TRADED FUND — 0.1%
iShares MSCI EAFE Index Fund(a) (cost $1,507,469)	25,300	1,539,252

PREFERRED STOCKS
Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	548	44,772
Volkswagen AG (Germany) (PRFC)	2,540	564,530

		609,302

Banks
Citigroup Capital XIII, 7.875%, (Capital Security, fixed to floating preferred)(b)	22,000	584,760

TOTAL PREFERRED STOCKS (cost $1,184,178)		1,194,062

ASSET-BACKED SECURITIES — 1.7%	Interest Rate		Maturity Date	Principal Amount (000)#
Collateralized Debt Obligation
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.494%	(b)	04/25/19	465	461,180

Collateralized Loan Obligations — 1.5%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.411%	(b)	04/20/25	2,550	2,506,819
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class B2, 144A	3.360%		04/20/25	500	483,052
American Express Credit Account Secured Note Trust, Series 2012-4, Class C, 144A	0.961%	(b)	05/15/20	3,900	3,921,961
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.419%	(b)	07/13/25	2,700	2,653,309
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.766%	(b)	04/28/26	1,500	1,488,862
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	1.833%	(b)	10/15/26	2,500	2,491,734
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.796%	(b)	10/15/26	750	745,311
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	1.800%	(b)	10/17/26	250	249,135
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.431%	(b)	07/15/24	1,200	1,179,382
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.378%	(b)	04/17/25	2,100	2,062,255
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.781%	(b)	04/20/26	2,200	2,189,037
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	2.031%	(b)	04/20/26	450	431,691
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	1.780%	(b)	10/18/26	500	496,143
Flagship VII Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	1.701%	(b)	01/20/26	2,300	2,280,781
Four Corners CLO III Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.482%	(b)	07/22/20	393	390,393
Fraser Sullivan CLO I Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.711%	(b)	03/15/20	1,000	995,796
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.704%	(b)	10/15/26	1,250	1,238,048
GE Capital Credit Card Master Note Trust, Series 2012-4, Class B	1.011%	(b)	06/15/18	5,500	5,501,777
ICG U.S. CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A	3.320%		01/25/27	1,000	984,100
ING IM CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.371%	(b)	04/15/24	1,850	1,816,709

SEE NOTES TO FINANCIAL STATEMENTS.

A70

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.822%	(b)	05/15/26	300	$298,941
Magnetite CLO Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.700%	(b)	07/25/26	3,750	3,706,288
Magnetite VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.711%	(b)	04/15/26	2,300	2,280,932
Magnetite XI Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A	1.685%	(b)	01/18/27	500	494,517
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	1.702%	(b)	05/18/23	600	597,787
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	0.483%	(b)	02/22/20	2	1,784
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.382%	(b)	07/22/25	1,200	1,177,034
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.704%	(b)	07/17/26	800	797,810
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.350%		07/17/26	500	503,092
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.281%	(b)	04/15/25	3,200	3,132,525
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.882%	(b)	08/17/22	500	501,395
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.931%	(b)	10/20/23	1,100	1,104,383
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	1,155	1,148,844
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	1.863%	(b)	01/22/27	2,250	2,241,000
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.351%	(b)	07/15/25	2,700	2,645,346
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.731%	(b)	04/20/26	1,850	1,836,109
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26	500	503,086

					57,077,168

Non-Residential Mortgage-Backed Securities — 0.1%
Ford Credit Auto Owner Trust, Series 2014-REV1, Class A, 144A	2.260%		11/15/25	2,000	2,010,676
Ford Credit Auto Owner Trust, Series 2014-REV2, Class A, 144A	2.310%		04/15/26	3,200	3,208,243

					5,218,919

Residential Mortgage-Backed Securities — 0.1%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	1.820%	(b)	03/25/33	244	230,657
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	4.123%	(b)	07/25/35	302	292,745
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	5.037%	(b)	07/25/34	355	339,430
GSAMP Trust, Series 2004-HE2, Class A3C	1.330%	(b)	09/25/34	674	655,953
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1	0.965%	(b)	06/25/34	657	633,573
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.370%	(b)	05/25/33	401	376,150
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE5, Class M1	1.115%	(b)	06/25/34	884	829,318
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.220%	(b)	12/27/33	748	722,104
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1	1.070%	(b)	07/25/32	372	355,484
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1	1.445%	(b)	09/25/32	464	457,102
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	0.935%	(b)	02/25/34	802	753,360

					5,645,876

TOTAL ASSET-BACKED SECURITIES (cost $68,297,256)					68,403,143

BANK LOANS(b) — 0.2%
Automotive
Schaeffler AG	4.250%		05/15/20	750	746,250

Cable
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500%		06/07/20	1,000	981,250

Foods
ARAMARK Corp.	3.250%		09/07/19	534	525,053
Big Heart Pet Brands, Inc.	3.500%		03/09/20	852	815,922

					1,340,975

SEE NOTES TO FINANCIAL STATEMENTS.

A71

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

BANK LOANS(b) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical — 0.1%
Biomet, Inc.	3.733%		07/25/17	1,000	$994,167
Grifols Worldwide Operations USA, Inc.	3.255%		02/26/21	248	244,403
RPI Finance Trust (Luxembourg)	3.250%		11/09/18	1,037	1,033,535

					2,272,105

Technology — 0.1%
Avago Technologies Finance Pte Ltd.	3.750%		05/06/21	1,095	1,088,571
First Data Corp.	3.755%		03/26/18	1,134	1,109,064
TransUnion LLC	4.000%		04/09/21	496	488,186

					2,685,821

TOTAL BANK LOANS (cost $8,088,020)					8,026,401

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	276	281,749
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	1,857	1,571,458
Bank of America Mortgage Trust, Series 2005-A, Class 2A1	2.720%	(b)	02/25/35	388	375,261
Bank of America Mortgage Trust, Series 2005-B, Class 2A1	2.656%	(b)	03/25/35	334	302,615
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	2.535%	(b)	02/25/37	810	788,250
Fannie Mae Connecticut Avenue Securities, Series 2014-CO4, Class 1M1	2.105%	(b)	11/25/24	4,866	4,871,545
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4, Class M1	1.570%	(b)	10/25/24	996	995,852
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.489%	(b)	07/25/35	460	462,622
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	86	87,421
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.573%	(b)	02/25/34	378	377,540
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	119	119,655

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $10,410,433)					10,233,968

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.2%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	3,900	3,957,307
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.561%	(b)	04/10/49	5,307	5,678,753
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A3	5.585%	(b)	04/10/49	1,500	1,520,496
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A3	5.620%		02/10/51	45	45,377
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.710%	(b)	12/10/49	1,000	1,084,385
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	1,100	1,086,545
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	2,750	2,861,818
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3	3.356%		07/10/47	2,800	2,869,362
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	1,107	1,166,497
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	971,095
Commercial Mortgage Pass-Through Certificates, Series 2013-CR7, Class A3	2.929%		03/10/46	1,700	1,702,205
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class A2	2.928%		02/10/47	2,700	2,779,142
Commercial Mortgage Trust, Series 2005-GG5, Class A5	5.224%	(b)	04/10/37	8,050	8,137,061
Commercial Mortgage Trust, Series 2005-GG5, Class AM	5.277%	(b)	04/10/37	4,500	4,598,109
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	1,116	1,119,335
Commercial Mortgage Trust, Series 2014-CCRE20, Class A3	3.326%		11/10/47	5,000	5,075,255
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	2,800	2,899,456
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	2,300	2,365,980
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class A4	5.467%	(b)	02/15/39	2,700	2,777,814
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.467%	(b)	02/15/39	640	665,708
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832%		04/15/37	1,624	1,626,660
Federal National Mortgage Assoc., Series 2014-M2, Class A2	3.513%	(b)	12/25/23	2,515	2,680,703

SEE NOTES TO FINANCIAL STATEMENTS.

A72

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.873%		12/25/21	3,500	$3,606,148
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class A2	2.373%		05/25/22	2,000	1,990,534
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.465%	(b)	05/25/22	25,390	2,186,944
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.506%	(b)	06/25/22	7,173	637,959
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(b)	02/25/23	5,800	6,104,976
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%	(b)	07/25/23	2,400	2,562,492
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.685%	(b)	08/25/16	6,154	116,268
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.778%	(b)	05/25/19	19,640	1,298,726
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.707%	(b)	07/25/19	20,734	1,330,697
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4	5.313%	(b)	11/10/45	2,585	2,625,137
GE Capital Commercial Mortgage Corp., Series 2006-C1, Class A4	5.274%	(b)	03/10/44	1,980	2,029,060
GS Mortgage Securities Trust, Series 2006-GG6, Class AAB	5.553%	(b)	04/10/38	1,232	1,243,834
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,400	1,435,298
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class A3	4.697%		07/15/42	2	1,547
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class AM	4.780%		07/15/42	1,000	1,007,794
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM	4.999%	(b)	10/15/42	1,270	1,295,479
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class ASB	5.523%		05/12/45	1,116	1,141,952
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	1,973	2,039,878
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,700	1,666,775
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	3,900	3,887,032
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	2,700	2,798,469
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,400	1,368,602
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	5.263%	(b)	11/15/40	1,510	1,557,425
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.677%	(b)	05/12/39	930	976,403
ML-CFC Commercial Mortgage Trust, Series 2006-1, Class AM	5.517%	(b)	02/12/39	530	551,967
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A4	5.869%	(b)	06/12/46	1,736	1,821,270
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A2	5.331%		03/12/51	1,925	1,947,949
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,500	1,487,852
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.656%	(b)	10/15/42	2,136	2,194,672
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A31	5.439%		02/12/44	212	213,054
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AAB	5.444%		02/12/44	1,775	1,786,204
Morgan Stanley Capital I Trust, Series 2007-T27, Class AAB	5.651%	(b)	06/11/42	249	248,848
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,700	1,683,024
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,900	3,899,068
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,800	1,803,739
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4	5.723%	(b)	05/15/43	584	605,459
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4(a)	5.509%		04/15/47	4,500	4,739,602

SEE NOTES TO FINANCIAL STATEMENTS.

A73

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(b)	05/15/46	1,321	$1,406,633

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $127,802,592)					126,967,833

CORPORATE BONDS — 7.6%
Airlines — 0.1%
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 1998-1, Class A	6.648%		09/15/17	112	116,423
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2009-2, Class A	7.250%		11/10/19	612	706,831
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A(a)	4.750%		01/12/21	709	755,575
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-2, Class A	4.000%		10/29/24	667	677,469
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1 Class A	6.821%		08/10/22	327	379,438
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		05/23/19	519	555,199
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		04/15/19	1,011	1,099,426

					4,290,361

Automotive — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207%		04/15/16	2,090	2,163,244
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	1,395	1,666,467
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	2.700%		03/15/17	450	461,095
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250%		11/15/19	715	720,362
Johnson Controls, Inc., Sr. Unsec’d. Notes	5.500%		01/15/16	245	256,570

					5,267,738

Banking — 2.4%
American Express Co., Jr. Sub. Notes(a)	5.200%	(b)	12/31/49	605	614,433
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	2,213	2,170,468
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875%		09/20/22	645	638,217
Bank of America Corp., Series K, Jr. Sub. Notes	8.000%	(b)	12/29/49	2,200	2,362,250
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	780	780,060
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	4.125%		01/22/24	3,820	4,011,592
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.500%		04/01/15	595	600,591
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21	630	702,987
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,770	2,050,434
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,075	1,185,352
Bank of America Corp., Sr. Unsec’d. Notes,	4.000%		04/01/24	975	1,015,194
Bank of America Corp., Sr. Unsec’d. Notes, Series 1	3.750%		07/12/16	870	901,110
Bank of America Corp., Sub. Notes	5.750%		08/15/16	1,775	1,889,647
Bank of America NA, Sub. Notes	5.300%		03/15/17	930	998,973
Bank of America NA, Sub. Notes	6.000%		10/15/36	410	513,550
Bank of Nova Scotia (Canada), Covered Notes, 144A	1.650%		10/29/15	1,535	1,548,318
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	5.300%		10/30/15	515	533,877
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	6.400%		10/02/17	330	369,570
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	7.250%		02/01/18	1,175	1,354,246
Capital One Bank USA NA, Sub. Notes	3.375%		02/15/23	1,560	1,551,328
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	3.750%		04/24/24	2,590	2,645,941
Citigroup, Inc., Sr. Unsec’d. Notes	3.875%		10/25/23	1,900	1,974,864
Citigroup, Inc., Sr. Unsec’d. Notes	3.953%		06/15/16	1,010	1,048,452
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	2,450	2,677,257
Citigroup, Inc., Sr. Unsec’d. Notes	6.875%		03/05/38	24	32,699
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	710	1,086,963
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	1,895	2,361,297
Citigroup, Inc., Sub. Notes	6.125%		08/25/36	570	679,481

SEE NOTES TO FINANCIAL STATEMENTS.

A74

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Compass Bank, Sr. Unsec’d. Notes	1.850%	09/29/17	1,270	$1,264,583
Discover Bank, Sr. Unsec’d. Notes	4.250%	03/13/26	970	1,005,501
Discover Bank, Sub. Notes	7.000%	04/15/20	570	671,770
Discover Financial Services, Sr. Unsec’d. Notes	3.850%	11/21/22	900	915,662
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%	02/07/16	2,000	2,052,116
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	2,055	2,319,400
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	5.750%	01/24/22	3,620	4,187,569
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%	02/01/41	270	341,319
Goldman Sachs Group, Inc. (The), Sub. Notes	5.625%	01/15/17	1,190	1,276,390
Goldman Sachs Group, Inc. (The), Sub. Notes(a)	6.750%	10/01/37	104	130,767
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%	01/14/22	1,910	2,128,980
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%	04/05/21	1,025	1,158,658
Huntington Bancshares, Inc., Sub. Notes(a)	7.000%	12/15/20	170	204,600
Intesa Sanpaolo SpA (Italy), Gtd. Notes	3.125%	01/15/16	1,395	1,417,048
JPMorgan Chase & Co., Jr. Sub. Notes(a)	6.100%(b)	12/31/49	1,275	1,271,813
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%(b)	04/29/49	2,000	2,152,600
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	2,930	3,150,043
JPMorgan Chase & Co., Sub. Notes	5.625%	08/16/43	490	569,823
Lloyds Bank PLC (United Kingdom), Gtd. Notes	6.375%	01/21/21	1,400	1,682,796
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%	01/13/20	1,870	2,160,869
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	6.400%	08/28/17	20	22,283
Morgan Stanley, Jr. Sub. Notes(a)	5.450%(b)	12/31/49	840	841,512
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.450%	01/09/17	1,345	1,444,145
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%	07/28/21	2,360	2,678,319
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	5.625%	09/23/19	1,415	1,597,244
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	1,400	1,607,131
Morgan Stanley, Sr. Unsec’d. Notes(a)	6.375%	07/24/42	780	1,035,867
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.625%	04/01/18	105	119,599
MUFG Capital Finance 1 Ltd. (Japan), Gtd. Notes	6.346%(b)	07/29/49	800	852,130
Northern Trust Corp., Sub. Notes	3.950%	10/30/25	990	1,030,349
People’s United Bank, Sub. Notes	4.000%	07/15/24	465	470,995
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	1,455	1,466,764
PNC Bank NA, Sub. Notes	3.800%	07/25/23	270	278,315
PNC Funding Corp., Gtd. Notes	6.700%	06/10/19	440	520,972
Royal Bank of Canada (Canada), Covered Notes(a)	2.200%	09/23/19	2,940	2,961,521
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec’d. Notes	2.550%	09/18/15	455	459,555
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%	09/24/15	955	966,447
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%	01/10/19	1,210	1,215,478
US Bancorp, Sub. Notes, MTN	2.950%	07/15/22	1,120	1,104,067
Wells Fargo & Co., Sub. Notes(a)	4.650%	11/04/44	1,165	1,202,118
Westpac Banking Corp. (Australia), Covered Notes, 144A	2.000%	05/21/19	5,315	5,295,887

				95,532,156

Brokerage
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%	01/20/43	560	571,245
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(c)	6.875%	02/06/12	1,715	250,819
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(c)	6.875%	05/02/18	700	104,125
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%	09/13/16	820	826,615

				1,752,804

Building Materials & Construction — 0.1%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $800,000; purchased 10/27/14)(d)	5.375%	11/15/24	800	798,000
D.R. Horton, Inc., Gtd. Notes(a)	3.625%	02/15/18	450	455,625
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $740,000; purchased 06/19/14)(d)(e)	5.250%	06/27/29	740	647,130
Owens Corning, Inc., Gtd. Notes	4.200%	12/15/22	775	786,531

				2,687,286

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Cable — 0.2%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%	09/15/17	1,000	$1,112,500
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	7.250%	10/30/17	1,400	1,456,700
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%	11/15/22	255	366,599
Comcast Corp., Gtd. Notes	6.400%	05/15/38	530	707,659
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.500%	03/01/16	920	943,997
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.550%	03/15/15	165	165,979
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%	03/15/42	860	888,690
DISH DBS Corp., Gtd. Notes(a)	7.125%	02/01/16	1,000	1,051,250
Time Warner Cable, Inc., Gtd. Notes	5.850%	05/01/17	1,710	1,866,549
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	1,040	1,058,200

				9,618,123

Capital Goods — 0.3%
Actuant Corp., Gtd. Notes	5.625%	06/15/22	1,205	1,250,187
Case New Holland Industrial, Inc., Gtd. Notes	7.875%	12/01/17	1,255	1,380,500
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,299,722; purchased 10/10/07)(d)(e)	6.375%	10/15/17	1,302	1,461,888
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $501,539; purchased 05/30/13)(d)(e)	6.700%	06/01/34	420	540,285
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $376,709; purchased 10/10/07)(d)(e)	7.000%	10/15/37	380	512,093
General Electric Co., Sr. Unsec’d. Notes	4.125%	10/09/42	190	196,690
General Electric Co., Sr. Unsec’d. Notes	4.500%	03/11/44	280	307,782
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $1,887,203; purchased 09/24/12)(d)(e)	2.500%	03/15/16	1,890	1,916,010
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $499,515; purchased 05/08/12)(d)(e)	3.125%	05/11/15	500	504,050
SPX Corp., Gtd. Notes(a)	6.875%	09/01/17	950	1,037,875
United Rentals North America, Inc., Gtd. Notes	7.375%	05/15/20	1,000	1,080,000
United Technologies Corp., Sr. Unsec’d. Notes(a)	4.500%	06/01/42	1,445	1,573,300
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	1,260	1,361,230

				13,121,890

Chemicals — 0.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	780	761,412
CF Industries, Inc., Gtd. Notes(a)	5.375%	03/15/44	585	631,154
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%	10/01/44	45	45,571
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39	347	563,019
Koppers, Inc., Gtd. Notes	7.875%	12/01/19	1,300	1,334,125
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	1,000	1,090,764
Monsanto Co., Sr. Unsec’d. Notes	4.200%	07/15/34	195	203,190
Monsanto Co., Sr. Unsec’d. Notes	4.400%	07/15/44	235	243,823
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%	11/15/33	345	390,335
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	1,135	1,300,727
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%	06/01/25	460	595,404

				7,159,524

Consumer — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250%	04/15/18	1,700	1,917,020

Electric — 0.4%
Arizona Public Service Co., Sr. Unsec’d. Notes	6.250%	08/01/16	175	189,528
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes(a)	6.350%	10/01/36	550	750,846
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125%	04/01/36	310	389,463
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	6.950%	03/15/33	590	823,627
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Series 09-C	5.500%	12/01/39	220	264,069
Duke Energy Carolinas LLC, First Mortgage	6.050%	04/15/38	550	715,185
Duke Energy Carolinas LLC, First Ref. Mortgage	4.000%	09/30/42	570	584,906
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	7.375%	11/01/22	345	351,038
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	6.750%	11/01/19	455	462,963
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	670	839,678

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes	8.625%		08/01/15	1,295	$1,347,034
Exelon Corp., Sr. Unsec’d. Notes	4.900%		06/15/15	155	157,772
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%		10/01/39	1,425	1,711,526
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%		07/15/44	355	382,642
Florida Power & Light Co., First Mortgage	5.950%		10/01/33	295	389,076
Iberdrola International BV (Spain), Gtd. Notes	6.750%		09/15/33	145	179,892
Nevada Power Co., Gen. Ref. Mtge.	6.500%		05/15/18	1,260	1,451,548
Niagara Mohawk Power Corp. (United Kingdom), Sr. Unsec’d. Notes, 144A	4.881%		08/15/19	610	674,659
Northeast Utilities, Sr. Unsec’d. Notes	4.500%		11/15/19	615	668,837
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	6.375%		01/15/15	345	345,495
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%		05/15/18	140	164,761
Public Service Electric & Gas Co, Sr. Sec’d. Notes, MTN	5.800%		05/01/37	535	692,572
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%		09/15/41	480	535,392
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%		04/01/17	199	217,175

					14,289,684

Energy – Integrated
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%		01/26/19	460	396,290
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22	800	866,646

					1,262,936

Energy – Other — 0.3%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(f)	10/10/36	2,000	758,548
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%		09/15/17	1,195	1,328,603
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	325	390,551
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	250	292,088
Cameron International Corp., Sr. Unsec’d. Notes	4.500%		06/01/21	2,200	2,328,304
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes(a)	4.800%		11/01/43	65	70,049
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21	1,070	1,005,310
Newfield Exploration Co., Sr. Sub. Notes(a)	6.875%		02/01/20	375	380,625
Phillips 66, Gtd. Notes	2.950%		05/01/17	490	506,064
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%		05/01/18	1,500	1,679,137
Transocean, Inc., Gtd. Notes	2.500%		10/15/17	620	548,107
Weatherford International Ltd., Gtd. Notes	5.125%		09/15/20	810	795,792

					10,083,178

Foods — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.000%		11/15/39	1,285	1,965,285
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200%		01/15/39	250	385,955
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%		06/15/19	985	1,207,157
Constellation Brands, Inc., Gtd. Notes	4.250%		05/01/23	1,400	1,389,500
Delhaize Group SA (Belgium), Gtd. Notes	6.500%		06/15/17	480	529,510
Tyson Foods, Inc., Gtd. Notes	6.600%		04/01/16	735	783,513

					6,260,920

Gaming
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.375%		11/01/18	1,000	1,022,500

Healthcare & Pharmaceutical — 0.6%
Actavis Funding SCS, Gtd. Notes	4.850%		06/15/44	545	553,031
Actavis, Inc., Gtd. Notes	6.125%		08/15/19	445	504,738
Amgen, Inc., Sr. Unsec’d. Notes	5.150%		11/15/41	1,640	1,848,526
Bayer U.S. Finance LLC (Germany), Gtd. Notes, 144A	3.375%		10/08/24	500	508,786
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.734%		12/15/24	1,025	1,055,314
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	5.125%		08/15/18	1,100	1,138,500
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20	665	668,325
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.500%		02/01/25	1,460	1,498,544
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	185	229,063
HCA, Inc., Sr. Sec’d. Notes(a)	4.250%		10/15/19	555	563,325
HCA, Inc., Sr. Sec’d. Notes(a)	5.000%		03/15/24	1,100	1,130,250

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical (continued)
HCA, Inc., Sr. Sec’d. Notes(a)	5.250%		04/15/25	400	$418,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(a)	3.750%		08/23/22	180	184,154
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	5.625%		12/15/15	580	603,355
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	3.500%		03/15/25	3,205	3,278,619
Medtronic, Inc., Sr. Unsec’d. Notes, 144A	4.375%		03/15/35	1,355	1,437,460
Mylan, Inc., Gtd. Notes	1.800%		06/24/16	425	427,563
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%		05/06/44	1,325	1,484,851
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A(a)	2.875%		09/29/21	5,305	5,371,281
Wyeth LLC, Gtd. Notes	6.450%		02/01/24	60	75,277
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%		02/01/43	120	122,133

					23,101,095

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%		06/15/36	515	686,360
Anthem, Inc., Sr. Unsec’d. Notes	4.625%		05/15/42	390	409,250
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	360	374,674
Cigna Corp., Sr. Unsec’d. Notes	5.875%		03/15/41	650	809,250
Cigna Corp., Sr. Unsec’d. Notes	6.150%		11/15/36	670	835,084
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	260	258,443
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%		06/15/17	195	216,213
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.500%		06/15/37	420	562,793
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	420	573,608

					4,725,675

Insurance — 0.7%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%		11/15/20	525	585,595
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%		06/15/43	150	165,503
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	570	602,211
American International Group, Inc., Sr. Unsec’d. Notes	6.400%		12/15/20	2,425	2,891,740
Aon Corp. (United Kingdom), Gtd. Notes	3.125%		05/27/16	2,655	2,724,367
Axis Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	1,030	1,166,763
Chubb Corp. (The), Jr. Sub. Notes	6.375%	(b)	03/29/67	1,300	1,393,665
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A	5.100%	(b)	12/29/49	480	499,800
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	755	848,686
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	365	446,334
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000%		03/15/34	850	1,079,799
Lincoln National Corp., Jr. Sub. Notes	6.050%	(b)	04/20/67	260	260,000
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	492	624,220
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	705	977,715
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	605	755,966
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	200	212,379
MetLife, Inc., Sr. Unsec’d. Notes(a)	5.700%		06/15/35	835	1,040,567
MetLife, Inc., Sr. Unsec’d. Notes	6.375%		06/15/34	400	533,016
New York Life Insurance Co., Sub. Notes, 144A(a)	6.750%		11/15/39	660	918,642
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A(a)	5.100%	(b)	10/16/44	1,925	2,011,625
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	370	478,270
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	680	780,703
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	910	1,431,433
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	130	136,457
Progressive Corp. (The), Jr. Sub. Notes	6.700%(b)		06/15/37	735	795,086
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	1,450	1,980,452
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	350	394,115
W.R. Berkley Corp., Sr. Unsec’d. Notes	5.600%		05/15/15	555	564,711
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%		08/15/19	460	519,182

					26,819,002

Lodging — 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	1,000	1,072,500
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	580	595,386

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Lodging (continued)
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%	09/15/22	980	$983,938
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(a)	6.750%	05/15/18	2,800	3,187,128
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%	03/01/18	490	489,162

				6,328,114

Media & Entertainment — 0.2%
21st Century Fox America, Inc., Gtd. Notes	6.150%	03/01/37	515	645,453
21st Century Fox America, Inc., Gtd. Notes	6.150%	02/15/41	1,315	1,673,535
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	90	122,011
CBS Corp., Gtd. Notes (original cost $161,953; purchased 07/16/12)(d)(e)	4.850%	07/01/42	155	157,093
Historic TW, Inc., Gtd. Notes	9.150%	02/01/23	505	686,853
Myriad International Holdings BV (South Africa), Gtd. Notes, RegS	6.375%	07/28/17	1,300	1,417,000
Time Warner, Inc., Gtd. Notes	6.200%	03/15/40	210	255,657
Time Warner, Inc., Gtd. Notes	6.250%	03/29/41	1,465	1,819,148
Time Warner, Inc., Gtd. Notes	7.625%	04/15/31	90	125,472
Viacom, Inc., Sr. Unsec’d. Notes (original cost $44,077; purchased 07/25/13)(d)(e)	4.500%	02/27/42	50	48,746
Viacom, Inc., Sr. Unsec’d. Notes (original cost $188,796; purchased 02/11/14)(d)(e)	4.875%	06/15/43	200	195,463
Viacom, Inc., Sr. Unsec’d. Notes (original cost $422,250; purchased 08/12/13)(d)(e)	5.850%	09/01/43	425	472,630

				7,619,061

Metals — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43	920	1,042,839
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	2.050%	10/23/15	1,110	1,117,223
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	2.700%	10/25/17	1,220	1,234,283
Newmont Mining Corp., Gtd. Notes	6.250%	10/01/39	35	35,502
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%	07/27/35	425	478,122

				3,907,969

Non-Captive Finance — 0.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	3.750%	05/15/19	775	767,250
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	5.875%	01/14/38	1,040	1,315,975
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.000%	08/07/19	920	1,070,119
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.875%	01/10/39	2,270	3,210,931
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%	05/15/16	375	389,063
Navient LLC, Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	240	267,600

				7,020,938

Packaging
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500%	01/15/23	1,100	1,067,000

Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $288,298; purchased 10/27/10)(d)(e)	5.400%	11/01/20	290	326,319
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	1,595	1,867,315
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	510	601,246
Rock-Tenn Co., Gtd. Notes	4.900%	03/01/22	800	859,351

				3,654,231

Pipelines & Other — 0.1%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.650%	06/01/21	675	705,602
Enterprise Products Operating LLC, Gtd. Notes	3.750%	02/15/25	1,345	1,350,122
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	5.950%	02/15/18	510	563,042
NiSource Finance Corp., Gtd. Notes	5.250%	09/15/17	245	267,912
NiSource Finance Corp., Gtd. Notes	5.450%	09/15/20	350	393,859
ONEOK Partners LP, Gtd. Notes	6.650%	10/01/36	145	166,877
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	4.125%	11/15/19	775	745,937

				4,193,351

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Railroads
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%	08/01/28	670	$848,780
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	715	924,780
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	100	118,870

				1,892,430

Real Estate Investment Trusts (REITs) — 0.1%
Mack-Cali Realty LP, Sr. Unsec’d. Notes	7.750%	08/15/19	765	904,583
ProLogis LP, Gtd. Notes	6.875%	03/15/20	72	84,572
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%	01/30/17	295	303,777
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	230	236,767
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%	05/30/18	3,080	3,505,326

				5,035,025

Retailers — 0.1%
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	225	268,970
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	755	825,152
L Brands, Inc., Gtd. Notes(a)	5.625%	02/15/22	1,450	1,558,750
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	385	487,766
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875%	01/15/22	360	374,173
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24	345	358,170

				3,872,981

Technology — 0.1%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.375%	11/01/15	400	407,211
Fiserv, Inc., Gtd. Notes	3.125%	06/15/16	2,410	2,474,338
Oracle Corp., Sr. Unsec’d. Notes(a)	4.300%	07/08/34	920	985,018
Seagate HDD Cayman, Gtd. Notes, 144A	3.750%	11/15/18	605	620,881

				4,487,448

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40	480	567,941
AT&T Corp., Gtd. Notes	8.000%	11/15/31	7	10,315
AT&T, Inc., Sr. Unsec’d. Notes(a)	4.800%	06/15/44	1,305	1,329,738
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	815	882,499
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	400	628,020
Embarq Corp., Sr. Unsec’d. Notes (original cost $367,380; purchased 05/04/11-05/11/11)(d)(e)	7.082%	06/01/16	325	350,225
Embarq Corp., Sr. Unsec’d. Notes (original cost $479,966; purchased 05/12/06)(d)(e)	7.995%	06/01/36	480	536,400
Sprint Communications, Inc., Sr. Unsec’d. Notes	6.000%	12/01/16	1,075	1,124,477
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	6.400%	09/15/33	930	1,145,558
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.550%	09/15/43	1,740	2,229,199
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	3.500%	11/01/24	1,270	1,247,774
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.350%	04/01/19	3,165	3,667,485
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	4.862%	08/21/46	1,256	1,290,197
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	5.012%	08/21/54	3,127	3,235,035

				18,244,863

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes(a)	4.000%	01/31/24	1,500	1,563,871
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38	46	78,690
Altria Group, Inc., Gtd. Notes	10.200%	02/06/39	254	442,250
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18	2,050	2,038,514
Lorillard Tobacco Co., Gtd. Notes	3.500%	08/04/16	465	478,702
Lorillard Tobacco Co., Gtd. Notes	8.125%	06/23/19	325	394,006

				4,996,033

TOTAL CORPORATE BONDS (cost $279,703,191)				301,231,336

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

FOREIGN AGENCIES — 0.6%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	800	$815,642
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	645	674,025
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%	06/29/20	400	450,792
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	930	948,135
Hashemite Kingdom of Jordan Government USAID Bond, U.S. Gov’t. Gtd. Notes	2.503%	10/30/20	1,378	1,400,959
KFW (Germany), Gov’t. Gtd. Notes, GMTN	2.750%	10/01/20	3,525	3,682,003
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	3,158	3,123,167
Pemex Project Funding Master Trust (Mexico), Gtd. Notes	6.625%	06/15/35	1,624	1,875,720
Pemex Project Funding Master Trust (Mexico), Sr. Unsec’d. Notes	8.625%	12/01/23	350	433,650
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%	05/20/16	1,665	1,590,325
Petroleos Mexicanos (Mexico), Gtd. Notes(a)	3.500%	01/30/23	970	927,805
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%	01/18/24	510	529,890
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	2,730	2,955,225
Russian Agricultural Bank OJSC via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.299%	05/15/17	1,030	910,520
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%	04/10/17	1,620	1,612,273
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750%	05/07/19	665	667,794
Ukraine Government USAID Bonds, U.S. Gov’t. Gtd. Notes	1.844%	05/16/19	1,605	1,615,834

TOTAL FOREIGN AGENCIES (cost $24,401,801)				24,213,759

MUNICIPAL BONDS — 0.4%
California — 0.1%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	1,325	1,869,747
State of California, GO, BABs	7.300%	10/01/39	1,270	1,863,522
State of California, GO, BABs	7.500%	04/01/34	475	710,837
State of California, GO, BABs	7.550%	04/01/39	245	377,653
State of California, GO, BABs	7.625%	03/01/40	215	330,014

				5,151,773

Colorado
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%	11/01/50	680	945,499

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	1,030	1,393,384
State of Illinois, GO, Taxable Series	4.421%	01/01/15	740	740,000

				2,133,384

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	1,070	1,613,539

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%	08/01/36	1,130	1,416,093

Ohio
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	455	555,428
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%	12/01/34	300	336,711

				892,139

Oregon
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%	11/15/34	445	577,557

Pennsylvania
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	550	678,722

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%	07/01/43	1,000	1,344,400

Texas
Texas State Transportation Commission, Revenue Bonds, Series B, BABs	5.028%	04/01/26	335	390,513

TOTAL MUNICIPAL BONDS (cost $11,417,427)				15,143,619

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SOVEREIGN BONDS — 0.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.250%	01/07/25	1,275	$1,275,000
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%	02/26/24	1,475	1,508,187
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000%	03/25/19	580	595,950
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%	03/13/20	1,135	1,257,012
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	6.875%	01/17/18	1,120	1,265,600
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	3.625%	03/15/22	700	715,050
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	1,006	1,048,755
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%	09/22/24	515	529,163
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(a)	5.200%	01/30/20	620	683,550
Province of British Columbia (Canada), Sr. Unsec’d. Notes	2.000%	10/23/22	1,620	1,584,665
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875%	01/22/24	190	207,100
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, 144A(a)	4.125%	02/18/19	200	209,504
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	06/05/20	810	941,826

TOTAL SOVEREIGN BONDS (cost $11,396,337)				11,821,362

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.4%
Federal Home Loan Bank	0.375%	08/28/15	460	460,399
Federal Home Loan Bank	5.500%	07/15/36	1,080	1,481,140
Federal Home Loan Mortgage Corp.(g)	0.750%	01/12/18	685	675,170
Federal Home Loan Mortgage Corp.	2.125%(b)	06/01/36	449	478,892
Federal Home Loan Mortgage Corp.	2.348%(b)	12/01/35	325	346,899
Federal Home Loan Mortgage Corp.	2.375%	01/13/22	6,020	6,081,970
Federal Home Loan Mortgage Corp.	2.500%	01/20/30	1,000	1,017,078
Federal Home Loan Mortgage Corp.	3.000%	10/01/28-01/01/43	5,154	5,314,455
Federal Home Loan Mortgage Corp.	3.500%	TBA	1,000	1,055,625
Federal Home Loan Mortgage Corp.	3.500%	02/12/43	9,500	9,854,023
Federal Home Loan Mortgage Corp.	4.000%	06/01/26-12/01/40	5,536	5,918,382
Federal Home Loan Mortgage Corp.	4.000%	TBA	6,000	6,379,570
Federal Home Loan Mortgage Corp.	4.500%	02/01/19-10/01/41	14,617	15,838,927
Federal Home Loan Mortgage Corp.	5.000%	07/01/18-06/01/39	4,571	4,995,487
Federal Home Loan Mortgage Corp.	5.500%	12/01/33-07/01/38	4,797	5,366,859
Federal Home Loan Mortgage Corp.	6.000%	03/01/32-08/01/39	2,288	2,597,609
Federal Home Loan Mortgage Corp.	7.000%	01/01/31-10/01/32	322	370,171
Federal National Mortgage Assoc.	1.750%	06/20/19	1,930	1,939,511
Federal National Mortgage Assoc.(a)	1.750%	11/26/19	2,525	2,526,515
Federal National Mortgage Assoc.	1.784%(b)	07/01/33	354	373,145
Federal National Mortgage Assoc.	1.809%(b)	06/01/37	139	139,225
Federal National Mortgage Assoc.(g)	1.875%	02/19/19	230	233,490
Federal National Mortgage Assoc.	2.500%	01/01/28	2,604	2,656,481
Federal National Mortgage Assoc.	2.500%	TBA	7,500	7,621,290
Federal National Mortgage Assoc.(h)	2.625%	09/06/24	2,485	2,516,612
Federal National Mortgage Assoc.	3.000%	TBA	16,000	16,630,626
Federal National Mortgage Assoc.	3.000%	12/01/42	2,259	2,289,583
Federal National Mortgage Assoc.	3.000%	TBA	24,500	24,721,553
Federal National Mortgage Assoc.	3.500%	TBA	8,500	8,860,587
Federal National Mortgage Assoc.	3.500%	06/01/39-03/01/43	22,146	23,134,698
Federal National Mortgage Assoc.	4.000%	TBA	14,500	15,475,182
Federal National Mortgage Assoc.	4.000%	TBA	10,500	11,177,455
Federal National Mortgage Assoc.	4.500%	11/01/18-07/01/42	11,621	12,670,127
Federal National Mortgage Assoc.	4.500%	TBA	4,000	4,341,875
Federal National Mortgage Assoc.	4.500%	TBA	5,000	5,417,969
Federal National Mortgage Assoc.	5.000%	10/01/18-02/01/36	8,555	9,456,149
Federal National Mortgage Assoc.	5.500%	03/01/16-08/01/37	6,454	7,235,830
Federal National Mortgage Assoc.	6.000%	09/01/17-05/01/38	5,737	6,528,384

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	6.500%	07/01/17-09/01/37	2,115	$2,422,566
Federal National Mortgage Assoc.	7.000%	02/01/32-07/01/32	218	252,387
Federal National Mortgage Assoc.	7.500%	05/01/32	42	44,031
Financing Corp., Strips Principal, Series A-P	1.280%(f)	10/06/17	1,570	1,514,637
Financing Corp., Strips Principal, Series B-P	1.280%(f)	10/06/17	2,140	2,069,078
Government National Mortgage Assoc.	3.000%	TBA	2,500	2,556,562
Government National Mortgage Assoc.	3.000%	TBA	3,000	3,067,875
Government National Mortgage Assoc.	3.500%	TBA	14,000	14,695,625
Government National Mortgage Assoc.	3.500%	05/20/43	1,000	1,051,178
Government National Mortgage Assoc.	4.000%	06/15/40-05/20/41	1,515	1,628,944
Government National Mortgage Assoc.	4.000%	TBA	12,500	13,402,197
Government National Mortgage Assoc.	4.500%	TBA	2,000	2,185,234
Government National Mortgage Assoc.	4.500%	TBA	2,000	2,185,234
Government National Mortgage Assoc.	4.500%	01/20/41-02/20/41	5,092	5,589,189
Government National Mortgage Assoc.	5.500%	11/15/32-02/15/36	2,819	3,174,922
Government National Mortgage Assoc.	6.000%	02/15/33-10/15/34	1,288	1,477,484
Government National Mortgage Assoc.	6.500%	10/15/23-07/15/35	1,543	1,770,413
Government National Mortgage Assoc.	8.000%	01/15/24-04/15/25	42	47,876

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $286,432,883)				293,314,375

U.S. TREASURY OBLIGATIONS — 3.7%
U.S. Treasury Bonds	2.875%	05/15/43	1,085	1,109,751
U.S. Treasury Bonds	3.375%	05/15/44	3,145	3,540,581
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%	01/15/20	6,105	6,408,146
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/19	26,844	26,548,456
U.S. Treasury Notes	1.000%	12/15/17-09/30/19	14,205	13,885,051
U.S. Treasury Notes	1.250%	11/30/18	3,455	3,430,708
U.S. Treasury Notes	1.375%	06/30/18	6,900	6,913,476
U.S. Treasury Notes	1.500%	12/31/18-10/31/19	53,890	53,822,529
U.S. Treasury Notes(a)	1.500%	11/30/19	2,180	2,166,205
U.S. Treasury Notes	1.625%	04/30/19-12/31/19	2,910	2,910,406
U.S. Treasury Notes	1.750%	05/15/23	1,000	973,672
U.S. Treasury Notes	2.250%	03/31/21	110	112,303
U.S. Treasury Notes	2.375%	05/31/18	9,210	9,546,736
U.S. Treasury Notes	2.875%	03/31/18	6,430	6,764,559
U.S. Treasury Notes	3.125%	05/15/21	130	139,506
U.S. Treasury Strips Principal(a)	3.470%(f)	05/15/44	14,555	6,296,042

TOTAL U.S. TREASURY OBLIGATIONS (cost $142,902,270)				144,568,127

TOTAL LONG-TERM INVESTMENTS (cost $3,093,765,991)				3,751,039,845

SHORT-TERM INVESTMENTS — 10.8%			Shares
AFFILIATED MUTUAL FUNDS — 10.7%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $133,374,308) (Note 4)(i)			13,562,345	126,672,300
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $294,529,119; includes $86,514,898 of cash collateral for securities on loan) (Note 4)(i)(j)			294,529,119	294,529,119

TOTAL AFFILIATED MUTUAL FUNDS (cost $427,903,427)				421,201,419

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

OPTIONS PURCHASED*			Notional Amount (000)#	Value (Note 2)
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38			54,400	$42,500
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $110.00			54,400	4,250

TOTAL OPTIONS PURCHASED (cost $77,463)				46,750

U.S. TREASURY OBLIGATION — 0.1%	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. Treasury Bill (cost $4,949,665)(g)	0.032%(k)	03/19/15	4,950	4,949,792

TOTAL SHORT-TERM INVESTMENTS (cost $432,930,555)				426,197,961

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT & OPTION WRITTEN — 105.9% (cost $3,526,696,546)				4,177,237,806

SECURITY SOLD SHORT
U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc. (proceeds received $1,555,430)	3.500%	TBA	1,500	(1,559,590)

OPTION WRITTEN*			Notional Amount (000)#
Call Option
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (premiums received $50,037)			108,800	(17,000)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT & OPTION WRITTEN — 105.9% (cost $3,525,091,079)				4,175,661,216
LIABILITIES IN EXCESS OF OTHER ASSETS(l) — (5.9)%				(231,849,606)

NET ASSETS — 100.0%				$3,943,811,610

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $84,082,109; cash collateral of $86,514,898 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(c)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.

(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $8,057,408. The aggregate value of $8,466,332 is approximately 0.2% of net assets.

(e)	Indicates a security or securities that has been deemed illiquid.

(f)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Rate quoted represents yield-to-maturity as of purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(l)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
532	2 Year U.S. Treasury Notes	Mar. 2015	$116,293,418	$116,291,875	$(1,543)
189	10 Year U.S. Treasury Notes	Mar. 2015	23,942,711	23,964,610	21,899
13	MSCI EAFE Index Mini	Mar. 2015	1,132,070	1,142,635	10,565
970	S&P 500 E-Mini Futures	Mar. 2015	96,199,071	99,541,400	3,342,329
132	U.S. Ultra Bonds	Mar. 2015	21,198,211	21,804,750	606,539

					3,979,789

Short Positions:
20	5 Year U.S. Treasury Notes	Mar. 2015	2,374,503	2,378,594	(4,091)
30	U.S. Long Bonds	Mar. 2015	4,303,611	4,336,875	(33,264)

					(37,355)

					$3,942,434

(1)	A U.S. Treasury Obligation with a market value of $4,949,792 has been segregated with Goldman Sachs & Co. and U.S. Government Agency Obligations with a combined market value of $827,446 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter swap agreements:
3,158	05/17/18	0.989%	3 Month LIBOR(1)	$39,627	$—	$39,627	Credit Suisse First Boston Corp.

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
3,670	06/30/16	0.618%	3 Month LIBOR(1)	$159	$1,836	$1,677
20,700	06/30/16	0.655%	3 Month LIBOR(1)	(2,123)	(1,083)	1,040
5,800	06/30/16	0.655%	3 Month LIBOR(1)	164	(315)	(479)
37,290	08/29/16	0.710%	3 Month LIBOR(1)	181	11,742	11,561
28,000	05/31/19	1.730%	3 Month LIBOR(1)	2,095	28,141	26,046
29,600	08/29/19	1.804%	3 Month LIBOR(2)	221	123,050	122,829
9,270	10/31/21	2.152%	3 Month LIBOR(1)	205	(34,143)	(34,348)
8,040	08/29/24	2.560%	3 Month LIBOR(1)	152	(209,443)	(209,595)

				$1,054	$(80,215)	$(81,269)

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.22.V2	06/20/19	5.000%	8,910	$(632,898)	$(606,994)	$25,904
CDX.NA.IG.22.V1	06/20/19	1.000%	40,000	(611,363)	(721,513)	(110,150)
CDX.NA.IG.23.V1	12/20/19	1.000%	18,500	(293,896)	(295,379)	(1,483)

						$(85,729)

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Credit default swap agreements outstanding at December 31, 2014 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V5	12/20/16	5.000%	1,425	$73,622	$59,771	$13,851	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V5	12/20/16	5.000%	3,800	196,325	164,139	32,186	Deutsche Bank AG
CDX.NA.HY.17.V5	12/20/16	5.000%	5,225	269,946	228,956	40,990	Deutsche Bank AG

				$539,893	$452,866	$87,027

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

A U.S. Government Agency Obligation with a market value of $1,792,516 has been segregated with Citigroup Global Markets to cover requirements for open interest rate and credit default exchange-traded swap contracts at December 31, 2014.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,617,521,334	$126,861,274	$—
Exchange Traded Fund	1,539,252	—	—
Preferred Stocks	584,760	609,302	—
Asset-Backed Securities
Collateralized Debt Obligation	—	461,180	—
Collateralized Loan Obligations	—	53,852,068	3,225,100
Non-Residential Mortgage-Backed Securities	—	5,218,919	—
Residential Mortgage-Backed Securities	—	5,645,876	—
Bank Loans	—	8,026,401	—
Collateralized Mortgage Obligations	—	10,233,968	—
Commercial Mortgage-Backed Securities	—	126,967,833	—
Corporate Bonds	—	296,940,975	4,290,361
Foreign Agencies	—	24,213,759	—

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Municipal Bonds	$—	$15,143,619	$—
Sovereign Bonds	—	11,821,362	—
U.S. Government Agency Obligations	—	293,314,375	—
U.S. Treasury Obligations	—	149,517,919	—
Affiliated Mutual Funds	421,201,419	—	—
Options Purchased	46,750	—	—
U.S. Government Agency Obligation Security Sold Short	—	(1,559,590)	—
Option Written	(17,000)	—	—
Other Financial Instruments*
Futures Contracts	3,942,434	—	—
Over-the-counter interest rate swaps	—	39,627	—
Exchange-traded interest rate swaps	—	(81,269)	—
Exchange-traded credit default swaps	—	(85,729)	—
Over-the-counter credit default swaps	—	539,893	—

Total	$3,044,818,949	$1,127,681,762	$7,515,461

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Affiliated Mutual Funds (including 2.2% of collateral for securities on loan)	10.7%
U.S. Government Agency Obligations	7.4
Pharmaceuticals	4.6
Banks	4.5
Oil, Gas & Consumable Fuels	4.4
U.S. Treasury Obligations	3.8
Commercial Mortgage-Backed Securities	3.2
Software	3.1
Technology Hardware, Storage & Peripherals	2.9
Insurance	2.5
Banking	2.4
Biotechnology	2.4
Food & Staples Retailing	2.2
Semiconductors & Semiconductor Equipment	2.1
Specialty Retail	2.1
Chemicals	2.1
Health Care Providers & Services	2.1
IT Services	2.0
Media	2.0
Capital Markets	1.7
Beverages	1.7
Internet Software & Services	1.6
Food Products	1.6
Hotels, Restaurants & Leisure	1.6
Communications Equipment	1.6
Industrial Conglomerates	1.5
Collateralized Loan Obligations	1.5
Diversified Financial Services	1.4
Aerospace & Defense	1.3
Real Estate Investment Trusts (REITs)	1.2
Road & Rail	1.2
Machinery	1.2
Diversified Telecommunication Services	1.2
Tobacco	1.0
Health Care Equipment & Supplies	1.0

Airlines	0.9%
Energy Equipment & Services	0.9
Household Products	0.9
Electric Utilities	0.8
Auto Components	0.7
Air Freight & Logistics	0.7
Healthcare & Pharmaceutical	0.7
Electrical Equipment	0.6
Real Estate Management & Development	0.6
Foreign Agencies	0.6
Textiles, Apparel & Luxury Goods	0.6
Multi-Utilities	0.6
Metals & Mining	0.5
Consumer Finance	0.5
Telecommunications	0.5
Electronic Equipment, Instruments & Components	0.4
Municipal Bonds	0.4
Electric	0.4
Capital Goods	0.3
Automobiles	0.3
Sovereign Bonds	0.3
Internet & Catalog Retail	0.3
Collateralized Mortgage Obligations	0.3
Energy – Other	0.3
Gas Utilities	0.3
Cable	0.2
Health Care Technology	0.2
Multiline Retail	0.2
Independent Power & Renewable Electricity Producers	0.2
Media & Entertainment	0.2
Foods	0.2
Trading Companies & Distributors	0.2
Technology	0.2
Non-Captive Finance	0.2
Lodging	0.2
Leisure Products	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Industry table (cont.)
Automotive	0.1%
Residential Mortgage-Backed Securities	0.1
Household Durables	0.1
Non-Residential Mortgage-Backed Securities	0.1
Construction & Engineering	0.1
Healthcare Insurance	0.1
Pipelines & Other	0.1
Metals	0.1
Retailers	0.1

Paper	0.1%
Diversified Consumer Services	0.1
Building Materials & Construction	0.1
Commercial Services & Supplies	0.1
Consumer	0.1
Exchange Traded Fund	0.1

105.9
Liabilities in excess of other assets	(5.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for swap agreements	$452,866		—	$—
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	87,027		—	—
Credit contracts	Due from/to broker — variation margin swaps	25,904	*	Due from/to broker — variation margin swaps	111,633	*
Equity contracts	Due from/to broker — variation margin futures	3,352,894	*	—	—
Interest rate contracts	Due from/to broker — variation margin futures	628,438	*	Due from/to broker — variation margin futures	38,898	*
Interest rate contracts	Unaffiliated Investments	46,750		Options written outstanding, at value	17,000
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	39,627		—	—
Interest rate contracts	Due from/to broker — variation margin swaps	163,153	*	Due from/to broker — variation margin swaps	244,422	*

Total		$4,796,659			$411,953

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(498,124)	$(498,124)
Equity contracts	10,630	—	—	8,522,142	—	8,532,772
Interest rate contracts	—	(284,568)	(94,855)	684,241	153,039	457,857

Total	$10,630	$(284,568)	$(94,855)	$9,206,383	$(345,085)	$8,492,505

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted as hedging instruments, carried at fair value	Option Purchased**	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(88,942)	$(88,942)
Equity Contracts	—	—	2,047,031	—	2,047,031
Interest rate contracts	77,030	33,037	1,333,973	169,210	1,613,250

Total	$77,030	$33,037	$3,381,004	$80,268	$3,571,339

**	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Options Written (Notional Amount in USD (000))	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$424,315	$73,264	$196,651,922	$25,540,894

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$100,772	$49,224	$10,494

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Credit Suisse First Boston Corp.	$113,249	$—	$(477,602)	$—
Deutsche Bank AG	466,271	—	(605,895)	—

	$579,520

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Credit Suisse First Boston Corp.	$—	$—	$—	$—
Deutsche Bank AG	—	—	—	—

	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $84,082,109:
Unaffiliated investments (cost $3,098,793,119)	$3,756,036,387
Affiliated investments (cost $427,903,427)	421,201,419
Cash	176,311
Foreign currency, at value (cost $634,047)	626,816
Receivable for investments sold	136,037,749
Dividends receivable	10,252,706
Premium paid for swap agreements	452,866
Tax reclaim receivable	235,747
Unrealized appreciation on over-the-counter swap agreements	126,654
Due from broker—variation margin futures	92,258
Receivable for Series shares sold	705
Prepaid expenses	30,376

Total Assets	4,325,269,994

LIABILITIES
Payable for investments purchased	289,345,427
Payable to broker for collateral for securities on loan	86,514,898
Management fee payable	2,011,041
Securities sold short, at value (proceeds received $1,555,430)	1,559,590
Due to broker—variation margin futures	1,185,505
Payable for Series shares repurchased	469,030
Accrued expenses	326,939
Due to broker—variation margin swaps	28,028
Options written outstanding, at value (premiums received $50,037)	17,000
Affiliated transfer agent fee payable	926

Total Liabilities	381,458,384

NET ASSETS	$3,943,811,610

Net assets were comprised of:
Paid-in capital	$2,450,598,698
Retained earnings	1,493,212,912

Net assets, December 31, 2014	$3,943,811,610

Net asset value and redemption price per share $3,943,811,610 / 166,337,144 outstanding shares of beneficial interest	$23.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $482,253)	$56,509,785
Interest income	29,095,335
Affiliated dividend income	1,960,207
Affiliated income from securities loaned, net	199,487

Total income	87,764,814

EXPENSES
Management fee	23,006,041
Custodian’s fees and expenses	544,000
Shareholders’ reports	196,000
Insurance expenses	51,000
Trustees’ fees	41,000
Audit fee	39,000
Legal fees and expenses	19,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	53,745

Total expenses	23,966,786

NET INVESTMENT INCOME	63,798,028

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	387,662,375
Futures transactions	9,206,383
Options written transactions	(94,855)
Swap agreement transactions	(345,085)
Foreign currency transactions	(69,788)

396,359,030

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $400,580)	(60,892,589)
Futures	3,381,004
Securities Sold Short	9,161
Options written	33,037
Swap agreements	80,268
Foreign currencies	(45,012)

(57,434,131)

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	338,924,899

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$402,722,927

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$63,798,028	$65,087,964
Net realized gain on investment and foreign currency transactions	396,359,030	322,966,584
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(57,434,131)	253,490,603

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	402,722,927	641,545,151

SERIES SHARE TRANSACTIONS
Series shares sold [562,392 and 651,459 shares, respectively]	12,588,751	12,747,246
Series shares repurchased [8,998,418 and 9,694,842 shares, respectively]	(202,125,849)	(189,432,596)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(189,537,098)	(176,685,350)

TOTAL INCREASE	213,185,829	464,859,801
NET ASSETS:
Beginning of year	3,730,625,781	3,265,765,980

End of year	$3,943,811,610	$3,730,625,781

SEE NOTES TO FINANCIAL STATEMENTS.

A90

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 96.7%
COMMON STOCKS	Shares	Value (Note 2)
Australia — 1.0%
Arrium Ltd.	894,400	$154,767
Ausdrill Ltd.	123,200	39,187
Bendigo & Adelaide Bank Ltd.	67,200	698,742
Bradken Ltd.	98,900	378,137
Challenger Ltd.	150,800	796,607
Downer EDI Ltd.	182,200	696,277
Fortescue Metals Group Ltd.	188,800	414,537
Lend Lease Group	114,600	1,526,343
Metcash Ltd.	276,300	416,408
Mineral Resources Ltd.	49,900	305,372
National Australia Bank Ltd.	31,100	848,106
Pacific Brands Ltd.	460,600	202,497
Primary Health Care Ltd.	139,400	533,382

		7,010,362

Austria — 0.2%
OMV AG	24,300	645,246
Voestalpine AG	14,500	572,941

		1,218,187

Belgium — 0.2%
AGFA-Gevaert NV*	86,100	217,748
Delhaize Group SA	21,500	1,565,749

		1,783,497

Brazil — 0.2%
Kroton Educacional SA	196,700	1,146,960

Canada — 2.0%
Alimentation Couche-Tard, Inc. Series B	80,861	3,388,812
Brookfield Asset Management, Inc. (Class A Stock)	70,288	3,523,537
Canadian Natural Resources Ltd.	17,750	548,120
Canadian Pacific Railway Ltd.	16,450	3,169,751
CI Financial Corp.	56,490	1,570,031
Suncor Energy, Inc.	72,300	2,296,325

		14,496,576

China — 1.6%
Alibaba Group Holding Ltd., ADR*(a)	16,888	1,755,339
Baidu, Inc., ADR*	9,235	2,105,303
China Overseas Land & Investment Ltd.	510,000	1,508,698
Lenovo Group Ltd.	1,630,000	2,128,150
NetEase, Inc., ADR	14,824	1,469,651
Poly Property Group Co. Ltd.	846,000	344,883
Shougang Fushan Resources Group Ltd.	1,160,000	252,803
Tencent Holdings Ltd.	139,300	2,015,522

		11,580,349

Denmark — 0.8%
A.P. Moeller – Maersk A/S (Class B Stock)	400	795,581
Coloplast A/S (Class B Stock)	30,211	2,528,192
Novo Nordisk A/S (Class B Stock)	57,372	2,426,823

		5,750,596

Finland — 0.5%
Sampo OYJ (Class A Stock)	55,384	2,592,776

COMMON STOCKS (continued)	Shares	Value (Note 2)
Finland (continued)
Tieto OYJ	25,300	$655,650

		3,248,426

France — 3.1%
Alstom SA*	26,800	864,372
Arkema SA	7,200	476,186
AXA SA	37,000	852,595
BNP Paribas SA	16,000	944,548
Cap Gemini SA	41,279	2,952,165
Cie Generale des Etablissements Michelin	12,000	1,083,203
CNP Assurances	34,000	602,759
Credit Agricole SA	78,500	1,013,322
Electricite de France SA	53,100	1,461,762
Renault SA	12,300	895,889
Sanofi	18,100	1,650,190
SCOR SE	22,000	666,609
Societe Generale SA	16,000	669,604
Thales SA	27,900	1,509,595
Total SA	82,104	4,206,365
Valeo SA	17,694	2,201,674

		22,050,838

Germany — 2.7%
Allianz SE	9,800	1,623,141
Aurubis AG	6,200	346,582
BASF SE	8,700	729,766
Bayerische Motoren Werke AG	26,231	2,830,811
Continental AG	15,643	3,299,474
Daimler AG	23,700	1,968,386
Deutsche Bank AG	13,700	410,239
E.ON SE	46,000	786,220
Freenet AG	29,700	844,441
Hannover Rueck SE	9,800	884,074
Merck KGaA	9,000	846,978
Muenchener Rueckversicherungs AG	5,700	1,135,087
Rational AG	3,191	999,854
Rheinmetall AG	13,300	579,071
Stada Arzneimittel AG	14,500	439,971
Volkswagen AG	7,400	1,604,350

		19,328,445

Hong Kong — 1.0%
AIA Group Ltd.	454,600	2,507,332
Cheung Kong Holdings Ltd.	46,000	770,354
China Resources Cement Holdings Ltd.	739,000	476,261
First Pacific Co. Ltd.	528,000	521,400
Huabao International Holdings Ltd.	1,045,000	851,611
Kingboard Chemical Holdings Ltd.	216,000	362,690
Singamas Container Holdings Ltd.	2,676,000	443,883
Skyworth Digital Holdings Ltd.	1,072,000	580,122
Yue Yuen Industrial Holdings Ltd.	220,500	792,875

		7,306,528

India — 0.9%
HDFC Bank Ltd., ADR	77,974	3,957,181
Tata Motors Ltd., ADR	62,361	2,636,623

		6,593,804

SEE NOTES TO FINANCIAL STATEMENTS.

A91

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Indonesia — 0.4%
PT Bank Rakyat Indonesia (Persero) Tbk	2,938,800	$2,762,415

Ireland — 0.7%
Permanent TSB Group Holdings PLC*	51,300	3,849
Ryanair Holdings PLC, ADR*	36,610	2,609,195
Smurfit Kappa Group PLC	35,200	791,594
XL Group PLC	57,352	1,971,188

		5,375,826

Israel — 1.1%
Bank Hapoalim BM	128,000	601,873
Check Point Software Technologies Ltd.*(a)	25,690	2,018,463
Elbit Systems Ltd.	11,400	694,812
Teva Pharmaceutical Industries Ltd., ADR	61,795	3,553,830
Teva Pharmaceutical Industries Ltd.	16,300	934,396

		7,803,374

Italy — 0.7%
Enel SpA	242,800	1,082,288
Eni SpA	70,800	1,240,171
Intesa Sanpaolo SpA	1,036,787	3,007,625

		5,330,084

Japan — 8.7%
Alfresa Holdings Corp.	33,600	405,752
Alpine Electronics, Inc.	22,700	372,672
Aoyama Trading Co. Ltd.	39,100	854,332
Aozora Bank Ltd.	231,000	715,071
Asahi Kasei Corp.	76,000	693,305
Astellas Pharma, Inc.	203,200	2,828,971
Autobacs Seven Co. Ltd.	42,000	594,251
Bank of Yokohama Ltd. (The)	96,000	521,403
Calsonic Kansei Corp.	105,000	581,982
Daihatsu Motor Co. Ltd.	47,500	620,390
Daikin Industries Ltd.	44,800	2,872,759
Daito Trust Construction Co. Ltd.	12,300	1,395,286
FANUC Corp.	15,300	2,522,670
Fuji Heavy Industries Ltd.	80,274	2,840,574
Fukuoka Financial Group, Inc.	85,700	441,824
Heiwa Corp.	24,700	492,145
Hogy Medical Co. Ltd.	11,400	519,899
Hoya Corp.	59,900	2,026,108
ITOCHU Corp.	76,300	814,510
JX Holdings, Inc.	101,400	394,609
Kao Corp.	61,400	2,421,282
KDDI Corp.	13,200	829,277
Keihin Corp.	37,200	552,146
Keyence Corp.	5,100	2,272,533
KYORIN Holdings, Inc.	37,400	693,070
Kyowa Exeo Corp.	66,900	713,468
Marubeni Corp.	109,700	656,376
Medipal Holdings Corp.	21,900	255,785
Mitsubishi Corp.	50,200	918,666
Mitsubishi UFJ Financial Group, Inc.	243,500	1,337,845

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Mitsui & Co. Ltd.	59,300	$794,213
Mizuho Financial Group, Inc.	597,700	1,001,926
Murata Manufacturing Co. Ltd.	16,800	1,833,233
Nippon Telegraph & Telephone Corp.	37,000	1,890,057
Nishi-Nippon City Bank Ltd. (The)	167,000	480,517
Nissan Motor Co. Ltd.	101,600	886,132
Nitori Holdings Co. Ltd.	25,500	1,370,077
NTT DOCOMO, Inc.	64,300	936,405
ORIX Corp.	189,400	2,383,182
Otsuka Holdings Co. Ltd.	20,400	611,617
Recruit Holdings Co. Ltd.*	14,600	419,302
Resona Holdings, Inc.	266,300	1,345,215
Ricoh Co. Ltd.	42,700	431,657
Sankyu, Inc.	151,000	612,897
Secom Co. Ltd.	31,700	1,821,311
Seino Holdings Co. Ltd.	65,000	655,174
Shimachu Co. Ltd.	30,700	744,052
SKY Perfect JSAT Holdings, Inc.	107,500	634,342
SMC Corp.	7,500	1,966,681
Sumitomo Corp.	84,300	865,819
Sumitomo Metal Mining Co. Ltd.	38,000	566,766
Sumitomo Mitsui Financial Group, Inc.	102,086	3,690,687
Toagosei Co. Ltd.	147,000	583,121
Toho Holdings Co. Ltd.	41,200	599,898
Toyo Tire & Rubber Co. Ltd.	35,200	690,755
Tsumura & Co.	22,900	506,391
West Japan Railway Co.	9,800	463,327
Yokohama Rubber Co. Ltd. (The)	90,000	819,480

		62,763,195

Liechtenstein
Verwaltungs-und Privat-Bank AG	2,100	179,541

Macau — 0.2%
MGM China Holdings Ltd.	623,200	1,573,527

Netherlands — 1.7%
Aegon NV	95,000	714,019
ING Groep NV, CVA*	58,400	754,510
Koninklijke Ahold NV	78,461	1,394,481
Koninklijke Philips NV	28,400	823,205
NXP Semiconductors NV*	21,625	1,652,150
Royal Dutch Shell PLC (Class A Stock), ADR	26,250	1,757,437
Royal Dutch Shell PLC (Class A Stock)	42,408	1,413,427
Royal Dutch Shell PLC (Class B Stock)	106,900	3,693,515

		12,202,744

New Zealand — 0.2%
Air New Zealand Ltd.	737,900	1,417,332

Norway — 0.7%
DNB ASA	50,500	744,907
Fred Olsen Energy ASA	17,100	156,474
Marine Harvest ASA	85,500	1,173,951
Statoil ASA	36,600	644,410
Telenor ASA	80,749	1,633,440

SEE NOTES TO FINANCIAL STATEMENTS.

A92

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Norway (continued)
Yara International ASA	23,200	$1,033,152

		5,386,334

Singapore — 0.3%
DBS Group Holdings Ltd.	119,000	1,842,278

South Africa — 0.7%
Bidvest Group Ltd.	70,608	1,845,967
Discovery Ltd.	243,150	2,328,046
Mondi PLC	49,500	804,153

		4,978,166

Spain — 0.7%
ACS Actividades de Construccion y Servicios SA	11,500	400,834
Amadeus IT Holding SA (Class A Stock)	50,848	2,025,145
Banco Santander SA	94,600	793,991
Gas Natural SDG SA	13,900	349,177
Repsol SA	57,200	1,070,835
Telefonica SA	25,100	360,375

		5,000,357

Sweden — 1.2%
Atlas Copco AB (Class A Stock)	86,484	2,406,475
Boliden AB	45,100	720,915
Hexagon AB (Class B Stock)	22,142	683,071
Nordea Bank AB	86,400	1,000,148
Oriflame Cosmetics SA, SDR	13,600	188,437
Securitas AB (Class B Stock)	46,500	562,543
Swedbank AB (Class A Stock)	40,800	1,012,286
Telefonaktiebolaget LM Ericsson (Class B Stock)	77,900	943,221
TeliaSonera AB	154,700	994,623

		8,511,719

Switzerland — 3.2%
Actelion Ltd.*	19,369	2,229,780
Adecco SA*	18,031	1,239,438
Baloise Holding AG	11,400	1,457,052
Credit Suisse Group AG*	62,600	1,572,590
Geberit AG	7,971	2,696,612
Georg Fischer AG*	2,000	1,261,861
Helvetia Holding AG	1,400	665,209
Novartis AG	7,200	667,753
Partners Group Holding AG	8,755	2,547,156
Roche Holding AG	3,644	987,314
Sika AG Series BR	81	238,945
Swiss Life Holding AG*	7,800	1,843,544
Swiss Re AG*	23,900	2,002,144
TE Connectivity Ltd.	27,300	1,726,725
Zurich Insurance Group AG*	5,800	1,812,514

		22,948,637

Taiwan — 0.2%
MediaTek, Inc.	105,000	1,526,430

United Kingdom — 6.1%
3i Group PLC	94,600	659,626
Alent PLC	54	269
Anglo American PLC	47,800	884,515

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
ARM Holdings PLC	46,659	$716,795
AstraZeneca PLC	43,667	3,084,239
Aviva PLC	129,800	975,239
BAE Systems PLC	227,200	1,661,561
Barclays PLC	287,100	1,079,306
Beazley PLC	129,500	576,527
Bellway PLC	25,400	761,790
BG Group PLC	93,162	1,246,669
BP PLC	395,000	2,507,297
BT Group PLC	198,000	1,231,575
Carillion PLC	145,900	755,999
Centrica PLC	220,400	954,650
Compass Group PLC	236,341	4,039,758
Debenhams PLC	301,400	351,644
GlaxoSmithKline PLC	64,600	1,385,905
Home Retail Group PLC	107,200	345,479
HSBC Holdings PLC	167,100	1,579,058
IG Group Holdings PLC	2,288	25,567
InterContinental Hotels Group PLC	53,638	2,158,202
Intermediate Capital Group PLC	108,800	777,258
J. Sainsbury PLC	259,000	989,042
National Express Group PLC	163,900	630,315
Old Mutual PLC	282,100	831,397
Petrofac Ltd.	34,000	370,395
Premier Foods PLC*	357,756	176,650
Reckitt Benckiser Group PLC	10,285	833,024
Reed Elsevier PLC	176,989	3,023,328
Rio Tinto Ltd.	23,400	1,097,014
St. James’s Place PLC	173,843	2,191,972
Tate & Lyle PLC	81,200	760,802
Tesco PLC	272,000	793,072
Vesuvius PLC	81,100	560,908
WM Morrison Supermarkets PLC	380,500	1,085,669
Wolseley PLC	2,906	166,142
WPP PLC	109,674	2,280,309

		43,548,967

United States — 55.7%
3M Co.	25,175	4,136,756
AES Corp.	214,000	2,946,780
Allstate Corp. (The)	40,100	2,817,025
American Express Co.	26,550	2,470,212
Ameriprise Financial, Inc.	15,650	2,069,713
Amgen, Inc.	18,050	2,875,184
Amphenol Corp. (Class A Stock)	119,622	6,436,860
Anadarko Petroleum Corp.	5,150	424,875
ANSYS, Inc.*	44,428	3,643,096
Apache Corp.	53,800	3,371,646
Apple, Inc.	65,834	7,266,757
AT&T, Inc.	56,250	1,889,438
Avon Products, Inc.	81,600	766,224
Baker Hughes, Inc.	25,600	1,435,392
Bank of America Corp.	303,200	5,424,248
Boeing Co. (The)	16,600	2,157,668
Bristol-Myers Squibb Co.	67,062	3,958,670
Carnival Corp.	100,700	4,564,731
Celanese Corp., Series A	73,800	4,425,048
Charles Schwab Corp. (The)	375,039	11,322,427

SEE NOTES TO FINANCIAL STATEMENTS.

A93

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Chevron Corp.	28,850	$3,236,393
Cisco Systems, Inc.	86,100	2,394,871
Cognizant Technology Solutions Corp. (Class A Stock)*	83,863	4,416,226
Colfax Corp.*	27,809	1,434,110
Comcast Corp. (Class A Stock)	39,250	2,276,893
CONSOL Energy, Inc.	23,900	808,059
Core Laboratories NV	37,493	4,511,908
Costco Wholesale Corp.	36,188	5,129,649
Covance, Inc.*	30,406	3,157,359
Covidien PLC	13,150	1,344,982
Danaher Corp.	87,019	7,458,398
DaVita HealthCare Partners, Inc.*	79,394	6,013,302
Discovery Communications, Inc. (Class A Stock)*	62,940	2,168,283
Discovery Communications, Inc. (Class C Stock)*	96,978	3,270,098
Ecolab, Inc.	58,036	6,065,923
Emerson Electric Co.	17,600	1,086,448
Entergy Corp.	30,800	2,694,384
EQT Corp.	20,050	1,517,785
Estee Lauder Cos., Inc. (The) (Class A Stock)	85,375	6,505,575
Exelon Corp.	62,750	2,326,770
Express Scripts Holding Co.*	115,858	9,809,697
Exxon Mobil Corp.	38,600	3,568,570
Fastenal Co.(a)	127,539	6,065,755
Fifth Third Bancorp	62,100	1,265,288
FirstEnergy Corp.	24,400	951,356
FMC Technologies, Inc.*	122,876	5,755,512
Fossil Group, Inc.*	15,375	1,702,628
General Electric Co.	209,350	5,290,274
General Motors Co.	65,650	2,291,842
Genpact Ltd.*	231,640	4,384,945
Gilead Sciences, Inc.*	72,126	6,798,597
Google, Inc. (Class A Stock)*	7,460	3,958,724
Google, Inc. (Class C Stock)*	7,460	3,926,944
Hess Corp.	27,800	2,052,196
Honeywell International, Inc.	24,700	2,468,024
Illinois Tool Works, Inc.	19,750	1,870,325
Ingersoll-Rand PLC	19,200	1,217,088
International Paper Co.	39,150	2,097,657
Intuitive Surgical, Inc.*	15,638	8,271,564
Invesco Ltd.	45,500	1,798,160
Johnson & Johnson	37,950	3,968,431
JPMorgan Chase & Co.	116,450	7,287,441
Kellogg Co.	21,600	1,413,504
Kohl’s Corp.	46,450	2,835,308
Lockheed Martin Corp.	5,100	982,107
Lowe’s Cos., Inc.	72,250	4,970,800
Marsh & McLennan Cos., Inc.	72,700	4,161,348
Mead Johnson Nutrition Co.	72,894	7,328,763
Medtronic, Inc.	22,700	1,638,940
Merck & Co., Inc.	82,900	4,707,891
MetLife, Inc.	58,750	3,177,787
Microsoft Corp.	89,400	4,152,630
Morgan Stanley	131,550	5,104,140
National Instruments Corp.	103,259	3,210,322

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Navient Corp.	25,200	$544,572
NetSuite, Inc.*(a)	24,735	2,700,320
News Corp. (Class A Stock)*	50,500	792,345
NRG Energy, Inc.	117,150	3,157,192
PepsiCo, Inc.	30,750	2,907,720
Pfizer, Inc.	163,350	5,088,352
PG&E Corp.	78,400	4,174,016
Philip Morris International, Inc.	25,600	2,085,120
PNC Financial Services Group, Inc.	20,900	1,906,707
Procter & Gamble Co. (The)	36,950	3,365,775
QUALCOMM, Inc.	119,216	8,861,325
Raytheon Co.	20,450	2,212,077
Republic Services, Inc.	26,300	1,058,575
salesforce.com, inc.*	98,313	5,830,944
Schlumberger Ltd.	75,698	6,465,366
Southwest Airlines Co.	103,450	4,378,004
Spectra Energy Corp.	27,000	980,100
Starbucks Corp.	93,312	7,656,250
Stericycle, Inc.*	57,913	7,591,236
T-Mobile U.S., Inc.*	12,100	325,974
Texas Instruments, Inc.	44,450	2,376,519
Thermo Fisher Scientific, Inc.	30,200	3,783,758
Time Warner Cable, Inc.	16,650	2,531,799
Time Warner, Inc.	42,250	3,608,995
TripAdvisor, Inc.*	39,688	2,963,106
U.S. Bancorp	75,450	3,391,477
Union Pacific Corp.	21,500	2,561,295
United Technologies Corp.	45,300	5,209,500
Viacom, Inc. (Class B Stock)	10,800	812,700
Visa, Inc. (Class A Stock)(a)	35,400	9,281,880
Vulcan Materials Co.	24,750	1,626,818
Wal-Mart Stores, Inc.	10,100	867,388
Wells Fargo & Co.	67,400	3,694,868
Western Union Co. (The)	125,300	2,244,123
Weyerhaeuser Co.	77,350	2,776,091
Whole Foods Market, Inc.	164,264	8,282,191

		400,799,202

TOTAL LONG-TERM INVESTMENTS (cost $556,988,871)		695,464,696

SHORT-TERM INVESTMENT — 6.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $43,801,082; includes $19,928,813 of cash collateral for securities on loan) (Note 4)(b)(c)	43,801,082	43,801,082

TOTAL INVESTMENTS — 102.8% (cost $600,789,953)		739,265,778
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.8)%		(20,092,707)

NET ASSETS — 100.0%		$719,173,071

See the Glossary for abbreviations used in the Portfolio descriptions.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,352,676; cash collateral of $19,928,813 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$7,010,362	$—
Austria	—	1,218,187	—
Belgium	217,748	1,565,749	—
Brazil	1,146,960	—	—
Canada	14,496,576	—	—
China	5,583,096	5,997,253	—
Denmark	—	5,750,596	—
Finland	—	3,248,426	—
France	—	22,050,838	—
Germany	—	19,328,445	—
Hong Kong	—	7,306,528	—
India	6,593,804	—	—
Indonesia	—	2,762,415	—
Ireland	4,580,383	795,443	—
Israel	5,572,293	2,231,081	—
Italy	—	5,330,084	—
Japan	419,302	62,343,893	—
Liechtenstein	179,541	—	—
Macau	—	1,573,527	—
Netherlands	3,409,587	8,793,157	—
New Zealand	—	1,417,332	—
Norway	—	5,386,334	—
Singapore	—	1,842,278	—
South Africa	—	4,978,166	—
Spain	—	5,000,357	—
Sweden	—	8,511,719	—
Switzerland	1,726,725	21,221,912	—
Taiwan	—	1,526,430	—
United Kingdom	—	43,548,967	—
United States	400,799,202	—	—
Affiliated Money Market Mutual Fund	43,801,082	—	—

Total	$488,526,299	$250,739,479	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A95

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Banks	7.8%
Affiliated Money Market Mutual Fund (including 2.8% of collateral for securities on loan)	6.1
Insurance	5.3
Pharmaceuticals	5.3
Oil, Gas & Consumable Fuels	5.1
Capital Markets	3.9
IT Services	3.6
Food & Staples Retailing	3.3
Media	3.0
Hotels, Restaurants & Leisure	2.8
Industrial Conglomerates	2.8
Electronic Equipment, Instruments & Components	2.6
Energy Equipment & Services	2.6
Software	2.5
Health Care Providers & Services	2.5
Aerospace & Defense	2.3
Automobiles	2.3
Chemicals	2.1
Internet Software & Services	2.1
Machinery	2.1
Health Care Equipment & Supplies	2.0
Biotechnology	1.7
Communications Equipment	1.7
Commercial Services & Supplies	1.7
Food Products	1.5
Personal Products	1.4
Technology Hardware, Storage & Peripherals	1.4
Trading Companies & Distributors	1.4
Auto Components	1.3
Real Estate Management & Development	1.3
Airlines	1.2
Electric Utilities	1.2
Specialty Retail	1.2

Diversified Telecommunication Services	1.1%
Road & Rail	1.1
Life Sciences Tools & Services	1.0
Semiconductors & Semiconductor Equipment	0.9
Building Products	0.8
Independent Power & Renewable Electricity Producers	0.8
Multi-Utilities	0.8
Metals & Mining	0.7
Household Products	0.6
Diversified Financial Services	0.5
Internet & Catalog Retail	0.5
Beverages	0.4
Consumer Finance	0.4
Multiline Retail	0.4
Paper & Forest Products	0.4
Real Estate Investment Trusts (REITs)	0.4
Wireless Telecommunication Services	0.4
Construction & Engineering	0.3
Construction Materials	0.3
Electrical Equipment	0.3
Textiles, Apparel & Luxury Goods	0.3
Tobacco	0.3
Diversified Consumer Services	0.2
Household Durables	0.2
Professional Services	0.2
Containers & Packaging	0.1
Leisure Products	0.1
Marine	0.1
Oil & Gas Exploration & Production	0.1

102.8
Liabilities in excess of other assets	(2.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below:

The Portfolio did not hold any derivative instruments as of December 31, 2014 accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*
Equity contracts	$22,194

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*
Equity contracts	$(1,657)

*	Included in net change in unrealized appreciation (depreciation) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $19,352,676:
Unaffiliated investments (cost $556,988,871)	$695,464,696
Affiliated investments (cost $43,801,082)	43,801,082
Cash	360
Foreign currency, at value (cost $1,393,454)	1,329,521
Receivable for investments sold	2,173,998
Tax reclaim receivable	1,180,584
Dividends receivable	593,920
Receivable for Series shares sold	2,417
Prepaid expenses	6,030

Total Assets	744,552,608

LIABILITIES
Payable to broker for collateral for securities on loan	19,928,813
Payable for investments purchased	4,673,910
Management fee payable	454,204
Accrued expenses	188,781
Payable for Series shares repurchased	132,903
Affiliated transfer agent fee payable	926

Total Liabilities	25,379,537

NET ASSETS	$719,173,071

Net assets were comprised of:
Paid-in capital	$538,510,059
Retained earnings	180,663,012

Net assets, December 31, 2014	$719,173,071

Net asset value and redemption price per share $719,173,071 / 27,964,466 outstanding shares of beneficial interest	$25.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $962,474)	$16,794,078
Affiliated dividend income	24,175
Affiliated income from securities loaned, net	21,635

Total income	16,839,888

EXPENSES
Management fee	5,578,237
Custodian’s fees and expenses	323,000
Shareholders’ reports	85,000
Audit fee	26,000
Trustees’ fees	16,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Legal fees and expenses	11,000
Insurance expenses	10,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	47,648

Total expenses	6,110,885
Less: Management fee waiver	(74,376)

Net expenses	6,036,509

NET INVESTMENT INCOME	10,803,379

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	38,780,578
Foreign currency transactions	(310,017)

38,470,561

Net change in unrealized appreciation (depreciation) on:
Investments	(25,239,765)
Foreign currencies	(265,179)

(25,504,944)

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	12,965,617

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,768,996

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income	$10,803,379	$8,723,957
Net realized gain on investment and foreign currency transactions	38,470,561	65,395,026
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(25,504,944)	88,778,751

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,768,996	162,897,734

SERIES SHARE TRANSACTIONS
Series shares sold [941,874 and 782,060 shares, respectively]	23,729,047	17,649,736
Series shares repurchased [2,863,482 and 2,132,268 shares, respectively]	(72,868,700)	(47,193,527)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(49,139,653)	(29,543,791)

TOTAL INCREASE (DECREASE)	(25,370,657)	133,353,943
NET ASSETS:
Beginning of year	744,543,728	611,189,785

End of year	$719,173,071	$744,543,728

SEE NOTES TO FINANCIAL STATEMENTS.

A97

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 96.0% ASSET-BACKED SECURITIES — 4.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 3.1%
Anchorage Capital CLO Ltd., Series 2014-5A, Class A, 144A	1.833%	(a)	10/15/26	750	$747,520
Ares CLO Ltd., Series 2014-31A, Class A1, 144A	1.678%	(a)	08/28/25	1,000	995,318
Battalion CLO VII Ltd., Series 2014-7A, Class A1, 144A	1.800%	(a)	10/17/26	750	747,404
Galaxy CLO Ltd., Series 2014-18A, Class A, 144A	1.704%	(a)	10/15/26	3,250	3,218,925
Magnetite VIII Ltd., Series 2014-8A, Class A, 144A	1.711%	(a)	04/15/26	260	257,844
Silver Spring Ltd., Series 2014-1A, Class A, 144A	1.721%	(a)	10/15/26	1,500	1,483,925
Voya CLO Ltd., Series 2014-3A, Class A1, 144A	1.649%	(a)	07/25/26	3,000	2,965,204

					10,416,140

Collateralized Mortgage Obligations — 0.4%
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2496, Class PM	5.500%		09/15/17	299	313,730
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2501, Class MC	5.500%		09/15/17	97	100,800
Federal Home Loan Mortgage Corp., REMICS, Series 2002-2513, Class HC	5.000%		10/15/17	596	622,366
Federal National Mortgage Assoc., REMICS, Series 2002-57, Class ND	5.500%		09/25/17	115	119,535
Merrill Lynch Mortgage Investors, Inc., Series 2003-E, Class A1	0.790%	(a)	10/25/28	49	48,562
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.573%	(a)	02/25/34	218	217,086

					1,422,079

Non-Residential Mortgage-Backed Securities — 0.7%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	1,500	1,663,770
Small Business Administration Participation Certificates, Series 1996-20J, Class 1	7.200%		10/01/16	241	249,627
Small Business Administration Participation Certificates, Series 1997-20A, Class 1	7.150%		01/01/17	181	187,967
Small Business Administration Participation Certificates, Series 1997-20G, Class 1	6.850%		07/01/17	106	109,913
Small Business Administration Participation Certificates, Series 1998-20I, Class 1	6.000%		09/01/18	309	322,717

					2,533,994

TOTAL ASSET-BACKED SECURITIES (cost $14,198,400)					14,372,213

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A3	5.293%		12/11/49	168	169,352
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	5.223%		08/15/48	1,800	1,896,743
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	971,095
Commercial Mortgage Trust, Series 2005-GG5, Class AM	5.277%	(a)	04/10/37	1,500	1,532,703
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39	674	675,799
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.467%	(a)	02/15/39	200	208,034
Federal National Mortgage Assoc., Series 2012-M13, Class A2	2.377%		05/25/22	1,850	1,831,261
Federal National Mortgage Assoc., Series 2012-M2, Class A2	2.717%		02/25/22	200	203,045
Federal National Mortgage Assoc., Series 2014-M2, Class A2	3.513%		12/25/23	2,650	2,824,598
FHLMC Multifamily Structured Pass-Through Certificates, Series K003, Class A5	5.085%		03/25/19	250	280,661
FHLMC Multifamily Structured Pass-Through Certificates, Series K004, Class A2	4.186%		08/25/19	4,825	5,269,489
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class A2	4.317%		11/25/19	1,100	1,209,960
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, I/O	1.654%	(a)	06/25/20	18,941	1,282,972
FHLMC Multifamily Structured Pass-Through Certificates, Series K019, Class X1, I/O	1.732%	(a)	03/25/22	18,489	1,837,460
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.465%	(a)	05/25/22	9,277	799,075
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.506%	(a)	06/25/22	9,825	873,917

SEE NOTES TO FINANCIAL STATEMENTS.

A98

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class A2	2.573%		09/25/22	2,000	$2,005,802
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, I/O	0.900%	(a)	10/25/22	27,665	1,551,972
FHLMC Multifamily Structured Pass-Through Certificates, Series K026, Class A2	2.510%		11/25/22	3,600	3,590,986
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%		02/25/23	3,600	3,789,295
FHLMC Multifamily Structured Pass-Through Certificates, Series K032, Class A2	3.310%	(a)	05/25/23	2,730	2,869,519
FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2	3.060%		07/25/23	3,600	3,716,381
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%		07/25/23	5,200	5,552,066
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class X1, I/O	0.800%	(a)	10/25/23	27,958	1,576,645
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.685%	(a)	08/25/16	3,350	63,285
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.778%	(a)	05/25/19	8,347	551,958
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.707%	(a)	07/25/19	7,898	506,932
FHLMC Multifamily Structured Pass-Through Certificates, Series KSMC, Class A2	2.615%		01/25/23	3,600	3,601,073
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A3	5.787%	(a)	06/15/49	1,000	1,013,024
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,700	1,661,874
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C23, Class A3	3.368%		09/15/47	1,700	1,756,397
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4B	5.252%	(a)	09/15/42	800	818,871
NCUA Guaranteed Notes, Series 2010-C1, Class A2	2.900%		10/29/20	2,600	2,669,688
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,300	1,287,018
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX	5.179%	(a)	07/15/42	1,800	1,838,025
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A5	5.416%	(a)	01/15/45	1,500	1,553,997
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.723%	(a)	05/15/43	2,000	2,094,274
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3	5.765%	(a)	07/15/45	2,333	2,444,008

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $68,392,446)					68,379,254

CORPORATE BOND — 0.7%
Province of British Columbia, Sr. Unsec’d. Notes (cost $2,239,253)(b)	2.000%		10/23/22	2,405	2,352,542

FOREIGN GOVERNMENT AGENCIES — 0.8%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%		07/24/24	1,410	1,437,570
KFW, Gov’t. Gtd., GMTN(b)	2.750%		10/01/20	1,320	1,378,793

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $2,768,198)					2,816,363

MUNICIPAL BOND — 0.2%
Utah
State of Utah, BABs, Series D (cost $630,000)	4.554%		07/01/24	630	708,315

U.S. GOVERNMENT AGENCY OBLIGATIONS — 47.2%
Federal Home Loan Mortgage Corp.	0.750%		01/12/18	1,380	1,360,196
Federal Home Loan Mortgage Corp.	2.354%	(a)	05/01/34	423	451,946
Federal Home Loan Mortgage Corp.(c)	2.500%		TBA	500	508,539

SEE NOTES TO FINANCIAL STATEMENTS.

A99

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	3.000%		06/01/29	948	$986,764
Federal Home Loan Mortgage Corp.(c)	3.000%		TBA	2,000	2,015,234
Federal Home Loan Mortgage Corp.(c)	3.500%		TBA	1,000	1,055,625
Federal Home Loan Mortgage Corp.(c)	3.500%		TBA	4,000	4,149,062
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	3,651	3,899,738
Federal Home Loan Mortgage Corp.	4.500%		09/01/39	3,609	3,912,448
Federal Home Loan Mortgage Corp.	5.000%		06/01/33-05/01/34	1,620	1,794,486
Federal Home Loan Mortgage Corp.	5.500%		05/01/37-05/01/38	1,068	1,194,220
Federal Home Loan Mortgage Corp.	6.000%		09/01/34-08/01/39	776	878,957
Federal Home Loan Mortgage Corp.	6.500%		09/01/32	108	124,063
Federal National Mortgage Assoc.(b)	0.875%		05/21/18	580	570,356
Federal National Mortgage Assoc.	1.750%		06/20/19	3,690	3,708,184
Federal National Mortgage Assoc.(b)	1.750%		11/26/19	745	745,447
Federal National Mortgage Assoc.	1.875%		02/19/19	90	91,366
Federal National Mortgage Assoc.	1.988%	(a)	04/01/34	170	180,513
Federal National Mortgage Assoc.	2.183%	(a)	07/01/33	1,202	1,273,028
Federal National Mortgage Assoc.	2.195%	(a)	04/01/34	316	336,780
Federal National Mortgage Assoc.	2.225%	(a)	06/01/34	287	304,291
Federal National Mortgage Assoc.	2.392%	(a)	08/01/33	833	880,889
Federal National Mortgage Assoc.(c)	2.500%		TBA	5,500	5,588,946
Federal National Mortgage Assoc.	2.625%		09/06/24	1,950	1,974,806
Federal National Mortgage Assoc.(c)	3.000%		TBA	4,000	4,157,656
Federal National Mortgage Assoc.	3.000%		08/01/28	2,166	2,255,116
Federal National Mortgage Assoc.(c)	3.000%		TBA	9,000	9,081,387
Federal National Mortgage Assoc.	3.500%		03/01/27-06/01/39	1,615	1,701,566
Federal National Mortgage Assoc.(c)	3.500%		TBA	6,000	6,238,361
Federal National Mortgage Assoc.(c)	3.500%		TBA	12,500	13,030,275
Federal National Mortgage Assoc.(c)	4.000%		TBA	13,000	13,874,301
Federal National Mortgage Assoc.(c)	4.000%		TBA	2,500	2,661,299
Federal National Mortgage Assoc.	4.000%		09/01/40	3,694	3,949,391
Federal National Mortgage Assoc.(c)	4.500%		TBA	6,000	6,512,813
Federal National Mortgage Assoc.(c)	4.500%		TBA	6,500	7,043,360
Federal National Mortgage Assoc.	4.500%		05/01/40	4,128	4,513,285
Federal National Mortgage Assoc.	5.000%		07/01/18-05/01/36	2,856	3,124,663
Federal National Mortgage Assoc.(c)	5.000%		TBA	3,500	3,866,885
Federal National Mortgage Assoc.	5.500%		01/01/17-11/01/35	6,984	7,865,473
Federal National Mortgage Assoc.	6.000%		05/01/21-05/01/38	1,488	1,693,087
Federal National Mortgage Assoc.	6.500%		01/01/15-10/01/37	1,591	1,845,856
Federal National Mortgage Assoc.	7.000%		12/01/31-01/01/36	235	274,101
Federal National Mortgage Assoc.	8.000%		03/01/22-02/01/26	10	10,520
Federal National Mortgage Assoc.	9.000%		02/01/25-04/01/25	35	40,124
Financing Corp. Strips Principal, Series 4-P	1.390%	(d)	10/06/17	2,700	2,604,790
Financing Corp. Strips Principal, Series D-P	2.224%	(d)	09/26/19	1,370	1,249,777
Government National Mortgage Assoc.(c)	3.000%		TBA	3,000	3,067,875
Government National Mortgage Assoc.(c)	3.500%		TBA	3,000	3,149,063
Government National Mortgage Assoc.	3.500%		10/20/43	1,977	2,077,533
Government National Mortgage Assoc.	4.000%		06/15/40-06/20/44	2,478	2,660,630
Government National Mortgage Assoc.(c)	4.000%		TBA	3,000	3,216,527
Government National Mortgage Assoc.(c)	4.500%		TBA	2,000	2,185,234
Government National Mortgage Assoc.	4.500%		02/20/41-03/20/41	2,877	3,156,956
Government National Mortgage Assoc.	5.000%		07/15/33-04/15/34	847	941,237
Government National Mortgage Assoc.	5.500%		03/15/34-03/15/36	767	865,031
Government National Mortgage Assoc.	6.500%		07/15/32-08/15/32	241	279,581
Government National Mortgage Assoc.	7.000%		03/15/23-08/15/28	533	593,472
Government National Mortgage Assoc.	7.500%		12/15/25-02/15/26	83	94,434
Government National Mortgage Assoc.	8.500%		09/15/24-04/15/25	173	197,932
Hashemite Kingdom of Jordan, USAID Bond (Jordan), U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	937	952,611
Ukraine Government USAID Bonds, U.S. Gov’t. Gtd. Notes	1.844%		05/16/19	565	568,814

SEE NOTES TO FINANCIAL STATEMENTS.

A100

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Westpac Banking Corp., 144A(b)	2.000%		05/21/19	610	$607,806

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $156,858,203)					160,194,706

U.S. TREASURY OBLIGATIONS — 22.7%
U.S. Treasury Bonds	2.250%		11/15/24	655	659,401
U.S. Treasury Bonds	2.875%		05/15/43	415	424,467
U.S. Treasury Bonds	3.000%		11/15/44	2,100	2,206,970
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/19	10,417	10,302,685
U.S. Treasury Notes	1.250%		11/30/18	8,865	8,802,670
U.S. Treasury Notes(e)	1.500%		12/31/18	16,585	16,607,025
U.S. Treasury Notes	1.500%		01/31/19-05/31/19	2,465	2,464,244
U.S. Treasury Notes(b)	1.500%		11/30/19	1,015	1,008,577
U.S. Treasury Notes	1.625%		12/31/19	910	908,650
U.S. Treasury Notes	2.375%		05/31/18-08/15/24	6,270	6,478,401
U.S. Treasury Notes	2.875%		03/31/18	6,660	7,006,526
U.S. Treasury Notes	3.125%		08/15/44	350	376,797
U.S. Treasury Notes	3.375%		05/15/44	155	174,496
U.S. Treasury Strips Coupon	1.863%	(d)	05/15/22	8,820	7,542,555
U.S. Treasury Strips Coupon	2.037%	(d)	02/15/22	2,280	1,963,522
U.S. Treasury Strips Coupon(f)	2.404%	(d)	08/15/21	3,370	2,947,190
U.S. Treasury Strips Coupon(b)	4.138%	(d)	02/15/42	5,000	2,297,816
U.S. Treasury Strips Principal(b)	3.591%	(d)	05/15/44	3,515	1,520,480
U.S. Treasury Strips Principal	3.874%	(d)	02/15/44	7,565	3,298,453

TOTAL U.S. TREASURY OBLIGATIONS (cost $75,110,578)					76,990,925

TOTAL LONG-TERM INVESTMENTS (cost $320,197,078)					325,814,318

SHORT-TERM INVESTMENTS — 33.8%				Shares
AFFILIATED MUTUAL FUNDS — 33.8%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $55,240,720)(Note 4)(g)				5,613,042	52,425,815
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $62,007,278; includes $9,678,833 of cash collateral for securities on loan) (Note 4)(g)(h)				62,007,278	62,007,278

TOTAL AFFILIATED MUTUAL FUNDS (cost $117,247,998)					114,433,093

				Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.38				38,200	29,844
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $110.00				38,200	2,984

TOTAL OPTIONS PURCHASED (cost $54,395)					32,828

TOTAL SHORT-TERM INVESTMENTS (cost $117,302,393)					114,465,921

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 129.8% (cost $437,499,471)					440,280,239

SEE NOTES TO FINANCIAL STATEMENTS.

A101

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

OPTION WRITTEN*	Notional Amount (000)#	Value (Note 2)
Call Option
2 Year U.S. Treasury Notes Futures, expiring 01/23/15, Strike Price $109.63 (Premiums received $35,136)	76,400	$(11,937)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 129.8% (cost $437,464,335)		440,268,302
LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (29.8)%		(101,087,771)

NET ASSETS — 100.0%		$339,180,531

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal or notional amount shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,495,771; cash collateral of $9,678,833 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(c)	All or partial principal amount of $87,000,000 represents to-be announced (“TBA”) securities acquired under mortgage dollar roll agreement.

(d)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(g)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(h)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)(1)
Long Positions:
343	2 Year U.S. Treasury Notes	Mar. 2015	$74,996,918	$74,977,656	$(19,262)
70	5 Year U.S. Treasury Notes	Mar. 2015	8,323,302	8,325,078	1,776
85	10 Year U.S. Treasury Notes	Mar. 2015	10,775,593	10,777,734	2,141
67	U.S. Ultra Bonds	Mar. 2015	10,817,611	11,067,563	249,952

					234,607

Short Position:
71	U.S. Long Bonds	Mar. 2015	10,261,490	10,263,937	(2,447)

					$232,160

(1)	A U.S. Treasury security with a market value of $493,239 has been segregated with Citigroup Global Markets to cover requirements for open contracts at December 31, 2014.

Interest rate swap agreements outstanding at December 31, 2014:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
1,360	11/30/16	0.945%	3 Month LIBOR(1)	$(3,404)	$—	$(3,404)	Citigroup Global Markets
4,700	02/15/19	1.656%	3 Month LIBOR(1)	(39,903)	—	(39,903)	Citigroup Global Markets
4,700	02/15/19	1.794%	3 Month LIBOR(2)	68,402	—	68,402	JPMorgan Chase

				$25,095	$—	$25,095

SEE NOTES TO FINANCIAL STATEMENTS.

A102

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Interest rate swap agreements outstanding at December 31, 2014 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
100	02/21/16	0.429%	3 Month LIBOR(1)	$150	$71	$(79)
5,820	06/30/16	0.618%	3 Month LIBOR(1)	165	2,912	2,747
22,440	06/30/16	0.655%	3 Month LIBOR(1)	(2,351)	(1,175)	1,176
6,240	06/30/16	0.655%	3 Month LIBOR(1)	165	(339)	(504)
13,540	08/29/16	0.710%	3 Month LIBOR(1)	121	4,263	4,142
19,075	05/31/19	1.730%	3 Month LIBOR(1)	1,517	19,171	17,654
10,750	08/29/19	1.804%	3 Month LIBOR(2)	136	44,689	44,553
7,855	09/17/21	2.358%	3 Month LIBOR(2)	197	172,206	172,009
6,285	10/31/21	2.152%	3 Month LIBOR(1)	187	(23,149)	(23,336)
5,100	01/13/22	2.351%	3 Month LIBOR(1)	181	(102,421)	(102,602)
4,850	01/13/22	2.480%	3 Month LIBOR(1)	180	(139,180)	(139,360)
1,710	01/22/22	2.467%	3 Month LIBOR(1)	160	(47,427)	(47,587)
8,720	12/20/23	2.932%	3 Month LIBOR(1)	220	(516,814)	(517,034)
11,725	08/18/24	2.750%	3 Month LIBOR(2)	168	502,899	502,731
2,920	08/29/24	2.560%	3 Month LIBOR(1)	112	(76,066)	(76,178)
11,600	09/17/24	2.732%	3 Month LIBOR(1)	243	(476,432)	(476,675)
4,230	09/17/29	3.070%	3 Month LIBOR(2)	192	304,782	304,590

				$1,743	$(332,010)	$(333,753)

A U.S. Treasury security with a market value of $690,916 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate swap contracts at December 31, 2014.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$10,416,140	$—
Collateralized Mortgage Obligations	—	1,422,079	—
Non-Residential Mortgage-Backed Securities	—	2,533,994	—
Commercial Mortgage-Backed Securities	—	68,379,254	—
Corporate Bond	—	2,352,542	—
Foreign Government Agencies	—	2,816,363	—
Municipal Bond	—	708,315	—
U.S. Government Agency Obligations	—	160,194,706	—
U.S. Treasury Obligations	—	76,990,925	—
Affiliated Mutual Funds	114,433,093	—	—
Options Purchased	32,828	—	—
Option Written	(11,937)	—	—
Other Financial Instruments*
Futures Contracts	232,160	—	—
Over-the-counter interest rate swaps	—	25,095	—
Exchange-traded interest rate swaps	—	(333,753)	—

Total	$114,686,144	$325,505,660	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

U.S. Government Agency Obligations	47.2%
Affiliated Mutual Funds	33.8
U.S. Treasury Obligations	22.7
Commercial Mortgage-Backed Securities	20.2
Collateralized Loan Obligations	3.1
Foreign Government Agencies	0.8
Non-Residential Mortgage-Backed Securities	0.7
Corporate Bond	0.7
Collateralized Mortgage Obligations	0.4

Municipal Bond	0.2%
Options Purchased	— **
Option Written	— **

129.8
Liabilities in excess of other assets	(29.8)

100.0%

**	Less than 0.05%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin futures	$253,869	*	Due from broker — variation margin futures	$21,709	*
Interest rate contracts	Due from broker — variation margin swaps	1,049,602	*	Due from broker — variation margin swaps	1,383,355	*
Interest rate contracts	Unrealized appreciation on swap agreements	68,402		Unrealized depreciation on swap agreements	43,307
Interest rate contracts	Unaffiliated investments	32,828		Option written outstanding, at value	11,937

Total		$1,404,701			$1,460,308

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Option Written	Futures	Swaps	Total
Interest rate contracts	$(232,641)	$(60,430)	$411,559	$(896,250)	$(777,762)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased*	Option Written	Futures	Swaps	Total
Interest rate contracts	$62,526	$23,199	$1,067,196	$(1,624,660)	$(471,739)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Options Written (Notional Amount in USD (000))	Futures Long Position (Value at Trade Date)
$314,548	$52,436	$89,304,834

Futures Short Position (Value at Trade Date)	Interest Rate Swaps (Notional Amount in USD (000))
$17,730,843	$135,097

SEE NOTES TO FINANCIAL STATEMENTS.

A104

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Citigroup Global Markets	$—	$—	$—	$—
JPMorgan Chase	68,402	—	—	68,402

	$68,402

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Citigroup Global Markets	$(43,307)	$—	$—	$(43,307)
JPMorgan Chase	—	—	—	—

	$(43,307)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $9,495,771:
Unaffiliated investments (cost $320,251,473)	$325,847,146
Affiliated investments (cost $117,247,998)	114,433,093
Receivable for investments sold	117,464,769
Dividends receivable	1,012,785
Unrealized appreciation on over-the-counter swap agreements	68,402
Due from broker—variation margin swaps	31,838
Receivable for Series shares sold	769
Prepaid expenses	2,657

Total Assets	558,861,459

LIABILITIES
Payable for investments purchased	208,639,349
Payable to broker for collateral for securities on loan	9,678,833
Payable to custodian	1,005,806
Management fee payable	115,275
Accrued expenses	108,163
Payable for Series shares repurchased	72,779
Unrealized depreciation on over-the-counter swap agreements	43,307
Option written outstanding, at value (premiums received $35,136)	11,937
Due to broker—variation margin futures	4,553
Affiliated transfer agent fee payable	926

Total Liabilities	219,680,928

NET ASSETS	$339,180,531

Net assets were comprised of:
Paid-in capital	$326,291,161
Retained earnings	12,889,370

Net assets, December 31, 2014	$339,180,531

Net asset value and redemption price per share $339,180,531 / 28,454,702 outstanding shares of beneficial interest	$11.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Interest income	$6,759,710
Affiliated dividend income	722,747
Affiliated income from securities loaned, net	35,816

Total income	7,518,273

EXPENSES
Management fee	1,363,330
Custodian’s fees and expenses	85,000
Shareholders’ reports	84,000
Audit fee	33,000
Trustees’ fees	13,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Legal fees and expenses	11,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	8,580

Total expenses	1,616,910

NET INVESTMENT INCOME	5,901,363

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	8,017,354
Futures transactions	411,559
Options written transactions	(60,430)
Swap agreement transactions	(896,250)

7,472,233

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $166,788)	6,529,006
Futures	1,067,196
Options written	23,199
Swap agreements	(1,624,660)

5,994,741

NET GAIN ON INVESTMENT TRANSACTIONS	13,466,974

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,368,337

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$5,901,363	$6,413,372
Net realized gain (loss) on investment transactions	7,472,234	(2,399,719)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,994,740	(12,420,842)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,368,337	(8,407,189)

DIVIDENDS FROM NET INVESTMENT INCOME	(1,210,720)	(17,437,795)

SERIES SHARE TRANSACTIONS
Series shares sold [449,768 and 353,311 shares, respectively]	5,246,081	4,141,803
Series shares issued in reinvestment of distributions [105,280 and 1,506,594 shares, respectively]	1,210,720	17,437,795
Series shares repurchased [2,279,485 and 3,202,620 shares, respectively]	(26,512,995)	(37,560,842)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(20,056,194)	(15,981,244)

TOTAL DECREASE	(1,898,577)	(41,826,228)
NET ASSETS:
Beginning of year	341,079,108	382,905,336

End of year	$339,180,531	$341,079,108

SEE NOTES TO FINANCIAL STATEMENTS.

A106

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 93.1% ASSET-BACKED SECURITIES — 0.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 0.4%
Primus CLO II Ltd. (Cayman Islands), Series 2007-2A, Class A, 144A	0.463%	(a)	07/15/21	455	$449,654
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class D, 144A	4.482%	(a)	08/17/22	13,000	12,812,169

					13,261,823

Residential Mortgage-Backed Securities
Argent Securities, Inc./Asset-Backed Pass-Through Certificate, Series 2003-W8, Class M1	1.220%	(a)	12/25/33	103	99,535
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2	4.099%	(a)	01/25/37	526	283,636
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A6A	5.726%		10/25/36	349	219,245
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-9XS, Class 2A1	0.470%	(a)	06/25/35	267	233,210

					835,626

TOTAL ASSET-BACKED SECURITIES (cost $12,729,793)					14,097,449

BANK LOANS(a) — 1.9%
Capital Goods — 0.4%
CPM Holdings, Inc.	10.250%		03/01/18	7,750	7,750,000
Neff Rental LLC	7.250%		06/09/21	4,415	4,326,828

					12,076,828

Chemicals — 0.2%
Solenis International LP	7.750%		07/31/22	7,500	7,287,502

Energy – Other — 0.1%
American Energy Marcellus LLC	8.500%		08/04/21	3,675	3,105,375
Fieldwood Energy LLC	8.375%		09/30/20	3,000	2,178,000

					5,283,375

Gaming — 0.2%
CCM Merger, Inc. (original cost $4,291,204; purchased 07/30/14)(b)(c)	4.500%		08/06/21	4,324	4,258,777
Golden Nugget, Inc.	5.500%		11/21/19	1,485	1,468,294
Yonkers Racing Corp.	8.750%		08/20/20	1,180	796,500

					6,523,571

Healthcare & Pharmaceutical
Radnet Mgmt., Inc.	8.000%		03/25/21	1,000	990,000

Lodging — 0.1%
Four Seasons Holdings, Inc. (Canada)	6.250%		12/28/20	1,750	1,736,875

Retailers
Advantage Sales & Marketing, Inc.	7.500%		07/25/22	1,000	984,500

Technology — 0.9%
BMC Software Finance, Inc.	5.000%		09/10/20	4,974	4,815,421
Evergreen Skills Lux Sarl (Luxembourg)	9.250%		04/28/22	16,200	15,228,000
Kronos, Inc.	9.750%		04/30/20	7,956	8,075,542

					28,118,963

TOTAL BANK LOANS (cost $65,659,892)					63,001,614

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 1A1	2.471%	(a)	10/25/35	94	82,546
American Home Mortgage Assets Trust, Series 2006-4, Class 1A12	0.380%	(a)	10/25/46	40	26,771
American Home Mortgage Assets Trust, Series 2006-5, Class A1	1.033%	(a)	11/25/46	352	192,337
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1	1.827%	(a)	09/25/45	18	17,640
Banc of America Alternative Loan Trust, Series 2005-4, Class CB6	0.570%	(a)	05/25/35	40	30,848
Banc of America Funding Trust, Series 2006-B, Class 2A1	2.634%	(a)	03/20/36	118	101,786

SEE NOTES TO FINANCIAL STATEMENTS.

A107

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bear Stearns ARM Trust, Series 2005-10, Class A2	2.710%	(a)	10/25/35	45	$44,487
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA	2.745%	(a)	09/25/37	77	68,785
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A3	5.220%	(a)	10/25/35	29	24,609
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1	2.662%	(a)	02/25/37	36	32,090
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A	0.375%	(a)	07/20/46	32	22,348
Countrywide Alternative Loan Trust, Series 2006-OA11, Class A1B	0.360%	(a)	09/25/46	43	36,371
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2A1	0.490%	(a)	03/25/35	97	92,523
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2, Class 1A5	6.000%		05/25/36	63	54,181
HarborView Mortgage Loan Trust, Series 2006-1, Class 2A1A	0.404%	(a)	03/19/36	309	226,141
HarborView Mortgage Loan Trust, Series 2006-5, Class 2A1A	0.344%	(a)	07/19/46	48	30,815
HarborView Mortgage Loan Trust, Series 2006-7, Class 2A1B	0.414%	(a)	09/19/46	51	5,266
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1	0.360%	(a)	09/25/46	36	30,742
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A96	6.000%		08/25/37	30	26,939
MASTR Adjustable Rate Mortgages Trust, Series 2006-OA1, Class 1A1	0.380%	(a)	04/25/46	25	18,984
Residential Accredit Loans, Inc., Series 2006-QA2, Class 3A1	5.500%		02/25/36	193	152,873
Residential Accredit Loans, Inc., Series 2007-QS4, Class 2A1	0.500%	(a)	03/25/37	158	57,469
Residential Asset Securitization Trust, Series 2007-A5, Class 2A3	6.000%		05/25/37	59	52,262
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 2A1	0.360%	(a)	07/25/46	49	39,068
SunTrust Alternative Loan Trust, Series 2006-1F, Class 3A	0.520%	(a)	04/25/36	111	45,295
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3	2.301%	(a)	02/25/37	31	26,851
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 4A1	2.362%	(a)	02/25/37	39	34,503
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A	0.873%	(a)	04/25/47	43	37,410

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $1,421,811)					1,611,940

CORPORATE BONDS — 90.6%
Aerospace & Defense — 1.9%
Alliant Techsystems, Inc., Gtd. Notes	6.875%		09/15/20	2,475	2,635,875
Alliant Techsystems, Inc., Gtd. Notes, 144A	5.250%		10/01/21	2,965	2,987,237
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(d)	5.750%		03/15/22	2,450	2,480,625
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(d)	6.000%		10/15/22	3,425	3,459,250
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(d)	6.125%		01/15/23	4,850	4,947,000
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(d)	7.750%		03/15/20	2,476	2,686,460
Esterline Technologies Corp., Gtd. Notes	7.000%		08/01/20	5,400	5,670,000
KLX, Inc., Gtd. Notes, 144A	5.875%		12/01/22	5,850	5,908,500
LMI Aerospace, Inc., Sec’d. Notes, 144A	7.375%		07/15/19	4,225	4,119,375
Sequa Corp., Gtd. Notes, 144A (original cost $8,703,219; purchased 12/10/12-12/17/13)(b)(c)(d)	7.000%		12/15/17	8,659	7,793,100
TransDigm, Inc., Gtd. Notes(d)	6.000%		07/15/22	6,150	6,134,625
TransDigm, Inc., Gtd. Notes	6.500%		07/15/24	6,150	6,180,750
TransDigm, Inc., Gtd. Notes(d)	7.500%		07/15/21	5,245	5,585,925

					60,588,722

Automotive — 2.2%
American Axle & Manufacturing, Inc., Gtd. Notes(d)	6.250%		03/15/21	4,875	5,118,750
American Axle & Manufacturing, Inc., Gtd. Notes(d)	6.625%		10/15/22	5,000	5,300,000
American Axle & Manufacturing, Inc., Gtd. Notes	7.750%		11/15/19	675	756,000
Chrysler Group LLC/CG Co.-Issuer, Inc., Sec’d. Notes	8.000%		06/15/19	3,100	3,258,875
Chrysler Group LLC/CG Co.-Issuer, Inc., Sec’d. Notes	8.250%		06/15/21	9,500	10,521,250
Dana Holding Corp., Sr. Unsec’d. Notes	5.375%		09/15/21	4,050	4,171,500
Dana Holding Corp., Sr. Unsec’d. Notes	6.750%		02/15/21	6,909	7,306,267
General Motors Co., Sr. Unsec’d. Notes	4.875%		10/02/23	5,275	5,644,250
General Motors Financial Co., Inc., Gtd. Notes	3.250%		05/15/18	1,150	1,151,437

SEE NOTES TO FINANCIAL STATEMENTS.

A108

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Automotive (continued)
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	5.625%		02/01/23	650	$684,125
Lear Corp., Gtd. Notes	4.750%		01/15/23	775	773,063
Lear Corp., Gtd. Notes	5.250%		01/15/25	11,450	11,593,125
Meritor, Inc., Gtd. Notes	6.250%		02/15/24	3,775	3,831,625
Meritor, Inc., Gtd. Notes(d)	6.750%		06/15/21	5,075	5,303,375
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A(d)	6.750%		11/15/22	1,800	1,881,000
Titan International, Inc., Sr. Sec’d. Notes	6.875%		10/01/20	5,350	4,708,000

					72,002,642

Banking — 1.2%
Ally Financial, Inc., Gtd. Notes	8.000%		03/15/20	6,811	8,036,980
Ally Financial, Inc., Sr. Unsec’d. Notes	3.750%		11/18/19	8,775	8,643,375
Bank of America Corp., Series K, Jr. Sub. Notes	8.000%	(a)	12/29/49	730	783,838
Bank of America Corp., Series U, Jr. Sub. Notes(d)	5.200%	(a)	12/31/49	2,925	2,701,969
Citigroup, Inc., Jr. Sub. Notes(d)	5.800%	(a)	12/31/49	9,515	9,515,000
HBOS PLC (United Kingdom), Sub. Notes, GMTN, 144A	6.750%		05/21/18	400	445,798
Morgan Stanley, Series H, Jr. Sub. Notes	5.450%	(a)	12/31/49	4,975	4,983,955
Wells Fargo & Co., Series S, Jr. Sub. Notes	5.900%	(a)	12/31/49	4,975	5,012,312

					40,123,227

Building Materials & Construction — 3.1%
Beazer Homes USA, Inc., Gtd. Notes	5.750%		06/15/19	4,375	4,200,000
Beazer Homes USA, Inc., Gtd. Notes(d)	7.250%		02/01/23	1,425	1,382,250
Beazer Homes USA, Inc., Gtd. Notes	7.500%		09/15/21	7,625	7,663,125
Beazer Homes USA, Inc., Gtd. Notes(d)	9.125%		05/15/19	5,000	5,225,000
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A(d)	6.125%		07/01/22	5,175	5,382,000
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A(c)	5.375%		11/15/24	6,250	6,234,375
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $2,215,000; purchased 04/19/13)(b)(c)	6.750%		05/01/21	2,000	2,115,000
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%		10/12/22	5,975	6,662,125
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.700%		01/11/25	6,475	6,280,750
D.R. Horton, Inc., Gtd. Notes	4.750%		02/15/23	8,825	8,780,875
D.R. Horton, Inc., Gtd. Notes	6.500%		04/15/16	900	949,500
HD Supply, Inc., Sr. Sec’d. Notes, 144A	5.250%		12/15/21	4,725	4,807,687
KB Home, Gtd. Notes(d)	7.000%		12/15/21	2,725	2,866,359
KB Home, Gtd. Notes(d)	7.500%		09/15/22	5,425	5,750,500
Masco Corp., Sr. Unsec’d. Notes	5.950%		03/15/22	1,675	1,859,250
Standard Pacific Corp., Gtd. Notes(d)	6.250%		12/15/21	800	820,000
Standard Pacific Corp., Gtd. Notes	8.375%		05/15/18	925	1,045,250
Standard Pacific Corp., Gtd. Notes(d)	8.375%		01/15/21	525	594,563
Standard Pacific Corp., Gtd. Notes(d)	10.750%		09/15/16	3,875	4,388,438
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.625%		03/01/24	2,150	2,074,750
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A(c)(d)	7.750%		04/15/20	5,892	6,245,520
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A(c)	7.750%		04/15/20	1,762	1,867,720
Toll Brothers Finance Corp., Gtd. Notes	4.000%		12/31/18	825	829,125
WCI Communities, Inc., Gtd. Notes	6.875%		08/15/21	8,570	8,591,425
William Lyon Homes, Inc., Gtd. Notes, 144A(d)	7.000%		08/15/22	4,825	4,873,250

					101,488,837

Cable — 3.7%
Cablevision Systems Corp., Sr. Unsec’d. Notes(d)	7.750%		04/15/18	1,375	1,512,500
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	9,975	11,097,187
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.125%		02/15/23	568	555,220
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.250%		03/15/21	635	639,763
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(d)	5.250%		09/30/22	2,200	2,194,500

SEE NOTES TO FINANCIAL STATEMENTS.

A109

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Cable (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(d)	5.750%		09/01/23	7,625	$7,720,312
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.750%		01/15/24	3,900	3,939,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	8.125%		04/30/20	1,600	1,684,000
CCOH Safari LLC, Gtd. Notes	5.500%		12/01/22	8,325	8,449,875
CCOH Safari LLC, Gtd. Notes	5.750%		12/01/24	4,600	4,651,750
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%		12/15/21	8,505	8,249,850
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%		12/15/21	6,125	5,941,250
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%		09/15/20	5,375	5,563,125
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750%		11/15/21	4,530	5,005,650
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875%		02/15/18	850	954,125
DISH DBS Corp., Gtd. Notes	5.875%		07/15/22	3,275	3,356,875
DISH DBS Corp., Gtd. Notes, 144A	5.875%		11/15/24	4,000	4,020,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(d)	5.500%		08/01/23	12,000	11,926,800
Mediacom Broadband LLC/Mediacom Broadband Corp., Gtd. Notes	5.500%		04/15/21	7,500	7,537,500
ONO Finance II PLC (Spain), Gtd. Notes, 144A	10.875%		07/15/19	1,625	1,722,500
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes(d)	5.750%		01/15/23	11,408	11,664,680
Unitymedia KabelBW GmbH (Germany), Gtd. Notes, 144A	6.125%		01/15/25	3,575	3,691,188
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	3,825	3,891,937
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.375%		04/15/21	4,000	4,130,000

					120,099,587

Capital Goods — 7.3%
ADS Waste Holdings, Inc., Gtd. Notes	8.250%		10/01/20	3,675	3,675,000
AECOM Technology Corp., Gtd. Notes, 144A	5.875%		10/15/24	10,200	10,429,500
Apex Tool Group LLC, Gtd. Notes, 144A (original cost $1,880,000; purchased 09/17/14)(b)(c)	7.000%		02/01/21	2,000	1,710,000
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%		07/15/22	8,925	9,482,812
Belden, Inc., Gtd. Notes, 144A	5.500%		09/01/22	4,025	3,994,813
BlueLine Rental Finance Corp., Sec’d. Notes, 144A (original cost $4,268,531; purchased 01/16/14-07/01/14)(b)(c)	7.000%		02/01/19	4,125	4,228,125
Case New Holland Industrial, Inc., Gtd. Notes	7.875%		12/01/17	4,150	4,565,000
CBRE Services, Inc., Gtd. Notes	5.000%		03/15/23	1,200	1,226,280
Clean Harbors, Inc., Gtd. Notes	5.250%		08/01/20	6,850	6,884,250
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $5,912,938; purchased 04/08/13-12/11/14)(b)(c)	8.750%		12/15/19	5,475	5,762,438
CNH Industrial Capital LLC, Gtd. Notes	3.625%		04/15/18	2,950	2,905,750
Dycom Investments, Inc., Gtd. Notes	7.125%		01/15/21	5,225	5,486,250
EnPro Industries, Inc., Gtd. Notes, 144A	5.875%		09/15/22	4,475	4,519,750
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A(b)(d)	6.000%		07/15/22	9,350	8,954,495
General Cable Corp., Gtd. Notes	5.750%	(a)	10/01/22	3,225	2,354,250
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A (original cost $5,875,000; purchased 11/10/14)(b)(c)	8.250%		12/01/22	5,875	5,977,812
Griffon Corp., Gtd. Notes	5.250%		03/01/22	13,235	12,391,269
H&E Equipment Services, Inc., Gtd. Notes(d)	7.000%		09/01/22	12,295	12,648,481
International Wire Group Holdings, Inc., Sec’d. Notes, 144A(d)	8.500%		10/15/17	6,250	6,546,875
Jurassic Holdings III, Inc., Sec’d. Notes, 144A	6.875%		02/15/21	7,775	7,230,750
Laureate Education, Inc., Gtd. Notes, 144A(d)	9.750%		09/01/19	12,425	12,797,750
Light Tower Rentals, Inc., Sr. Sec’d. Notes, 144A(d)	8.125%		08/01/19	4,250	3,304,375
Manitowoc Co., Inc. (The), Gtd. Notes	5.875%		10/15/22	2,550	2,588,250
Modular Space Corp., Sec’d. Notes, 144A (original cost $2,550,000; purchased 02/19/14)(b)(c)	10.250%		01/31/19	2,550	2,205,750
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $7,395,938; purchased 04/12/13-11/10/14)(b)(c)	7.875%		05/01/18	7,275	7,347,750
Rexel SA (France), Sr. Unsec’d. Notes, 144A	6.125%		12/15/19	3,600	3,708,000

SEE NOTES TO FINANCIAL STATEMENTS.

A110

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Capital Goods (continued)
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A	7.000%		05/15/18	1,450	$1,377,500
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Sr. Unsec’d. Notes, 144A (original cost $12,829,344; purchased 04/07/14-07/11/14)(b)(c)(d)	6.375%		05/01/22	12,750	12,431,250
Terex Corp., Gtd. Notes(d)	6.000%		05/15/21	8,889	9,066,780
Terex Corp., Gtd. Notes(d)	6.500%		04/01/20	2,175	2,251,125
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $3,045,000; purchased 10/10/13)(b)(c)	7.500%		02/15/19	3,000	2,955,000
United Rentals North America, Inc., Gtd. Notes(d)	5.750%		11/15/24	5,150	5,304,500
United Rentals North America, Inc., Gtd. Notes	6.125%		06/15/23	2,600	2,730,000
United Rentals North America, Inc., Gtd. Notes(d)	7.375%		05/15/20	2,625	2,835,000
United Rentals North America, Inc., Gtd. Notes	7.625%		04/15/22	12,640	13,897,680
United Rentals North America, Inc., Gtd. Notes(d)	8.375%		09/15/20	2,750	2,949,375
United Rentals North America, Inc., Sr. Unsec’d. Notes	8.250%		02/01/21	7,025	7,657,250
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A(d)	9.750%		02/01/19	7,915	8,192,025
WireCo WorldGroup, Inc., Gtd. Notes	9.500%		05/15/17	10,800	10,881,000

					235,454,260

Chemicals — 3.4%
Axalta Coating Systems US Holdings Inc./Axalta Coating Systems Dutch Holding B BV, Gtd. Notes, 144A(d)	7.375%		05/01/21	8,945	9,481,700
Axiall Corp., Gtd. Notes	4.875%		05/15/23	2,175	2,052,656
Chemtura Corp., Gtd. Notes(d)	5.750%		07/15/21	8,375	8,165,625
Eagle Spinco, Inc., Gtd. Notes(d)	4.625%		02/15/21	2,625	2,487,188
Hexion US Finance Corp., Sr. Sec’d. Notes(d)	6.625%		04/15/20	11,585	11,353,300
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000%		11/15/20	23,835	17,042,025
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sr. Sec’d. Notes	8.875%		02/01/18	9,275	8,254,750
Huntsman International LLC, Gtd. Notes, 144A(d)	5.125%		11/15/22	5,075	4,998,875
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	12,902	13,240,677
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Sec’d. Notes, 144A	6.500%		04/15/21	7,575	6,741,750
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A	9.750%		03/31/20	7,805	8,546,475
TPC Group, Inc., Sr. Sec’d. Notes, 144A (original cost $12,099,538; purchased 12/11/12-10/21/14)(b)(c)	8.750%		12/15/20	11,720	11,397,700
Tronox Finance LLC, Gtd. Notes(d)	6.375%		08/15/20	6,481	6,497,203

					110,259,924

Consumer — 2.2%
Acosta, Inc., Sr. Unsec’d. Notes, 144A	7.750%		10/01/22	7,550	7,644,375
Big Heart Pet Brands, Gtd. Notes(d)	7.625%		02/15/19	3,084	3,030,030
Brand Energy & Infrastructure Services, Inc., Gtd. Notes, 144A (original cost $5,325,000; purchased 11/22/13)(b)(c)	8.500%		12/01/21	5,325	4,792,500
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $3,100,000; purchased 05/09/12)(b)(c)	6.875%		06/15/19	3,100	3,239,500
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A(d)	4.625%		05/15/21	5,805	5,311,575
Gibson Brands, Inc., Sr. Sec’d. Notes, 144A(b)	8.875%		08/01/18	2,525	2,424,000
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500%		05/01/22	5,475	5,338,125
PVH Corp., Sr. Unsec’d. Notes(d)	4.500%		12/15/22	2,950	2,913,125
Service Corp. International, Sr. Unsec’d. Notes(d)	5.375%		05/15/24	8,650	8,823,000
Service Corp. International, Sr. Unsec’d. Notes	4.500%		11/15/20	2,325	2,284,312
Service Corp. International, Sr. Unsec’d. Notes	5.375%		01/15/22	925	948,125
Service Corp. International, Sr. Unsec’d. Notes	7.000%	(a)	06/15/17	4,143	4,453,725
Spectrum Brands, Inc., Gtd. Notes	6.375%		11/15/20	4,200	4,378,500
Springs Industries, Inc., Sr. Sec’d. Notes(d)	6.250%		06/01/21	2,950	2,935,250
Sun Products Corp. (The), Sr. Unsec’d. Notes, 144A(d)	7.750%		03/15/21	8,095	6,840,275
Visant Corp., Gtd. Notes	10.000%		10/01/17	1,369	1,187,608
West Corp., Gtd. Notes, 144A(d)	5.375%		07/15/22	5,450	5,218,375

					71,762,400

SEE NOTES TO FINANCIAL STATEMENTS.

A111

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric — 6.5%
AES Corp., Sr. Unsec’d. Notes	4.875%		05/15/23	2,175	$2,158,688
AES Corp., Sr. Unsec’d. Notes(d)	5.500%		03/15/24	2,400	2,435,520
AES Corp., Sr. Unsec’d. Notes(d)	7.375%		07/01/21	8,275	9,350,750
AES Corp., Sr. Unsec’d. Notes	8.000%		10/15/17	1,100	1,234,750
AES Corp., Sr. Unsec’d. Notes	8.000%		06/01/20	3,625	4,141,562
Calpine Corp., Sr. Sec’d. Notes, 144A(d)	6.000%		01/15/22	2,100	2,236,500
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%		01/15/23	7,479	8,245,597
Calpine Corp., Sr. Unsec’d. Notes(d)	5.375%		01/15/23	11,610	11,726,100
Calpine Corp., Sr. Unsec’d. Notes(d)	5.750%		01/15/25	7,075	7,163,437
Covanta Holding Corp., Sr. Unsec’d. Notes	5.875%		03/01/24	3,150	3,205,125
Covanta Holding Corp., Sr. Unsec’d. Notes(d)	6.375%		10/01/22	3,750	3,975,000
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%		12/01/20	3,055	3,245,938
DPL, Inc., Sr. Unsec’d. Notes	6.500%		10/15/16	730	770,150
DPL, Inc., Sr. Unsec’d. Notes	7.250%		10/15/21	15,875	16,192,500
DPL, Inc., Sr. Unsec’d. Notes, 144A	6.750%		10/01/19	4,250	4,292,500
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A	7.375%		11/01/22	30,605	31,140,587
Dynegy Finance I, Inc./Dynegy Finance II, Inc., Sr. Sec’d. Notes, 144A(d)	7.625%		11/01/24	15,730	16,044,600
Dynegy, Inc., Gtd. Notes	5.875%		06/01/23	7,310	6,944,500
GenOn Americas Generation LLC, Sr. Unsec’d. Notes	8.500%		10/01/21	1,000	860,000
GenOn Energy, Inc., Sr. Unsec’d. Notes(d)	9.500%		10/15/18	3,350	3,333,250
GenOn Energy, Inc., Sr. Unsec’d. Notes	9.875%		10/15/20	9,750	9,603,750
InterGen NV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $3,831,009; purchased 06/07/13)(b)(c)	7.000%		06/30/23	3,900	3,705,000
Mirant Corp., Bonds, 144A(b)	7.400%	(a)(e)	07/15/49	1,825	1,825
Mirant Mid Atlantic LLC, Series B, Pass-Through Certificates	9.125%		06/30/17	5,307	5,704,924
NRG Energy, Inc., Gtd. Notes	6.250%		07/15/22	9,018	9,220,905
NRG Energy, Inc., Gtd. Notes	7.625%		01/15/18	7,070	7,759,325
NRG Energy, Inc., Gtd. Notes(d)	7.875%		05/15/21	4,240	4,568,600
NRG Energy, Inc., Gtd. Notes	8.250%		09/01/20	4,950	5,284,125
NRG Energy, Inc., Gtd. Notes, 144A(d)	6.250%		05/01/24	13,100	13,329,250
NRG REMA LLC, Series B, Pass-Through Certificates(b)	9.237%		07/02/17	1,693	1,710,421
NRG REMA LLC, Series C, Pass-Through Certificates	9.681%		07/02/26	5,910	6,264,600
RJS Power Holdings LLC, Gtd. Notes, 144A	5.125%		07/15/19	5,625	5,554,688

					211,404,467

Energy – Integrated — 0.1%
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%		01/26/19	5,000	4,307,500

Energy – Other — 4.5%
Antero Resources Corp., Gtd. Notes, 144A(d)	5.125%		12/01/22	1,975	1,861,438
Bonanza Creek Energy, Inc., Gtd. Notes	5.750%		02/01/23	3,325	2,626,750
Bonanza Creek Energy, Inc., Gtd. Notes	6.750%		04/15/21	1,675	1,474,000
Bristow Group, Inc., Gtd. Notes	6.250%		10/15/22	4,375	4,353,125
California Resources Corp., Gtd. Notes, 144A(d)	5.500%		09/15/21	4,675	3,997,125
California Resources Corp., Gtd. Notes, 144A(d)	6.000%		11/15/24	5,875	4,964,375
CGG SA (France), Gtd. Notes	6.500%		06/01/21	2,125	1,615,000
CGG SA (France), Gtd. Notes(d)	6.875%		01/15/22	1,355	1,029,800
CGG SA (France), Gtd. Notes(d)	7.750%		05/15/17	928	798,080
Compressco Partners LP/Compressco Finance, Inc., Gtd. Notes, 144A	7.250%		08/15/22	5,725	4,923,500
Concho Resources, Inc., Gtd. Notes	5.500%		04/01/23	4,325	4,345,328
Denbury Resources, Inc., Gtd. Notes(d)	6.375%		08/15/21	2,565	2,436,750
EP Energy LLC/EP Energy Finance, Inc., Gtd. Notes(d)	9.375%		05/01/20	4,826	4,874,260
EP Energy LLC/Everest Acquisition Finance, Inc., Sec’d. Notes(d)	6.875%		05/01/19	1,800	1,827,000
Halcon Resources Corp., Gtd. Notes(d)	9.250%		02/15/22	2,700	1,991,250
Halcon Resources Corp., Gtd. Notes(d)	9.750%		07/15/20	10,150	7,612,500
Hercules Offshore, Inc., Gtd. Notes, 144A	8.750%		07/15/21	1,350	621,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $2,707,250; purchased 03/19/13)(b)(c)(d)	7.625%		04/15/21	2,450	2,462,250

SEE NOTES TO FINANCIAL STATEMENTS.

A112

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy – Other (continued)
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $1,653,750; purchased 03/15/13)(b)(c)(d)	8.000%		02/15/20	1,500	$1,530,000
Hornbeck Offshore Services, Inc., Gtd. Notes(d)	5.875%		04/01/20	3,622	3,205,470
Jupiter Resources, Inc. (Canada), Sr. Unsec’d. Notes, 144A	8.500%		10/01/22	6,325	4,759,562
MEG Energy Corp. (Canada), Gtd. Notes, 144A(d)	6.500%		03/15/21	7,695	7,021,687
MEG Energy Corp. (Canada), Gtd. Notes, 144A(d)	7.000%		03/31/24	1,525	1,380,125
Memorial Resource Development Corp., Gtd. Notes, 144A(d)	5.875%		07/01/22	4,925	4,457,125
Newfield Exploration Co., Sr. Sub. Notes(d)	6.875%		02/01/20	5,044	5,119,660
Newfield Exploration Co., Sr. Unsec’d. Notes	5.750%		01/30/22	1,875	1,856,250
Parker Drilling Co., Gtd. Notes	6.750%		07/15/22	2,070	1,552,500
Parker Drilling Co., Gtd. Notes	7.500%		08/01/20	1,975	1,580,000
PHI, Inc., Gtd. Notes	5.250%		03/15/19	3,525	2,996,250
Pioneer Energy Services Corp., Gtd. Notes	6.125%		03/15/22	2,400	1,824,000
Precision Drilling Corp. (Canada), Gtd. Notes	6.500%		12/15/21	2,075	1,758,563
Precision Drilling Corp. (Canada), Gtd. Notes	6.625%		11/15/20	2,500	2,250,000
QEP Resources, Inc., Sr. Unsec’d. Notes(d)	5.250%		05/01/23	6,075	5,680,125
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%		10/01/22	2,300	2,173,500
Range Resources Corp., Gtd. Notes	5.000%		08/15/22	2,000	2,000,000
Samson Investment Co., Gtd. Notes(c)	9.750%	(a)	02/15/20	11,525	4,775,672
Sanchez Energy Corp., Gtd. Notes(d)	7.750%		06/15/21	2,160	2,008,800
Sanchez Energy Corp., Gtd. Notes, 144A(d)	6.125%		01/15/23	1,375	1,155,000
SESI LLC, Gtd. Notes	6.375%		05/01/19	3,050	2,958,500
Seventy Seven Energy, Inc.	6.500%		07/15/22	2,275	1,330,875
Triangle USA Petroleum Corp., Sr. Unsec’d. Notes, 144A	6.750%		07/15/22	3,600	2,376,000
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A	6.000%		11/01/20	6,900	5,727,000
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A	5.750%		12/15/18	550	507,375
Western Refining, Inc., Gtd. Notes	6.250%		04/01/21	6,608	6,442,800
WPX Energy, Inc., Sr. Unsec’d. Notes(d)	6.000%		01/15/22	14,303	13,766,637

					146,007,007

Foods — 3.8%
Aramark Services Inc., Gtd. Notes	5.750%		03/15/20	2,785	2,875,513
B&G Foods, Inc., Gtd. Notes(d)	4.625%		06/01/21	4,025	3,928,802
BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A(d)	6.000%		04/01/22	6,875	7,046,875
CEC Entertainment, Inc.(d)	8.000%		02/15/22	11,540	11,193,800
Cott Beverages, Inc. (Canada), 144A(d)	6.750%		01/01/20	6,350	6,350,000
Darling Ingredients, Inc., Gtd. Notes(d)	5.375%		01/15/22	4,800	4,728,000
DS Sevices of America, Inc. (Canada), 144A	10.000%		09/01/21	5,655	6,531,525
HJ Heinz Co., Sec’d. Notes(d)	4.250%		10/15/20	2,450	2,474,500
Ingles Market, Inc., Sr. Unsec’d. Notes	5.750%		06/15/23	4,550	4,568,700
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $3,017,471; purchased 05/20/11-06/15/11)(b)(c)	7.250%		06/01/21	3,085	3,177,550
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $9,130,750; purchased 09/13/13-10/15/13)(b)(c)	7.250%		06/01/21	9,125	9,398,750
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Sr. Unsec’d. Notes, 144A (original cost $6,273,813; purchased 06/11/14-07/10/14)(b)(c)(d)	5.875%		07/15/24	6,275	6,165,187
Landry’s, Inc., Sr. Unsec’d. Notes, 144A (original cost $8,800,500; purchased 04/19/12-06/25/13)(b)(c)	9.375%		05/01/20	8,650	9,169,000
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A(d)	10.250%		06/30/20	9,900	9,875,250
Post Holdings, Inc., Gtd. Notes(d)	7.375%		02/15/22	7,350	7,350,000
Post Holdings, Inc., Gtd. Notes, 144A(d)	6.000%		12/15/22	175	164,063
Post Holdings, Inc., Gtd. Notes, 144A(d)	6.750%		12/01/21	3,375	3,273,750
Roundy’s Supermarkets, Inc., Sec’d. Notes, 144A(d)	10.250%		12/15/20	5,250	4,567,500
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625%		08/15/22	4,375	4,571,875
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.250%		08/01/18	1,350	1,373,625
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A(d)	5.875%		08/01/21	5,125	5,227,500
SUPERVALU, Inc., Sr. Unsec’d. Notes(d)	7.750%		11/15/22	2,725	2,670,500
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes(c)	8.875%		12/15/17	5,281	5,386,620

SEE NOTES TO FINANCIAL STATEMENTS.

A113

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods (continued)
TreeHouse Foods, Inc., Gtd. Notes	4.875%	03/15/22	2,875	$2,910,938

				124,979,823

Gaming — 6.2%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Gtd. Notes	9.000%	05/15/18	9,625	9,240,000
Boyd Gaming Corp., Gtd. Notes	9.000%	07/01/20	5,209	5,339,225
Boyd Gaming Corp., Gtd. Notes	9.125%	12/01/18	7,760	7,954,000
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	9.000%	02/15/20	2,700	1,998,000
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	11.250%	06/01/17	4,870	3,569,710
Caesars Entertainment Resort Properties LLC, Sr. Sec’d. Notes, 144A(d)	8.000%	10/01/20	8,600	8,428,000
CCM Merger, Inc., Gtd. Notes, 144A (original cost $12,251,245; purchased 03/14/12-05/21/14)(b)(c)	9.125%	05/01/19	12,112	12,717,600
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(d)	4.875%	11/01/20	2,875	2,910,938
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A(d)	8.500%	12/01/21	11,875	11,370,312
Isle of Capri Casinos, Inc., Gtd. Notes(d)	7.750%	03/15/19	8,857	9,166,995
Isle of Capri Casinos, Inc., Gtd. Notes(d)	8.875%	06/15/20	4,598	4,781,920
MCE Finance Ltd. (Macau), Gtd. Notes, 144A	5.000%	02/15/21	6,575	6,147,625
MGM Resorts International, Gtd. Notes(d)	6.000%	03/15/23	5,850	5,879,250
MGM Resorts International, Gtd. Notes(d)	6.625%	12/15/21	18,915	19,860,750
MGM Resorts International, Gtd. Notes(d)	6.750%	10/01/20	825	866,250
MGM Resorts International, Gtd. Notes(d)	7.625%	01/15/17	650	700,375
MGM Resorts International, Gtd. Notes(d)	8.625%	02/01/19	3,100	3,514,625
MTR Gaming Group, Inc., Sec’d. Notes	11.500%	08/01/19	9,043	9,788,913
Penn National Gaming, Inc., Sr. Unsec’d. Notes(d)	5.875%	11/01/21	11,725	10,904,250
Pinnacle Entertainment, Inc., Gtd. Notes	6.375%	08/01/21	3,779	3,892,370
Pinnacle Entertainment, Inc., Gtd. Notes(d)	7.750%	04/01/22	6,775	7,046,000
Scientific Games International, Inc., 144A(d)	7.000%	01/01/22	4,500	4,556,250
Scientific Games International, Inc., 144A	10.000%	12/01/22	16,975	15,553,344
Scientific Games International, Inc., Gtd. Notes(d)	6.250%	09/01/20	5,750	4,025,000
Scientific Games International, Inc., Gtd. Notes, 144A(d)	6.625%	05/15/21	9,675	6,748,313
Station Casinos LLC, Gtd. Notes(d)	7.500%	03/01/21	8,835	9,055,875
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A(c)	6.375%	06/01/21	12,100	11,011,000
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A(d)	5.250%	10/15/21	3,850	3,619,000

				200,645,890

Healthcare & Pharmaceutical — 7.6%
Acadia Healthcare Co., Inc., Gtd. Notes	6.125%	03/15/21	2,500	2,550,000
Acadia Healthcare Co., Inc., Gtd. Notes	12.875%	11/01/18	4,220	4,747,500
Amsurg Corp., Gtd. Notes, 144A(d)	5.625%	07/15/22	3,450	3,536,250
Biomet, Inc., Gtd. Notes	6.500%	08/01/20	6,875	7,356,250
Capella Healthcare, Inc., Gtd. Notes	9.250%	07/01/17	7,280	7,562,100
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A(d)	7.000%	05/15/19	6,250	6,312,500
Catamaran Corp., Gtd. Notes	4.750%	03/15/21	2,200	2,200,000
CHS/Community Health Systems, Inc., Gtd. Notes(d)	6.875%	02/01/22	7,150	7,574,531
CHS/Community Health Systems, Inc., Gtd. Notes	7.125%	07/15/20	1,750	1,865,938
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%	11/15/19	16,905	18,046,087
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250%	01/15/19	3,575	3,628,625
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500%	12/15/18	11,383	12,009,065
Emdeon, Inc., Gtd. Notes	11.000%	12/31/19	11,300	12,288,750
Endo Finance Co., Gtd. Notes, 144A(d)	5.750%	01/15/22	2,450	2,450,000
Grifols Worldwide Operations Ltd. (Spain), Sr. Unsec’d. Notes, 144A(d)	5.250%	04/01/22	4,375	4,474,312
HCA Holdings, Inc., Sr. Unsec’d. Notes	7.750%	05/15/21	6,000	6,390,000
HCA, Inc., Gtd. Notes(d)	5.875%	05/01/23	11,965	12,608,119
HCA, Inc., Gtd. Notes	7.190%	11/15/15	2,116	2,203,285
HCA, Inc., Gtd. Notes	8.000%	10/01/18	16,250	18,606,250
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	3,625	3,724,688
HealthSouth Corp., Gtd. Notes	7.750%	09/15/22	1,600	1,696,000

SEE NOTES TO FINANCIAL STATEMENTS.

A114

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical (continued)
Kindred Escrow Corp., 144A(d)	8.000%		01/15/20	4,725	$5,020,312
Kindred Escrow Corp., 144A(d)	8.750%		01/15/23	2,625	2,825,156
Kindred Healthcare, Inc., Gtd. Notes, 144A(d)	6.375%		04/15/22	3,506	3,339,465
LifePoint Hospitals, Inc., Gtd. Notes	5.500%		12/01/21	4,100	4,192,250
Mallinckrodt International Finance SA, Gtd. Notes(b)	4.750%		04/15/23	5,175	4,968,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	5.750%		08/01/22	250	256,875
MedAssets, Inc., Gtd. Notes	8.000%		11/15/18	5,800	6,032,000
Ortho Clinical Diagnostics, Sr. Unsec’d. Notes, 144A	6.625%		05/15/22	20,100	18,064,875
Select Medical Corp., Gtd. Notes	6.375%		06/01/21	6,175	6,267,625
STHI Holding Corp., Sec’d. Notes, 144A (original cost $1,225,000; purchased 03/11/11)(b)(c)(d)	8.000%		03/15/18	1,225	1,280,125
Tenet Healthcare Corp., Sr. Sec’d. Notes(d)	4.375%		10/01/21	6,345	6,297,412
Tenet Healthcare Corp., Sr. Sec’d. Notes(d)	4.500%		04/01/21	1,075	1,077,688
Tenet Healthcare Corp., Sr. Sec’d. Notes(d)	4.750%		06/01/20	2,975	3,019,625
Tenet Healthcare Corp., Sr. Sec’d. Notes(d)	6.250%		11/01/18	1,875	2,034,375
Tenet Healthcare Corp., Sr. Unsec’d. Notes(d)	6.750%		02/01/20	4,500	4,736,250
Tenet Healthcare Corp., Sr. Unsec’d. Notes(d)	8.125%		04/01/22	10,750	12,013,125
Tenet Healthcare Corp., Sr. Unsec’d. Notes, 144A(d)	5.000%		03/01/19	3,075	3,078,844
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.375%		10/15/20	7,660	8,004,700
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.875%		12/01/18	5,004	5,161,626
Valeant Pharmaceuticals International, Gtd. Notes, 144A	7.000%		10/01/20	1,975	2,083,625
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(d)	5.625%		12/01/21	1,825	1,838,688
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.500%		07/15/21	2,375	2,565,000

					245,987,891

Lodging — 0.8%
Hilton Worldwide Fin LLC	5.625%		10/15/21	13,400	14,003,000
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250%		03/15/18	3,700	4,125,500
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $6,405,750; purchased 07/17/14)(b)(c)	8.500%		10/15/22	5,850	6,332,625

					24,461,125

Media & Entertainment — 3.0%
AMC Entertainment, Inc., Gtd. Notes	9.750%		12/01/20	11,234	12,216,975
AMC Networks, Inc., Gtd. Notes	7.750%		07/15/21	1,775	1,899,250
Belo Corp., Sr. Unsec’d. Notes	7.750%		06/01/27	4,000	4,380,000
Carmike Cinemas, Inc., Sec’d. Notes	7.375%		05/15/19	4,550	4,834,375
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Gtd. Notes, 144A	5.625%		02/15/24	2,275	2,286,375
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.250%		03/15/21	2,300	2,311,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes, 144A(d)	5.375%		06/01/24	2,100	2,089,500
Cinemark USA, Inc., Gtd. Notes(d)	5.125%		12/15/22	5,850	5,718,375
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500%		11/15/22	2,970	3,021,975
Clear Channel Worldwide Holdings, Inc., Series A, Gtd. Notes(d)	7.625%		03/15/20	2,700	2,801,250
Entercom Radio LLC, Gtd. Notes	10.500%		12/01/19	4,075	4,421,375
Gannett Co., Inc., Gtd. Notes, 144A(d)	5.500%		09/15/24	2,250	2,255,625
Gray Television, Inc., Gtd. Notes(d)	7.500%		10/01/20	7,130	7,343,900
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A	4.875%		05/15/22	3,600	3,564,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%		10/15/20	5,700	6,020,625
LIN Television Corp., Gtd. Notes	6.375%		01/15/21	2,000	1,995,000
Live Nation Entertainment, Inc., Gtd. Notes, 144A	5.375%		06/15/22	2,400	2,400,000
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Sr. Sec’d. Notes(d)	9.750%	(a)	04/01/21	3,230	3,569,150
Mood Media Corp. (Canada), Gtd. Notes, 144A(d)	9.250%		10/15/20	3,700	3,052,500
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $2,300,000; purchased 07/30/13)(b)(c)	5.000%		08/01/18	2,300	2,357,500

SEE NOTES TO FINANCIAL STATEMENTS.

A115

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media & Entertainment (continued)
National CineMedia LLC, Sr. Sec’d. Notes	6.000%		04/15/22	4,350	$4,350,000
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%		04/15/22	250	251,250
R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes(d)	6.000%		04/01/24	3,425	3,373,625
R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes(d)	6.500%		11/15/23	2,560	2,624,000
Sinclair Television Group, Inc., Gtd. Notes(d)	5.375%		04/01/21	4,850	4,813,625
Sinclair Television Group, Inc., Sr. Unsec’d. Notes(d)	6.125%		10/01/22	2,825	2,874,437
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A	6.000%		05/15/17	975	994,500

					97,820,687

Metals — 2.9%
AK Steel Corp., Gtd. Notes(d)	7.625%		05/15/20	2,000	1,860,000
AK Steel Corp., Gtd. Notes(d)	7.625%		10/01/21	5,125	4,702,187
AK Steel Corp., Sr. Sec’d. Notes(d)	8.750%		12/01/18	4,200	4,410,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(d)	6.000%	(a)	03/01/21	6,700	6,968,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125%		06/01/18	10,175	10,849,094
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(d)	6.750%	(a)	02/25/22	10,400	11,102,000
Arch Coal, Inc., Gtd. Notes	7.250%		10/01/20	1,225	398,125
Arch Coal, Inc., Gtd. Notes(d)	9.875%		06/15/19	2,525	858,500
AuRico Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750%		04/01/20	1,400	1,288,000
CONSOL Energy, Inc., Gtd. Notes, 144A	5.875%		04/15/22	5,775	5,370,750
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A(d)	6.125%		12/15/20	4,841	4,695,770
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	6.750%		02/15/20	5,750	5,203,750
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A(d)	7.000%		02/15/21	5,841	5,256,900
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A(d)	7.250%		05/15/22	3,600	3,240,000
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(d)	6.000%		04/01/17	4,000	3,825,000
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(d)	6.875%		02/01/18	1,422	1,290,667
GrafTech International Ltd., Gtd. Notes(d)	6.375%		11/15/20	2,650	2,199,500
JMC Steel Group, Inc., Sr. Unsec’d. Notes, 144A (original cost $4,984,000; purchased 11/04/14-11/26/14)(b)(c)(d)	8.250%		03/15/18	4,900	4,655,000
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.875%		11/01/22	4,000	4,000,000
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A(d)	6.250%		11/15/22	8,367	8,199,660
Peabody Energy Corp., Gtd. Notes(d)	6.000%		11/15/18	3,250	2,949,375
Peabody Energy Corp., Gtd. Notes(d)	6.250%		11/15/21	1,125	961,875

					94,284,153

Non-Captive Finance — 3.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	3.750%		05/15/19	1,600	1,584,000
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A	4.500%		05/15/21	3,875	3,923,437
Aston Escrow Corp., Sr. Sec’d. Notes, 144A (original cost $17,825,000; purchased 07/22/14)(b)(c)	9.500%		08/15/21	17,825	16,488,125
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		05/15/17	950	985,625
CIT Group, Inc., Sr. Unsec’d. Notes(d)	5.000%		08/15/22	22,600	23,221,500
CIT Group, Inc., Sr. Unsec’d. Notes	5.250%		03/15/18	2,575	2,684,437
CIT Group, Inc., Sr. Unsec’d. Notes(d)	5.375%		05/15/20	750	792,675
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%		02/15/19	1,775	1,872,625
Community Choice Financial, Inc., Sr. Sec’d. Notes	10.750%		05/01/19	610	396,500
HSBC Finance Capital Trust IX (United Kingdom), Gtd. Notes	5.911%	(a)	11/30/35	100	101,250
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	7.125%		09/01/18	525	588,000
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%		04/15/18	6,950	6,950,000
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%		05/15/19	2,120	2,316,100
International Lease Finance Corp., Sr. Unsec’d. Notes(d)	8.250%		12/15/20	1,125	1,355,625
International Lease Finance Corp., Sr. Unsec’d. Notes(d)	8.625%		01/15/22	1,525	1,891,000
International Lease Finance Corp., Sr. Unsec’d. Notes	8.875%		09/01/17	1,200	1,353,000
International Lease Finance Corp. E-Capital Trust II Ltd., Ltd. Gtd. Notes, 144A	6.250%	(a)	12/21/65	4,250	4,101,250
Jet Equipment Trust 1994-A, Equipment Trust, 144A(b)	10.000%	(a)(e)	06/15/15	45	35,718
Jet Equipment Trust 1994-A, Sr. Unsec’d. Notes, 144A	7.630%	(a)(e)	08/15/12	11	—	(f)
National Financial Partners Corp., Sr. Unsec’d. Notes, 144A	9.000%		07/15/21	2,375	2,487,813

SEE NOTES TO FINANCIAL STATEMENTS.

A116

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Captive Finance (continued)
Navient Corp., Sr. Unsec’d. Notes(d)	5.000%	10/26/20	1,500	$1,471,875
Navient LLC, Sr. Unsec’d. Notes, MTN	8.000%	03/25/20	1,800	1,993,500
OneMain Fin Holdings, Inc., 144A	6.750%	12/15/19	3,225	3,289,500
OneMain Fin Holdings, Inc., 144A(d)	7.250%	12/15/21	5,875	6,021,875
Springleaf Finance Corp., Gtd. Notes	6.000%	06/01/20	9,525	9,429,750
Springleaf Finance Corp., Gtd. Notes	8.250%	10/01/23	1,125	1,260,000

				96,595,180

Packaging — 3.3%
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A(d)	8.625%	06/15/19	8,377	8,251,193
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A	9.125%	10/15/20	5,950	6,336,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A(d)	6.000%	06/30/21	1,725	1,647,375
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A(d)	6.250%	01/31/19	5,875	5,742,812
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A(d)	6.750%	01/31/21	3,635	3,616,825
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	9.125%	10/15/20	1,350	1,431,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Unsec’d. Notes, 144A	7.000%	11/15/20	988	998,118
Berry Plastics Corp., Sec’d. Notes(d)	9.750%	01/15/21	4,875	5,423,438
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II, Gtd. Notes, 144A	6.000%	06/15/17	5,150	5,021,250
Coveris Holdings SA, Gtd. Notes, 144A	7.875%	11/01/19	6,900	7,107,000
Greif, Inc., Sr. Unsec’d. Notes	6.750%	02/01/17	4,970	5,317,900
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500%	08/15/19	2,250	2,250,000
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $3,075,000; purchased 09/25/13)(b)(c)	6.500%	10/01/21	3,075	3,059,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	9.000%	04/15/19	9,975	10,324,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	9.875%	08/15/19	11,900	12,614,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes(d)	5.750%	10/15/20	7,280	7,462,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	6.875%	02/15/21	1,575	1,643,906
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	7.875%	08/15/19	4,925	5,189,719
Sealed Air Corp., Gtd. Notes, 144A(d)	5.250%	04/01/23	3,500	3,570,000
Sealed Air Corp., Gtd. Notes, 144A(d)	6.500%	12/01/20	1,400	1,533,000
Sealed Air Corp., Gtd. Notes, 144A(d)	8.375%	09/15/21	4,000	4,470,000
Sealed Air Corp., Sr. Unsec’d. Notes, 144A	4.875%	12/01/22	3,200	3,176,000

				106,186,036

Paper — 0.4%
Domtar Corp., Gtd. Notes	10.750%	06/01/17	1,125	1,337,144
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875%	09/15/18	5,750	5,951,250
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A(d)	9.000%	12/15/19	4,275	4,205,531

				11,493,925

Pipelines & Other — 2.6%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes(d)	7.000%	05/20/22	5,635	5,832,225
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	6.500%	05/20/21	1,240	1,271,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.000%	12/15/20	2,900	2,776,750
Energy Transfer Equity LP, Sr. Sec’d. Notes	7.500%	10/15/20	4,300	4,773,000
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.500%	05/01/21	4,175	4,070,625
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes(d)	6.750%	01/15/22	5,345	5,224,737
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625%	06/15/20	3,659	3,668,148
Global Partners LP/GLP Finance Corp., Gtd. Notes, 144A	6.250%	07/15/22	2,275	2,206,750

SEE NOTES TO FINANCIAL STATEMENTS.

A117

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines & Other (continued)
Kinder Morgan, Inc., Sr. Unsec’d. Notes, 144A	5.000%		02/15/21	2,775	$2,886,982
Kinder Morgan, Inc., Sr. Unsec’d. Notes, 144A(d)	5.625%		11/15/23	5,725	6,128,189
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.500%		04/15/23	3,275	3,160,375
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.750%		09/01/20	4,050	4,060,125
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $1,717,000; purchased 02/25/14)(b)(c)(d)	3.900%		04/15/15	1,700	1,691,500
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $3,353,375; purchased 02/21/14-02/25/14)(b)(c)(d)	5.625%		04/15/20	3,475	3,414,188
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $5,464,483; purchased 01/10/13-06/13/13)(b)(c)	6.000%		01/15/19	5,522	5,535,805
Selectica, Inc. (Escrow Shares)	—%	(a)(e)	12/31/49	1,350	—	(f)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.500%		06/01/24	5,700	5,500,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	7.375%		08/01/21	2,200	2,304,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.250%		11/15/23	2,825	2,570,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.875%		02/01/21	5,475	5,598,187
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.875%		10/01/20	2,847	2,854,118
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.125%		10/15/21	3,025	3,017,438
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes, 144A	6.250%		10/15/22	5,325	5,311,687

					83,857,579

Real Estate Investment Trusts — 1.5%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	7.750%		02/15/19	15,525	16,177,050
CTR Partnership LP/Caretrust Capital Corp., Gtd. Notes	5.875%		06/01/21	2,125	2,151,563
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375%		11/15/22	375	400,313
DuPont Fabros Technology LP, Gtd. Notes	5.875%		09/15/21	4,125	4,202,344
Felcor Lodging LP, Sr. Sec’d. Notes	5.625%		03/01/23	2,425	2,400,750
Felcor Lodging LP, Sr. Sec’d. Notes	6.750%		06/01/19	2,775	2,882,392
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.500%		05/01/24	3,275	3,414,187
Omega Healthcare Investors, Inc., Gtd. Notes	6.750%		10/15/22	475	503,500
Omega Healthcare Investors, Inc., Gtd. Notes	7.500%		02/15/20	825	862,125
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%		04/15/21	2,800	2,786,000
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375%		06/01/23	4,300	4,386,000
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes(d)	5.500%		02/01/21	2,950	3,068,000
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750%		12/15/21	5,875	6,782,987

					50,017,211

Retailers — 3.1%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	9.250%		08/01/19	6,375	6,693,750
Claire’s Stores, Inc., Gtd. Notes, 144A(d)	7.750%		06/01/20	2,350	1,327,750
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A(d)	6.125%		03/15/20	3,000	2,655,000
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A(d)	9.000%		03/15/19	8,800	8,668,000
CST Brands, Inc., Gtd. Notes	5.000%		05/01/23	3,400	3,434,000
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500%		10/15/20	9,550	9,934,005
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $9,346,625; purchased 06/06/13-12/03/14)(b)(c)(d)	9.250%		06/15/21	9,150	9,790,500
HT Intermediate Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	12.000%		05/15/19	1,000	1,020,000
L Brands, Inc., Gtd. Notes	5.625%		02/15/22	7,385	7,938,875
L Brands, Inc., Gtd. Notes(d)	5.625%		10/15/23	3,450	3,726,000
Men’s Wearhouse, Inc. (The), Gtd. Notes, 144A(d)	7.000%		07/01/22	6,300	6,473,250
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., Sr. Unsec’d. Notes, PIK, 144A(d)	7.500%		08/01/18	1,848	1,880,340
Murphy Oil USA, Inc., Gtd. Notes	6.000%		08/15/23	2,000	2,090,000
Neiman Marcus Group Ltd., Inc., Gtd. Notes, 144A(d)	8.000%		10/15/21	12,304	13,011,480
Pantry Inc. (The), Gtd. Notes	8.375%		08/01/20	17,125	18,751,875
Toys “R” Us Property Co. II LLC, Sr. Sec’d. Notes(d)	8.500%		12/01/17	2,661	2,641,043

					100,035,868

SEE NOTES TO FINANCIAL STATEMENTS.

A118

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology — 10.3%
Activision Blizzard, Inc., Gtd. Notes, 144A	5.625%		09/15/21	750	$787,500
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	6.750%		03/01/19	6,600	6,204,000
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A(d)	6.750%		11/15/20	5,375	5,673,312
Ancestry.com, Inc., Gtd. Notes	11.000%		12/15/20	1,750	1,970,938
Ancestry.com, Inc., Sr. Unsec’d. Notes, PIK, 144A	9.625%		10/15/18	5,355	5,247,900
Audatex North America, Inc., Gtd. Notes, 144A	6.000%		06/15/21	11,675	12,025,250
Avaya, Inc., Sec’d. Notes, 144A(d)	10.500%		03/01/21	20,675	17,677,125
Avaya, Inc., Sr. Sec’d. Notes, 144A(d)	7.000%		04/01/19	3,905	3,807,375
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125%		07/15/21	12,535	11,782,900
BMC Software Finance, Inc., Sr. Unsec’d. Notes, PIK, 144A(d)	9.000%		10/15/19	17,060	14,501,000
Brightstar Corp., Gtd. Notes, 144A (original cost $3,345,000; purchased 11/23/10)(b)(c)	9.500%		12/01/16	3,345	3,508,069
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $9,408,490; purchased 07/26/13-08/09/13)(b)(c)	7.250%		08/01/18	9,500	10,141,250
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500%		12/01/24	16,125	16,145,156
CDW LLC/CDW Finance Corp., Gtd. Notes	8.500%		04/01/19	5,951	6,270,866
Ceridian HCM Holding, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,950,000; purchased 03/21/13)(b)(c)(d)	11.000%		03/15/21	1,950	2,133,125
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A(d)	6.625%		06/01/20	22,980	23,669,400
CommScope, Inc., Gtd. Notes, 144A	5.500%		06/15/24	3,350	3,299,750
CoreLogic, Inc., Gtd. Notes	7.250%		06/01/21	4,400	4,620,000
First Data Corp., Gtd. Notes(d)	10.625%		06/15/21	9,444	10,695,330
First Data Corp., Gtd. Notes	11.250%		01/15/21	4,650	5,277,750
First Data Corp., Gtd. Notes(d)	11.750%		08/15/21	25,331	29,067,322
First Data Corp., Gtd. Notes	12.625%		01/15/21	20,687	24,565,812
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%		11/01/20	132	140,910
Freescale Semiconductor, Inc., Gtd. Notes(d)	8.050%		02/01/20	1,429	1,507,595
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A(d)	6.000%		01/15/22	6,180	6,458,100
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A(c)(d)	7.125%		05/01/21	2,150	2,107,000
Interactive Data Corp., Gtd. Notes, 144A	5.875%		04/15/19	500	486,250
Interactive Data Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250%		12/15/17	9,154	9,176,885
Iron Mountain, Inc., Gtd. Notes(d)	6.000%		08/15/23	7,050	7,332,000
NCR Corp., Gtd. Notes	5.875%		12/15/21	3,200	3,288,000
Nortel Networks Ltd. (Canada), Gtd. Notes	10.125%	(a)(e)	07/15/13	3,050	3,391,219
Nuance Communications, Inc., Gtd. Notes, 144A	5.375%		08/15/20	11,075	11,102,687
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%		02/15/21	4,660	4,893,000
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A(d)	4.875%		10/15/23	6,075	6,044,625
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A(d)	6.500%		05/15/19	3,531	3,663,413
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A	9.750%		01/15/19	12,360	13,194,300
Sungard Availability Services Capital, Inc., Gtd. Notes, 144A(a)	8.750%		04/01/22	4,925	2,905,750
SunGard Data Systems, Inc., Gtd. Notes(d)	6.625%		11/01/19	7,100	7,171,000
SunGard Data Systems, Inc., Gtd. Notes(d)	7.375%		11/15/18	246	255,840
SunGard Data Systems, Inc., Gtd. Notes	7.625%		11/15/20	713	755,780
Syniverse Holdings, Inc., Gtd. Notes	9.125%		01/15/19	4,830	5,047,350
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes	8.125%		06/15/18	750	768,750
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes, PIK	9.625%		06/15/18	18,100	18,512,680
Zebra Technologies Corp., Sr. Unsec’d. Notes, 144A(d)	7.250%		10/15/22	6,775	7,113,750

					334,388,014

Telecommunications — 4.8%
CenturyLink, Inc., Series G, Sr. Unsec’d. Notes	6.875%		01/15/28	4,000	4,000,000
CenturyLink, Inc., Series Q, Sr. Unsec’d. Notes(d)	6.150%		09/15/19	3,031	3,273,480
CenturyLink, Inc., Series W, Sr. Unsec’d. Notes(d)	6.750%		12/01/23	1,280	1,401,600
Crown Castle International Corp., Sr. Unsec’d. Notes(d)	5.250%		01/15/23	5,150	5,253,000
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	7.125%		04/01/22	3,600	3,348,000
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250%		09/30/20	6,100	5,917,000
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625%		01/31/20	6,315	7,072,800
Frontier Communications Corp., Sr. Unsec’d. Notes(d)	6.250%		09/15/21	1,525	1,532,625

SEE NOTES TO FINANCIAL STATEMENTS.

A119

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
Frontier Communications Corp., Sr. Unsec’d. Notes	7.125%	01/15/23	1,950	$1,984,125
Frontier Communications Corp., Sr. Unsec’d. Notes(d)	8.500%	04/15/20	250	278,750
Frontier Communications Corp., Sr. Unsec’d. Notes(d)	8.750%	04/15/22	4,400	4,917,000
Level 3 Financing, Inc., Gtd. Notes	7.000%	06/01/20	3,625	3,819,844
Level 3 Financing, Inc., Gtd. Notes(d)	8.125%	07/01/19	1,275	1,354,688
Level 3 Financing, Inc., Gtd. Notes	8.625%	07/15/20	2,250	2,427,188
Northwestern Bell Telephone, Sr. Unsec’d. Notes	7.750%	05/01/30	750	885,558
SBA Communications Corp., Sr. Unsec’d. Notes, 144A(d)	4.875%	07/15/22	2,500	2,406,250
SoftBank Corp. (Japan), Gtd. Notes, 144A(d)	4.500%	04/15/20	2,565	2,526,525
Sprint Capital Corp., Gtd. Notes	6.875%	11/15/28	16,670	14,669,600
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19	14,940	15,238,800
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18	2,656	3,020,934
Sprint Communications, Inc., Sr. Unsec’d. Notes(d)	6.000%	11/15/22	1,325	1,219,000
Sprint Communications, Inc., Sr. Unsec’d. Notes	7.000%	08/15/20	2,075	2,075,000
Sprint Communications, Inc., Sr. Unsec’d. Notes(d)	9.125%	03/01/17	2,250	2,474,887
Sprint Corp., Gtd. Notes(d)	7.125%	06/15/24	9,650	8,974,500
Sprint Corp., Gtd. Notes	7.875%	09/15/23	6,305	6,224,296
T-Mobile USA, Inc., Gtd. Notes(d)	6.375%	03/01/25	7,350	7,467,600
T-Mobile USA, Inc., Gtd. Notes(d)	6.464%	04/28/19	695	722,800
T-Mobile USA, Inc., Gtd. Notes	6.633%	04/28/21	5,650	5,798,312
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A(d)	5.303%	05/30/24	8,525	8,631,562
Wind Acquisition Finance SA (Italy), Gtd. Notes, 144A(d)	7.375%	04/23/21	13,425	12,670,515
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	6.500%	04/30/20	1,500	1,533,750
Windstream Corp., Gtd. Notes	6.375%	08/01/23	6,675	6,241,125
Windstream Corp., Gtd. Notes	7.500%	06/01/22	925	922,688
Windstream Corp., Gtd. Notes	7.500%	04/01/23	5,085	5,059,575
Windstream Corp., Gtd. Notes(d)	7.750%	10/15/20	1,510	1,555,300

				156,898,677

Tobacco — 0.2%
Vector Group Ltd., Gtd. Notes	7.750%	02/15/21	6,705	7,057,013

Transportation — 1.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	9.750%	03/15/20	3,850	4,196,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	5.125%	06/01/22	6,650	6,716,500
Hertz Corp. (The), Gtd. Notes	5.875%	10/15/20	1,375	1,385,313
Hertz Corp. (The), Gtd. Notes	6.750%	04/15/19	4,200	4,326,000
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A (original cost $9,469,750; purchased 12/07/12-12/12/13)(b)(c)	8.375%	12/15/18	9,270	9,548,100
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A(d)	7.375%	01/15/22	5,850	5,352,750

				31,525,163

TOTAL CORPORATE BONDS (cost $2,966,911,375)				2,939,732,808

			Shares
COMMON STOCKS
Cable
Adelphia Recovery Trust*(b)			500,000	500

Media
DEX Media, Inc.*(d)			36,485	327,270

Telecommunications
Netia SA (Poland)*			227,114	357,938

TOTAL COMMON STOCKS (cost $24,646,419)				685,708

SEE NOTES TO FINANCIAL STATEMENTS.

A120

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

PREFERRED STOCKS — 0.1%	Shares	Value (Note 2)
Banking 0.1%
Goldman Sachs Group, Inc. (The)	87,000	$2,255,040

Building Materials & Construction
New Millennium Homes LLC (original cost $0; purchased 09/25/00)*(b)(c)	3,000	174,000

Cable
Adelphia Communications Corp. (Class A Stock)*	5,000	5

TOTAL PREFERRED STOCKS (cost $2,179,765)		2,429,045

	Units
WARRANTS*
Media & Entertainment
MediaNews Group, Inc., expiring 03/19/17 (original cost $0; purchased 06/30/11)(b)	5,557	56

Telecommunications
Hawaiian Telcom Holdco, Inc., expiring 10/28/15	19,187	264,397

TOTAL WARRANTS (cost $113,781)		264,453

TOTAL LONG-TERM INVESTMENTS (cost $3,073,662,836)		3,021,823,017

SHORT-TERM INVESTMENTS — 22.4%	Shares
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $5,076,947)(Note 4)(g)	534,840	4,995,410
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $723,318,088; includes $557,109,329 of cash collateral for securities on loan)(Note 4)(g)(h)	723,318,088	723,318,088

TOTAL SHORT-TERM INVESTMENTS (cost $728,395,035)		728,313,498

TOTAL INVESTMENTS — 115.5% (cost $3,802,057,871)		3,750,136,515
LIABILITIES IN EXCESS OF OTHER ASSETS(i) — (15.5)%		(504,275,079)

NET ASSETS — 100.0%		$3,245,861,436

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(b)	Indicates a security or securities that has been deemed illiquid.

(c)	Indicates a restricted security; the aggregate cost of the securities is $207,025,973. The aggregate value of $204,649,632 is approximately 6.3% of net assets.

(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $544,041,505; cash collateral of $557,109,329 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(e)	Represents issuer in default on interest payments. Non-income producing security. Such security may be post maturity.

(f)	Less than $0.5 par.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

(g)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(h)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Credit default swap agreements outstanding at December 31, 2014:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at December 31, 2014(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(1):
NRG Energy, Inc.	03/20/16	4.100%	3,150	6.130%	$138,842	$—	$ 138,842	Goldman Sachs & Co.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreements, the Portfolio will either (i) pay to buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$13,261,823	$—
Residential Mortgage-Backed Securities	—	835,626	—
Bank Loans	—	47,401,411	15,600,203
Collateralized Mortgage Obligations	—	1,611,940	—
Corporate Bonds	—	2,927,725,741	12,007,067
Common Stocks	685,208	—	500
Preferred Stocks	2,255,040	—	174,005
Warrants	264,397	—	56
Affiliated Money Market Mutual Funds	728,313,498	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A122

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Other Financial Instruments*
Credit Default Swap Agreements
Over-the-counter credit default swaps on corporate issues—Sell Protection	$—	$138,842	$—

Total	$731,518,143	$2,990,975,383	$27,781,831

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stock	Preferred Stocks	Warrants
Balance as of 12/31/13	$17,060,000	$8,930,787	$500	$282,005	$56
Realized gain (loss)	(79,330)	(37,229)	—	—	—
Change in unrealized appreciation (depreciation)**	(699,001)	235,999	—	(108,000)	—
Purchases	6,282,500	1,746,656	—	—	—
Sales	(6,985,110)	(4,017,447)	—	—	—
Accrued discount/premium	21,144	(68,468)	—	—	—
Transfer into Level 3	—	7,569,760	—	—	—
Transfer out of Level 3	—	(2,352,991)	—	—	—

Balance as of 12/31/14	$15,600,203	$12,007,067	$500	$174,005	$56

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value

**	Of which, $571,002 was relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, 1 Corporate Bond transferred out of Level 3 as a result of no longer using a single broker quote and being priced by the primary valuation vendor source and 1 Corporate Bond transferred into Level 3 as a result of being valued using a single broker quote.

Included in the table above, under Level 3, are securities that were fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Affiliated Money Market Mutual Funds (including 17.2% of collateral for securities on loan)	22.4%
Technology	11.2
Capital Goods	7.7
Healthcare & Pharmaceutical	7.6
Electric	6.5
Gaming	6.4
Telecommunications	4.8
Energy – Other	4.6
Foods	3.8
Cable	3.7
Chemicals	3.6
Packaging	3.3
Building Materials & Construction	3.1
Retailers	3.1
Media & Entertainment	3.0
Non-Captive Finance	3.0
Metals	2.9

Pipelines & Other	2.6%
Automotive	2.2
Consumer	2.2
Aerospace & Defense	1.9
Real Estate Investment Trusts	1.5
Banking	1.3
Transportation	1.0
Lodging	0.9
Collateralized Loan Obligations	0.4
Paper	0.4
Tobacco	0.2
Energy – Integrated	0.1
Collateralized Mortgage Obligations	0.1

115.5
Liabilities in excess of other assets	(15.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A123

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	$138,842	—	$—
Equity contracts	Unaffiliated investments	264,453	—	—

Total		$403,295		$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps	Warrants*	Total
Credit contracts	$5,755,486	$—	$5,755,486
Equity contracts	—	(55,812)	(55,812)

	$5,755,486	$(55,812)	$5,699,674

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps	Warrants*	Total
Credit contracts	$(6,176,050)	$—	$(6,176,050)
Equity contracts	—	26,200	26,200

	$(6,176,050)	$26,200	$(6,149,850)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average notional amount for credit default swaps as writer was $71,647,000.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$138,842	$—	$(241,553)	$—

$138,842

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Goldman Sachs & Co.	$—	$—	$—	$—

$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

HIGH YIELD BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $544,041,505:
Unaffiliated investments (cost $3,073,662,836)	$3,021,823,017
Affiliated investments (cost $728,395,035)	728,313,498
Cash	558,025
Foreign currency, at value (cost $52,546)	46,800
Dividends and interest receivable	54,286,890
Receivable for investments sold	1,940,452
Unrealized appreciation on over-the-counter swap agreements	138,842
Receivable for Series shares sold	47,604
Prepaid expenses	27,412

Total Assets	3,807,182,540

LIABILITIES
Payable to broker for collateral for securities on loan	557,109,329
Payable for investments purchased	2,383,734
Management fee payable	1,486,822
Accrued expenses	212,979
Payable for Series shares repurchased	125,230
Deferred trustees’ fees	2,084
Affiliated transfer agent fee payable	926

Total Liabilities	561,321,104

NET ASSETS	$3,245,861,436

Net assets were comprised of:
Paid-in capital	$3,489,945,072
Retained earnings	(244,083,636)

Net assets, December 31, 2014	$3,245,861,436

Net asset value and redemption price per share $3,245,861,436 / 634,916,961 outstanding shares of beneficial interest	$5.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Interest income	$207,499,786
Affiliated income from securities loaned, net	1,365,249
Affiliated dividend income	223,428
Unaffiliated dividend income (net of foreign withholding taxes of $5,963)	100,834

Total income	209,189,297

EXPENSES
Management fee	17,634,158
Custodian’s fees and expenses	363,000
Shareholders’ reports	104,000
Audit fee	43,000
Insurance expenses	42,000
Trustees’ fees	35,000
Legal fees and expenses	16,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	20,104

Total expenses	18,274,262

NET INVESTMENT INCOME	190,915,035

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	18,391,754
Swap agreement transactions	5,755,486
Foreign currency transactions	(28)

24,147,212

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $15,798)	(120,066,582)
Swap agreements	(6,176,050)
Foreign currencies	(7,722)

(126,250,354)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(102,103,142)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,811,893

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income	$190,915,035	$183,087,862
Net realized gain on investment and foreign currency transactions	24,147,212	53,328,223
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(126,250,354)	(36,487,575)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	88,811,893	199,928,510

DISTRIBUTIONS	(195,015,297)	(184,894,260)

SERIES SHARE TRANSACTIONS
Series shares sold [46,491,364 and 19,157,710 shares, respectively]	242,512,118	102,403,661
Series shares issued in reinvestment of distributions [37,178,309 and 35,311,797 shares, respectively]	195,015,297	184,894,260
Series shares repurchased [19,914,504 and 23,256,125 shares, respectively]	(105,962,476)	(123,671,701)

NET INCREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	331,564,939	163,626,220

TOTAL INCREASE	225,361,535	178,660,470
NET ASSETS:
Beginning of year	3,020,499,901	2,841,839,431

End of year	$3,245,861,436	$3,020,499,901

SEE NOTES TO FINANCIAL STATEMENTS.

A125

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.3%
Boeing Co. (The)	224,078	$29,125,658
Precision Castparts Corp.	101,371	24,418,247

		53,543,905

Automobiles — 1.0%
Tesla Motors, Inc.*(a)	74,201	16,503,044

Biotechnology — 9.5%
Alexion Pharmaceuticals, Inc.*	136,720	25,297,302
Biogen Idec, Inc.*	125,306	42,535,122
Celgene Corp.*	352,550	39,436,243
Gilead Sciences, Inc.*	234,877	22,139,506
Incyte Corp. Ltd.*(a)	115,158	8,419,201
Vertex Pharmaceuticals, Inc.*	143,584	17,057,779

		154,885,153

Capital Markets — 1.6%
Morgan Stanley	685,802	26,609,118

Chemicals — 1.9%
Monsanto Co.	256,431	30,635,812

Diversified Financial Services — 1.0%
McGraw Hill Financial, Inc.	175,799	15,642,595

Energy Equipment & Services — 1.1%
Schlumberger Ltd.	207,921	17,758,533

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	216,919	30,748,268

Food Products — 2.1%
Mead Johnson Nutrition Co.	130,981	13,168,830
Mondelez International, Inc. (Class A Stock)	588,668	21,383,365

		34,552,195

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	634,694	28,573,924

Hotels, Restaurants & Leisure — 4.7%
Chipotle Mexican Grill, Inc.*	29,466	20,169,772
Dunkin’ Brands Group, Inc.	107,416	4,581,292
Marriott International, Inc. (Class A Stock)	335,520	26,180,626
Starbucks Corp.	301,851	24,766,874

		75,698,564

Internet & Catalog Retail — 6.6%
Amazon.com, Inc.*	131,022	40,662,678
Netflix, Inc.*	63,282	21,617,764
Priceline Group, Inc. (The)*	27,379	31,217,810
TripAdvisor, Inc.*	179,199	13,378,997

		106,877,249

Internet Software & Services — 11.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	296,459	30,813,948
Facebook, Inc. (Class A Stock)*	756,850	59,049,437
Google, Inc. (Class A Stock)*	42,073	22,326,458
Google, Inc. (Class C Stock)*	42,299	22,266,194
LendingClub Corp.*(a)	35,245	891,698
LinkedIn Corp. (Class A Stock)*	128,345	29,482,130
Tencent Holdings Ltd. (China)	204,782	2,962,977
Twitter, Inc.*	462,675	16,596,152

		184,388,994

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services — 7.6%
FleetCor Technologies, Inc.*	142,456	$21,184,632
MasterCard, Inc. (Class A Stock)	683,733	58,910,435
Visa, Inc. (Class A Stock)(a)	167,867	44,014,727

		124,109,794

Life Sciences Tools & Services — 1.6%
Illumina, Inc.*	142,597	26,320,554

Media — 3.6%
Twenty-First Century Fox, Inc. (Class A Stock)	620,821	23,842,631
Walt Disney Co. (The)	361,781	34,076,152

		57,918,783

Oil, Gas & Consumable Fuels — 2.3%
Concho Resources, Inc.*	203,157	20,264,911
EOG Resources, Inc.	187,568	17,269,386

		37,534,297

Pharmaceuticals — 7.2%
Actavis PLC*	109,073	28,076,481
Bristol-Myers Squibb Co.	605,782	35,759,311
Novo Nordisk A/S (Denmark), ADR	659,277	27,900,603
Perrigo Co. PLC	34,621	5,787,246
Shire PLC (Ireland), ADR	90,427	19,219,355

		116,742,996

Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	193,429	19,120,457

Road & Rail — 3.2%
Canadian Pacific Railway Ltd. (Canada)	125,823	24,244,834
Union Pacific Corp.	234,496	27,935,508

		52,180,342

Semiconductors & Semiconductor Equipment — 1.1%
ARM Holdings PLC (United Kingdom), ADR	388,430	17,984,309

Software — 7.9%
Adobe Systems, Inc.*	350,470	25,479,169
FireEye, Inc.*(a)	235,845	7,447,985
Red Hat, Inc.*	347,689	24,039,217
salesforce.com, Inc.*	523,708	31,061,121
Splunk, Inc.*	243,224	14,338,055
VMware, Inc. (Class A Stock)*(a)	134,613	11,108,265
Workday, Inc. (Class A Stock)*(a)	190,021	15,507,614

		128,981,426

Specialty Retail — 5.4%
Inditex SA (Spain)	842,647	24,036,899
O’Reilly Automotive, Inc.*	120,134	23,140,211
Tiffany & Co.	228,716	24,440,592
TJX Cos., Inc. (The)	234,699	16,095,657

		87,713,359

Technology Hardware, Storage & Peripherals — 5.5%
Apple, Inc.	808,003	89,187,371

Textiles, Apparel & Luxury Goods — 5.0%
Luxottica Group SpA (Italy)	277,586	15,216,986
Michael Kors Holdings Ltd.*	118,871	8,927,212

SEE NOTES TO FINANCIAL STATEMENTS.

A126

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc. (Class B Stock)	399,202	$38,383,272
Under Armour, Inc. (Class A Stock)*(a)	283,625	19,258,138

		81,785,608

TOTAL LONG-TERM INVESTMENTS (cost $889,734,603)		1,615,996,650

SHORT-TERM INVESTMENT — 8.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $134,115,966; includes $134,115,965 of cash collateral for securities on loan) (Note 4)(b)(c)	134,115,966	134,115,966

TOTAL INVESTMENTS — 107.8% (cost $1,023,850,569)		1,750,112,616
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.8)%		(126,392,142)

NET ASSETS 100.0%		$1,623,720,474

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $129,921,856; cash collateral of $134,115,965 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$53,543,905	$—	$—
Automobiles	16,503,044	—	—
Biotechnology	154,885,153	—	—
Capital Markets	26,609,118	—	—
Chemicals	30,635,812	—	—
Diversified Financial Services	15,642,595	—	—
Energy Equipment & Services	17,758,533	—	—
Food & Staples Retailing	30,748,268	—	—
Food Products	34,552,195	—	—
Health Care Equipment & Supplies	28,573,924	—	—
Hotels, Restaurants & Leisure	75,698,564	—	—
Internet & Catalog Retail	106,877,249	—	—
Internet Software & Services	181,426,017	2,962,977	—
IT Services	124,109,794	—	—
Life Sciences Tools & Services	26,320,554	—	—
Media	57,918,783	—	—
Oil, Gas & Consumable Fuels	37,534,297	—	—
Pharmaceuticals	116,742,996	—	—
Real Estate Investment Trusts (REITs)	19,120,457	—	—
Road & Rail	52,180,342	—	—
Semiconductors & Semiconductor Equipment	17,984,309	—	—
Software	128,981,426	—	—
Specialty Retail	63,676,460	24,036,899	—
Technology Hardware, Storage & Peripherals	89,187,371	—	—
Textiles, Apparel & Luxury Goods	66,568,622	15,216,986	—
Affiliated Money Market Mutual Fund	134,115,966	—	—

Total	$1,707,895,754	$42,216,862	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A127

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Internet Software & Services	11.4%
Biotechnology	9.5
Affiliated Money Market Mutual Fund (including 8.3% of collateral for securities on loan)	8.3
Software	7.9
IT Services	7.6
Pharmaceuticals	7.2
Internet & Catalog Retail	6.6
Technology Hardware, Storage & Peripherals	5.5
Specialty Retail	5.4
Textiles, Apparel & Luxury Goods	5.0
Hotels, Restaurants & Leisure	4.7
Media	3.6
Aerospace & Defense	3.3
Road & Rail	3.2

Oil, Gas & Consumable Fuels	2.3%
Food Products	2.1
Food & Staples Retailing	1.9
Chemicals	1.9
Health Care Equipment & Supplies	1.8
Capital Markets	1.6
Life Sciences Tools & Services	1.6
Real Estate Investment Trusts (REITs)	1.2
Semiconductors & Semiconductor Equipment	1.1
Energy Equipment & Services	1.1
Automobiles	1.0
Diversified Financial Services	1.0

107.8
Liabilities in excess of other assets	(7.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A128

JENNISON PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $129,921,856:
Unaffiliated investments (cost $889,734,603)	$1,615,996,650
Affiliated investments (cost $134,115,966)	134,115,966
Receivable for investments sold	10,185,937
Dividends receivable	1,362,926
Tax reclaim receivable	266,962
Receivable for Series shares sold	186,227
Prepaid expenses	12,475

Total Assets	1,762,127,143

LIABILITIES
Payable to broker for collateral for securities on loan	134,115,965
Payable to custodian	1,411,358
Loan payable (Note 8)	1,211,000
Management fee payable	831,979
Payable for Series shares repurchased	534,513
Accrued expenses	157,286
Payable for investments purchased	128,016
Distribution fee payable	9,331
Administration fee payable	5,687
Affiliated transfer agent fee payable	926
Deferred trustees’ fees	608

Total Liabilities	138,406,669

NET ASSETS	$1,623,720,474

Net assets were comprised of:
Paid-in capital	$1,198,898,438
Retained earnings	424,822,036

Net assets, December 31, 2014	$1,623,720,474

Class I:
Net asset value and redemption price per share $1,579,974,976 / 38,673,369 outstanding shares of beneficial interest	$40.85

Class II:
Net asset value and redemption price per share $43,745,498 / 1,099,163 outstanding shares of beneficial interest	$39.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $245,955)	$11,969,261
Affiliated income from securities loaned, net	341,192
Affiliated dividend income	11,527

Total income	12,321,980

EXPENSES
Management fee	9,545,443
Distribution fee—Class II	102,575
Administration fee—Class II	61,545
Custodian’s fees and expenses	202,000
Shareholders’ reports	130,000
Audit fee	26,000
Trustees’ fees	23,000
Insurance expenses	20,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Commitment fee on syndicated credit agreement	5,000
Interest expense	809
Miscellaneous	18,460

Total expenses	10,158,832

NET INVESTMENT INCOME	2,163,148

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	141,652,113
Foreign currency transactions	(16,354)

141,635,759

Net change in unrealized appreciation (depreciation) on:
Investments	7,692,022
Foreign currencies	(20,852)

7,671,170

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	149,306,929

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$151,470,077

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$2,163,148	$2,402,557
Net realized gain on investment and foreign currency transactions	141,635,759	132,807,455
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	7,671,170	313,910,851

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	151,470,077	449,120,863

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	26,462,176	24,077,738
Series shares repurchased	(146,401,640)	(127,868,729)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(119,939,464)	(103,790,991)

TOTAL INCREASE	31,530,613	345,329,872
NET ASSETS:
Beginning of year	1,592,189,861	1,246,859,989

End of year	$1,623,720,474	$1,592,189,861

SEE NOTES TO FINANCIAL STATEMENTS.

A129

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

CERTIFICATES OF DEPOSIT — 22.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bank of America NA	0.180%		02/02/15	2,000	$2,000,000
Bank of America NA	0.250%		03/20/15	3,000	3,000,000
Bank of America NA	0.250%		05/12/15	5,000	5,000,000
Bank of America NA	0.260%		02/02/15	5,500	5,500,000
Bank of America NA	0.260%		03/09/15	2,000	2,000,000
Bank of Montreal	0.242%	(a)	07/06/15	1,000	1,000,006
Bank of Nova Scotia	0.242%	(a)	08/03/15	2,000	2,000,000
Bank of Nova Scotia	0.265%	(a)	06/29/15	2,000	2,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.	0.210%		02/25/15	7,000	7,000,000
BNP Paribas SA	0.482%	(a)	04/10/15	8,000	8,000,000
Branch Banking & Trust Co.	0.160%		01/28/15	6,000	6,000,000
Branch Banking & Trust Co.	0.160%		02/03/15	3,000	3,000,000
Canadian Imperial Bank of Commerce	0.232%	(a)	05/06/15	2,000	2,000,000
Canadian Imperial Bank of Commerce	0.232%	(a)	06/17/15	3,000	3,000,000
Canadian Imperial Bank of Commerce	0.244%	(a)	08/28/15	2,000	2,000,000
Citibank NA	0.180%		02/03/15	3,500	3,500,000
Citibank NA	0.240%		02/04/15	4,000	4,000,000
Citibank NA	0.250%		03/03/15	4,000	4,000,000
Citibank NA	0.250%		03/11/15	5,000	5,000,478
Citibank NA	0.250%		05/05/15	3,000	3,000,000
HSBC Bank USA NA	0.253%	(a)	10/28/15	3,000	3,000,000
Mizuho Bank Ltd.	0.200%		01/02/15	2,000	2,000,000
Natixis	0.240%		01/02/15	4,000	4,000,000
Natixis	0.550%		01/22/15	4,000	4,000,604
Norinchukin Bank	0.200%		02/11/15	4,000	4,000,000
Norinchukin Bank	0.230%		01/14/15	2,000	2,000,000
Rabobank Nederland	0.280%	(a)	04/14/15	3,000	3,000,000
Rabobank Nederland	0.283%	(a)	02/25/15	5,000	5,000,383
Rabobank Nederland	0.286%	(a)	05/29/15	6,000	6,000,100
Royal Bank of Canada	0.241%	(a)	02/12/15	1,000	1,000,000
Royal Bank of Canada	0.268%	(a)	12/11/15	5,000	5,000,000
Skandinaviska Enskilda Banken AB	0.269%	(a)	07/10/15	4,000	4,000,000
Standard Chartered Bank	0.290%		03/03/15	6,000	6,000,000
State Street Bank & Trust Co.	0.240%	(a)	03/12/15	2,000	2,000,000
State Street Bank & Trust Co.	0.281%	(a)	10/01/15	6,000	6,000,000
Sumitomo Mitsui Banking Corp.	0.260%		04/10/15	8,000	8,000,000
Svenska Handelsbanken AB	0.205%		02/27/15	3,200	3,200,051
Svenska Handelsbanken AB	0.220%		01/28/15	3,000	3,000,011
Toronto-Dominion Bank (The)	0.247%	(a)	10/06/15	10,000	10,000,000
U.S. Bank NA	0.175%	(a)	02/26/15	5,000	5,000,000
U.S. Bank NA	0.233%	(a)	10/30/15	5,000	5,000,000
Wells Fargo Bank NA	0.208%	(a)	02/06/15	3,200	3,199,994
Wells Fargo Bank NA	0.215%	(a)	02/20/15	5,000	5,000,087
Wells Fargo Bank NA	0.220%	(a)	02/28/15	3,000	3,000,010
Wells Fargo Bank NA	0.232%	(a)	03/17/15	1,000	1,000,000
Wells Fargo Bank NA	0.241%	(a)	05/12/15	3,000	3,000,000
Wells Fargo Bank NA	0.252%	(a)	08/20/15	3,000	3,000,000

					182,401,724

COMMERCIAL PAPER — 25.8%
ABN AMRO Funding USA LLC, 144A	0.260%	(b)	02/10/15	3,000	2,999,133
ABN AMRO Funding USA LLC, 144A	0.341%	(b)	01/05/15	1,000	999,962
Caisse Centrale Desjardins du Quebec, 144A	0.231%	(a)	10/22/15	10,000	10,000,000
CDP Financial, Inc., 144A	0.150%	(b)	01/05/15	8,000	7,999,867
CDP Financial, Inc., 144A	0.180%	(b)	02/27/15	3,000	2,999,145
CDP Financial, Inc., 144A	0.180%	(b)	03/16/15	2,000	1,999,260
CDP Financial, Inc., 144A	0.190%	(b)	03/13/15	8,000	7,997,002
Commonwealth Bank of Australia, 144A	0.244%	(a)	04/23/15	8,000	8,000,000
CPPIB Capital, Inc., 144A	0.140%	(b)	01/13/15	4,300	4,299,799

SEE NOTES TO FINANCIAL STATEMENTS.

A130

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMERCIAL PAPER (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CPPIB Capital, Inc., 144A	0.140%	(b)	02/18/15	15,000	$14,997,200
CPPIB Capital, Inc., 144A	0.150%	(b)	01/02/15	1,000	999,996
DNB Bank ASA, 144A	0.230%	(b)	04/20/15	1,100	1,099,234
DNB Bank ASA, 144A	0.244%	(a)	01/16/15	7,000	7,000,000
Eli Lilly & Co., 144A	0.200%	(b)	03/25/15	4,000	3,998,156
General Electric Capital Corp.	0.200%	(b)	01/27/15	2,000	1,999,711
General Electric Capital Corp.	0.200%	(b)	03/05/15	3,000	2,998,950
General Electric Capital Corp.	0.200%	(b)	04/20/15	3,000	2,998,183
General Electric Capital Corp.	0.210%	(b)	02/02/15	3,224	3,223,398
GlaxoSmithKline Finance PLC, 144A	0.160%	(b)	01/22/15	8,000	7,999,253
HSBC Bank PLC, 144A	0.223%	(a)	01/30/15	5,000	5,000,000
HSBC Bank PLC, 144A	0.228%	(a)	05/07/15	3,000	3,000,000
HSBC Bank PLC, 144A	0.233%	(a)	02/12/15	2,000	2,000,000
HSBC USA, Inc.	0.240%	(b)	04/27/15	7,000	6,994,587
ING (U.S.) Funding LLC	0.210%	(b)	02/27/15	8,500	8,497,174
JPMorgan Securities LLC	0.200%	(b)	02/02/15	1,000	999,822
JPMorgan Securities LLC, 144A	0.200%	(b)	02/17/15	4,000	3,998,956
JPMorgan Securities LLC, 144A	0.210%	(b)	03/11/15	4,000	3,998,390
JPMorgan Securities LLC, 144A	0.345%	(a)	10/20/15	3,000	3,000,000
JPMorgan Securities LLC, 144A	0.354%	(a)	09/02/15	2,000	2,000,000
JPMorgan Securities LLC, 144A	0.357%	(a)	08/07/15	4,000	4,000,000
Nordea Bank AB, 144A	0.220%	(b)	03/13/15	2,500	2,498,915
PNC Bank NA	0.281%	(b)	07/01/15	1,000	998,592
PNC Bank NA	0.310%		03/27/15	6,000	6,000,000
PNC Bank NA	0.310%		05/20/15	2,000	2,000,000
PSP Capital, Inc., 144A	0.150%	(b)	01/16/15	4,000	3,999,750
PSP Capital, Inc., 144A	0.150%	(b)	02/13/15	4,000	3,999,283
PSP Capital, Inc., 144A	0.160%	(b)	02/05/15	7,000	6,998,911
Schlumberger Investment SA, 144A	0.200%	(b)	03/16/15	2,000	1,999,178
Skandinaviska Enskilda Banken AB, 144A	0.255%	(b)	04/16/15	4,000	3,997,025
Skandinaviska Enskilda Banken AB, 144A	0.260%	(b)	04/14/15	4,000	3,997,025
Standard Chartered Bank, 144A	0.270%	(b)	04/27/15	3,000	2,997,390
State Street Corp.	0.160%	(b)	01/05/15	5,000	4,999,911
State Street Corp.	0.160%	(b)	01/28/15	3,000	2,999,640
State Street Corp.	0.170%	(b)	03/09/15	5,000	4,998,418
Svenska Handelsbanken AB, 144A	0.210%	(b)	01/16/15	2,000	1,999,825
Swedbank AB	0.230%	(b)	01/05/15	4,000	3,999,898
Swedbank AB	0.245%	(b)	01/22/15	5,000	4,999,286
Toyota Motor Credit Corp.	0.130%	(b)	02/03/15	5,000	4,999,404
Toyota Motor Credit Corp.	0.231%	(a)	04/09/15	3,000	3,000,000
Westpac Banking Corp., 144A	0.243%	(a)	04/29/15	3,000	3,000,000

					212,579,629

OTHER CORPORATE OBLIGATIONS — 7.5%
Bank of Montreal, Sr. Unsec’d. Notes, MTN	0.709%	(a)	09/11/15	3,200	3,209,673
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	1.200%		02/20/15	2,500	2,502,701
Commonwealth Bank of Australia, Sr. Unsec’d. Notes	1.950%		03/16/15	1,000	1,003,213
Commonwealth Bank of Australia, Unsec’d. Notes, MTN, 144A	0.513%	(a)	01/29/15	2,000	2,000,470
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	2.150%		01/09/15	5,000	5,002,135
International Bank for Reconstruction & Development, Sr. Unsec’d. Notes	0.161%	(a)	01/14/15	7,000	7,000,015
International Bank for Reconstruction & Development, Sr. Unsec’d. Notes, MTN	0.157%	(a)	08/07/15	3,000	3,000,000
International Finance Corp., Sr. Unsec’d. Notes	0.170%	(a)	08/27/15	7,000	6,999,566
International Finance Corp., Sr. Unsec’d. Notes, MTN	0.170%	(a)	01/28/15	6,000	6,000,046
MetLife Institutional Funding II, Sec’d. Notes, 144A	0.601%	(a)	01/06/15	2,700	2,700,140
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A	2.000%		01/09/15	4,000	4,001,515
National Australia Bank Ltd., Sr. Unsec’d. Notes, MTN	2.000%		03/09/15	2,500	2,508,178
Royal Bank of Canada, Sr. Unsec’d. Notes, MTN	0.461%	(a)	01/06/15	7,000	7,000,237
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	0.234%	(a)	08/26/15	6,000	6,000,000
Wells Fargo Bank NA, Sr. Unsec’d. Notes	0.511%	(a)	07/20/15	3,000	3,004,185

					61,932,074

SEE NOTES TO FINANCIAL STATEMENTS.

A131

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

TIME DEPOSITS — 1.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Australia & New Zealand Banking Group Ltd.(c)	0.250%		01/26/15	7,000	$7,000,000
Credit Agricole SA	0.050%		01/02/15	5,000	5,000,000

					12,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 37.7%
Federal Farm Credit Bank	0.138%	(a)	02/03/16	3,000	3,000,171
Federal Farm Credit Bank	0.155%	(a)	10/01/15	3,000	3,000,795
Federal Farm Credit Bank	0.200%	(a)	06/26/15-07/27/15	9,000	9,003,229
Federal Home Loan Bank	0.053%	(b)	01/02/15	1,409	1,408,998
Federal Home Loan Bank	0.060%	(b)	01/07/15	8,000	7,999,920
Federal Home Loan Bank	0.066%	(b)	01/21/15	16,000	15,999,422
Federal Home Loan Bank	0.070%		04/29/15	6,000	5,999,397
Federal Home Loan Bank	0.071%	(b)	01/23/15-02/05/15	51,000	50,997,398
Federal Home Loan Bank	0.077%	(b)	01/16/15	24,575	24,574,210
Federal Home Loan Bank	0.083%	(b)	02/06/15	13,000	12,998,920
Federal Home Loan Bank	0.087%	(b)	02/04/15	21,100	21,098,260
Federal Home Loan Bank	0.096%	(b)	02/13/15-02/18/15	15,000	14,998,153
Federal Home Loan Bank	0.101%	(b)	03/06/15	5,000	4,999,125
Federal Home Loan Bank	0.104%	(a)	04/02/15	4,000	3,999,975
Federal Home Loan Bank	0.106%	(a)	05/12/15	2,000	1,999,951
Federal Home Loan Bank	0.110%	(b)	03/04/15	12,000	11,997,727
Federal Home Loan Bank	0.112%	(b)	02/11/15	15,000	14,998,080
Federal Home Loan Bank	0.114%	(a)	02/23/15	3,000	3,000,000
Federal Home Loan Bank	0.119%	(b)	03/11/15-03/13/15	11,000	10,997,507
Federal Home Loan Bank	0.120%	(a)	03/26/15-05/28/15	11,000	10,999,908
Federal Home Loan Bank	0.122%	(a)	07/10/15	5,000	5,000,000
Federal Home Loan Bank	0.125%	(a)	06/25/15	5,000	4,999,902
Federal Home Loan Bank	0.127%	(a)	08/10/15	5,000	4,999,929
Federal Home Loan Bank	0.136%	(a)	09/14/15	5,000	5,000,483
Federal Home Loan Bank	0.138%	(a)	12/24/15	5,000	4,998,867
Federal Home Loan Bank	0.180%	(b)	03/20/15	10,000	9,996,165
Federal Home Loan Mortgage Corp.	0.071%	(b)	02/06/15	3,000	2,999,790
Federal Home Loan Mortgage Corp.	0.122%	(a)	02/18/16	9,000	8,998,449
Federal Home Loan Mortgage Corp.	0.141%	(a)	10/16/15	3,000	3,000,334
Federal Home Loan Mortgage Corp.	0.152%	(a)	07/17/15	9,000	9,001,500
Federal National Mortgage Assoc.	0.070%	(b)	01/20/15	13,000	12,999,528
Federal National Mortgage Assoc.	0.127%	(a)	08/05/15	4,000	4,000,251

					310,066,344

U.S. TREASURY OBLIGATIONS — 6.0%
U.S. Treasury Bills	0.047%	(b)	01/08/15	3,000	2,999,973
U.S. Treasury Notes	0.125%		04/30/15	5,000	5,000,498
U.S. Treasury Notes	0.250%		02/15/15	9,000	9,001,997
U.S. Treasury Notes	2.500%		03/31/15-04/30/15	26,000	26,178,026
U.S. Treasury Notes	4.000%		02/15/15	6,000	6,028,874

					49,209,368

TOTAL INVESTMENTS — 100.6% (amortized cost $828,189,139)					828,189,139
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%					(4,601,784)

NET ASSETS — 100.0%					$823,587,355

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2014.

(b)	Rate quoted represents yield-to-maturity as of purchase date.

(c)	Indicates a security that has been deemed illiquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$182,401,724	$—
Commercial Paper	—	212,579,629	—
Other Corporate Obligations	—	61,932,074	—
Time Deposits	—	12,000,000	—
U.S. Government Agency Obligations	—	310,066,344	—
U.S. Treasury Obligations	—	49,209,368	—

Total	$—	$828,189,139	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

U.S. Government Agency Obligations	37.7%
Commercial Paper	25.8
Certificates of Deposit	22.1
Other Corporate Obligations	7.5
U.S. Treasury Obligations	6.0

Time Deposits	1.5%

100.6
Liabilities in excess of other assets	(0.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A133

MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments, at amortized cost which approximates fair value:	$828,189,139
Cash	1,981
Interest receivable	516,960
Receivable for Series shares sold	161,393
Prepaid expenses	6,583

Total Assets	828,876,056

LIABILITIES
Payable for investments purchased	4,999,125
Accrued expenses	134,026
Management fee payable	104,719
Payable for Series shares repurchased	49,905
Affiliated transfer agent fee payable	926

Total Liabilities	5,288,701

NET ASSETS	$823,587,355

Net assets were comprised of:
Paid-in capital	$823,587,355

Net assets, December 31, 2014	$823,587,355

Net asset value and redemption price per share $823,587,355 / 82,355,753 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Interest income	$1,330,181

EXPENSES
Management fee	3,383,905
Custodian’s fees and expenses	123,000
Shareholders’ reports	101,000
Audit fee	26,000
Trustees’ fees	17,000
Insurance expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Legal fees and expenses	11,000
Miscellaneous	8,964

Total expenses	3,694,869
Less: Management fee waiver	(2,364,760)

Net expenses	1,330,109

NET INVESTMENT INCOME	72

REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	7,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,111

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$72	$—
Net realized gain on investment transactions	7,039	14,454

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,111	14,454

Dividends from net investment income	(7,111)	(14,454)

SERIES SHARE TRANSACTIONS
Series shares sold [22,388,218 and 15,412,796 shares, respectively]	223,882,182	154,127,954
Series shares issued in reinvestment of distributions [711 and 1,445 shares, respectively]	7,111	14,454
Series shares repurchased [26,634,487 and 19,157,649 shares, respectively]	(266,344,871)	(191,576,491)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(42,455,578)	(37,434,083)

TOTAL DECREASE	(42,455,578)	(37,434,083)
NET ASSETS:
Beginning of year	866,042,933	903,477,016

End of year	$823,587,355	$866,042,933

SEE NOTES TO FINANCIAL STATEMENTS.

A134

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 95.8%
COMMON STOCKS — 95.7%	Shares	Value (Note 2)
Aluminum — 1.1%
Alcoa, Inc.	21,638	$341,664
Constellium NV (Netherlands) (Class A Stock)*	376,130	6,179,816
Norsk Hydro ASA (Norway)	57,684	324,936

		6,846,416

Coal & Consumable Fuels — 1.8%
CONSOL Energy, Inc.	341,538	11,547,400

Diversified Metals & Mining — 7.5%
African Rainbow Minerals Ltd. (South Africa)	286,406	2,932,895
Anglo American PLC (United Kingdom)	13,916	257,508
BHP Billiton Ltd. (Australia), ADR(a)	161,294	7,632,432
First Quantum Minerals Ltd. (Canada)	559,594	7,952,227
Freeport-McMoRan Copper & Gold, Inc.	175,557	4,101,011
Glencore PLC (Switzerland)	2,211,779	10,209,215
Ivanhoe Mines Ltd. (Canada)*	357,087	313,504
Ivanhoe Mines Ltd. (Canada) (Class A Stock), 144A*(b)	433,900	384,676
Northern Dynasty Minerals Ltd. (Canada)*(a)	399,636	162,052
Rio Tinto PLC (United Kingdom), ADR(a)	224,785	10,353,597
Southern Copper Corp.	109,359	3,083,924

		47,383,041

Fertilizers & Agricultural Chemicals — 1.2%
Potash Corp. of Saskatchewan, Inc. (Canada)	217,312	7,675,460

Gold — 5.9%
Agnico Eagle Mines Ltd. (Canada)	141,352	3,518,251
Alacer Gold Corp.	727,441	1,458,889
Algold Resources Ltd. (Canada), 144A*(b)	29,193	6,031
Axmin, Inc. (Canada)*	155,620	2,009
B2Gold Corp. (Canada)*(a)	2,155,332	3,524,816
Barrick Gold Corp. (Canada)(a)	340,897	3,664,643
Eldorado Gold Corp. (Canada)	1,487,941	9,067,501
Goldcorp, Inc. (Canada)	15,139	280,374
Guyana Goldfields Inc., Reg. D (Canada), Private Placement (original cost $629,040; purchased 6/24/2014)*(c)	365,319	886,727
Guyana Goldfields, Inc. (Canada), 144A*(b)	726,972	1,764,556
Kinross Gold Corp. (Canada)*	846,489	2,387,099
Newmont Mining Corp.	17,388	328,633
Randgold Resources Ltd. (United Kingdom), ADR(a)	158,208	10,664,801

		37,554,330

Integrated Oil & Gas — 6.0%
Chevron Corp.	1,719	192,837
Hess Corp.	107,065	7,903,538
Occidental Petroleum Corp.	135,993	10,962,396

COMMON STOCKS (continued)	Shares	Value (Note 2)
Integrated Oil & Gas (continued)
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	4,309	$288,488
Suncor Energy, Inc. (Canada)	585,451	18,605,633

		37,952,892

Oil & Gas Drilling — 2.3%
Ensco PLC (Class A Stock)	4,603	137,860
Helmerich & Payne, Inc.	43,771	2,951,041
Independence Contract Drilling Inc.*	336,881	1,758,519
Patterson-UTI Energy, Inc.	360,405	5,979,119
Rowan Cos. PLC (Class A Stock)	159,273	3,714,246

		14,540,785

Oil & Gas Equipment & Services — 18.7%
Baker Hughes, Inc.	6,110	342,588
Cameron International Corp.*	387,800	19,370,610
Core Laboratories NV(a)	73,141	8,801,788
Dril-Quip, Inc.*	230,659	17,698,465
FMC Technologies, Inc.*	110,644	5,182,565
Halliburton Co.	410,444	16,142,762
National Oilwell Varco, Inc.	228,218	14,955,125
Schlumberger Ltd.	324,753	27,737,154
Superior Energy Services, Inc.	390,426	7,867,084
Tenaris SA (Luxembourg), ADR	6,752	203,978

		118,302,119

Oil & Gas Exploration & Production — 39.6%
Africa Oil Corp. (Canada)*(a)	353,810	733,932
Africa Oil Corp., Reg. D (Canada)*	42,762	88,704
Anadarko Petroleum Corp.	305,164	25,176,030
Antero Resources Corp*(a)	153,140	6,214,421
Apache Corp.	4,853	304,137
Bankers Petroleum Ltd. (Canada)*	718,499	2,016,101
Bonanza Creek Energy, Inc.*	129,895	3,117,480
Cabot Oil & Gas Corp.	11,460	339,331
Canadian Natural Resources Ltd. (Canada)	155,758	4,809,807
Chesapeake Energy Corp.	18,166	355,509
Cimarex Energy Co.	111,386	11,806,916
Cobalt International Energy, Inc.*	378,694	3,366,590
Concho Resources, Inc.*	222,602	22,204,549
ConocoPhillips	5,324	367,675
Continental Resources, Inc.*(a)	6,705	257,204
Crew Energy Inc (Canada)*	438,928	2,236,576
Denbury Resources, Inc.(a)	86,783	705,546
Devon Energy Corp.	308,900	18,907,769
EOG Resources, Inc.	234,735	21,612,051
EQT Corp.	4,227	319,984
Genel Energy PLC (United Kingdom)*	294,586	3,196,650
Gulfport Energy Corp.*	161,551	6,743,139
Kosmos Energy Ltd.*	331,163	2,778,458
Laredo Petroleum, Inc.*	528,375	5,468,681
Lekoil Ltd. (Nigeria)*	820,280	356,379
Lekoil Ltd., Reg. D (Nigeria)*	2,947,579	1,280,607
Marathon Oil Corp.	429,803	12,159,127
MEG Energy Corp. (Canada)*	196,260	3,302,533
MEG Energy Corp. (Canada), 144A*(b)	131,600	2,214,478
Mobius Resources Inc., Reg. D (Canada)*	773,332	109,829

SEE NOTES TO FINANCIAL STATEMENTS.

A135

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas Exploration & Production (continued)
Mobius Resources, Inc. (Canada)*	321,393	$45,645
Newfield Exploration Co.*	116,440	3,157,853
Noble Energy, Inc.	462,052	21,915,126
Nuvista Energy Ltd (Canada)*	383,330	2,444,892
Oasis Petroleum, Inc.*(a)	174,409	2,884,725
Oil Search Ltd. (Australia)	661,043	4,238,998
PDC Energy, Inc.*	214,453	8,850,475
Pioneer Natural Resources Co.	42,227	6,285,489
Range Resources Corp.	213,500	11,411,575
Rice Energy, Inc.*	270,745	5,677,523
Rosetta Resources, Inc.*	309,143	6,896,980
Seven Generations Energy Ltd. (Canada), 144A*(a)(b)	129,839	1,954,626
Seven Generations Energy Ltd. (Canada) (Class A Stock)*(a)	53,477	805,055
Southwestern Energy Co.*	114,777	3,132,264
Tullow Oil PLC (United Kingdom)	307,426	1,981,166
Whiting Petroleum Corp.*	189,346	6,248,418
Woodside Petroleum Ltd. (Australia)	4,863	150,400

		250,631,403

Oil & Gas Refining & Marketing — 6.0%
Marathon Petroleum Corp.	227,486	20,532,886
Phillips 66	178,318	12,785,401
Valero Energy Corp.	7,250	358,875
Western Refining, Inc.	115,345	4,357,734

		38,034,896

Oil & Gas Storage & Transportation — 1.7%
Cheniere Energy, Inc.*	85,836	6,042,854
Kinder Morgan, Inc.(a)	5,421	229,363
Williams Cos., Inc. (The)	106,498	4,786,020

		11,058,237

Packaged Foods & Meats — 0.4%
Adecoagro SA (Luxembourg)*	289,976	2,322,708

Precious Metals & Minerals — 0.1%
Platinum Group Metals Ltd. (Canada)*	1,234,422	601,040
Sedibelo Platinum Mines (South Africa), Private Placement (original cost $1,102,975; purchased 11/27/07)*(b)(c)	129,100	11,973

		613,013

Silver — 1.2%
Silver Wheaton Corp. (Canada)	224,465	4,563,373
Tahoe Resources, Inc.*	82,808	1,151,101
Tahoe Resources, Inc., 144A*(b)	116,000	1,612,498

		7,326,972

Specialty Chemicals — 0.9%
Ashland, Inc.	1,239	148,383
Flotek Industries, Inc.*(a)	260,973	4,888,024
PPG Industries, Inc.	1,532	354,122

		5,390,529

Steel — 1.3%
ArcelorMittal (Luxembourg), ADR(a)	29,587	326,345
Nucor Corp.	7,433	364,589

COMMON STOCKS (continued)	Shares	Value (Note 2)
Steel (continued)
Reliance Steel & Aluminum Co.	119,054	$7,294,438

		7,985,372

TOTAL COMMON STOCKS (cost $533,094,897)		605,165,573

CONVERTIBLE PREFERRED STOCKS* — 0.1%
Steel
Manabi SA (Brazil) (Class A Preferred), Private Placement (original cost $4,587,721; purchased 05/25/11), 144A(b)(c)	3,660	505,080
Manabi SA (Brazil) (Class B Preferred), Private Placement (original cost $1,848,551; purchased 08/21/12), 144A(b)(c)	1,464	202,032

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $6,436,272)		707,112

	Units
RIGHTS*
Oil, Gas & Consumable Fuels
Trident Resources Corp. CVR (Canada), Private Placement expiring 06/30/15 (original cost $0; purchased 06/30/10)(b)(c)	9,007	—	(d)

WARRANTS*
Gold
Algold Resources Ltd. (Canada), Private Placement expiring 06/23/15 (original cost $0; purchased 12/23/13), 144A(b)(c)	14,596	502
Crystallex International Corp. (Canada), Private Placement expiring 11/04/19 (original cost $0; purchased 11/04/09)(b)(c)	221,350	—	(d)

TOTAL WARRANTS (cost $0)		502

TOTAL LONG-TERM INVESTMENTS (cost $539,531,169)		605,873,187

	Shares
SHORT-TERM INVESTMENT — 11.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $69,668,225; includes $42,659,785 of cash collateral for securities on loan)(Note 4)(e)(f)	69,668,225	69,668,225

TOTAL INVESTMENTS — 106.8% (cost $609,199,394)		675,541,412
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.8)%		(43,064,940)

NET ASSETS 100.0%		$632,476,472

SEE NOTES TO FINANCIAL STATEMENTS.

A136

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $40,944,930; cash collateral of $42,659,785 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Indicates a security that has been deemed illiquid.

(c)	Indicates a restricted security; the aggregate original cost of such securities is $8,168,287. The aggregate value of, $1,606,314, is approximately 0.3% of net assets.

(d)	Less than $0.50.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aluminum	$6,521,480	$324,936	$—
Coal & Consumable Fuels	11,547,400	—	—
Diversified Metals & Mining	33,598,747	13,784,294	—
Fertilizers & Agricultural Chemicals	7,675,460	—	—
Gold	34,903,047	2,651,283	—
Integrated Oil & Gas	37,952,892	—	—
Oil & Gas Drilling	14,540,785	—	—
Oil & Gas Equipment & Services	118,302,119	—	—
Oil & Gas Exploration & Production	235,504,649	15,126,754	—
Oil & Gas Refining & Marketing	38,034,896	—	—
Oil & Gas Storage & Transportation	11,058,237	—	—
Packaged Foods & Meats	2,322,708	—	—
Precious Metals & Minerals	601,040	—	11,973
Silver	5,714,474	1,612,498	—
Specialty Chemicals	5,390,529	—	—
Steel	7,985,372	—	—
Convertible Preferred Stocks
Steel	—	—	707,112
Rights
Oil, Gas & Consumable Fuels	—	—	—	**
Warrants
Gold	—	502	—	**
Affiliated Money Market Mutual Fund	69,668,225	—	—

Total	$641,322,060	$33,500,267	$719,085

**	Less than $.50

SEE NOTES TO FINANCIAL STATEMENTS.

A137

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Convertible Preferred Stocks	Rights		Warrants
Balance as of 12/31/13	$13,044	$5,002,366	$—	**	$—	**
Realized gain (loss)	—	—	—		—
Change in unrealized appreciation (depreciation)*	(1,071)	(4,295,254)	—		—
Purchases	—	—	—		—
Sales	—		—		—
Accrued discount/premium	—	—	—		—
Transfer into Level 3	—	—	—		—
Transfer out of Level 3	—	—	—		—

Balance as of 12/31/14	$11,973	$707,112	$—	**	$—	**

*	Of which, $(4,296,325) was relating to securities held at the reporting period end.

**	Less than $0.50

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board. One common stock was fair valued using last traded price adjusted for daily changes in indices deemed directly or indirectly correlated to the security. There were two convertible preferred stocks that were fair valued using a discount approach to address that lack of liquidity at such securities. For equity rights received through a bankruptcy distribution, the fair value is determined to be the residual value of the original bonds and other factors impacting the values of securities being issued pursuant to the reorganization. For certain warrants received in a private placement offering, the Manager has determined the fair value using the Black Scholes method with adjustment for volatility factor which is deemed to be a significant unobservable input. For the common stock, convertible preferred stocks and rights, the securities were private placement and therefore, the prices were a significant unobservable input.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Oil & Gas Exploration & Production	39.6%
Oil & Gas Equipment & Services	18.7
Affiliated Money Market Mutual Fund (including 6.7% of collateral for securities on loan)	11.0
Diversified Metals & Mining	7.5
Oil & Gas Refining & Marketing	6.0
Integrated Oil & Gas	6.0
Gold	5.9
Oil & Gas Drilling	2.3
Coal & Consumable Fuels	1.8
Oil & Gas Storage & Transportation	1.7

Steel	1.4%
Fertilizers & Agricultural Chemicals	1.2
Silver	1.2
Aluminum	1.1
Specialty Chemicals	0.9
Packaged Foods & Meats	0.4
Precious Metals & Minerals	0.1

106.8
Liabilities in excess of other assets	(6.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contract	Unaffiliated Investments	$502	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

For the year ended December 31, 2014, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants*
Equity contracts	$502

*	Included in net change in unrealized (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $40,944,930:
Unaffiliated investments (cost $539,531,169)	$605,873,187
Affiliated investments (cost $69,668,225)	69,668,225
Cash	23,129
Dividends receivable	272,626
Tax reclaim receivable	218,057
Receivable for Series shares sold	4,075
Prepaid expenses	7,523

Total Assets	676,066,822

LIABILITIES
Payable to broker for collateral for securities on loan	42,659,785
Payable for Series shares repurchased	533,850
Management fee payable	214,888
Accrued expenses	166,365
Distribution fee payable	9,081
Administration fee payable	5,455
Affiliated transfer agent fee payable	926

Total Liabilities	43,590,350

NET ASSETS	$632,476,472

Net assets were comprised of:
Paid-in capital	$510,264,969
Retained earnings	122,211,503

Net assets, December 31, 2014	$632,476,472

Class I:
Net asset value and redemption price per share $588,974,551 / 19,714,898 outstanding shares of beneficial interest	$29.87

Class II:
Net asset value and redemption price per share $43,501,921 / 1,482,111 outstanding shares of beneficial interest	$29.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $293,483)	$8,539,784
Affiliated income from securities loaned, net	164,527
Affiliated dividend income	32,068

Total income	8,736,379

EXPENSES
Management fee	3,796,593
Distribution fee—Class II	130,749
Administration fee—Class II	78,450
Custodian’s fees and expenses	131,000
Shareholders’ reports	131,000
Audit fee	30,000
Trustees’ fees	17,000
Insurance expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	53,331

Total expenses	4,404,123
Less: Management fee waiver	(421,844)

Net expenses	3,982,279

NET INVESTMENT INCOME	4,754,100

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	39,019,781
Foreign currency transactions	5,224

39,025,005

Net change in unrealized depreciation on:
Investments	(199,647,339)
Foreign currencies	(17,467)

(199,664,806)

NET LOSS ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(160,639,801)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(155,885,701)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,754,100	$4,450,112
Net realized gain on investment and foreign currency transactions	39,025,005	11,477,058
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(199,664,806)	66,874,621

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(155,885,701)	82,801,791

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	36,365,649	22,409,085
Series shares repurchased	(94,184,529)	(122,377,266)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(57,818,880)	(99,968,181)

TOTAL DECREASE	(213,704,581)	(17,166,390)
NET ASSETS:
Beginning of year	846,181,053	863,347,443

End of year	$632,476,472	$846,181,053

SEE NOTES TO FINANCIAL STATEMENTS.

A139

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 97.8%	Shares	Value (Note 2)
Aerospace & Defense — 2.6%
AAR Corp.	39,871	$1,107,616
Aerovironment, Inc.*	21,314	580,807
American Science & Engineering, Inc.	8,316	431,600
Cubic Corp.	23,073	1,214,563
Curtiss-Wright Corp.	50,902	3,593,172
Engility Holdings, Inc.*	18,600	796,080
GenCorp, Inc.*(a)	62,275	1,139,632
Moog, Inc. (Class A Stock)*	43,094	3,190,249
National Presto Industries, Inc.(a)	5,199	301,750
Orbital Sciences Corp.*	64,140	1,724,725
TASER International, Inc.*(a)	55,600	1,472,288
Teledyne Technologies, Inc.*	38,696	3,975,627

		19,528,109

Air Freight & Logistics — 0.7%
Atlas Air Worldwide Holdings, Inc.*	26,200	1,291,660
Forward Air Corp.	32,256	1,624,735
Hub Group, Inc. (Class A Stock)*	36,770	1,400,201
UTi Worldwide, Inc.*(a)	97,000	1,170,790

		5,487,386

Airlines — 0.4%
Allegiant Travel Co.	14,494	2,178,883
SkyWest, Inc.	53,860	715,261

		2,894,144

Auto Components — 0.6%
Dorman Products, Inc.*(a)	32,500	1,568,775
Drew Industries, Inc.*	25,089	1,281,295
Standard Motor Products, Inc.	21,999	838,602
Superior Industries International, Inc.	24,318	481,253

		4,169,925

Automobiles — 0.1%
Winnebago Industries, Inc.	28,631	623,011

Banks — 7.8%
Bank of the Ozarks, Inc.	68,472	2,596,458
Banner Corp.	20,700	890,514
BBCN Bancorp, Inc.	83,982	1,207,661
Boston Private Financial Holdings, Inc.	87,302	1,175,958
Cardinal Financial Corp.	33,800	670,254
Central Pacific Financial Corp.	27,700	595,550
City Holding Co.	16,144	751,180
Columbia Banking System, Inc.	56,508	1,560,186
Community Bank System, Inc.	42,996	1,639,437
CVB Financial Corp.	101,600	1,627,632
First BanCorp*	110,372	647,884
First Commonwealth Financial Corp.	96,210	887,056
First Financial Bancorp	64,803	1,204,688
First Financial Bankshares, Inc.(a)	67,878	2,028,195
First Midwest Bancorp, Inc.	79,740	1,364,351
FNB Corp.	183,400	2,442,888
Glacier Bancorp, Inc.	79,473	2,206,965
Hanmi Financial Corp.	33,636	733,601
Home BancShares, Inc.	62,304	2,003,697
Independent Bank Corp.	25,406	1,087,631
LegacyTexas Financial Group, Inc.	38,400	915,840
MB Financial, Inc.	68,183	2,240,493

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
National Penn Bancshares, Inc.	130,676	$1,375,365
NBT Bancorp, Inc.	46,210	1,213,937
OFG Bancorp	47,300	787,545
Old National Bancorp	112,347	1,671,723
Pinnacle Financial Partners, Inc.	35,071	1,386,707
PrivateBancorp, Inc.	74,449	2,486,597
S&T Bancorp, Inc.	31,573	941,191
Simmons First National Corp. (Class A Stock)	16,778	682,026
Sterling Bancorp	88,558	1,273,464
Susquehanna Bancshares, Inc.	191,709	2,574,652
Texas Capital Bancshares, Inc.*	48,400	2,629,572
Tompkins Financial Corp.	12,564	694,789
UMB Financial Corp.	39,972	2,274,007
United Bankshares, Inc.	67,397	2,524,018
United Community Banks, Inc.	47,787	905,086
Westamerica Bancorporation(a)	27,400	1,343,148
Wilshire Bancorp, Inc.	74,613	755,830
Wintrust Financial Corp.	49,513	2,315,228

		58,313,004

Beverages — 0.4%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	9,425	2,728,915

Biotechnology — 0.7%
Acorda Therapeutics, Inc.*(a)	44,300	1,810,541
Emergent Biosolutions, Inc.*	31,057	845,682
Ligand Pharmaceuticals, Inc.*(a)	19,300	1,026,953
Momenta Pharmaceuticals, Inc.*	49,000	589,960
Repligen Corp.*	32,500	643,500
Spectrum Pharmaceuticals, Inc.*	61,200	424,116

		5,340,752

Building Products — 1.0%
AAON, Inc.	44,389	993,870
American Woodmark Corp.*	13,100	529,764
Apogee Enterprises, Inc.	30,638	1,298,132
Gibraltar Industries, Inc.*	30,268	492,157
Griffon Corp.	43,429	577,606
PGT, Inc.*	49,600	477,648
Quanex Building Products Corp.	39,788	747,218
Simpson Manufacturing Co., Inc.	43,983	1,521,812
Universal Forest Products, Inc.	21,164	1,125,925

		7,764,132

Capital Markets — 1.9%
Calamos Asset Management, Inc. (Class A Stock)	18,000	239,760
Evercore Partners, Inc. (Class A Stock)	38,100	1,995,297
Financial Engines, Inc.(a)	55,000	2,010,250
FXCM, Inc. (Class A Stock)	44,800	742,336
Greenhill & Co., Inc.	28,000	1,220,800
HFF, Inc. (Class A Stock)	34,800	1,250,016
Investment Technology Group, Inc.*	36,866	767,550
Piper Jaffray Cos.*(a)	17,265	1,002,924
Stifel Financial Corp.*	69,930	3,567,828
Virtus Investment Partners, Inc.	7,510	1,280,380

		14,077,141

SEE NOTES TO FINANCIAL STATEMENTS.

A140

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals — 2.4%
A. Schulman, Inc.	30,966	$1,255,052
American Vanguard Corp.	26,648	309,650
Balchem Corp.	32,583	2,171,331
Calgon Carbon Corp.*	56,254	1,168,958
Flotek Industries, Inc.*(a)	53,100	994,563
FutureFuel Corp.	23,200	302,064
H.B. Fuller Co.	53,218	2,369,797
Hawkins, Inc.	10,000	433,300
Innophos Holdings, Inc.	23,000	1,344,350
Intrepid Potash, Inc.*(a)	59,400	824,472
Koppers Holdings, Inc.	21,700	563,766
Kraton Performance Polymers, Inc.*	34,800	723,492
LSB Industries, Inc.*	20,500	644,520
OM Group, Inc.	32,556	970,169
Quaker Chemical Corp.	14,098	1,297,580
Rayonier Advanced Materials, Inc.	45,100	1,005,730
Stepan Co.	20,370	816,430
Tredegar Corp.	26,935	605,768
Zep, Inc.	23,807	360,676

		18,161,668

Commercial Services & Supplies — 2.6%
ABM Industries, Inc.	54,903	1,572,971
Brady Corp. (Class A Stock)	50,322	1,375,803
Brink’s Co. (The)	51,400	1,254,674
G&K Services, Inc. (Class A Stock)	21,119	1,496,281
Healthcare Services Group, Inc.(a)	74,876	2,315,915
Interface, Inc.	69,902	1,151,286
Matthews International Corp. (Class A Stock)	31,300	1,523,371
Mobile Mini, Inc.	48,897	1,980,817
Tetra Tech, Inc.	66,188	1,767,220
UniFirst Corp.	16,630	2,019,714
United Stationers, Inc.	41,142	1,734,547
US Ecology, Inc.	23,000	922,760
Viad Corp.	21,147	563,779

		19,679,138

Communications Equipment — 1.2%
ADTRAN, Inc.	57,500	1,253,500
Bel Fuse, Inc. (Class B Stock)	11,322	309,543
Black Box Corp.	16,393	391,793
CalAmp Corp.*(a)	38,000	695,400
Comtech Telecommunications Corp.	16,959	534,548
Digi International, Inc.*	25,664	238,419
Harmonic, Inc.*	92,124	645,789
Ixia*	60,300	678,375
NETGEAR, Inc.*	36,646	1,303,865
ViaSat, Inc.*(a)	45,615	2,875,113

		8,926,345

Construction & Engineering — 0.8%
Aegion Corp.*	39,537	735,784
Comfort Systems USA, Inc.	39,384	674,254
Dycom Industries, Inc.*	36,031	1,264,328
EMCOR Group, Inc.	68,625	3,053,126
Orion Marine Group, Inc.*	28,700	317,135

		6,044,627

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials — 0.2%
Headwaters, Inc.*	77,768	$1,165,742

Consumer Finance — 1.2%
Cash America International, Inc.	30,644	693,167
Encore Capital Group, Inc.*(a)	25,400	1,127,760
Enova International, Inc.*	28,039	624,148
EZCORP, Inc. (Class A Stock)*(a)	51,111	600,554
First Cash Financial Services, Inc.*	30,025	1,671,492
Green Dot Corp. (Class A Stock)*	38,200	782,718
PRA Group, Inc.*(a)	53,067	3,074,171
World Acceptance Corp.*(a)	9,552	758,907

		9,332,917

Containers & Packaging — 0.1%
Myers Industries, Inc.	26,220	461,472

Distributors — 0.4%
Pool Corp.	46,055	2,921,729
VOXX International Corp.*	20,657	180,956

		3,102,685

Diversified Consumer Services — 0.5%
American Public Education, Inc.*	18,333	675,938
Capella Education Co.	11,586	891,658
Career Education Corp.*	62,200	432,912
Regis Corp.*	47,300	792,748
Strayer Education, Inc.*(a)	11,600	861,648
Universal Technical Institute, Inc.	22,306	219,491

		3,874,395

Diversified Financial Services — 0.6%
Interactive Brokers Group, Inc. (Class A Stock)	62,000	1,807,920
MarketAxess Holdings, Inc.	39,600	2,839,716

		4,647,636

Diversified Telecommunication Services — 0.6%
8x8, Inc.*	93,800	859,208
Atlantic Tele-Network, Inc.	10,600	716,454
Cincinnati Bell, Inc.*	221,400	706,266
Consolidated Communications Holdings, Inc.	49,700	1,383,151
General Communication, Inc. (Class A Stock)*	32,224	443,080
Lumos Networks Corp.	19,421	326,661

		4,434,820

Electric Utilities — 0.9%
ALLETE, Inc.	40,697	2,244,033
El Paso Electric Co.	42,808	1,714,888
UIL Holdings Corp.	59,911	2,608,525

		6,567,446

Electrical Equipment — 1.1%
AZZ, Inc.	27,142	1,273,503
Encore Wire Corp.	19,831	740,291
EnerSys	48,100	2,968,732
Franklin Electric Co., Inc.	41,900	1,572,507
General Cable Corp.	51,400	765,860
Powell Industries, Inc.	9,772	479,512
Vicor Corp.*	17,531	212,125

		8,012,530

SEE NOTES TO FINANCIAL STATEMENTS.

A141

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components — 4.1%
Agilysys, Inc.*	14,932	$187,994
Anixter International, Inc.*	28,864	2,553,309
Badger Meter, Inc.	15,307	908,471
Benchmark Electronics, Inc.*	55,910	1,422,350
Checkpoint Systems, Inc.*	43,839	601,910
Coherent, Inc.*	26,600	1,615,152
CTS Corp.	35,264	628,757
Daktronics, Inc.	40,908	511,759
DTS, Inc.*	18,085	556,114
Electro Scientific Industries, Inc.	28,041	217,598
Fabrinet (Thailand)*	30,900	548,166
FARO Technologies, Inc.*	18,284	1,146,041
II-VI, Inc.*	54,662	746,136
Insight Enterprises, Inc.*	43,335	1,121,943
Littelfuse, Inc.	23,825	2,303,163
Mercury Systems, Inc.*	33,508	466,431
Methode Electronics, Inc.	40,466	1,477,414
MTS Systems Corp.	16,035	1,203,106
Newport Corp.*	42,108	804,684
OSI Systems, Inc.*	19,800	1,401,246
Park Electrochemical Corp.	22,144	552,050
Plexus Corp.*	35,620	1,467,900
Rofin-Sinar Technologies, Inc.*	29,700	854,469
Rogers Corp.*	19,431	1,582,461
Sanmina Corp.*	87,300	2,054,169
ScanSource, Inc.*	30,233	1,214,157
SYNNEX Corp.(a)	29,550	2,309,628
TTM Technologies, Inc.*(a)	55,789	420,091

		30,876,669

Energy Equipment & Services — 1.9%
Basic Energy Services, Inc.*	36,817	258,087
Bristow Group, Inc.	37,255	2,451,006
C&J Energy Services, Inc.*	48,300	638,043
Era Group, Inc.*	20,371	430,847
Exterran Holdings, Inc.	72,200	2,352,276
Geospace Technologies Corp.*	13,910	368,615
Gulf Island Fabrication, Inc.	14,077	272,953
GulfMark Offshore, Inc. (Class A Stock)	27,400	669,108
Hornbeck Offshore Services, Inc.*	34,215	854,349
ION Geophysical Corp.*	134,445	369,724
Matrix Service Co.*	27,973	624,357
Newpark Resources, Inc.*	88,000	839,520
Paragon Offshore PLC(a)	89,700	248,469
Pioneer Energy Services Corp.*	66,317	367,396
SEACOR Holdings, Inc.*(a)	18,671	1,378,107
Tesco Corp.	36,600	469,212
TETRA Technologies, Inc.*(a)	83,841	560,058
U.S. Silica Holdings, Inc.(a)	57,000	1,464,330

		14,616,457

Food & Staples Retailing — 0.8%
Andersons, Inc. (The)	28,524	1,515,765
Casey’s General Stores, Inc.	40,965	3,699,959
SpartanNash Co.	39,706	1,037,915

		6,253,639

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products — 1.7%
B&G Foods, Inc.	56,800	$1,698,320
Cal-Maine Foods, Inc.(a)	31,790	1,240,764
Calavo Growers, Inc.	16,390	775,247
Darling Ingredients, Inc.*	174,320	3,165,651
Diamond Foods, Inc.*(a)	28,449	803,115
J&J Snack Foods Corp.	15,818	1,720,524
Sanderson Farms, Inc.(a)	21,735	1,826,283
Seneca Foods Corp. (Class A Stock)*	7,500	202,725
Snyder’s-Lance, Inc.	55,016	1,680,739

		13,113,368

Gas Utilities — 2.0%
Laclede Group, Inc. (The)	45,814	2,437,305
New Jersey Resources Corp.	44,804	2,742,005
Northwest Natural Gas Co.	28,765	1,435,374
Piedmont Natural Gas Co., Inc.	82,903	3,267,207
South Jersey Industries, Inc.	35,622	2,099,204
Southwest Gas Corp.	49,311	3,047,913

		15,029,008

Health Care Equipment & Supplies — 3.9%
Abaxis, Inc.	22,412	1,273,674
ABIOMED, Inc.*(a)	39,000	1,484,340
Analogic Corp.	13,133	1,111,183
AngioDynamics, Inc.*	27,000	513,270
Anika Therapeutics, Inc.*	15,400	627,396
Cantel Medical Corp.	37,362	1,616,280
CONMED Corp.	29,149	1,310,539
CryoLife, Inc.	26,353	298,579
Cyberonics, Inc.*	27,797	1,547,737
Cynosure, Inc. (Class A Stock)*	22,990	630,386
Greatbatch, Inc.*	26,544	1,308,619
Haemonetics Corp.*	54,294	2,031,681
ICU Medical, Inc.*	14,392	1,178,705
Integra LifeSciences Holdings Corp.*	26,802	1,453,472
Invacare Corp.	30,702	514,566
Masimo Corp.*	50,400	1,327,536
Meridian Bioscience, Inc.	43,975	723,829
Merit Medical Systems, Inc.*	45,748	792,813
Natus Medical, Inc.*	34,425	1,240,677
Neogen Corp.*	39,020	1,935,002
NuVasive, Inc.*	49,900	2,353,284
SurModics, Inc.*	13,252	292,869
West Pharmaceutical Services, Inc.	75,234	4,005,458

		29,571,895

Health Care Providers & Services — 3.3%
Air Methods Corp.*(a)	37,816	1,665,039
Almost Family, Inc.*	8,252	238,895
Amedisys, Inc.*	35,159	1,031,917
AMN Healthcare Services, Inc.*	49,099	962,340
Amsurg Corp.*	50,974	2,789,807
Bio-Reference Laboratories, Inc.*	26,170	840,842
Chemed Corp.	18,011	1,903,222
CorVel Corp.*	9,490	353,218
Cross Country Healthcare, Inc.*	31,063	387,666
Ensign Group, Inc. (The)	21,300	945,507
ExamWorks Group, Inc.*	34,300	1,426,537
Gentiva Health Services, Inc.*	32,992	628,498

SEE NOTES TO FINANCIAL STATEMENTS.

A142

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Hanger, Inc.*	37,409	$819,257
Healthways, Inc.*(a)	36,986	735,282
IPC Healthcare, Inc.*(a)	18,305	840,016
Kindred Healthcare, Inc.(a)	73,500	1,336,230
Landauer, Inc.	10,168	347,136
LHC Group, Inc.*	12,898	402,160
Magellan Health, Inc.*	29,341	1,761,340
Molina Healthcare, Inc.*	33,322	1,783,727
MWI Veterinary Supply, Inc.*(a)	13,696	2,327,087
PharMerica Corp.*	31,895	660,545
Providence Service Corp. (The)*	12,600	459,144

		24,645,412

Health Care Technology — 1.0%
Computer Programs & Systems, Inc.	11,036	670,437
HealthStream, Inc.*	22,600	666,248
MedAssets, Inc.*	63,700	1,258,712
Medidata Solutions, Inc.*(a)	57,400	2,740,850
Omnicell, Inc.*	37,722	1,249,353
Quality Systems, Inc.	46,434	723,906

		7,309,506

Hotels, Restaurants & Leisure — 4.0%
Biglari Holdings, Inc.*	1,836	733,500
BJ’s Restaurants, Inc.*	22,972	1,153,424
Bob Evans Farms, Inc.	25,000	1,279,500
Boyd Gaming Corp.*	82,100	1,049,238
Buffalo Wild Wings, Inc.*(a)	20,065	3,619,325
Cracker Barrel Old Country Store, Inc.	25,378	3,572,207
DineEquity, Inc.	17,505	1,814,218
Interval Leisure Group, Inc.	41,736	871,865
Jack in the Box, Inc.	40,917	3,271,723
Marcus Corp. (The)	19,358	358,317
Marriott Vacations Worldwide Corp.	30,100	2,243,654
Monarch Casino & Resort, Inc.*	10,531	174,709
Papa John’s International, Inc.	31,530	1,759,374
Pinnacle Entertainment, Inc.*	63,213	1,406,489
Red Robin Gourmet Burgers, Inc.*	14,863	1,144,080
Ruby Tuesday, Inc.*	65,084	445,175
Ruth’s Hospitality Group, Inc.	37,048	555,720
Scientific Games Corp. (Class A Stock)*(a)	51,700	658,141
Sonic Corp.	53,414	1,454,463
Texas Roadhouse, Inc.	66,130	2,232,549

		29,797,671

Household Durables — 1.5%
Ethan Allen Interiors, Inc.	27,499	851,644
Helen of Troy Ltd.*	28,310	1,841,849
iRobot Corp.*(a)	31,200	1,083,264
La-Z-Boy, Inc.	54,601	1,465,491
M/I Homes, Inc.*	25,970	596,271
Meritage Homes Corp.*	39,297	1,414,299
Ryland Group, Inc. (The)	48,900	1,885,584
Standard Pacific Corp.*	159,722	1,164,373
Universal Electronics, Inc.*	16,754	1,089,513

		11,392,288

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products — 0.2%
Central Garden & Pet Co. (Class A Stock)*	44,988	$429,635
WD-40 Co.	14,609	1,242,934

		1,672,569

Insurance — 2.6%
American Equity Investment Life Holding Co.	80,000	2,335,200
AMERISAFE, Inc.	19,914	843,557
eHealth, Inc.*	18,791	468,272
Employers Holdings, Inc.	33,215	780,885
HCI Group, Inc.	9,700	419,428
Horace Mann Educators Corp.	44,400	1,473,192
Infinity Property & Casualty Corp.	12,189	941,722
Meadowbrook Insurance Group, Inc.	48,500	410,310
Montpelier Re Holdings Ltd. (Bermuda)	39,000	1,396,980
Navigators Group, Inc. (The)*	11,518	844,730
ProAssurance Corp.	60,666	2,739,070
RLI Corp.	39,310	1,941,914
Safety Insurance Group, Inc.	13,360	855,174
Selective Insurance Group, Inc.	59,807	1,624,956
Stewart Information Services Corp.	23,402	866,810
United Fire Group, Inc.	22,261	661,819
Universal Insurance Holdings, Inc.	30,800	629,860

		19,233,879

Internet & Catalog Retail — 0.3%
Blue Nile, Inc.*	12,480	449,405
FTD Cos., Inc.*	20,206	703,573
Nutrisystem, Inc.	30,528	596,822
PetMed Express, Inc.(a)	21,181	304,371

		2,054,171

Internet Software & Services — 1.9%
Blucora, Inc.*(a)	43,012	595,716
comScore, Inc.*	36,277	1,684,341
Dealertrack Technologies, Inc.*(a)	46,883	2,077,386
Dice Holdings, Inc.*	37,200	372,372
Digital River, Inc.*	33,600	830,928
j2 Global, Inc.(a)	48,078	2,980,836
Liquidity Services, Inc.*(a)	25,200	205,884
LivePerson, Inc.*	51,600	727,560
LogMeIn, Inc.*	25,800	1,272,972
Monster Worldwide, Inc.*	92,900	429,198
NIC, Inc.	64,100	1,153,159
Perficient, Inc.*	36,314	676,530
QuinStreet, Inc.*	36,100	219,127
Stamps.com, Inc.*	15,420	740,006
XO Group, Inc.*	25,295	460,622

		14,426,637

IT Services — 2.3%
CACI International, Inc. (Class A Stock)*	25,244	2,175,528
Cardtronics, Inc.*	47,100	1,817,118
Ciber, Inc.*	73,923	262,427
CSG Systems International, Inc.	36,324	910,643
ExlService Holdings, Inc.*	32,900	944,559

SEE NOTES TO FINANCIAL STATEMENTS.

A143

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Forrester Research, Inc.	11,562	$455,080
Heartland Payment Systems, Inc.	38,411	2,072,273
iGATE Corp.*	37,600	1,484,448
ManTech International Corp. (Class A Stock)	24,800	749,704
MAXIMUS, Inc.	69,772	3,826,296
Sykes Enterprises, Inc.*	40,770	956,872
TeleTech Holdings, Inc.*	18,667	442,035
Virtusa Corp.*	28,400	1,183,428

		17,280,411

Leisure Products — 0.2%
Arctic Cat, Inc.	13,657	484,824
Callaway Golf Co.	81,480	627,396
Sturm Ruger & Co., Inc.	20,627	714,313

		1,826,533

Life Sciences Tools & Services — 0.8%
Affymetrix, Inc.*(a)	77,300	762,951
Albany Molecular Research, Inc.*(a)	25,100	408,628
Cambrex Corp.*	32,432	701,180
Luminex Corp.*	40,300	756,028
PAREXEL International Corp.*	58,257	3,236,759

		5,865,546

Machinery — 3.6%
Actuant Corp. (Class A Stock)	68,864	1,875,855
Albany International Corp. (Class A Stock)	30,304	1,151,249
Astec Industries, Inc.	20,010	786,593
Barnes Group, Inc.	51,816	1,917,710
Briggs & Stratton Corp.	48,046	981,099
CIRCOR International, Inc.	18,788	1,132,541
EnPro Industries, Inc.*	25,378	1,592,723
ESCO Technologies, Inc.	27,821	1,026,595
Federal Signal Corp.	65,900	1,017,496
Hillenbrand, Inc.	66,548	2,295,906
John Bean Technologies Corp.	30,847	1,013,632
Lindsay Corp.(a)	12,979	1,112,820
Lydall, Inc.*	18,156	595,880
Mueller Industries, Inc.	60,098	2,051,746
Standex International Corp.	13,570	1,048,418
Tennant Co.	19,500	1,407,315
Titan International, Inc.	56,700	602,721
Toro Co. (The)	58,966	3,762,621
Watts Water Technologies, Inc. (Class A Stock)	30,121	1,910,876

		27,283,796

Marine — 0.2%
Matson, Inc.	45,500	1,570,660

Media — 0.3%
EW Scripps Co. (The) (Class A Stock)*(a)	31,401	701,812
Harte-Hanks, Inc.	45,000	348,300
Scholastic Corp.	28,400	1,034,328
Sizmek, Inc.*	22,700	142,102

		2,226,542

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining — 1.4%
A.M. Castle & Co.*(a)	17,983	$143,504
AK Steel Holding Corp.*(a)	186,900	1,110,186
Century Aluminum Co.*(a)	54,563	1,331,337
Globe Specialty Metals, Inc.	67,900	1,169,917
Haynes International, Inc.	13,200	640,200
Kaiser Aluminum Corp.	18,900	1,350,027
Materion Corp.	21,378	753,147
Olympic Steel, Inc.	9,638	171,364
RTI International Metals, Inc.*	32,411	818,702
Stillwater Mining Co.*(a)	127,200	1,874,928
SunCoke Energy, Inc.	69,900	1,351,866

		10,715,178

Multi-Utilities — 0.6%
Avista Corp.	60,703	2,145,851
NorthWestern Corp.	48,600	2,749,788

		4,895,639

Multiline Retail — 0.2%
Fred’s, Inc. (Class A Stock)	36,666	638,355
Tuesday Morning Corp.*(a)	46,332	1,005,404

		1,643,759

Oil, Gas & Consumable Fuels — 1.5%
Approach Resources, Inc.*(a)	38,100	243,459
Arch Coal, Inc.(a)	222,200	395,516
Bill Barrett Corp.*(a)	52,400	596,836
Bonanza Creek Energy, Inc.*	32,600	782,400
Carrizo Oil & Gas, Inc.*	44,900	1,867,840
Cloud Peak Energy, Inc.*	64,500	592,110
Comstock Resources, Inc.(a)	47,100	320,751
Contango Oil & Gas Co.*	16,800	491,232
Green Plains, Inc.	36,300	899,514
Northern Oil & Gas, Inc.*(a)	60,400	341,260
PDC Energy, Inc.*	37,926	1,565,206
Penn Virginia Corp.*(a)	73,798	492,971
PetroQuest Energy, Inc.*	62,045	232,048
Rex Energy Corp.*(a)	51,000	260,100
Stone Energy Corp.*(a)	59,394	1,002,571
Swift Energy Co.*(a)	46,244	187,288
Synergy Resources Corp.*	71,200	892,848

		11,163,950

Paper & Forest Products — 1.4%
Boise Cascade Co.*	41,800	1,552,870
Clearwater Paper Corp.*	20,680	1,417,614
Deltic Timber Corp.	11,791	806,504
KapStone Paper & Packaging Corp.	89,500	2,623,245
Neenah Paper, Inc.	17,678	1,065,453
P.H. Glatfelter Co.	45,400	1,160,878
Schweitzer-Mauduit International, Inc.	32,276	1,365,275
Wausau Paper Corp.	52,667	598,824

		10,590,663

Personal Products — 0.1%
Inter Parfums, Inc.	18,000	494,100
Medifast, Inc.*	11,900	399,245

		893,345

SEE NOTES TO FINANCIAL STATEMENTS.

A144

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals — 1.6%
Akorn, Inc.*(a)	78,900	$2,856,180
Depomed, Inc.*(a)	62,000	998,820
Impax Laboratories, Inc.*(a)	70,200	2,223,936
Lannett Co., Inc.*	28,000	1,200,640
Medicines Co. (The)*	69,300	1,917,531
Prestige Brands Holdings, Inc.*	55,200	1,916,544
Sagent Pharmaceuticals, Inc.*	23,900	600,129

		11,713,780

Professional Services — 1.5%
CDI Corp.	15,288	270,750
Exponent, Inc.	13,640	1,125,300
Heidrick & Struggles International, Inc.	17,314	399,088
Insperity, Inc.	23,879	809,259
Kelly Services, Inc. (Class A Stock)	31,139	529,986
Korn/Ferry International*	53,200	1,530,032
Navigant Consulting, Inc.*	51,200	786,944
On Assignment, Inc.*	49,986	1,659,035
Resources Connection, Inc.	40,100	659,645
TrueBlue, Inc.*	44,918	999,426
WageWorks, Inc.*(a)	34,800	2,247,036

		11,016,501

Real Estate Investment Trusts (REITs) — 8.2%
Acadia Realty Trust	71,505	2,290,305
Agree Realty Corp.	18,300	568,947
American Assets Trust, Inc.	39,300	1,564,533
Associated Estates Realty Corp.	61,000	1,415,810
Aviv REIT, Inc.	26,000	896,480
Capstead Mortgage Corp.	101,400	1,245,192
CareTrust REIT, Inc.	28,255	348,384
Cedar Realty Trust, Inc.	72,566	532,635
Chesapeake Lodging Trust	58,200	2,165,622
CoreSite Realty Corp.	23,000	898,150
Cousins Properties, Inc.	217,800	2,487,276
DiamondRock Hospitality Co.	207,070	3,079,131
EastGroup Properties, Inc.	33,863	2,144,205
Education Realty Trust, Inc.	50,333	1,841,685
EPR Properties	60,570	3,490,649
Franklin Street Properties Corp.	93,802	1,150,951
Geo Group, Inc. (The)	78,473	3,167,170
Getty Realty Corp.	27,600	502,596
Government Properties Income Trust	74,300	1,709,643
Healthcare Realty Trust, Inc.	104,000	2,841,280
Inland Real Estate Corp.	93,135	1,019,828
Kite Realty Group Trust(a)	88,172	2,534,063
Lexington Realty Trust(a)	220,616	2,422,364
LTC Properties, Inc.	37,026	1,598,412
Medical Properties Trust, Inc.	181,566	2,501,980
Parkway Properties, Inc.	88,948	1,635,754
Pennsylvania Real Estate Investment Trust	72,922	1,710,750
Post Properties, Inc.	57,661	3,388,737
PS Business Parks, Inc.	20,602	1,638,683
Retail Opportunity Investments Corp.	98,200	1,648,778
Sabra Health Care REIT, Inc.	57,800	1,755,386
Saul Centers, Inc.(a)	11,900	680,561
Sovran Self Storage, Inc.	35,797	3,122,214

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Universal Health Realty Income Trust	13,700	$659,244
Urstadt Biddle Properties, Inc. (Class A Stock)	29,250	639,990

		61,297,388

Real Estate Management & Development — 0.1%
Forestar Group, Inc.*(a)	36,856	567,582

Road & Rail — 1.0%
ArcBest Corp.(a)	25,595	1,186,840
Celadon Group, Inc.	23,100	524,139
Heartland Express, Inc.	58,548	1,581,382
Knight Transportation, Inc.	64,388	2,167,300
Roadrunner Transportation Systems, Inc.*	29,400	686,490
Saia, Inc.*	26,200	1,450,432

		7,596,583

Semiconductors & Semiconductor Equipment — 3.4%
Advanced Energy Industries, Inc.*	39,697	940,819
Brooks Automation, Inc.	70,505	898,939
Cabot Microelectronics Corp.*	25,311	1,197,717
CEVA, Inc.*	21,300	386,382
Cirrus Logic, Inc.*	66,700	1,572,119
Cohu, Inc.	26,897	320,074
Diodes, Inc.*	38,870	1,071,646
DSP Group, Inc.*	20,628	224,226
Entropic Communications, Inc.*	90,900	229,977
Exar Corp.*	49,723	507,175
Kopin Corp.*	63,196	228,770
Kulicke & Soffa Industries, Inc. (Singapore)*	81,132	1,173,169
Micrel, Inc.	47,202	684,901
Microsemi Corp.*	100,619	2,855,567
MKS Instruments, Inc.	56,185	2,056,371
Monolithic Power Systems, Inc.	38,200	1,900,068
Nanometrics, Inc.*	25,500	428,910
Pericom Semiconductor Corp.*	20,760	281,090
Power Integrations, Inc.	31,300	1,619,462
Rudolph Technologies, Inc.*(a)	34,694	354,920
Synaptics, Inc.*	39,079	2,690,198
Tessera Technologies, Inc.	49,577	1,772,873
Ultratech, Inc.*(a)	29,811	553,292
Veeco Instruments, Inc.*(a)	42,542	1,483,865

		25,432,530

Software — 2.6%
Blackbaud, Inc.	49,083	2,123,331
Bottomline Technologies (de), Inc.*	40,500	1,023,840
Ebix, Inc.(a)	30,657	520,863
Epiq Systems, Inc.	32,617	557,098
Interactive Intelligence Group, Inc.*	17,779	851,614
Manhattan Associates, Inc.*	79,072	3,219,812
MicroStrategy, Inc. (Class A Stock)*	9,660	1,568,784
Monotype Imaging Holdings, Inc.	41,500	1,196,445
NetScout Systems, Inc.*(a)	39,695	1,450,455
Progress Software Corp.*	53,147	1,436,032
Synchronoss Technologies, Inc.*	38,100	1,594,866
Take-Two Interactive Software, Inc.*(a)	89,112	2,497,809

SEE NOTES TO FINANCIAL STATEMENTS.

A145

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Tangoe, Inc.*	38,600	$502,958
VASCO Data Security International, Inc.*	31,100	877,331

		19,421,238

Specialty Retail — 4.3%
Aeropostale, Inc.*(a)	82,300	190,936
Barnes & Noble, Inc.*(a)	45,200	1,049,544
Big 5 Sporting Goods Corp.	19,137	279,974
Brown Shoe Co., Inc.	46,334	1,489,638
Buckle, Inc. (The)(a)	29,759	1,562,943
Cato Corp. (The) (Class A Stock)	27,203	1,147,423
Children’s Place, Inc. (The)	22,465	1,280,505
Christopher & Banks Corp.*	39,078	223,135
Finish Line, Inc. (The) (Class A Stock)	50,746	1,233,635
Francesca’s Holdings Corp.*(a)	44,500	743,150
Genesco, Inc.*	25,522	1,955,496
Group 1 Automotive, Inc.	22,664	2,031,148
Haverty Furniture Cos., Inc.	21,541	474,117
Hibbett Sports, Inc.*(a)	26,496	1,283,201
Kirkland’s, Inc.*	15,600	368,784
Lithia Motors, Inc. (Class A Stock)	24,230	2,100,499
Lumber Liquidators Holdings, Inc.*(a)	28,722	1,904,556
MarineMax, Inc.*	26,142	524,147
Men’s Wearhouse, Inc. (The)	48,367	2,135,403
Monro Muffler Brake, Inc.	33,472	1,934,682
Outerwall, Inc.*(a)	20,031	1,506,732
Pep Boys-Manny Moe & Jack (The)*	55,926	549,193
Select Comfort Corp.*	56,400	1,524,492
Sonic Automotive, Inc. (Class A Stock)	35,147	950,375
Stage Stores, Inc.	33,679	697,155
Stein Mart, Inc.	29,683	433,965
Vitamin Shoppe, Inc.*	32,800	1,593,424
Zumiez, Inc.*	22,950	886,559

		32,054,811

Technology Hardware, Storage & Peripherals — 0.6%
Electronics For Imaging, Inc.*	49,900	2,137,217
QLogic Corp.*	92,600	1,233,432
Super Micro Computer, Inc.*	37,100	1,294,048

		4,664,697

Textiles, Apparel & Luxury Goods — 2.0%
Crocs, Inc.*	86,943	1,085,918
G-III Apparel Group Ltd.*	20,300	2,050,503
Iconix Brand Group, Inc.*	50,831	1,717,580
Movado Group, Inc.	19,217	545,186
Oxford Industries, Inc.	15,416	851,117
Perry Ellis International, Inc.*	12,579	326,174
Quiksilver, Inc.*(a)	128,593	284,191
Skechers U.S.A., Inc. (Class A Stock)*(a)	43,476	2,402,049
Steven Madden Ltd.*	59,900	1,906,617
Unifi, Inc.*	14,600	434,058
Wolverine World Wide, Inc.	107,454	3,166,669

		14,770,062

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance — 0.8%
Bank Mutual Corp.	45,135	$309,626
BofI Holding, Inc.*(a)	13,800	1,073,778
Brookline Bancorp, Inc.	71,532	717,466
Dime Community Bancshares, Inc.	31,581	514,138
Northwest Bancshares, Inc.	100,500	1,259,265
Oritani Financial Corp.	39,200	603,680
Provident Financial Services, Inc.	56,800	1,025,808
TrustCo Bank Corp. NY	99,895	725,238

		6,228,999

Tobacco — 0.2%
Alliance One International, Inc.*	86,138	136,098
Universal Corp.(a)	24,500	1,077,510

		1,213,608

Trading Companies & Distributors — 0.6%
Aceto Corp.	28,800	624,960
Applied Industrial Technologies, Inc.(a)	43,728	1,993,559
DXP Enterprises, Inc.*	13,700	692,261
Kaman Corp.	28,822	1,155,474
Veritiv Corp.*	8,700	451,269

		4,917,523

Water Utilities — 0.2%
American States Water Co.	40,652	1,530,954

Wireless Telecommunication Services — 0.1%
NTELOS Holdings Corp.	16,621	69,642
Spok Holdings, Inc.	22,680	393,725

		463,367

TOTAL COMMON STOCKS (cost $444,523,245)		734,176,754

EXCHANGE TRADED FUND — 0.7%
iShares Core S&P Small-Cap ETF(a) (cost $3,696,185)	45,700	5,212,542

TOTAL LONG-TERM INVESTMENTS (cost $448,219,430)		739,389,296

SHORT-TERM INVESTMENTS — 14.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 14.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $105,314,175; includes $97,161,380 of cash collateral for securities on loan)(Note 4)(b)(c)	105,314,175	105,314,175

SEE NOTES TO FINANCIAL STATEMENTS.

A146

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill, 0.035%, 03/19/15 (cost $749,928)(d)(e)	750	$749,968

TOTAL SHORT-TERM INVESTMENTS (cost $106,064,103)		106,064,143

TOTAL INVESTMENTS — 112.6% (cost $554,283,533)		845,453,439
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (12.6)%		(94,516,529)

NET ASSETS — 100.0%		$750,936,910

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $94,147,155; cash collateral of $97,161,380 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Long Position:
95	Russell 2000 Mini Index	Mar. 2015	$10,931,280	$11,406,650	$475,370

(1)	A U.S. Treasury obligation with a market value of $749,968 has been segregated with UBS AG to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$19,528,109	$—	$—
Air Freight & Logistics	5,487,386	—	—
Airlines	2,894,144	—	—
Auto Components	4,169,925	—	—
Automobiles	623,011	—	—
Banks	58,313,004	—	—
Beverages	2,728,915	—	—
Biotechnology	5,340,752	—	—
Building Products	7,764,132	—	—
Capital Markets	14,077,141	—	—
Chemicals	18,161,668	—	—
Commercial Services & Supplies	19,679,138	—	—
Communications Equipment	8,926,345	—	—
Construction & Engineering	6,044,627	—	—
Construction Materials	1,165,742	—	—
Consumer Finance	9,332,917	—	—
Containers & Packaging	461,472	—	—
Distributors	3,102,685	—	—
Diversified Consumer Services	3,874,395	—	—
Diversified Financial Services	4,647,636	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A147

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Diversified Telecommunication Services	$4,434,820	$—	$—
Electric Utilities	6,567,446	—	—
Electrical Equipment	8,012,530	—	—
Electronic Equipment, Instruments & Components	30,876,669	—	—
Energy Equipment & Services	14,616,457	—	—
Food & Staples Retailing	6,253,639	—	—
Food Products	13,113,368	—	—
Gas Utilities	15,029,008	—	—
Health Care Equipment & Supplies	29,571,895	—	—
Health Care Providers & Services	24,645,412	—	—
Health Care Technology	7,309,506	—	—
Hotels, Restaurants & Leisure	29,797,671	—	—
Household Durables	11,392,288	—	—
Household Products	1,672,569	—	—
Insurance	19,233,879	—	—
Internet & Catalog Retail	2,054,171	—	—
Internet Software & Services	14,426,637	—	—
IT Services	17,280,411	—	—
Leisure Products	1,826,533	—	—
Life Sciences Tools & Services	5,865,546	—	—
Machinery	27,283,796	—	—
Marine	1,570,660	—	—
Media	2,226,542	—	—
Metals & Mining	10,715,178	—	—
Multi-Utilities	4,895,639	—	—
Multiline Retail	1,643,759	—	—
Oil, Gas & Consumable Fuels	11,163,950	—	—
Paper & Forest Products	10,590,663	—	—
Personal Products	893,345	—	—
Pharmaceuticals	11,713,780	—	—
Professional Services	11,016,501	—	—
Real Estate Investment Trusts (REITs)	61,297,388	—	—
Real Estate Management & Development	567,582	—	—
Road & Rail	7,596,583	—	—
Semiconductors & Semiconductor Equipment	25,432,530	—	—
Software	19,421,238	—	—
Specialty Retail	32,054,811	—	—
Technology Hardware, Storage & Peripherals	4,664,697	—	—
Textiles, Apparel & Luxury Goods	14,770,062	—	—
Thrifts & Mortgage Finance	6,228,999	—	—
Tobacco	1,213,608	—	—
Trading Companies & Distributors	4,917,523	—	—
Water Utilities	1,530,954	—	—
Wireless Telecommunication Services	463,367	—	—
Exchange Traded Fund	5,212,542	—	—
Affiliated Money Market Mutual Fund	105,314,175	—	—
U.S. Treasury Obligation	—	749,968	—
Other Financial Instruments*
Futures Contracts	475,370	—	—

Total	$845,178,841	$749,968	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 12.9% of collateral for securities on loan)	14.0%
Real Estate Investment Trusts (REITs)	8.2
Banks	7.8
Specialty Retail	4.3
Electronic Equipment, Instruments & Components	4.1
Hotels, Restaurants & Leisure	4.0
Health Care Equipment & Supplies	3.9
Machinery	3.6
Semiconductors & Semiconductor Equipment	3.4
Health Care Providers & Services	3.3
Commercial Services & Supplies	2.6
Aerospace & Defense	2.6
Software	2.6
Insurance	2.6
Chemicals	2.4
IT Services	2.3
Gas Utilities	2.0
Textiles, Apparel & Luxury Goods	2.0
Energy Equipment & Services	1.9
Internet Software & Services	1.9
Capital Markets	1.9
Food Products	1.7
Pharmaceuticals	1.6
Household Durables	1.5
Oil, Gas & Consumable Fuels	1.5
Professional Services	1.5
Metals & Mining	1.4
Paper & Forest Products	1.4
Consumer Finance	1.2
Communications Equipment	1.2
Electrical Equipment	1.1
Building Products	1.0
Road & Rail	1.0
Health Care Technology	1.0
Electric Utilities	0.9

Food & Staples Retailing	0.8%
Thrifts & Mortgage Finance	0.8
Construction & Engineering	0.8
Life Sciences Tools & Services	0.8
Air Freight & Logistics	0.7
Biotechnology	0.7
Exchange Traded Fund	0.7
Trading Companies & Distributors	0.6
Multi-Utilities	0.6
Technology Hardware, Storage & Peripherals	0.6
Diversified Financial Services	0.6
Diversified Telecommunication Services	0.6
Auto Components	0.6
Diversified Consumer Services	0.5
Distributors	0.4
Airlines	0.4
Beverages	0.4
Media	0.3
Internet & Catalog Retail	0.3
Leisure Products	0.2
Household Products	0.2
Multiline Retail	0.2
Marine	0.2
Water Utilities	0.2
Tobacco	0.2
Construction Materials	0.2
Personal Products	0.1
U.S. Treasury Obligation	0.1
Automobiles	0.1
Real Estate Management & Development	0.1
Wireless Telecommunication Services	0.1
Containers & Packaging	0.1

112.6
Liabilities in excess of other assets	(12.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker —variation margin futures	$475,370	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(29,126)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$118,108

As of December 31, 2014, the Portfolio’s average volume at trade date for futures long positions was $10,879,824.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $94,147,155:
Unaffiliated investments (cost $448,969,358)	$740,139,264
Affiliated investments (cost $105,314,175)	105,314,175
Receivable for investments sold	5,326,159
Dividends and interest receivable	1,006,517
Receivable for Series shares sold	49,810
Prepaid expenses	5,982

Total Assets	851,841,907

LIABILITIES
Payable to broker for collateral for securities on loan	97,161,380
Payable for investments purchased	3,083,325
Management fee payable	219,519
Payable for Series shares repurchased	140,756
Accrued expenses	125,026
Payable to custodian	98,024
Due to broker-variation margin futures	76,041
Affiliated transfer agent fee payable	926

Total Liabilities	100,904,997

NET ASSETS	$750,936,910

Net assets were comprised of:
Paid-in capital	$322,275,261
Retained earnings	428,661,649

Net assets, December 31, 2014	$750,936,910

Net asset value and redemption price per share $750,936,910 / 27,234,949 outstanding shares of beneficial interest	$27.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $1,178)	$9,491,159
Affiliated income from securities loaned, net	584,470
Affiliated dividend income	11,568
Interest income	295

Total income	10,087,492

EXPENSES
Management fee	2,962,166
Custodian’s fees and expenses	128,000
Shareholders’ reports	96,000
Audit fee	25,000
Trustees’ fees	16,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Legal fees and expenses	11,000
Insurance expenses	10,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	79,602

Total expenses	3,342,768
Less: Management fee waiver	(370,271)

Net expenses	2,972,497

NET INVESTMENT INCOME	7,114,995

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	56,983,199
Futures transactions	(29,126)

56,954,073

Net change in unrealized appreciation (depreciation) on:
Investments	(26,050,627)
Futures	118,108

(25,932,519)

NET GAIN ON INVESTMENT TRANSACTIONS	31,021,554

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,136,549

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$7,114,995	$6,238,439
Net realized gain on investment transactions	56,954,073	53,723,040
Net change in unrealized appreciation (depreciation) on investments	(25,932,519)	171,173,752

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	38,136,549	231,135,231

SERIES SHARE TRANSACTIONS
Series shares sold [439,963 and 1,159,772 shares, respectively]	11,510,506	25,996,841
Series shares repurchased [2,647,810 and 2,883,214 shares, respectively]	(68,806,270)	(65,438,115)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(57,295,764)	(39,441,274)

TOTAL INCREASE (DECREASE)	(19,159,215)	191,693,957
NET ASSETS:
Beginning of year	770,096,125	578,402,168

End of year	$750,936,910	$770,096,125

SEE NOTES TO FINANCIAL STATEMENTS.

A151

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.6%
Boeing Co. (The)	117,136	$15,225,337
General Dynamics Corp.	56,200	7,734,244
Honeywell International, Inc.	137,050	13,694,036
L-3 Communications Holdings, Inc.	15,200	1,918,392
Lockheed Martin Corp.	47,298	9,108,176
Northrop Grumman Corp.	36,726	5,413,045
Precision Castparts Corp.	25,300	6,094,264
Raytheon Co.	54,318	5,875,578
Rockwell Collins, Inc.	24,000	2,027,520
Textron, Inc.	49,400	2,080,234
United Technologies Corp.	149,000	17,135,000

		86,305,826

Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	26,100	1,954,629
Expeditors International of Washington, Inc.	35,600	1,588,116
FedEx Corp.	47,140	8,186,332
United Parcel Service, Inc. (Class B Stock)	123,300	13,707,261

		25,436,338

Airlines — 0.4%
Delta Air Lines, Inc.	147,300	7,245,687
Southwest Airlines Co.	120,037	5,079,966

		12,325,653

Auto Components — 0.4%
BorgWarner, Inc.	40,000	2,198,000
Delphi Automotive PLC (United Kingdom)	52,400	3,810,528
Goodyear Tire & Rubber Co. (The)	50,000	1,428,500
Johnson Controls, Inc.	116,900	5,650,946

		13,087,974

Automobiles — 0.6%
Ford Motor Co.	677,459	10,500,615
General Motors Co.	231,900	8,095,629
Harley-Davidson, Inc.	38,100	2,511,171

		21,107,415

Banks — 5.9%
Bank of America Corp.	1,837,082	32,865,397
BB&T Corp.(a)	126,100	4,904,029
Citigroup, Inc.	532,622	28,820,176
Comerica, Inc.	31,850	1,491,854
Fifth Third Bancorp	145,649	2,967,598
Huntington Bancshares, Inc.	144,675	1,521,981
JPMorgan Chase & Co.	656,845	41,105,360
KeyCorp	152,900	2,125,310
M&T Bank Corp.(a)	23,400	2,939,508
PNC Financial Services Group, Inc. (The)	94,393	8,611,473
Regions Financial Corp.	241,312	2,548,255
SunTrust Banks, Inc.	92,900	3,892,510
U.S. Bancorp	316,381	14,221,326
Wells Fargo & Co.	829,636	45,480,646
Zions Bancorporation	35,400	1,009,254

		194,504,677

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages — 2.1%
Brown-Forman Corp. (Class B Stock)	28,550	$2,507,832
Coca-Cola Co. (The)	689,850	29,125,467
Coca-Cola Enterprises, Inc.	40,700	1,799,754
Constellation Brands Inc. (Class A Stock)*	29,300	2,876,381
Dr. Pepper Snapple Group, Inc.	34,600	2,480,128
Molson Coors Brewing Co. (Class B Stock)	28,200	2,101,464
Monster Beverage Corp.*	25,200	2,730,420
PepsiCo, Inc.	263,614	24,927,340

		68,548,786

Biotechnology — 2.8%
Alexion Pharmaceuticals, Inc.*	34,600	6,402,038
Amgen, Inc.	133,794	21,312,046
Biogen Idec, Inc.*	41,375	14,044,744
Celgene Corp.*	140,200	15,682,772
Gilead Sciences, Inc.*	265,300	25,007,178
Regeneron Pharmaceuticals, Inc.*	13,100	5,374,275
Vertex Pharmaceuticals, Inc.*	40,600	4,823,280

		92,646,333

Building Products — 0.1%
Allegion PLC	16,833	933,558
Masco Corp.	62,200	1,567,440

		2,500,998

Capital Markets — 2.2%
Affiliated Managers Group, Inc.*	9,800	2,079,952
Ameriprise Financial, Inc.	32,700	4,324,575
Bank of New York Mellon Corp. (The)	198,089	8,036,471
BlackRock, Inc.	22,200	7,937,832
Charles Schwab Corp. (The)	202,800	6,122,532
E*TRADE Financial Corp.*	51,810	1,256,652
Franklin Resources, Inc.	69,500	3,848,215
Goldman Sachs Group, Inc. (The)	72,200	13,994,526
Invesco Ltd.	75,600	2,987,712
Legg Mason, Inc.	18,000	960,660
Morgan Stanley	267,510	10,379,388
Northern Trust Corp.	39,400	2,655,560
State Street Corp.	74,525	5,850,212
T. Rowe Price Group, Inc.	46,500	3,992,490

		74,426,777

Chemicals — 2.3%
Air Products & Chemicals, Inc.	34,100	4,918,243
Airgas, Inc.	11,800	1,359,124
CF Industries Holdings, Inc.	9,000	2,452,860
Dow Chemical Co. (The)	196,211	8,949,184
E.I. du Pont de Nemours & Co.	159,991	11,829,734
Eastman Chemical Co.	26,100	1,979,946
Ecolab, Inc.	47,100	4,922,892
FMC Corp.	24,000	1,368,720
International Flavors & Fragrances, Inc.	14,200	1,439,312
LyondellBasell Industries NV (Class A Stock)	74,800	5,938,372

SEE NOTES TO FINANCIAL STATEMENTS.

A152

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Monsanto Co.	84,596	$10,106,684
Mosaic Co. (The)	56,400	2,574,660
PPG Industries, Inc.	24,100	5,570,715
Praxair, Inc.	51,000	6,607,560
Sherwin-Williams Co. (The)	14,800	3,892,992
Sigma-Aldrich Corp.	21,100	2,896,397

		76,807,395

Commercial Services & Supplies — 0.4%
ADT Corp. (The)(a)	31,400	1,137,622
Cintas Corp.	17,200	1,349,168
Pitney Bowes, Inc.	37,800	921,186
Republic Services, Inc.	45,635	1,836,809
Stericycle, Inc.*	14,800	1,939,984
Tyco International PLC	74,200	3,254,412
Waste Management, Inc.	76,830	3,942,915

		14,382,096

Communications Equipment — 1.6%
Cisco Systems, Inc.	891,275	24,790,814
F5 Networks, Inc.*	13,000	1,696,045
Harris Corp.	18,300	1,314,306
Juniper Networks, Inc.	74,000	1,651,680
Motorola Solutions, Inc.	39,527	2,651,471
QUALCOMM, Inc.	292,950	21,774,974

		53,879,290

Construction & Engineering — 0.1%
Fluor Corp.	27,500	1,667,325
Jacobs Engineering Group, Inc.*	23,500	1,050,215
Quanta Services, Inc.*	42,900	1,217,931

		3,935,471

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	10,200	1,125,264
Vulcan Materials Co.	23,200	1,524,936

		2,650,200

Consumer Finance — 0.9%
American Express Co.	157,500	14,653,800
Capital One Financial Corp.	98,969	8,169,891
Discover Financial Services	80,605	5,278,821
Navient Corp.	77,000	1,663,970

		29,766,482

Containers & Packaging — 0.2%
Avery Dennison Corp.	16,900	876,772
Ball Corp.	24,300	1,656,531
MeadWestvaco Corp.	29,889	1,326,773
Owens-Illinois, Inc.*	30,300	817,797
Sealed Air Corp.	37,020	1,570,758

		6,248,631

Distributors — 0.1%
Genuine Parts Co.	26,825	2,858,740

Diversified Consumer Services — 0.1%
H&R Block, Inc.	49,200	1,657,056

Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc. (Class B Stock)*	319,300	47,942,895

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
CME Group, Inc.	55,200	$4,893,480
Intercontinental Exchange, Inc.	19,698	4,319,575
Leucadia National Corp.	55,900	1,253,278
McGrawHill Financial, Inc.	47,400	4,217,652
Moody’s Corp.	33,320	3,192,389
NASDAQ OMX Group, Inc. (The)	21,100	1,011,956

		66,831,225

Diversified Telecommunication Services — 2.2%
AT&T, Inc.	906,311	30,442,986
CenturyLink, Inc.	100,285	3,969,280
Frontier Communications Corp.	172,916	1,153,350
Level 3 Communications, Inc.*(a)	46,600	2,301,108
Verizon Communications, Inc.	723,638	33,851,786
Windstream Holdings, Inc.	96,265	793,224

		72,511,734

Electric Utilities — 1.8%
American Electric Power Co., Inc.	86,040	5,224,349
Duke Energy Corp.	124,048	10,362,970
Edison International	56,900	3,725,812
Entergy Corp.	31,400	2,746,872
Exelon Corp.	150,073	5,564,707
FirstEnergy Corp.	73,480	2,864,985
NextEra Energy, Inc.	76,375	8,117,899
Northeast Utilities	55,200	2,954,304
Pepco Holdings, Inc.	43,800	1,179,534
Pinnacle West Capital Corp.	19,300	1,318,383
PPL Corp.	118,800	4,316,004
Southern Co. (The)	156,500	7,685,715
Xcel Energy, Inc.	88,295	3,171,556

		59,233,090

Electrical Equipment — 0.6%
AMETEK, Inc.	43,200	2,273,616
Eaton Corp. PLC	84,761	5,760,358
Emerson Electric Co.	122,300	7,549,579
Rockwell Automation, Inc.	24,300	2,702,160

		18,285,713

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	55,200	2,970,312
Corning, Inc.	224,800	5,154,664
FLIR Systems, Inc.	25,100	810,981
TE Connectivity Ltd. (Switzerland)	71,500	4,522,375

		13,458,332

Energy Equipment & Services — 1.3%
Baker Hughes, Inc.	76,048	4,264,011
Cameron International Corp.*	35,400	1,768,230
Diamond Offshore Drilling, Inc.(a)	11,900	436,849
Ensco PLC (Class A Stock)	41,600	1,245,920
FMC Technologies, Inc.*	41,800	1,957,912
Halliburton Co.	150,000	5,899,500
Helmerich & Payne, Inc.	20,000	1,348,400
Nabors Industries Ltd.	50,600	656,788
National Oilwell Varco, Inc.	75,700	4,960,621
Noble Corp. PLC	46,700	773,819
Schlumberger Ltd.	226,472	19,342,974
Transocean Ltd.(a)	61,000	1,118,130

		43,773,154

SEE NOTES TO FINANCIAL STATEMENTS.

A153

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	76,622	$10,861,168
CVS Health Corp.	202,938	19,544,959
Kroger Co. (The)	86,100	5,528,481
Safeway, Inc.	40,200	1,411,824
Sysco Corp.	102,500	4,068,225
Wal-Mart Stores, Inc.	276,100	23,711,468
Walgreens Boots Alliance, Inc.	153,700	11,711,940
Whole Foods Market, Inc.	63,600	3,206,712

		80,044,777

Food Products — 1.6%
Archer-Daniels-Midland Co.	115,238	5,992,376
Campbell Soup Co.	31,300	1,377,200
ConAgra Foods, Inc.	73,900	2,681,092
General Mills, Inc.	107,800	5,748,974
Hershey Co. (The)	26,300	2,733,359
Hormel Foods Corp.	23,600	1,229,560
J.M. Smucker Co. (The)	18,200	1,837,836
Kellogg Co.	44,700	2,925,168
Keurig Green Mountain, Inc.	21,800	2,886,211
Kraft Foods Group, Inc.	104,537	6,550,289
McCormick & Co., Inc.	23,000	1,708,900
Mead Johnson Nutrition Co.	35,593	3,578,520
Mondelez International, Inc. (Class A Stock)	295,511	10,734,437
Tyson Foods, Inc. (Class A Stock)	51,100	2,048,599

		52,032,521

Gas Utilities
AGL Resources, Inc.	20,937	1,141,276

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	263,350	11,856,017
Baxter International, Inc.	94,600	6,933,234
Becton, Dickinson and Co.	33,800	4,703,608
Boston Scientific Corp.*	231,299	3,064,712
C.R. Bard, Inc.	13,500	2,249,370
CareFusion Corp.*	35,837	2,126,567
Covidien PLC	78,900	8,069,892
DENTSPLY International, Inc.	24,800	1,321,096
Edwards Lifesciences Corp.*	18,600	2,369,268
Intuitive Surgical, Inc.*	6,550	3,464,557
Medtronic, Inc.	171,500	12,382,300
St. Jude Medical, Inc.	50,400	3,277,512
Stryker Corp.	52,400	4,942,892
Varian Medical Systems, Inc.*(a)	18,100	1,565,831
Zimmer Holdings, Inc.	29,586	3,355,644

		71,682,500

Health Care Providers & Services — 2.2%
Aetna, Inc.	62,257	5,530,289
AmerisourceBergen Corp.	38,700	3,489,192
Anthem, Inc.	48,300	6,069,861
Cardinal Health, Inc.	58,975	4,761,052
Cigna Corp.	47,200	4,857,352
DaVita HealthCare Partners, Inc.*	30,600	2,317,644
Express Scripts Holding Co.*	130,826	11,077,038
Humana, Inc.	27,000	3,878,010
Laboratory Corp. of America Holdings*	15,100	1,629,290

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
McKesson Corp.	40,507	$8,408,443
Patterson Cos., Inc.	15,200	731,120
Quest Diagnostics, Inc.(a)	25,500	1,710,030
Tenet Healthcare Corp.*(a)	17,200	871,524
UnitedHealth Group, Inc.	170,700	17,256,063
Universal Health Services, Inc. (Class B Stock)	17,000	1,891,420

		74,478,328

Health Care Technology — 0.1%
Cerner Corp.*	53,100	3,433,446

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	77,700	3,522,141
Chipotle Mexican Grill, Inc.*	5,500	3,764,805
Darden Restaurants, Inc.(a)	23,150	1,357,284
Marriott International, Inc. (Class A Stock)	38,603	3,012,192
McDonald’s Corp.	172,600	16,172,620
Royal Caribbean Cruises Ltd.	26,200	2,159,666
Starbucks Corp.	130,400	10,699,320
Starwood Hotels & Resorts Worldwide, Inc.	31,800	2,578,026
Wyndham Worldwide Corp.	22,863	1,960,731
Wynn Resorts Ltd.	14,300	2,127,268
Yum! Brands, Inc.	77,600	5,653,160

		53,007,213

Household Durables — 0.4%
D.R. Horton, Inc.	57,900	1,464,291
Garmin Ltd.(a)	21,200	1,119,996
Harman International Industries, Inc.	12,100	1,291,191
Leggett & Platt, Inc.	23,800	1,014,118
Lennar Corp. (Class A Stock)	31,100	1,393,591
Mohawk Industries, Inc.*	10,900	1,693,424
Newell Rubbermaid, Inc.	47,749	1,818,760
PulteGroup, Inc.	61,385	1,317,322
Whirlpool Corp.	14,107	2,733,090

		13,845,783

Household Products — 1.9%
Clorox Co. (The)	22,500	2,344,725
Colgate-Palmolive Co.	150,300	10,399,257
Kimberly-Clark Corp.	65,388	7,554,929
Procter & Gamble Co. (The)	472,906	43,077,008

		63,375,919

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	116,200	1,600,074
NRG Energy, Inc.	59,000	1,590,050

		3,190,124

Industrial Conglomerates — 2.3%
3M Co.	113,200	18,601,024
Danaher Corp.	107,000	9,170,970
General Electric Co.	1,756,975	44,398,758
Roper Industries, Inc.	17,500	2,736,125

		74,906,877

SEE NOTES TO FINANCIAL STATEMENTS.

A154

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance — 2.5%
ACE Ltd.	59,100	$6,789,408
Aflac, Inc.	79,700	4,868,873
Allstate Corp. (The)	76,888	5,401,382
American International Group, Inc.	249,829	13,992,922
Aon PLC	51,525	4,886,116
Assurant, Inc.	14,400	985,392
Chubb Corp. (The)	42,900	4,438,863
Cincinnati Financial Corp.	27,428	1,421,593
Genworth Financial, Inc. (Class A Stock)*	98,200	834,700
Hartford Financial Services Group, Inc. (The)	79,600	3,318,524
Lincoln National Corp.	47,563	2,742,958
Loews Corp.	54,226	2,278,577
Marsh & McLennan Cos., Inc.	96,500	5,523,660
MetLife, Inc.	198,300	10,726,047
Principal Financial Group, Inc.	49,700	2,581,418
Progressive Corp. (The)	97,800	2,639,622
Torchmark Corp.	24,175	1,309,560
Travelers Cos., Inc. (The)	60,198	6,371,958
Unum Group	47,456	1,655,265
XL Group PLC (Ireland)	47,200	1,622,264

		84,389,102

Internet & Catalog Retail — 1.1%
Amazon.com, Inc.*	65,900	20,452,065
Expedia, Inc.	17,400	1,485,264
Netflix, Inc.*	10,300	3,518,583
Priceline Group, Inc. (The)*	9,170	10,455,726
TripAdvisor, Inc.*	20,200	1,508,132

		37,419,770

Internet Software & Services — 3.1%
Akamai Technologies, Inc.*	33,300	2,096,568
eBay, Inc.*	197,800	11,100,536
Facebook, Inc. (Class A Stock)*	364,600	28,446,092
Google, Inc. (Class A Stock)*	50,085	26,578,106
Google, Inc. (Class C Stock)*	49,985	26,312,104
VeriSign, Inc.*(a)	21,500	1,225,500
Yahoo!, Inc.*	156,900	7,925,019

		103,683,925

IT Services — 3.2%
Accenture PLC (Class A Stock)	110,300	9,850,893
Alliance Data Systems Corp.*(a)	10,400	2,974,920
Automatic Data Processing, Inc.	84,300	7,028,091
Cognizant Technology Solutions Corp. (Class A Stock)*	107,600	5,666,216
Computer Sciences Corp.	25,900	1,632,995
Fidelity National Information Services, Inc.	50,600	3,147,320
Fiserv, Inc.*	43,600	3,094,292
International Business Machines Corp.	162,225	26,027,379
MasterCard, Inc. (Class A Stock)	172,400	14,853,984
Paychex, Inc.	57,050	2,633,999
Teradata Corp.*(a)	27,500	1,201,200
Total System Services, Inc.	29,893	1,015,166
Visa, Inc. (Class A Stock)(a)	86,000	22,549,200

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Western Union Co. (The)	93,704	$1,678,239
Xerox Corp.	190,511	2,640,482

		105,994,376

Leisure Products — 0.1%
Hasbro, Inc.(a)	19,450	1,069,556
Mattel, Inc.	59,381	1,837,545

		2,907,101

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	58,282	2,386,065
PerkinElmer, Inc.	20,000	874,600
Thermo Fisher Scientific, Inc.	69,900	8,757,771
Waters Corp.*	15,000	1,690,800

		13,709,236

Machinery — 1.5%
Caterpillar, Inc.	108,500	9,931,005
Cummins, Inc.	30,100	4,339,517
Deere & Co.	62,450	5,524,952
Dover Corp.	29,300	2,101,396
Flowserve Corp.	24,600	1,471,818
Illinois Tool Works, Inc.	63,975	6,058,432
Ingersoll-Rand PLC	46,800	2,966,652
Joy Global, Inc.	17,700	823,404
PACCAR, Inc.	62,028	4,218,524
Pall Corp.	18,800	1,902,748
Parker Hannifin Corp.	26,087	3,363,919
Pentair PLC (United Kingdom)	34,107	2,265,387
Snap-on, Inc.	10,200	1,394,748
Stanley Black & Decker, Inc.	27,435	2,635,955
Xylem, Inc.	33,000	1,256,310

		50,254,767

Media — 3.5%
Cablevision Systems Corp. (Class A Stock)(a)	35,900	740,976
CBS Corp. (Class B Stock)	84,768	4,691,061
Comcast Corp. (Class A Stock)	452,146	26,228,989
DIRECTV*	87,825	7,614,428
Discovery Communications, Inc. (Class A Stock)*	28,800	992,160
Discovery Communications, Inc. (Class C Stock)*(a)	47,800	1,611,816
Gannett Co., Inc.	43,300	1,382,569
Interpublic Group of Cos., Inc. (The)	75,162	1,561,115
News Corp. (Class A Stock)*	88,525	1,388,957
Omnicom Group, Inc.	44,200	3,424,174
Scripps Networks Interactive, Inc. (Class A Stock)(a)	18,800	1,415,076
Time Warner Cable, Inc.	49,026	7,454,894
Time Warner, Inc.	150,215	12,831,365
Twenty-First Century Fox, Inc. (Class A Stock)	329,000	12,635,245
Viacom, Inc. (Class B Stock)	66,943	5,037,461
Walt Disney Co. (The)	275,776	25,975,341

		114,985,627

SEE NOTES TO FINANCIAL STATEMENTS.

A155

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining — 0.4%
Alcoa, Inc.	207,276	$3,272,888
Allegheny Technologies, Inc.	20,940	728,084
Freeport-McMoRan, Inc.	184,912	4,319,544
Newmont Mining Corp.	87,603	1,655,697
Nucor Corp.	56,800	2,786,040

		12,762,253

Multiline Retail — 0.7%
Dollar General Corp.*	53,600	3,789,520
Dollar Tree, Inc.*	36,400	2,561,832
Family Dollar Stores, Inc.	16,800	1,330,728
Kohl’s Corp.	35,800	2,185,232
Macy’s, Inc.	63,320	4,163,290
Nordstrom, Inc.	25,000	1,984,750
Target Corp.	111,268	8,446,354

		24,461,706

Multi-Utilities — 1.2%
Ameren Corp.	43,200	1,992,816
CenterPoint Energy, Inc.	79,210	1,855,890
CMS Energy Corp.	48,100	1,671,475
Consolidated Edison, Inc.	51,200	3,379,712
Dominion Resources, Inc.	102,084	7,850,260
DTE Energy Co.	30,900	2,668,833
Integrys Energy Group, Inc.	12,550	977,018
NiSource, Inc.	54,900	2,328,858
PG&E Corp.	83,900	4,466,836
Public Service Enterprise Group, Inc.	89,500	3,706,195
SCANA Corp.	25,600	1,546,240
Sempra Energy	40,454	4,504,957
TECO Energy, Inc.	40,700	833,943
Wisconsin Energy Corp.(a)	39,600	2,088,504

		39,871,537

Oil, Gas & Consumable Fuels — 6.9%
Anadarko Petroleum Corp.	89,326	7,369,395
Apache Corp.	67,150	4,208,290
Cabot Oil & Gas Corp.	73,900	2,188,179
Chesapeake Energy Corp.	90,600	1,773,042
Chevron Corp.	331,942	37,237,254
Cimarex Energy Co.	15,700	1,664,200
ConocoPhillips	215,529	14,884,433
CONSOL Energy, Inc.	40,200	1,359,162
Denbury Resources, Inc.(a)	60,900	495,117
Devon Energy Corp.	68,200	4,174,522
EOG Resources, Inc.	95,900	8,829,513
EQT Corp.	27,100	2,051,470
Exxon Mobil Corp.	744,804	68,857,130
Hess Corp.	46,375	3,423,402
Kinder Morgan, Inc.	294,543	12,462,114
Marathon Oil Corp.	119,194	3,371,998
Marathon Petroleum Corp.	50,447	4,553,346
Murphy Oil Corp.	29,500	1,490,340
Newfield Exploration Co.*	23,700	642,744
Noble Energy, Inc.	62,900	2,983,347
Occidental Petroleum Corp.	137,000	11,043,570
ONEOK, Inc.	36,240	1,804,390
Phillips 66	99,164	7,110,059

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	25,000	$3,721,250
QEP Resources, Inc.	29,800	602,556
Range Resources Corp.	29,500	1,576,775
Southwestern Energy Co.*	61,700	1,683,793
Spectra Energy Corp.	117,142	4,252,255
Tesoro Corp.	22,600	1,680,310
Valero Energy Corp.	94,600	4,682,700
Williams Cos., Inc. (The)	118,200	5,311,908

		227,488,564

Paper & Forest Products — 0.1%
International Paper Co.	75,567	4,048,880

Personal Products — 0.1%
Avon Products, Inc.	76,700	720,213
Estee Lauder Cos., Inc. (The) (Class A Stock)	39,300	2,994,660

		3,714,873

Pharmaceuticals — 6.1%
AbbVie, Inc.	279,600	18,297,024
Actavis PLC*	46,521	11,974,971
Allergan, Inc.	52,550	11,171,605
Bristol-Myers Squibb Co.	289,540	17,091,546
Eli Lilly & Co.	173,100	11,942,169
Hospira, Inc.*	29,820	1,826,475
Johnson & Johnson	492,596	51,510,764
Mallinckrodt PLC*	19,800	1,960,794
Merck & Co., Inc.	504,203	28,633,688
Mylan, Inc.*	66,800	3,765,516
Perrigo Co. PLC	23,400	3,911,544
Pfizer, Inc.	1,108,523	34,530,491
Zoetis, Inc.	87,600	3,769,428

		200,386,015

Professional Services — 0.2%
Dun & Bradstreet Corp. (The)	6,500	786,240
Equifax, Inc.	21,500	1,738,705
Nielsen NV(a)	56,500	2,527,245
Robert Half International, Inc.	24,000	1,401,120

		6,453,310

Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp.	69,600	6,879,960
Apartment Investment & Management Co. (Class A Stock)	25,574	950,074
AvalonBay Communities, Inc.	23,018	3,760,911
Boston Properties, Inc.	26,800	3,448,892
Crown Castle International Corp.	58,300	4,588,210
Equity Residential	63,300	4,547,472
Essex Property Trust, Inc.	11,500	2,375,900
General Growth Properties, Inc.	109,600	3,083,048
HCP, Inc.	80,200	3,531,206
Health Care REIT, Inc.	56,700	4,290,489
Host Hotels & Resorts, Inc.	132,326	3,145,389
Iron Mountain, Inc.	32,730	1,265,342
Kimco Realty Corp.	72,100	1,812,594
Macerich Co. (The)	25,600	2,135,296
Plum Creek Timber Co., Inc.	30,900	1,322,211

SEE NOTES TO FINANCIAL STATEMENTS.

A156

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Prologis, Inc.	89,128	$3,835,178
Public Storage	25,400	4,695,190
Simon Property Group, Inc.	54,701	9,961,599
Ventas, Inc.(a)	51,404	3,685,667
Vornado Realty Trust	30,557	3,596,864
Weyerhaeuser Co.	92,110	3,305,828

		76,217,320

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	49,300	1,688,525

Road & Rail — 1.0%
CSX Corp.	175,672	6,364,597
Kansas City Southern	19,700	2,403,991
Norfolk Southern Corp.	54,100	5,929,901
Ryder System, Inc.	9,400	872,790
Union Pacific Corp.	156,800	18,679,584

		34,250,863

Semiconductors & Semiconductor Equipment — 2.4%
Altera Corp.	54,000	1,994,760
Analog Devices, Inc.	54,900	3,048,048
Applied Materials, Inc.	210,800	5,253,136
Avago Technologies Ltd. (Singapore)	45,200	4,546,668
Broadcom Corp. (Class A Stock)	96,150	4,166,179
First Solar, Inc.*	13,400	597,573
Intel Corp.	857,100	31,104,159
KLA-Tencor Corp.	29,500	2,074,440
Lam Research Corp.	28,750	2,281,025
Linear Technology Corp.	41,700	1,901,520
Microchip Technology, Inc.(a)	35,100	1,583,361
Micron Technology, Inc.*	189,200	6,623,892
NVIDIA Corp.	96,450	1,933,823
Texas Instruments, Inc.	187,400	10,019,341
Xilinx, Inc.	46,900	2,030,301

		79,158,226

Software — 3.7%
Adobe Systems, Inc.*	82,175	5,974,122
Autodesk, Inc.*	39,700	2,384,382
CA, Inc.	56,873	1,731,783
Citrix Systems, Inc.*	28,900	1,843,820
Electronic Arts, Inc.*	54,600	2,567,019
Intuit, Inc.	49,600	4,572,624
Microsoft Corp.	1,445,000	67,120,250
Oracle Corp.	568,495	25,565,220
Red Hat, Inc.*	33,300	2,302,362
salesforce.com, inc.*	100,700	5,972,517
Symantec Corp.	122,711	3,148,151

		123,182,250

Specialty Retail — 2.3%
AutoNation, Inc.*	13,689	826,952
AutoZone, Inc.*	5,700	3,528,927
Bed Bath & Beyond, Inc.*	34,400	2,620,248
Best Buy Co., Inc.	50,625	1,973,362
CarMax, Inc.*(a)	38,200	2,543,356

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
GameStop Corp. (Class A Stock)(a)	19,800	$669,240
Gap, Inc. (The)	47,887	2,016,522
Home Depot, Inc. (The)	233,669	24,528,235
L. Brands, Inc.	43,396	3,755,924
Lowe’s Cos., Inc.	173,025	11,904,120
O’Reilly Automotive, Inc.*	18,500	3,563,470
PetSmart, Inc.	17,800	1,447,051
Ross Stores, Inc.	36,800	3,468,768
Staples, Inc.	110,800	2,007,696
Tiffany & Co.	18,700	1,998,282
TJX Cos., Inc. (The)	121,600	8,339,328
Tractor Supply Co.	24,600	1,938,972
Urban Outfitters, Inc.*	19,000	667,470

		77,797,923

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.	1,033,305	114,056,206
EMC Corp.	357,274	10,625,329
Hewlett-Packard Co.	325,966	13,081,015
NetApp, Inc.	56,400	2,337,780
SanDisk Corp.(a)	39,200	3,840,816
Seagate Technology PLC	57,100	3,797,150
Western Digital Corp.	38,500	4,261,950

		152,000,246

Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.	49,000	1,840,440
Fossil Group, Inc.*	8,300	919,142
Michael Kors Holdings Ltd.*	35,800	2,688,580
NIKE, Inc. (Class B Stock)	123,300	11,855,295
PVH Corp.	14,400	1,845,648
Ralph Lauren Corp.	10,600	1,962,696
Under Armour, Inc. (Class A Stock)*(a)	29,000	1,969,100
VF Corp.	60,244	4,512,276

		27,593,177

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	81,400	823,768
People’s United Financial, Inc.(a)	56,100	851,598

		1,675,366

Tobacco — 1.4%
Altria Group, Inc.	347,500	17,121,325
Lorillard, Inc.	63,593	4,002,543
Philip Morris International, Inc.	272,800	22,219,560
Reynolds American, Inc.	53,800	3,457,726

		46,801,154

Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	47,600	2,263,856
United Rentals, Inc.*	16,800	1,713,768
W.W. Grainger, Inc.	10,700	2,727,323

		6,704,947

TOTAL LONG-TERM INVESTMENTS (cost $1,155,566,742)		3,207,909,189

SEE NOTES TO FINANCIAL STATEMENTS.

A157

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

SHORT-TERM INVESTMENTS — 5.1%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 4.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $161,927,049; includes $65,419,511 of cash collateral for securities on loan) (Note 4)(b)(c)	161,927,049	$161,927,049

	Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills, 0.020%, 03/19/15 (cost $5,999,434)(d)(e)	6,000	5,999,748

TOTAL SHORT-TERM INVESTMENTS
(cost $167,926,483)		167,926,797

TOTAL INVESTMENTS — 101.9%
(cost $1,323,493,225)		3,375,835,986
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (1.9)%		(63,162,188)

NET ASSETS — 100.0%		$3,312,673,798

See the Glossary for abbreviations used in the Portfolio descriptions.

#	Principal amount shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $63,204,983; cash collateral of $65,419,511 (included with liabilities) was received with which the Portfolio’s purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2014	Unrealized Appreciation(1)
Long Positions:
21	S&P 500 E-mini	Mar. 2015	$2,072,733	$2,155,020	$82,287
200	S&P 500 Index	Mar. 2015	98,684,431	102,620,000	3,935,569

					$4,017,856

(1)	A U.S. Treasury Obligation security with a market value of $5,999,748 has been segregated with UBS AG to cover requirements for open contracts at December 31, 2014.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$86,305,826	$—	$—
Air Freight & Logistics	25,436,338	—	—
Airlines	12,325,653	—	—
Auto Components	13,087,974	—	—
Automobiles	21,107,415	—	—
Banks	194,504,677	—	—
Beverages	68,548,786	—	—
Biotechnology	92,646,333	—	—
Building Products	2,500,998	—	—
Capital Markets	74,426,777	—	—
Chemicals	76,807,395	—	—
Commercial Services & Supplies	14,382,096	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A158

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Communications Equipment	$53,879,290	$—	$—
Construction & Engineering	3,935,471	—	—
Construction Materials	2,650,200	—	—
Consumer Finance	29,766,482	—	—
Containers & Packaging	6,248,631	—	—
Distributors	2,858,740	—	—
Diversified Consumer Services	1,657,056	—	—
Diversified Financial Services	66,831,225	—	—
Diversified Telecommunication Services	72,511,734	—	—
Electric Utilities	59,233,090	—	—
Electrical Equipment	18,285,713	—	—
Electronic Equipment, Instruments & Components	13,458,332	—	—
Energy Equipment & Services	43,773,154	—	—
Food & Staples Retailing	80,044,777	—	—
Food Products	52,032,521	—	—
Gas Utilities	1,141,276	—	—
Health Care Equipment & Supplies	71,682,500	—	—
Health Care Providers & Services	74,478,328	—	—
Health Care Technology	3,433,446	—	—
Hotels, Restaurants & Leisure	53,007,213	—	—
Household Durables	13,845,783	—	—
Household Products	63,375,919	—	—
Independent Power & Renewable Electricity Producers	3,190,124	—	—
Industrial Conglomerates	74,906,877	—	—
Insurance	84,389,102	—	—
Internet & Catalog Retail	37,419,770	—	—
Internet Software & Services	103,683,925	—	—
IT Services	105,994,376	—	—
Leisure Products	2,907,101	—	—
Life Sciences Tools & Services	13,709,236	—	—
Machinery	50,254,767	—	—
Media	114,985,627	—	—
Metals & Mining	12,762,253	—	—
Multiline Retail	24,461,706	—	—
Multi-Utilities	39,871,537	—	—
Oil, Gas & Consumable Fuels	227,488,564	—	—
Paper & Forest Products	4,048,880	—	—
Personal Products	3,714,873	—	—
Pharmaceuticals	200,386,015	—	—
Professional Services	6,453,310	—	—
Real Estate Investment Trusts (REITs)	76,217,320	—	—
Real Estate Management & Development	1,688,525	—	—
Road & Rail	34,250,863	—	—
Semiconductors & Semiconductor Equipment	79,158,226	—	—
Software	123,182,250	—	—
Specialty Retail	77,797,923	—	—
Technology Hardware, Storage & Peripherals	152,000,246	—	—
Textiles, Apparel & Luxury Goods	27,593,177	—	—
Thrifts & Mortgage Finance	1,675,366	—	—
Tobacco	46,801,154	—	—
Trading Companies & Distributors	6,704,947	—	—
Affiliated Money Market Mutual Fund	161,927,049	—	—
U.S. Treasury Obligation	—	5,999,748	—
Other Financial Instruments*
Futures Contracts	4,017,856	—	—

Total	$3,373,854,094	$5,999,748	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Oil, Gas & Consumable Fuels	6.9%
Pharmaceuticals	6.1
Banks	5.9
Affiliated Money Market Mutual Fund (including 2.0% of collateral for securities on loan)	4.9
Technology Hardware, Storage & Peripherals	4.6
Software	3.7
Media	3.5
IT Services	3.2
Internet Software & Services	3.1
Biotechnology	2.8
Aerospace & Defense	2.6
Insurance	2.5
Food & Staples Retailing	2.4
Semiconductors & Semiconductor Equipment	2.4
Specialty Retail	2.3
Chemicals	2.3
Real Estate Investment Trusts (REITs)	2.3
Industrial Conglomerates	2.3
Health Care Providers & Services	2.2
Capital Markets	2.2
Diversified Telecommunication Services	2.2
Health Care Equipment & Supplies	2.2
Beverages	2.1
Diversified Financial Services	2.0
Household Products	1.9
Electric Utilities	1.8
Communications Equipment	1.6
Hotels, Restaurants & Leisure	1.6
Food Products	1.6
Machinery	1.5
Tobacco	1.4
Energy Equipment & Services	1.3
Multi-Utilities	1.2
Internet & Catalog Retail	1.1

Road & Rail	1.0%
Consumer Finance	0.9
Textiles, Apparel & Luxury Goods	0.8
Air Freight & Logistics	0.8
Multiline Retail	0.7
Automobiles	0.6
Electrical Equipment	0.6
Commercial Services & Supplies	0.4
Household Durables	0.4
Life Sciences Tools & Services	0.4
Electronic Equipment, Instruments & Components	0.4
Auto Components	0.4
Metals & Mining	0.4
Airlines	0.4
Trading Companies & Distributors	0.2
Professional Services	0.2
Containers & Packaging	0.2
U.S. Treasury Obligation	0.2
Paper & Forest Products	0.1
Construction & Engineering	0.1
Personal Products	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Distributors	0.1
Construction Materials	0.1
Building Products	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Diversified Consumer Services	0.1

101.9
Liabilities in excess of other assets	(1.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A160

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$4,017,856	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$12,948,593

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,339,538

For the year ended December 31, 2014, the Fund’s average value at trade date for futures long positions was $95,195,846.

SEE NOTES TO FINANCIAL STATEMENTS.

A161

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $63,204,983:
Unaffiliated investments (cost $1,161,566,176)	$3,213,908,937
Affiliated investments (cost $161,927,049)	161,927,049
Dividends and interest receivable	4,316,297
Receivable for investments sold	583,775
Receivable for Series shares sold	63,878
Tax reclaim receivable	2,435
Prepaid expenses	23,918

Total Assets	3,380,826,289

LIABILITIES
Payable to broker for collateral for securities on loan	65,419,511
Due to broker—variation margin futures	1,240,515
Management fee payable	843,238
Payable for Series shares repurchased	242,819
Accrued expenses	192,089
Payable for investments purchased	155,159
Payable to custodian	58,234
Affiliated transfer agent fee payable	926

Total Liabilities	68,152,491

NET ASSETS	$3,312,673,798

Net assets were comprised of:
Paid-in capital	$1,212,702,596
Retained earnings	2,099,971,202

Net assets, December 31, 2014	$3,312,673,798

Net asset value and redemption price per share $3,312,673,798 / 67,151,072 outstanding shares of beneficial interest	$49.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $6,110)	$60,919,160
Affiliated income from securities loaned, net	217,848
Affiliated dividend income	142,886
Interest income	2,308

Total income	61,282,202

EXPENSES
Management fee	10,765,929
Custodian’s fees and expenses	311,000
Shareholders’ reports	100,000
Insurance expenses	39,000
Trustees’ fees	33,000
Audit fee	26,000
Legal fees and expenses	17,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	15,817

Total expenses	11,324,746
Less: Management fee waiver	(1,537,990)

Net expenses	9,786,756

NET INVESTMENT INCOME	51,495,446

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investment transactions	28,994,342
Futures transactions	12,948,593

41,942,935

Net change in unrealized appreciation (depreciation) on:
Investments	294,385,967
Futures	1,339,538

295,725,505

NET GAIN ON INVESTMENT TRANSACTIONS	337,668,440

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$389,163,886

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$51,495,446	$46,538,020
Net realized gain on investment transactions	41,942,935	77,667,845
Net change in unrealized appreciation (depreciation) on investments	295,725,505	599,872,780

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	389,163,886	724,078,645

DISTRIBUTIONS	(225,034,357)	—

SERIES SHARE TRANSACTIONS
Series shares sold [5,571,572 and 952,181 shares, respectively]	260,144,327	39,860,195
Series shares issued in reinvestment of distributions [4,895,244 and 0 shares, respectively]	225,034,357	—
Series shares repurchased [4,786,716 and 5,120,314 shares, respectively]	(227,184,200)	(213,653,470)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	257,994,484	(173,793,275)

TOTAL INCREASE	422,124,013	550,285,370
NET ASSETS:
Beginning of year	2,890,549,785	2,340,264,415

End of year	$3,312,673,798	$2,890,549,785

SEE NOTES TO FINANCIAL STATEMENTS.

A162

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 96.1%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.8%
Boeing Co. (The)	223,684	$29,074,446

Airlines — 2.4%
United Continental Holdings, Inc.*	571,123	38,202,417

Auto Components — 2.0%
Lear Corp.	325,943	31,968,489

Automobiles — 1.3%
General Motors Co.	618,842	21,603,774

Banks — 11.8%
Bank of America Corp.	1,948,329	34,855,606
Citigroup, Inc.	709,419	38,386,662
JPMorgan Chase & Co.	759,535	47,531,700
PNC Financial Services Group, Inc. (The)	236,738	21,597,608
Wells Fargo & Co.	861,891	47,248,865

		189,620,441

Biotechnology — 1.5%
Celgene Corp.*	210,854	23,586,128

Capital Markets — 4.1%
Goldman Sachs Group, Inc. (The)	185,453	35,946,355
Morgan Stanley	766,950	29,757,660

		65,704,015

Chemicals — 1.1%
FMC Corp.	312,689	17,832,654

Communications Equipment — 1.5%
Brocade Communications Systems, Inc.	2,018,678	23,901,148

Consumer Finance — 4.5%
Capital One Financial Corp.	274,366	22,648,913
Navient Corp.	1,092,354	23,605,770
SLM Corp.	2,584,809	26,339,204

		72,593,887

Diversified Financial Services — 1.3%
Voya Financial, Inc.	502,949	21,314,979

Diversified Telecommunication Services — 2.1%
CenturyLink, Inc.	364,697	14,434,707
Vivendi SA (France)	769,143	19,144,426

		33,579,133

Electric Utilities — 2.4%
FirstEnergy Corp.	983,979	38,365,341

Electrical Equipment — 1.2%
Eaton Corp. PLC	278,485	18,925,841

Electronic Equipment, Instruments & Components — 1.5%
Flextronics International Ltd.*	2,168,516	24,244,009

Energy Equipment & Services — 1.3%
Halliburton Co.	513,346	20,189,898

Food Products — 3.2%
Bunge Ltd.	238,685	21,698,853
Mondelez International, Inc. (Class A Stock)	815,078	29,607,709

		51,306,562

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 2.7%
Cigna Corp.	246,153	$25,331,605
HCA Holdings, Inc.*	243,502	17,870,612

		43,202,217

Hotels, Restaurants & Leisure — 4.4%
Carnival Corp.	714,382	32,382,936
Hyatt Hotels Corp. (Class A Stock)*	357,843	21,545,727
International Game Technology	942,126	16,251,674

		70,180,337

Independent Power & Renewable Electricity Producers — 1.4%
NRG Energy, Inc.	849,587	22,896,370

Industrial Conglomerates — 1.4%
Siemens AG (Germany), ADR	195,046	21,845,152

Insurance — 3.5%
MetLife, Inc.	619,016	33,482,575
Travelers Cos., Inc. (The)	216,668	22,934,308

		56,416,883

Internet Software & Services — 0.9%
Google, Inc. (Class A Stock)*	26,028	13,812,018

Machinery — 1.4%
SPX Corp.	268,787	23,094,179

Media — 3.5%
Comcast Corp. (Class A Stock)	499,574	28,980,288
Liberty Global PLC (United Kingdom) (Series C)*	563,947	27,244,279

		56,224,567

Multiline Retail — 1.7%
Target Corp.	357,291	27,121,960

Oil, Gas & Consumable Fuels — 8.6%
Anadarko Petroleum Corp.	204,597	16,879,252
Chevron Corp.	186,245	20,892,964
Marathon Oil Corp.	828,482	23,437,756
Marathon Petroleum Corp.	148,180	13,374,727
Noble Energy, Inc.	439,314	20,836,663
Occidental Petroleum Corp.	231,947	18,697,248
Suncor Energy, Inc. (Canada)	730,914	23,228,447

		137,347,057

Personal Products — 0.7%
Avon Products, Inc.	1,250,184	11,739,228

Pharmaceuticals — 8.7%
Actavis, Inc.*	120,886	31,117,265
Bayer AG (Germany), ADR	164,132	22,459,823
Merck & Co., Inc.	462,272	26,252,427
Mylan, Inc.*(a)	581,603	32,784,961
Teva Pharmaceutical Industries Ltd. (Israel), ADR	475,545	27,348,593

		139,963,069

Road & Rail — 2.6%
Hertz Global Holdings, Inc.*	884,454	22,058,283
Union Pacific Corp.	165,834	19,755,804

		41,814,087

SEE NOTES TO FINANCIAL STATEMENTS.

A163

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 1.9%
Applied Materials, Inc.	1,230,850	$30,672,782

Software — 1.8%
Microsoft Corp.	624,863	29,024,886

Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc.	160,276	17,691,265
EMC Corp.	808,337	24,039,942
Hewlett-Packard Co.	840,836	33,742,749
NCR Corp.*	636,739	18,554,574

		94,028,530

TOTAL LONG-TERM INVESTMENTS (cost $1,078,167,765)		1,541,396,484

SHORT-TERM INVESTMENT — 3.8%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $60,772,823; includes $330,421 of cash collateral for securities on loan) (Note 4)(b)(c)	60,772,823	$60,772,823

TOTAL INVESTMENTS — 99.9% (cost $1,138,940,588)		1,602,169,307
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,014,144

NET ASSETS — 100.0%		$1,603,183,451

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $315,672; cash collateral of $330,421 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$29,074,446	$—	$—
Airlines	38,202,417	—	—
Auto Components	31,968,489	—	—
Automobiles	21,603,774	—	—
Banks	189,620,441	—	—
Biotechnology	23,586,128	—	—
Capital Markets	65,704,015	—	—
Chemicals	17,832,654	—	—
Communications Equipment	23,901,148	—	—
Consumer Finance	72,593,887	—	—
Diversified Financial Services	21,314,979	—	—
Diversified Telecommunication Services	14,434,707	19,144,426	—
Electric Utilities	38,365,341	—	—
Electrical Equipment	18,925,841	—	—
Electronic Equipment, Instruments & Components	24,244,009	—	—
Energy Equipment & Services	20,189,898	—	—
Food Products	51,306,562	—	—
Health Care Providers & Services	43,202,217	—	—
Hotels, Restaurants & Leisure	70,180,337	—	—
Independent Power & Renewable Electricity Producers	22,896,370	—	—
Industrial Conglomerates	21,845,152	—	—
Insurance	56,416,883	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A164

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Internet Software & Services	$13,812,018	$—	$—
Machinery	23,094,179	—	—
Media	56,224,567	—	—
Multiline Retail	27,121,960	—	—
Oil, Gas & Consumable Fuels	137,347,057	—	—
Personal Products	11,739,228	—	—
Pharmaceuticals	139,963,069	—	—
Road & Rail	41,814,087	—	—
Semiconductors & Semiconductor Equipment	30,672,782	—	—
Software	29,024,886	—	—
Technology Hardware, Storage & Peripherals	94,028,530	—	—
Affiliated Money Market Mutual Fund	60,772,823	—	—

Total	$1,583,024,881	$19,144,426	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Banks	11.8%
Pharmaceuticals	8.7
Oil, Gas & Consumable Fuels	8.6
Technology Hardware, Storage & Peripherals	5.9
Consumer Finance	4.5
Hotels, Restaurants & Leisure	4.4
Capital Markets	4.1
Affiliated Money Market Mutual Fund (including 0.0%* of collateral for securities on loan)	3.8
Insurance	3.5
Media	3.5
Food Products	3.2
Health Care Providers & Services	2.7
Road & Rail	2.6
Electric Utilities	2.4
Airlines	2.4
Diversified Telecommunication Services	2.1
Auto Components	2.0
Semiconductors & Semiconductor Equipment	1.9
Aerospace & Defense	1.8

*	Less than 0.05%.

Software	1.8%
Multiline Retail	1.7
Electronic Equipment, Instruments & Components	1.5
Communications Equipment	1.5
Biotechnology	1.5
Machinery	1.4
Independent Power & Renewable Electricity Producers	1.4
Industrial Conglomerates	1.4
Automobiles	1.3
Diversified Financial Services	1.3
Energy Equipment & Services	1.3
Electrical Equipment	1.2
Chemicals	1.1
Internet Software & Services	0.9
Personal Products	0.7

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A165

VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $315,672:
Unaffiliated investments (cost $1,078,167,765)	$1,541,396,484
Affiliated investments (cost $60,772,823)	60,772,823
Receivable for investments sold	3,183,153
Dividends receivable	1,120,336
Tax reclaim receivable	532,472
Receivable for Series shares sold	1,877
Prepaid expenses	12,823

Total Assets	1,607,019,968

LIABILITIES
Payable for investments purchased	2,486,541
Management fee payable	542,826
Payable to broker for collateral for securities on loan	330,421
Payable for Series shares repurchased	317,586
Accrued expenses	149,103
Payable to custodian	4,760
Distribution fee payable	2,246
Administration fee payable	1,347
Affiliated transfer agent fee payable	926
Deferred trustees’ fees	761

Total Liabilities	3,836,517

NET ASSETS	$1,603,183,451

Net assets were comprised of:
Paid-in capital	$1,031,169,164
Retained earnings	572,014,287

Net assets, December 31, 2014	$1,603,183,451

Class I:
Net asset value and redemption price per share $1,592,552,629 / 60,148,344 outstanding shares of beneficial interest	$26.48

Class II:
Net asset value and redemption price per share $10,630,822 / 401,893 outstanding shares of beneficial interest	$26.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $542,156)	$24,161,185
Affiliated income from securities loaned, net	83,268
Affiliated dividend income	57,989

Total income	24,302,442

EXPENSES
Management fee	6,369,263
Distribution fee—Class II	20,931
Administration fee—Class II	12,559
Custodian’s fees and expenses	140,000
Shareholders’ reports	100,000
Trustees’ fees	23,000
Audit fee	23,000
Insurance expenses	21,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	11,000
Commitment fee on syndicated credit agreement	3,000
Interest expense	198
Miscellaneous	4,051

Total expenses	6,741,002
Less: Management fee waiver	(391,488)

Net expenses	6,349,514

NET INVESTMENT INCOME	17,952,928

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	109,073,304
Foreign currency transactions	5,195

109,078,499

Net change in unrealized appreciation (depreciation) on:
Investments	26,185,947
Foreign currencies	(14,412)

26,171,535

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	135,250,034

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,202,962

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$17,952,928	$15,219,628
Net realized gain on investment and foreign currency transactions	109,078,499	184,051,019
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	26,171,535	206,906,734

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	153,202,962	406,177,381

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	11,406,469	25,700,974
Series shares repurchased	(137,573,230)	(125,239,881)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(126,166,761)	(99,538,907)

TOTAL INCREASE	27,036,201	306,638,474
NET ASSETS:
Beginning of year	1,576,147,250	1,269,508,776

End of year	$1,603,183,451	$1,576,147,250

SEE NOTES TO FINANCIAL STATEMENTS.

A166

GLOSSARY

SCHEDULE OF INVESTMENTS	December 31, 2014

The following abbreviations are used in the preceding Portfolios’ descriptions:

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index

CDX	Credit Derivative Index

Other

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
Reg. D	Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
bps	Basis Points
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Collateralized Mortgage-Backed Security
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
EUROIS	Euro Overnight Index Swap
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
I/O	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MOSPRIME	Moscow Prime Offered Rate
MSCI	Morgan Stanley Capital International

SEE NOTES TO FINANCIAL STATEMENTS.

A167

GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

MTN	Medium Term Note
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Service
SDR	Swedish Depositary Receipt
SWX	Swiss Exchange
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
USAID	United States Agency for International Development

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of eighteen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the thirteen Portfolios which are listed below along with each Portfolio’s investment objective.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:    Long-term growth of capital.

Flexible Managed Portfolio:    Total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:    Long-term growth of capital.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital.

High Yield Bond Portfolio:    High total return.

Jennison Portfolio:    Long-term growth of capital.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity.

Natural Resources Portfolio:    Long-term growth of capital.

Small Capitalization Stock Portfolio:    Long-term growth of capital.

Stock Index Portfolio:    Achieve investment results that generally correspond to the performance of publicly traded common stocks.

Value Portfolio:    Capital appreciation.

Note 2:	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following each Portfolio’s Schedule of Investments.

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Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

The Money Market Portfolio values all of its securities of sufficient credit quality, at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of their net assets (the Money Market Portfolio may invest up to 5% of its net assets) in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the

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Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board of the Portfolio. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit

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risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, the value of equities or foreign currency exchange rates. The Portfolio may also use futures to gain additional market exposure. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Options:    Certain Portfolios purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities which the Portfolio currently owns or intends to purchase. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Portfolio, as writer of an option, may have no control over whether the underlying securities may

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be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as a purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options, and guarantees the options contracts against default.

Swap Agreements:    Certain Portfolios entered into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolios’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current

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status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are arrangements which a sub-adviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisors who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian, and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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As of December 31, 2014, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending:    Each Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations.

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Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), Brown Advisory, LLC (“Brown”), LSV Asset Management (“LSV”), Quantitative Management Associates LLC (“QMA”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, cost of compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.74	***
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.12	*
Natural Resources Portfolio	0.45	0.40	*****
Small Capitalization Stock Portfolio	0.40	0.35	*****
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.30	**
Value Portfolio	0.40	0.38	****

*	In order to support the income yield, PI has voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) does not fall below 0.00%. Prior to July 1, 2012, PI had voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) did not fall below 0.02%. The waiver is voluntary and may be modified or terminated by PI at any time without notice. During the year ended December 31, 2014, the total waiver as a result of this voluntary agreement was $2,364,760 or an annualized 0.28% of the Money Market Portfolio’s average daily net assets.
**	PI had voluntarily agreed, through June 30, 2014, to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio. Effective July 1, 2014, PI has contractually agreed, through June 30, 2015, to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio.
***	PI has contractually agreed, through June 30, 2015, to waive a portion of its management fee equal to an annual rate of 0.01% of the average daily net assets of the Portfolio.
****	PI had contractually agreed, through June 30, 2014, to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio.
*****	PI has contractually agreed, through June 30, 2015, to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio.

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At December 31, 2014, the Subadvisors that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	Brown, LSV, QMA, T. Rowe & William Blair
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Certain Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2014, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Equity Portfolio	$437,725
Global Portfolio	20,640
Jennison Portfolio	88,171
Natural Resources Portfolio	46,261
Value Portfolio	159,764

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

B9

PIM also serves as the Series Fund’s security lending agent. For the year ended December 31, 2014, PIM was compensated for these services as follows:

Portfolio	Amount
Conservative Balanced Portfolio	$54,146
Diversified Bond Portfolio	26,226
Equity Portfolio	175,533
Flexible Managed Portfolio	59,587
Global Portfolio	6,447
Government Income Portfolio	10,484
High Yield Bond Portfolio	407,802
Jennison Portfolio	101,914
Natural Resources Portfolio	49,144
Small Capitalization Stock Portfolio	174,582
Stock Index Portfolio	65,071
Value Portfolio	24,872

Certain Portfolios invest in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission, and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2014 were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$2,472,277,634	$2,516,413,550
Diversified Bond Portfolio	215,829,643	441,314,280
Equity Portfolio	1,985,014,118	2,192,706,456
Flexible Managed Portfolio	5,285,342,776	5,406,609,988
Global Portfolio	268,094,938	304,352,638
Government Income Portfolio	2,582,450,103	2,584,443,780
High Yield Bond Portfolio	1,710,965,528	1,465,228,676
Jennison Portfolio	547,869,040	661,002,438
Natural Resources Portfolio	195,673,027	246,889,683
Small Capitalization Stock Portfolio	106,802,321	154,651,344
Stock Index Portfolio	200,276,711	135,614,691
Value Portfolio	578,169,151	738,922,867

Options written transactions, during the year ended December 31, 2014, were as follows:

Conservative Balanced Portfolio	Notional Amount (000)	Premiums
Balance as of December 31, 2013	—	$—
Options written	389,400	608,279
Options terminated in closing purchase transactions	(203,100)	(371,827)
Options expired	(102,300)	(197,820)

Balance as of December 31, 2014	84,000	$38,632

Diversified Bond Portfolio	Notional Amount (000)	Premiums
Balance as of December 31, 2013	—	$—
Options written	1,653,280	2,431,026
Options terminated in closing purchase transactions	(266,980)	(345,091)
Options expired	(737,300)	(1,630,317)

Balance as of December 31, 2014	649,000	$455,618

B10

Flexible Managed Portfolio	Notional Amount (000)	Premiums
Balance as of December 31, 2013	—	$—
Options written	507,440	791,646
Options terminated in closing purchase transactions	(265,640)	(484,762)
Options expired	(133,000)	(256,847)

Balance as of December 31, 2014	108,800	$50,037

Government Income Portfolio	Notional Amount (000)	Premiums
Balance as of December 31, 2013	—	$—
Options written	364,080	567,303
Options terminated in closing purchase transactions	(192,380)	(348,297)
Options expired	(95,300)	(183,870)

Balance as of December 31, 2014	76,400	$35,136

Note 6:	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2014, the Equity, Jennison, Natural Resources and Value Portfolios have Class II shares outstanding.

B11

Transactions in shares of beneficial interest of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:

Class I	Shares	Amount
Year ended December 31, 2014:
Series shares sold	334,797	$12,282,548
Series shares repurchased	(7,032,156)	(259,927,615)

Net increase (decrease) in shares outstanding	(6,697,359)	$(247,645,067)

Year ended December 31, 2013:
Series shares sold	497,608	$15,342,872
Series shares repurchased	(7,725,116)	(238,388,587)

Net increase (decrease) in shares outstanding	(7,227,508)	$(223,045,715)

Class II
Year ended December 31, 2014:
Series shares sold	14,613	$533,921
Series shares repurchased	(21,926)	(816,476)

Net increase (decrease) in shares outstanding	(7,313)	$(282,555)

Year ended December 31, 2013:
Series shares sold	14,609	$480,313
Series shares repurchased	(17,287)	(551,629)

Net increase (decrease) in shares outstanding	(2,678)	$(71,316)

Jennison Portfolio:

Class I	Shares	Amount
Year ended December 31, 2014:
Shares sold	437,648	$16,981,425
Shares repurchased	(3,542,532)	(136,572,954)

Net increase (decrease) in shares outstanding	(3,104,884)	$(119,591,529)

Year ended December 31, 2013:
Series shares sold	600,416	$18,575,262
Series shares repurchased	(3,796,246)	(117,710,464)

Net increase (decrease) in shares outstanding	(3,195,830)	$(99,135,202)

Class II
Year ended December 31, 2014:
Shares sold	251,796	$9,480,751
Shares repurchased	(262,299)	(9,828,686)

Net increase (decrease) in shares outstanding	(10,503)	$(347,935)

Year ended December 31, 2013:
Series shares sold	178,735	$5,502,476
Series shares repurchased	(337,133)	(10,158,265)

Net increase (decrease) in shares outstanding	(158,398)	$(4,655,789)

B12

Natural Resources Portfolio:

Class I	Shares	Amount
Year ended December 31, 2014:
Shares sold	439,890	$17,269,602
Shares repurchased	(1,968,633)	(74,412,547)

Net increase (decrease) in shares outstanding	(1,528,743)	$(57,142,945)

Year ended December 31, 2013:
Series shares sold	352,213	$12,346,615
Series shares repurchased	(2,823,203)	(99,674,548)

Net increase (decrease) in shares outstanding	(2,470,990)	$(87,327,933)

Class II
Year ended December 31, 2014:
Shares sold	534,762	$19,096,047
Shares repurchased	(522,704)	(19,771,982)

Net increase (decrease) in shares outstanding	12,058	$(675,935)

Year ended December 31, 2013:
Series shares sold	287,501	$10,062,470
Series shares repurchased	(643,622)	(22,702,718)

Net increase (decrease) in shares outstanding	(356,121)	$(12,640,248)

Value Portfolio:

Class I	Shares	Amount
Year ended December 31, 2014:
Shares sold	321,290	$8,064,035
Shares repurchased	(5,408,640)	(136,662,414)

Net increase (decrease) in shares outstanding	(5,087,350)	$(128,598,379)

Year ended December 31, 2013:
Series shares sold	1,155,615	$25,006,947
Series shares repurchased	(5,836,962)	(123,779,113)

Net increase (decrease) in shares outstanding	(4,681,347)	$(98,772,166)

Class II
Year ended December 31, 2014:
Shares sold	129,503	$3,342,434
Shares repurchased	(35,694)	(910,816)

Net increase (decrease) in shares outstanding	93,809	$2,431,618

Year ended December 31, 2013:
Series shares sold	32,096	$694,027
Series shares repurchased	(67,319)	(1,460,768)

Net increase (decrease) in shares outstanding	(35,223)	$(766,741)

Note 8:	Borrowings

The Portfolios (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an

B13

annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2014. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Maximum Balance Outstanding	Amount Outstanding at December 31, 2014
Diversified Bond Portfolio	$12,017,889	9	1.40%	$20,171,000	$—
Jennison Portfolio	505,610	41	1.40%	1,841,000	1,211,000
Value Portfolio	421,500	12	1.40%	1,258,000	—

Note 9:	Ownership and Affiliates

As of December 31, 2014, all of Class I shares of record of each Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

B14

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2014(a)	2013(a)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.63	$17.77	$16.32	$15.96	$14.65

Income (Loss) From Investment Operations:
Net investment income	.36	.35	.38	.36	.37
Net realized and unrealized gain on investments	1.46	2.51	1.43	.37	1.31

Total from investment operations	1.82	2.86	1.81	.73	1.68

Less Distributions	—	—	(.36)	(.37)	(.37)

Net Asset Value, end of year	$22.45	$20.63	$17.77	$16.32	$15.96

Total Return(b)	8.82%	16.09%	11.23%	4.60%	11.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,574.4	$2,504.4	$2,287.0	$2,191.6	$2,234.7
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.58%	.58%	.58%	.59%	.59%
Expenses before waivers and/or expense reimbursement	.58%	.58%	.58%	.59%	.59%
Net investment income	1.66%	1.84%	2.11%	2.12%	2.32%
Portfolio turnover rate	134%	196%	188%	215%	185%

	Diversified Bond Portfolio
	Year Ended December 31,
	2014(a)	2013	2012(a)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.01	$11.88	$11.74	$11.67	$11.16

Income (Loss) From Investment Operations:
Net investment income	.43	.48	.54	.56	.52
Net realized and unrealized gain (loss) on investments	.34	(.56)	.66	.30	.63

Total from investment operations	.77	(.08)	1.20	.86	1.15

Less Distributions	(.12)	(.79)	(1.06)	(.79)	(.64)

Net Asset Value, end of year	$11.66	$11.01	$11.88	$11.74	$11.67

Total Return(b)	7.09%	(.71)%	10.68%	7.51%	10.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,067.9	$1,197.5	$1,305.9	$1,556.9	$1,522.9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.44%	.44%	.44%	.42%	.46%
Expenses before waivers and/or expense reimbursement	.44%	.44%	.44%	.42%	.46%
Net investment income	3.73%	4.10%	4.57%	4.76%	4.46%
Portfolio turnover rate	50%	111%	144%	167%	191%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2014(c)	2013	2012(c)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.81	$26.81	$23.73	$24.75	$22.30

Income (Loss) From Investment Operations:
Net investment income	.19	.27	.27	.13	.15
Net realized and unrealized gain (loss) on investments	2.56	8.73	2.96	(.98)	2.48

Total from investment operations	2.75	9.00	3.23	(.85)	2.63

Less Distributions:	—	—	(.15)	(.17)	(.18)

Net Asset Value, end of year	$38.56	$35.81	$26.81	$23.73	$24.75

Total Return(a)	7.68%	33.57%	13.69%	(3.47)%	11.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,017.6	$3,970.9	$3,167.0	$2,997.5	$3,324.3
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.47%	.47%	.47%	.48%	.48%
Expenses before waivers and/or expense reimbursements	.47%	.47%	.47%	.48%	.48%
Net investment income	.52%	.86%	1.04%	.58%	.71%
Portfolio turnover rate	51%	45%	48%	49%	68%

	Equity Portfolio
	Class II
	Year Ended December 31,
	2014(c)	2013	2012(c)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$36.05	$27.10	$23.99	$25.00	$22.46

Income (Loss) From Investment Operations:
Net investment income	.04	.13	.17	.06	.04
Net realized and unrealized gain (loss) on investments	2.57	8.82	3.00	(1.03)	2.54

Total from investment operations	2.61	8.95	3.17	(.97)	2.58

Less Distributions:	—	—	(.06)	(.04)	(.04)

Net Asset Value, end of year	$38.66	$36.05	$27.10	$23.99	$25.00

Total Return(a)	7.24%	33.03%	13.23%	(3.87)%	11.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.2	$2.3	$1.8	$2.0	$1.9
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.87%	.87%	.87%	.88%	.88%
Expenses before waivers and/or expense reimbursements	.87%	.87%	.87%	.88%	.88%
Net investment income	.11%	.47%	.63%	.19%	.34%
Portfolio turnover rate	51%	45%	48%	49%	68%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2014(a)	2013(a)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.35	$17.77	$15.99	$15.63	$14.28

Income (Loss) From Investment Operations:
Net investment income	.37	.36	.37	.33	.31
Net realized and unrealized gain on investments	1.99	3.22	1.74	.34	1.37

Total from investment operations	2.36	3.58	2.11	.67	1.68

Less Distributions	—	—	(.33)	(.31)	(.33)

Net Asset Value, end of year	$23.71	$21.35	$17.77	$15.99	$15.63

Total Return(b)	11.05%	20.15%	13.37%	4.34%	12.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,943.8	$3,730.6	$3,265.8	$3,036.8	$3,077.3
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.63%	.63%	.63%	.63%	.64%
Expenses before waivers and/or expense reimbursement	.63%	.63%	.63%	.63%	.64%
Net investment income	1.66%	1.86%	2.05%	2.01%	2.06%
Portfolio turnover rate(d)	161%	210%	214%	246%	205%

	Global Portfolio
	Year Ended December 31,
	2014(a)	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.91	$19.57	$16.94	$18.49	$16.68

Income (Loss) From Investment Operations:
Net investment income	.37	.31	.36	.29	.28
Net realized and unrealized gain (loss) on investments	.44	5.03	2.57	(1.56)	1.79

Total from investment operations	.81	5.34	2.93	(1.27)	2.07

Less Distributions	—	—	(.30)	(.28)	(.26)

Net Asset Value, end of year	$25.72	$24.91	$19.57	$16.94	$18.49

Total Return(b)	3.25%	27.29%	17.52%	(6.97)%	12.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$719.2	$744.5	$611.2	$564.2	$648.5
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	.81%	.84%	.84%	.84%	.87%
Expenses before waivers and/or expense reimbursements	.82%	.84%	.84%	.84%	.87%
Net investment income	1.45%	1.29%	1.82%	1.54%	1.60%
Portfolio turnover rate	37%	70%	57%	69%	69%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.30	$12.15	$12.37	$12.03	$11.86

Income (Loss) From Investment Operations:
Net investment income	.21	.21	.25	.30	.35
Net realized and unrealized gain (loss) on investments	.45	(.49)	.19	.60	.47

Total from investment operations	.66	(.28)	.44	.90	.82

Less Distributions	(.04)	(.57)	(.66)	(.56)	(.65)

Net Asset Value, end of year	$11.92	$11.30	$12.15	$12.37	$12.03

Total Return(a)	5.86%	(2.34)%	3.63%	7.63%	6.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$339.2	$341.1	$382.9	$416.7	$399.2
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.47%	.49%	.48%	.46%	.50%
Expenses before waivers and/or expense reimbursement	.47%	.49%	.48%	.46%	.50%
Net investment income	1.73%	1.78%	1.96%	2.48%	2.87%
Portfolio turnover rate(c)	830%	1135%	1154%	1554%	1122%

	High Yield Bond Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.29	$5.26	$4.93	$5.06	$4.83

Income (Loss) From Investment Operations:
Net investment income	.32	.34	.35	.38	.42
Net realized and unrealized gain (loss) on investments	(.18)	.03	.34	(.13)	.23

Total from investment operations	.14	.37	.69	.25	.65

Less Distributions	(.32)	(.34)	(.36)	(.38)	(.42)

Net Asset Value, end of year	$5.11	$5.29	$5.26	$4.93	$5.06

Total Return(a)	2.71%	7.26%	14.43%	5.10%	14.05%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,245.9	$3,020.5	$2,841.8	$2,158.4	$2,141.2
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.57%	.57%	.57%	.58%	.58%
Expenses before waivers and/or expense reimbursements	.57%	.57%	.57%	.58%	.58%
Net investment income	5.95%	6.34%	6.95%	7.53%	8.51%
Portfolio turnover rate	48%	54%	53%	68%	89%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2014	2013(a)	2012(a)	2011	2010(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$37.15	$26.98	$23.26	$23.26	$20.87

Income (Loss) From Investment Operations:
Net investment income	.06	.06	.11	.03	.06
Net realized and unrealized gain on investments	3.64	10.11	3.65	.04	2.42

Total from investment operations	3.70	10.17	3.76	.07	2.48

Less Distributions	—	—	(.04)	(.07)	(.09)

Net Asset Value, end of year	$40.85	$37.15	$26.98	$23.26	$23.26

Total Return(b)	9.96%	37.69%	16.18%	.30%	11.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,580.0	$1,551.9	$1,213.3	$1,126.3	$1,362.1
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.63%	.63%	.63%	.64%	.64%
Expenses before waivers and/or expense reimbursement	.63%	.63%	.63%	.64%	.64%
Net investment income	.15%	.18%	.42%	.16%	.29%
Portfolio turnover rate	34%	40%	45%	51%	67%

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2014	2013(a)	2012(a)	2011	2010(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$36.33	$26.49	$22.89	$22.91	$20.55

Income (Loss) From Investment Operations:
Net investment income (loss)	(.10)	(.07)	— (d)	(.07)	(.02)
Net realized and unrealized gain on investments	3.57	9.91	3.60	.05	2.38

Total from investment operations	3.47	9.84	3.60	(.02)	2.36

Less Distributions	—	—	—	—	— (d)

Net Asset Value, end of year	$39.80	$36.33	$26.49	$22.89	$22.91

Total Return(b)	9.55%	37.15%	15.73%	(.09)%	11.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$43.7	$40.3	$33.6	$31.9	$33.2
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.03%	1.03%	1.03%	1.04%	1.04%
Expenses before waivers and/or expense reimbursement	1.03%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	(.25)%	(.22)%	.02%	(.24)%	(.10)%
Portfolio turnover rate	34%	40%	45%	51%	67%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2014		2013		2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00		$10.00		$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	—	(a)	—	(a)	— (a)	— (a)	— (a)
Distributions	—	(a)	—	(a)	— (a)	— (a)	— (a)
Capital contributions(c)	—		—		—	—	— (a)

Net Asset Value, end of year	$10.00		$10.00		$10.00	$10.00	$10.00

Total Return(b)	—	%(d)	—	%(d)	.01%	.02%	.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$823.6		$866.0		$903.5	$1,016.0	$1,127.1
Ratios to average net assets:
Expenses after waivers and/or expense reimbursements	.16%		.17%		.21%	.18%	.25%
Expenses before waivers and/or expense reimbursements	.44%		.44%		.44%	.42%	.44%
Net investment income	.00	%(d)	.00	%(d)	.01%	.02%	.03%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(d)	Less than .005%.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2014(a)	2013(a)	2012	2011(a)	2010(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$37.29	$33.83	$38.25	$47.33	$37.15

Income (Loss) From Investment Operations:
Net investment income	.23	.20	.25	.16	.08
Net realized and unrealized gain (loss) on investments	(7.65)	3.26	(1.49)	(9.16)	10.26

Total from investment operations	(7.42)	3.46	(1.24)	(9.00)	10.34

Less Distributions	—	—	(3.18)	(.08)	(.16)

Net Asset Value, end of year	$29.87	$37.29	$33.83	$38.25	$47.33

Total Return(b)	(19.90)%	10.23%	(2.47)%	(19.03)%	27.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$589.0	$792.1	$802.2	$926.6	$1,259.5
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.45%	.48%	.50%	.50%	.50%
Expenses before waivers and/or expense reimbursement	.50%	.51%	.50%	.50%	.50%
Net investment income	.59%	.55%	.71%	.36%	.22%
Portfolio turnover rate	24%	22%	26%	34%	28%

	Natural Resources Portfolio
	Class II
	Year Ended December 31,
	2014(a)	2013(a)	2012	2011(a)	2010(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$36.78	$33.50	$37.89	$46.98	$36.88

Income (Loss) From Investment Operations:
Net investment income (loss)	.07	.05	.12	(.02)	(.07)
Net realized and unrealized gain (loss) on investments	(7.50)	3.23	(1.51)	(9.07)	10.20

Total from investment operations	(7.43)	3.28	(1.39)	(9.09)	10.13

Less Distributions	—	—	(3.00)	—	(.03)

Net Asset Value, end of year	$29.35	$36.78	$33.50	$37.89	$46.98

Total Return(b)	(20.20)%	9.79%	(2.94)%	(19.35)%	27.48%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$43.5	$54.1	$61.2	$67.9	$101.9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.85%	.88%	.90%	.90%	.90%
Expenses before waivers and/or expense reimbursement	.90%	.91%	.90%	.90%	.90%
Net investment income (loss)	.19%	.15%	.31%	(.04)%	(.18)%
Portfolio turnover rate	24%	22%	26%	34%	28%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2014(d)	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.16	$18.56	$17.00	$17.27	$13.83

Income (Loss) From Investment Operations:
Net investment income	.25	.22	.26	.10	.13
Net realized and unrealized gain (loss) on investments	1.16	7.38	2.35	— (c)	3.43

Total from investment operations	1.41	7.60	2.61	.10	3.56

Less Distributions	—	—	(1.05)	(.37)	(.12)

Net Asset Value, end of year	$27.57	$26.16	$18.56	$17.00	$17.27

Total Return(a)	5.39%	40.95%	16.03%	.56%	25.93%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$750.9	$770.1	$578.4	$542.6	$589.9
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.40%	.42%	.46%	.48%	.49%
Expenses before waivers and/or expense reimbursements	.45%	.45%	.46%	.48%	.49%
Net investment income	.96%	.92%	1.43%	.60%	.88%
Portfolio turnover rate	15%	14%	10%	17%	15%

	Stock Index Portfolio
	Year Ended December 31,
	2014(d)	2013(d)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$47.02	$35.65	$31.47	$31.37	$27.89

Income (Loss) From Investment Operations:
Net investment income	.79	.73	.68	.54	.48
Net realized and unrealized gain on investments	5.20	10.64	4.19	.07	3.51

Total from investment operations	5.99	11.37	4.87	.61	3.99

Less Distributions	(3.68)	—	(.69)	(.51)	(.51)

Net Asset Value, end of year	$49.33	$47.02	$35.65	$31.47	$31.37

Total Return(a)	13.31%	31.89%	15.68%	1.95%	14.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,312.7	$2,890.5	$2,340.3	$2,162.4	$2,277.6
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.32%	.32%	.32%	.33%	.36%
Expenses before waivers and/or expense reimbursements	.37%	.37%	.37%	.38%	.38%
Net investment income	1.67%	1.77%	1.97%	1.74%	1.70%
Portfolio turnover rate	5%	3%	2%	2%	4%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Less than $0.005 per share.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2014(a)	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.05	$18.07	$15.93	$17.04	$15.10

Income (Loss) From Investment Operations:
Net investment income	.29	.22	.22	.14	.17
Net realized and unrealized gain (loss) on investments	2.14	5.76	2.09	(1.08)	1.90

Total from investment operations	2.43	5.98	2.31	(.94)	2.07

Less Distributions	—	—	(.17)	(.17)	(.13)

Net Asset Value, end of year	$26.48	$24.05	$18.07	$15.93	$17.04

Total Return(b)	10.10%	33.09%	14.62%	(5.58)%	13.86%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,592.6	$1,568.7	$1,263.3	$1,231.6	$1,432.9
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.40%	.40%	.43%	.43%	.44%
Expenses before waivers and/or expense reimbursement	.42%	.43%	.43%	.43%	.44%
Net investment income	1.13%	1.06%	1.36%	.90%	1.08%
Portfolio turnover rate	37%	41%	28%	43%	63%

	Value Portfolio
	Class II
	Year Ended December 31,
	2014(a)	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.12	$18.20	$16.04	$17.13	$15.16

Income (Loss) From Investment Operations:
Net investment income	.18	.16	.17	.08	.12
Net realized and unrealized gain (loss) on investments	2.15	5.76	2.08	(1.08)	1.90

Total from investment operations	2.33	5.92	2.25	(1.00)	2.02

Less Distributions	—	—	(.09)	(.09)	(.05)

Net Asset Value, end of year	$26.45	$24.12	$18.20	$16.04	$17.13

Total Return(b)	9.66%	32.53%	14.14%	(5.89)%	13.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10.6	$7.4	$6.2	$6.0	$7.1
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.80%	.80%	.83%	.83%	.84%
Expenses before waivers and/or expense reimbursement	.82%	.83%	.83%	.83%	.84%
Net investment income	.73%	.66%	.95%	.50%	.69%
Portfolio turnover rate	37%	41%	28%	43%	63%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of The Prudential Series Fund, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2015

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (47) Trustee Since 2011 No. of Portfolios Overseen: 111	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat* (65) Trustee Since 2013 No. of Portfolios Overseen: 111	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Kay Ryan Booth* (64) Trustee Since 2013 No. of Portfolios Overseen: 111	Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (76) Trustee Since 2001 No. of Portfolios Overseen: 111	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (68) Trustee Since 2001 No. of Portfolios Overseen: 111	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
W. Scott McDonald, Jr., PhD* (77) Trustee Since 1983 No. of Portfolios Overseen: 111	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.

E1

Independent Trustees
Name, Age Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee**
Thomas T. Mooney* (73) Trustee Since 2001 No. of Portfolios Overseen: 111	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien* (64) Trustee Since 2003 No. of Portfolios Overseen: 111	Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Interested Trustees
Name, Age Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee**
Robert F. O’Donnell* (46) Trustee & President Since 2012 No. of Portfolios Overseen: 111	President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None.
Timothy S. Cronin* (49) Trustee Since 2011 No. of Portfolios Overseen: 111	Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.
Bruce W. Ferris* (59) Trustee Since 2013 No. of Portfolios Overseen: 111	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

* The address of each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Fund Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara* (59) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (39) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.

E2

Fund Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Bradley C. Tobin* (40) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (56) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (56) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (40) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).
Kathleen DeNicholas* (40) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (50) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (47) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (53) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (58) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (52) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (46) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

(1) Excludes Messrs. O’Donnell and Cronin, interested Trustees who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears under “Interested Trustees,” above.

E3

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The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

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The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

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©2015 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239280-00004-00    PSF-AR-A

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT  • DECEMBER 31, 2014

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

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SP International Growth Portfolio

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SP Prudential U.S. Emerging Growth Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2014

■	LETTER TO CONTRACT OWNERS

■	INVESTMENT MANAGER’S REPORT

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	SP International Growth Portfolio	A1
	SP International Value Portfolio	A7
	SP Prudential U.S. Emerging Growth Portfolio	A13
	SP Small Cap Value Portfolio	A18

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2014

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

The Prudential Series Fund	January 30, 2015

The Prudential Series Fund, SP International Growth Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	-5.71%	5.88%	4.33%
Portfolio: Class II	-6.12	5.50	3.90
MSCI EAFE® Index (GD)	-4.48	5.81	4.91

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2014 the SP International Growth Portfolio Class I returned -5.71% and the Class II returned -6.12%.

The net assets of the Portfolio at December 31, 2014 were $81.4 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadvisers are William Blair & Company, Jennison Associates LLC, and Neuberger Berman Management LLC.

The MSCI EAFE (GD) Index (the Index) declined by 4.48% for the year. Losses were common among developed market countries due to the decline in foreign currencies, including the euro, versus the U.S. dollar. The dollar continues to advance due to a stronger U.S. economy and the ending of U.S. quantitative easing. Investors anticipated interest rates hikes in 2015, while weaker areas of the world are forecasted to either continue or to expand monetary policy. In terms of economic sectors, health care and utilities had positive returns, even in dollars, while the technology sector’s decline in dollars was relatively modest. The materials and energy sectors trailed as the price of oil dropped precipitously at the end of the year.

The Portfolio’s assets in the consumer discretionary sector had the largest negative impact on its performance relative to the Index, as Europe’s economy struggled and growth continued to slow in China and the rest of Asia. When the economies in these continents turn around, consumers are expected to spend more, but as of year-end, that was not the case. Since consumer discretionary stocks have high growth potential in an economic turnaround, it is not surprising that the subadvisers invested in this sector.

Allocations to emerging markets countries, which are not in the Index, mitigated the negative returns. Specifically, allocations to China, South Africa, Indonesia, Philippines, and India all significantly enhanced the Portfolio’s returns as emerging markets rebounded following a poor 2013. All three subadvisers routinely invest in emerging markets stocks, as they have found significant growth opportunities there.

In addition, allocations to various economic sectors also contributed to the Portfolio’s relative performance. International technology and health care stocks benefited, while the drop in oil prices led to declines in materials and energy prices. All three subadvisers are looking for companies with higher growth rates and strong balance sheets, so they were overweight in the technology sector and underweight in energy companies, which tend to have lower growth rates and more leveraged balance sheets.

From a country perspective, both William Blair and Jennison showed strong stock selection in Japan and China, also helping returns.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

1

The Prudential Series Fund, SP International Value Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-6.04%	4.90%	5.02%
MSCI EAFE® Index (GD)	-4.48	5.81	4.91

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the SP International Value Portfolio returned -6.04%.

The net assets of the Portfolio at December 31, 2014 were $83.3 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadvisers are LSV Asset Management (LSV) and Lazard Asset Management, LLC. Thornburg Investment Management subadvised the Portfolio until its replacement by Lazard Asset Management, LLC in November.

The MSCI EAFE Index (GD) (the “Index”) fell by 4.48%. International investors in the value style had a more difficult time outperforming the Index than did international growth managers. The period was shaped by the steep fall in oil prices and the strengthening U.S. dollar, which had a negative impact on emerging economies, as well as by the increasing divergence in monetary policies among various countries’ central banks. In addition to the setbacks in the energy sector (which fell 18%), the Index’s slide was dominated by its financials sector; it makes up a quarter of the Index by capitalization and fell more than five percentage points. Most value managers were overweight in these sectors.

The Portfolio’s underperformance of the Index was largely due to mixed stock selection results. Its strength in the industrials sector was shown particularly by outperforming the Index in road & rail and airlines stocks. Gains in health care were largely driven by holdings in the pharmaceuticals industry. Conversely, the Portfolio’s relative performance was hindered by its stock selection in the consumer discretionary, consumer staples, materials, and utilities sectors. From a regional perspective, holdings in Western Europe, notably France, Germany, and the United Kingdom also detracted from relative performance.

A small, yet consistent, allocation to cash, held to assist with day-to-day cash flow management, had a slight negative impact on performance during the period.

From time-to-time, Thornburg would use currency forwards (a form of a derivative security) as a tool to hedge some of the currency risk from investing in non-U.S. stocks. This intermittent hedging strategy is not expected to have a significant impact on the performance of the overall Portfolio. Overall for 2014, foreign exchange hedging had a positive effect on the Portfolio.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

2

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	9.51%	15.15%	10.69%
Portfolio: Class II	9.15	14.68	10.28
Russell Midcap® Growth Index	11.90	16.94	9.43
S&P Midcap 400 Index	9.77	16.54	9.71

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2014, the SP Prudential U.S. Emerging Growth Portfolio Class I returned 9.51% and Class II returned 9.15%.

The net assets of the Portfolio at December 31, 2014 were $250.0 million.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio’s subadviser is Jennison Associates LLC.

The Portfolio underperformed its benchmark, the Russell Midcap Growth Index (the Index), which advanced 11.90%. Stock selection in the energy and materials sectors detracted the most from relative results.

Energy names dominated the Portfolio’s largest detractors, including Noble Energy (NBL), Denbury Resources, Laredo Petroleum, and Whiting Petroleum. Laredo and Whiting were hurt primarily by their higher degree of financial leverage. Company-specific issues affected shares of exploration and production companies Denbury Resources and NBL. Denbury Resources reported disappointing production growth and lowered guidance for the year, as well as delayed plans for the formation of a master limited partnership. The Portfolio no longer holds a position in Denbury Resources. In addition to suffering the effects of the collapse in oil prices, Noble Energy has experienced delays with an agreement that, if signed, could lessen some of the seasonal swings experienced in NBL’s Israel gas production. This would likely help pricing given that Noble’s export agreements are higher than domestic prices. The Portfolio maintains a position in the stock.

The Portfolio’s investment process has not changed with the recent volatility in the energy sector. Jennison has met individually with the energy companies owned by the Portfolio, or have identified as potential candidates, in an attempt to identify the best long-term opportunities. The Portfolio’s current energy exposure is neutral to the Index and production cuts are being closely monitored.

Stock selection in consumer discretionary and information technology drove absolute and relative gain. Electronic Arts, F5 Networks, and Red Hat were standouts in information technology. Electronic Arts is moving faster than expected into digital downloads, which, in Jennison’s opinion, should drive future revenue growth.

Dollar Tree, O’Reilly Automotive, and L Brands led performance in the consumer discretionary sector. Consumer discretionary lagged over the last few quarters and the Portfolio benefited from a rebound in several companies, especially in retail, toward the end of the year. Within consumer discretionary, the Portfolio remains underweight relative to the Index, although less so than for most of 2014. Jennison believes the favorable U.S. economic outlook and lower energy prices are supportive of a number of key holdings in retailing, but the Portfolio’s underweight is largely due to under-exposure to media, where threats continue from the shift in user viewing habits and advertising spending away from traditional broadcast/cable TV.

United Continental holdings also performed well as airlines significantly outperformed the industrials sector and the overall market. Earnings, revenue, and guidance were solid as cost cuts and higher pricing took hold. United further announced a share buyback and appears on track to achieve several key revenue initiatives, including improvements to capacity management on Asian flights.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and Prudential Financial company.

3

The Prudential Series Fund, SP Small Cap Value Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.94%	15.50%	8.00%
Russell 2000® Value Index	4.22	14.26	6.89
Russell 2500™ Index	7.07	16.36	8.72

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell 2000® Value and Russell 2500TM Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the SP Small Cap Value Portfolio returned 4.94%.

The net assets of the Portfolio at December 31, 2014 were $217.1 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s subadvisers are Goldman Sachs Asset Management, L.P. (Goldman) and ClearBridge Advisors, LLC (ClearBridge).

The Russell 2000 Value Index (the Index) rose 4.22%. In the U.S. market, large cap stocks substantially outperformed shares of smaller firms, in part because small caps began the year with higher prices (valuations). Among Russell small cap indexes, value shares slightly trailed growth. In an improving economy small cap and growth stocks often lead, but this was dampened by the relatively high valuations of smaller firms at the start of the period and by continuing uncertainty about future growth. About 40% of the Index comprises the financials sector, which outperformed and posted a respectable annual return. However, the Index was constrained by the sharply negative return of its energy sector, driven by the precipitous fall in the prices of carbon fuels, and by smaller declines in health care and materials.

Good broad-based stock selection within sectors was the main reason for the Portfolio’s relative outperformance in 2014. Stocks that contributed the most to the year’s gains were in the industrials (especially commercial services and supplies), consumer staples, and technology sectors. Sector allocation, however, detracted from relative results as the Portfolio’s underexposure to utilities and REITs (Real Estate Investment Trusts) served as a headwind, as investors moved to these investments because of their historically higher income in the form of interest and dividends.

The Portfolio also benefited from an overweight compared with the Index in the larger companies within its universe, those with a weighted-average market capitalization above $1.5 billion. Investors substantially preferred the relative safety and liquidity of these shares over the smaller end of the capitalization range.

Of the two subadvisers, ClearBridge trailed the Index, especially in the fourth quarter. While stock selection was a modest advantage for ClearBridge in 2014, its large underweights in REITs and utilities hurt its relative performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 2500 Index is an unmanaged market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

4

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2014

SP International Growth
Five Largest Holdings	(% of Net Assets	)
Tencent Holdings Ltd.	2.4%
Continental AG	2.2%
St. James's Place PLC	2.1%
Alibaba Group Holding Ltd., ADR	1.9%
Bayer AG.	1.9%

SP International Value
Five Largest Holdings	(% of Net Assets	)
Novartis AG	2.1%
Royal Dutch Shell PLC (Class B Stock)	1.7%
KDDI Corp.	1.6%
Lloyds Banking Group PLC	1.3%
Sumitomo Mitsui Financial Group, Inc.	1.3%

SP Prudential U.S. Emerging Growth
Five Largest Holdings	(% of Net Assets	)
SBA Communications Corp. (Class A Stock)	2.7%
Dollar Tree, Inc., Multiline Retail	2.3%
Crown Castle Intl Corp, Real Estate Investment Trusts (REITs)	2.1%
Red Hat, Inc., Software	2.0%
Vantiv, Inc., IT Services	1.9%

SP Small Cap Value
Five Largest Holdings	(% of Net Assets	)
Pebblebrook Hotel Trust	1.5%
iShares Russell 2000 Value Index Fund	1.4%
Wintrust Financial Corp.	1.4%
SVB Financial Group	1.3%
Iberiabank Corp.	1.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2014

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
SP International Growth (Class I)	Actual	$1,000.00	$944.40	1.23%	$6.03
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
SP International Growth (Class II)	Actual	$1,000.00	$943.40	1.63%	$7.98
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
SP International Value (Class I)	Actual	$1,000.00	$920.00	1.46%	$7.07
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43
SP Prudential U.S. Emerging Growth (Class I)	Actual	$1,000.00	$1,054.20	0.69%	$3.57
	Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52
SP Prudential U.S. Emerging Growth (Class II)	Actual	$1,000.00	$1,052.00	1.09%	$5.64
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55
SP Small Cap Value (Class I)	Actual	$1,000.00	$999.50	1.02%	$5.14
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2014, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 97.6%	Shares	Value (Note 2)
Australia — 0.5%
Brambles Ltd.	32,575	$280,609
Insurance Australia Group Ltd.	23,200	117,798

		398,407

Austria — 0.4%
Andritz AG	5,360	294,673

Belgium — 0.2%
Colruyt SA	4,410	205,019

Brazil — 1.3%
Cielo SA	32,804	514,236
Estacio Participacoes SA	42,034	376,665
Kroton Educacional SA	23,200	135,279

		1,026,180

Canada — 4.9%
Alimentation Couche-Tard, Inc. (Class B Stock)	21,311	893,125
Bank of Nova Scotia (The)	2,208	126,022
Brookfield Asset Management, Inc. (Class A Stock)	8,293	415,728
Canadian Pacific Railway Ltd.	7,626	1,469,454
Cenovus Energy, Inc.	6,904	142,442
CI Financial Corp.	6,780	188,437
Home Capital Group, Inc.	1,900	78,482
Shawcor Ltd.	6,045	220,613
Suncor Energy, Inc.	15,365	488,009

		4,022,312

China — 8.1%
Alibaba Group Holding Ltd., ADR*(a)	14,879	1,546,523
Baidu, Inc., ADR*	4,841	1,103,603
China Overseas Land & Investment Ltd.	60,000	177,494
Lenovo Group Ltd.	192,000	250,678
NetEase, Inc., ADR	1,753	173,792
PICC Property & Casualty Co. Ltd. (Class H Stock)	167,000	322,264
Tencent Holdings Ltd.	137,070	1,983,256
Vipshop Holdings Ltd., ADS*(a)	52,440	1,024,678

		6,582,288

Denmark — 2.5%
Coloplast A/S (Class B Stock)	3,565	298,335
Jyske Bank A/S*	6,047	305,654
Novo Nordisk A/S (Class B Stock)	33,001	1,395,935

		1,999,924

Finland — 0.4%
Sampo OYJ (Class A Stock)	6,535	305,933

France — 5.1%
Arkema SA	3,257	215,408
BNP Paribas SA	4,415	260,636
Cap Gemini SA	4,881	349,076
Dassault Systemes SA	12,275	748,536
Pernod Ricard SA	2,270	252,283
Publicis Groupe SA	4,790	343,518
Rexel SA	18,995	340,318
Sanofi	4,510	411,180
Schneider Electric SE	4,680	340,842

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Sodexo	4,580	$448,311
Total SA	5,145	263,589
Valeo SA	1,486	184,904

		4,158,601

Germany — 7.5%
Bayer AG	11,214	1,528,567
Bayerische Motoren Werke AG	2,576	277,998
Brenntag AG	6,585	368,169
Continental AG	8,510	1,794,958
Deutsche Boerse AG	4,595	326,530
KUKA AG	2,926	206,963
Linde AG	1,875	345,380
Rational AG	377	118,128
SAP SE, ADR(a)	4,880	339,892
Wirecard AG	18,466	805,196

		6,111,781

Hong Kong — 0.7%
AIA Group Ltd.	53,600	295,629
Jardine Matheson Holdings Ltd.	4,532	276,679

		572,308

India — 1.0%
HDFC Bank Ltd., ADR	9,200	466,900
Tata Motors Ltd., ADR	7,374	311,773

		778,673

Indonesia — 1.1%
Bank Mandiri Persero Tbk PT	220,912	192,114
Bank Rakyat Indonesia Persero Tbk PT	346,800	325,985
Tower Bersama Infrastructure Tbk PT	205,203	160,493
Tower Bersama Infrastructure Tbk PT, 144A(g)	256,930	200,949

		879,541

Ireland — 2.0%
DCC PLC	1,600	88,085
Ryanair Holdings PLC, ADR*	4,320	307,886
Shire PLC	17,357	1,230,615

		1,626,586

Israel — 2.1%
Bezeq Israeli Telecommunication Corp. Ltd.	229,594	407,258
Check Point Software Technologies Ltd.*(a)	11,531	905,991
Teva Pharmaceutical Industries Ltd., ADR	7,291	419,305

		1,732,554

Italy — 4.2%
Anima Holding SpA*	44,807	225,415
Anima Holding SpA, 144A*(g)	43,922	220,962
Azimut Holding SpA	44,547	967,760
Brembo SpA	10,742	360,037
Brunello Cucinelli SpA(a)	15,228	340,137
Intesa Sanpaolo SpA	122,333	354,877
Luxottica Group SpA	17,591	964,321

		3,433,509

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan — 17.2%
Astellas Pharma, Inc.	24,000	$334,130
Daikin Industries Ltd.	5,300	339,858
Daito Trust Construction Co. Ltd.	1,400	158,813
FANUC Corp.	8,995	1,483,099
Fuji Heavy Industries Ltd.	38,996	1,379,912
Hoya Corp.	7,100	240,156
Kansai Paint Co. Ltd.	33,600	520,530
Kao Corp.	7,200	283,929
Keyence Corp.	1,400	623,833
Minebea Co. Ltd.	53,843	795,148
Miraca Holdings, Inc.	6,000	258,113
Murata Manufacturing Co. Ltd.	11,666	1,273,006
Nidec Corp.	10,093	651,863
Nihon Kohden Corp.	4,200	206,961
Nitori Holdings Co. Ltd.	3,000	161,186
Ono Pharmaceutical Co. Ltd.	6,472	573,002
ORIX Corp.	22,400	281,855
Pigeon Corp.	14,545	848,062
Recruit Holdings Co. Ltd.*	1,800	51,695
Santen Pharmaceutical Co. Ltd.	4,700	253,023
Secom Co. Ltd.	3,900	224,073
SMC Corp.	3,000	786,672
SoftBank Corp.	5,300	315,473
Sugi Holdings Co. Ltd.	4,700	191,852
Sumitomo Mitsui Financial Group, Inc.	8,500	307,298
Sundrug Co. Ltd.	3,300	134,898
Toyota Motor Corp.	8,500	529,698
Unicharm Corp.	32,950	789,782

		13,997,920

Macau — 0.2%
MGM China Holdings Ltd.	73,600	185,834

Mexico — 0.5%
Alsea SAB de CV*	117,779	325,466
Alsea SAB de CV, 144A*(g)	20,763	57,376

		382,842

Netherlands — 1.9%
Akzo Nobel NV	5,407	374,111
ASML Holding NV	4,860	525,112
Koninklijke Ahold NV	17,255	306,672
NXP Semiconductors NV*	2,552	194,973
Royal Dutch Shell PLC (Class A Stock)	5,015	167,146

		1,568,014

Norway — 0.4%
DnB ASA	11,155	164,543
Telenor ASA	9,528	192,738

		357,281

Philippines — 0.9%
Universal Robina Corp.	162,333	707,753

Singapore — 0.2%
United Overseas Bank Ltd.	10,400	191,922

South Africa — 2.0%
Aspen Pharmacare Holdings Ltd.*	29,951	1,044,873
Aspen Pharmacare Holdings Ltd., 144A*(g)	2,865	99,949

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Bidvest Group Ltd. (The)	8,331	$217,805
Discovery Ltd.	28,690	274,693

		1,637,320

South Korea — 1.7%
NAVER Corp.*	1,484	950,406
Samsung Electronics Co. Ltd.	395	474,886

		1,425,292

Spain — 2.0%
Amadeus IT Holding SA (Class A Stock)	6,000	238,965
Inditex SA	48,177	1,374,271

		1,613,236

Sweden — 2.8%
Assa Abloy AB (Class B Stock)	15,664	827,318
Atlas Copco AB (Class A Stock)	10,204	283,933
Hexagon AB (Class B Stock)	16,413	506,333
Nordea Bank AB	23,045	266,764
Telefonaktiebolaget LM Ericsson (Class B Stock)	33,150	401,384

		2,285,732

Switzerland — 7.2%
Actelion Ltd.*	2,290	263,627
Adecco SA*	2,127	146,209
Cie Financiere Richemont SA	1,470	130,328
Geberit AG	941	318,343
Givaudan SA*	313	561,477
Julius Baer Group Ltd.*	5,690	259,794
Novartis AG	13,525	1,254,356
Partners Group Holding AG	2,037	592,639
Roche Holding AG	4,913	1,331,139
SGS SA	235	479,863
Sika AG	10	29,500
Sonova Holding AG	1,840	270,315
UBS Group AG*	14,490	249,079

		5,886,669

Taiwan — 0.2%
MediaTek, Inc.	12,000	174,449

Thailand — 1.7%
CP ALL PCL	442,910	572,148
Home Product Center PCL	2,125,222	532,920
Minor International PCL	258,931	255,783

		1,360,851

United Kingdom — 13.6%
Amlin PLC	57,179	424,144
ARM Holdings PLC	64,426	989,739
Ashtead Group PLC	51,540	915,347
AstraZeneca PLC	2,976	210,198
Barclays PLC	85,365	320,916
BG Group PLC	10,993	147,105
BTG PLC*	40,721	502,614
Bunzl PLC	18,642	509,621
Burberry Group PLC	40,384	1,024,614
Compass Group PLC	27,886	476,653
Howden Joinery Group PLC	48,030	299,647

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
InterContinental Hotels Group PLC	6,329	$254,656
Just Eat PLC*	30,796	148,652
Just Eat PLC, 144A*(g)	74,390	359,080
Prudential PLC	16,240	375,461
Reckitt Benckiser Group PLC	1,169	94,682
Reed Elsevier PLC	52,156	890,929
SABMiller PLC	4,785	249,448
Spectris PLC	4,300	140,431
St. James’s Place PLC	137,198	1,729,918
TalkTalk Telecom Group PLC	81,685	384,457
Travis Perkins PLC	11,385	327,707
Wolseley PLC	295	16,866
WPP PLC	12,958	269,419

		11,062,304

United States — 3.1%
AON PLC	4,660	441,908
Jazz Pharmaceuticals PLC*	7,239	1,185,241
Nielsen NV(a)	8,720	390,046
Stratasys Ltd.*(a)	6,320	525,255

		2,542,450

TOTAL COMMON STOCKS (cost $70,094,958)		79,508,158

PREFERRED STOCKS — 0.9%
Germany
Henkel AG & Co. KGaA (PRFC)	3,490	375,937
Volkswagen AG (PRFC)	1,420	315,603

TOTAL PREFERRED STOCKS (cost $653,127)		691,540

	Units
WARRANTS*
Thailand
Minor International PCL(g) (cost $ — )	13,111	1,937

TOTAL LONG-TERM INVESTMENTS (cost $70,748,085)		80,201,635

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 5.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $4,753,274; includes $3,358,338 of cash collateral for securities on loan) (Note 4)(b)(w)	4,753,274	$4,753,274

TOTAL INVESTMENTS — 104.3% (cost $75,501,359)		84,954,909
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.3)%		(3,514,770)

NET ASSETS — 100.0%		$81,440,139

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,256,716; cash collateral of $3,358,338 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security or securities that has been deemed illiquid.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$398,407	$—
Austria	—	294,673	—
Belgium	—	205,019	—
Brazil	1,026,180	—	—
Canada	4,022,312	—	—
China	3,848,596	2,733,692	—
Denmark	—	1,999,924	—
Finland	—	305,933	—
France	—	4,158,601	—
Germany	339,892	5,771,889	—
Hong Kong	276,679	295,629	—
India	778,673	—	—
Indonesia	—	879,541	—
Ireland	307,886	1,318,700	—
Israel	1,325,296	407,258	—
Italy	—	3,433,509	—
Japan	51,695	13,946,225	—
Macau	—	185,834	—
Mexico	325,466	57,376	—
Netherlands	194,973	1,373,041	—
Norway	—	357,281	—
Philippines	—	707,753	—
Singapore	—	191,922	—
South Africa	—	1,637,320	—
South Korea	—	1,425,292	—
Spain	—	1,613,236	—
Sweden	—	2,285,732	—
Switzerland	249,079	5,637,590	—
Taiwan	—	174,449	—
Thailand	1,360,851	—	—
United Kingdom	148,652	10,913,652	—
United States	2,542,450	—	—
Preferred Stocks
Germany	—	691,540	—
Warrants
Thailand	—	1,937	—
Affiliated Money Market Mutual Fund	4,753,274	—	—

Total	$21,551,954	$63,402,955	$—

Fair Value of Level 2 investments at 12/31/13 was $78,768,941. An amount of $930,898 was transferred from Level 1 into Level 2 at 12/31/14 as a result of fair valuing such foreign securities using third party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the fund normally values its securities and the earlier closing of foreign markets. It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (unaudited):

Pharmaceuticals	14.5%
Internet Software & Services	7.6
Affiliated Money Market Mutual Fund (including 4.1% of collateral for securities on loan)	5.8
Insurance	5.2
Machinery	5.0
Banks	3.9
Electronic Equipment, Instruments & Components	3.5
Automobiles	3.4
Capital Markets	3.3
Textiles, Apparel & Luxury Goods	3.1
Trading Companies & Distributors	3.0
Specialty Retail	3.0
Auto Components	2.8
Food & Staples Retailing	2.8
Household Products	2.6
Chemicals	2.5
Hotels, Restaurants & Leisure	2.5
Software	2.4
IT Services	2.4
Semiconductors & Semiconductor Equipment	2.2
Media	1.8
Building Products	1.8
Road & Rail	1.8
Technology Hardware, Storage & Peripherals	1.5

Oil, Gas & Consumable Fuels	1.5%
Professional Services	1.4
Internet & Catalog Retail	1.3
Electrical Equipment	1.2
Diversified Telecommunication Services	1.2
Health Care Equipment & Supplies	1.0
Real Estate Management & Development	0.9
Food Products	0.9
Wireless Telecommunication Services	0.9
Diversified Financial Services	0.7
Industrial Conglomerates	0.7
Diversified Consumer Services	0.7
Commercial Services & Supplies	0.7
Beverages	0.6
Communications Equipment	0.5
Airlines	0.4
Personal Products	0.3
Biotechnology	0.3
Health Care Providers & Services	0.3
Energy Equipment & Services	0.3
Thrifts & Mortgage Finance	0.1

104.3
Liabilities in excess of other assets	(4.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$1,937	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$1,201	$1,201
Equity contracts	16,228	—	16,228

Total	$16,228	$1,201	$17,429

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Forward Currency Contracts(4)	Total
Foreign exchange contracts	$—	$514	$514
Equity contracts	1,937	—	1,937

Total	$1,937	$514	$2,451

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $3,256,716:
Unaffiliated investments (cost $70,748,085)	$80,201,635
Affiliated investments (cost $4,753,274)	4,753,274
Foreign currency, at value (cost $5,900)	5,696
Tax reclaim receivable	400,385
Receivable for investments sold	342,662
Receivable for Series shares sold	27,084
Dividends receivable	2,401
Prepaid expenses	876

Total assets	85,734,013

LIABILITIES
Payable to broker for collateral for securities on loan	3,358,338
Payable for investments purchased	733,535
Accrued expenses	135,438
Management fee payable	58,752
Payable for Series shares reacquired	4,114
Distribution fee payable	1,501
Administration fee payable	1,270
Affiliated transfer agent fee payable	926

Total liabilities	4,293,874

NET ASSETS	$81,440,139

Net assets were comprised of:
Paid-in capital	$104,448,493
Retained earnings	(23,008,354)

Net assets, December 31, 2014	$81,440,139

Class I:
Net asset value and redemption price per share, $74,490,384 / 12,543,631 outstanding shares of beneficial interest	$5.94

Class II:
Net asset value and redemption price per share, $6,949,755 / 1,192,572 outstanding shares of beneficial interest	$5.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of $173,666 foreign withholding tax)	$1,560,170
Affiliated income from securities lending, net	10,191
Affiliated dividend income	1,876

Total income	1,572,237

EXPENSES
Management fee	748,917
Distribution fee—Class II	19,838
Administration fee—Class II	11,903
Custodian’s fees and expenses	190,000
Reports to shareholders	59,000
Audit fee	28,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	11,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	5,000
Insurance fees	1,000
Loan interest expense	144
Miscellaneous	33,756

Total expenses	1,129,558
Less: Management fee waiver	(10,770)

Net expenses	1,118,788

NET INVESTMENT INCOME	453,449

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,373,765
Foreign currency transactions	(39,606)

4,334,159

Net change in unrealized appreciation (depreciation) on:
Investments	(10,089,790)
Foreign currencies	(47,859)

(10,137,649)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(5,803,490)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,350,041)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$453,449	$300,660
Net realized gain on investment and foreign currency transactions	4,334,159	10,287,070
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,137,649)	5,250,619

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,350,041)	15,838,349

SERIES SHARE TRANSACTIONS (NOTE 7)
Series shares sold	4,090,920	6,792,290
Series shares repurchased	(13,294,205)	(16,145,802)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(9,203,285)	(9,353,512)

TOTAL INCREASE (DECREASE)	(14,553,326)	6,484,837
NET ASSETS:
Beginning of year	95,993,465	89,508,628

End of year	$81,440,139	$95,993,465

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS	Shares	Value (Note 2)
Australia — 4.6%
Ansell Ltd.	16,315	$298,509
Arrium Ltd.	539,200	93,303
Ausdrill Ltd.	62,500	19,880
Australia & New Zealand Banking Group Ltd.	7,900	205,558
Bendigo & Adelaide Bank Ltd.	32,600	338,973
Caltex Australia Ltd.	12,062	334,685
Challenger Ltd.	60,800	321,178
Downer EDI Ltd.	65,200	249,162
Fortescue Metals Group Ltd.	50,000	109,782
Independence Group NL	70,900	253,884
Lend Lease Group	28,600	380,920
Mineral Resources Ltd.	25,100	153,604
National Australia Bank Ltd.	14,800	403,600
Pacific Brands Ltd.	311,300	136,859
Primary Health Care Ltd.	35,100	134,302
Toll Holdings Ltd.	82,500	392,990

		3,827,189

Austria — 0.9%
OMV AG	8,300	220,393
UNIQA Insurance Group AG	24,414	229,126
Voestalpine AG	6,500	256,836

		706,355

Belgium — 2.3%
AGFA-Gevaert NV*	84,400	213,448
Anheuser-Busch InBev NV	8,298	933,871
bpost SA	11,100	278,839
Delhaize Group SA	6,400	466,083

		1,892,241

Brazil — 0.3%
Estacio Participacoes SA	24,902	223,146

Canada — 1.1%
MacDonald, Dettwiler & Associates Ltd.	5,652	461,919
Rogers Communications, Inc. (Class B Stock)	12,164	472,928

		934,847

Denmark — 0.8%
A.P. Moeller-Maersk A/S (Class B Stock)	100	198,895
Carlsberg A/S (Class B Stock)	3,165	243,071
TDC A/S	33,100	252,451

		694,417

Finland — 1.2%
Sampo OYJ (Class A Stock)	13,195	617,718
Tieto OYJ	13,600	352,444

		970,162

France — 8.0%
Airbus Group NV	7,746	382,948
Alstom SA*	11,700	377,357
AXA SA	10,900	251,170
BNP Paribas SA	14,374	848,558
Cap Gemini SA	7,263	519,430
Cie Generale des Etablissements Michelin	3,800	343,014

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
CNP Assurances	7,300	$129,416
Credit Agricole SA	16,000	206,537
Electricite de France SA	22,500	619,390
Renault SA	3,400	247,644
Sanofi	3,500	319,097
SCOR SE	6,700	203,013
Societe Generale SA	3,200	133,921
Thales SA	8,700	470,734
Total SA	9,600	491,829
Valeo SA	6,165	767,114
Vinci SA	6,038	329,691

		6,640,863

Germany — 7.8%
Allianz SE	2,900	480,317
BASF SE	5,900	494,899
Bayer AG	7,090	966,429
Bayerische Motoren Werke AG	2,707	292,135
Continental AG	1,100	232,016
Daimler AG	10,900	905,291
Deutsche Bank AG	9,300	278,483
E.ON SE	12,200	208,519
Freenet AG	13,900	395,210
Hannover Rueck SE	4,200	378,889
Merck KGaA	3,700	348,202
Muenchener Rueckversicherungs-Gesellshaft AG	2,000	398,276
Rheinmetall AG	4,000	174,157
RTL Group SA	2,154	205,398
Stada Arzneimittel AG	4,800	145,646
Volkswagen AG	1,600	346,887
Wincor Nixdorf AG	5,700	275,266

		6,526,020

Greece — 0.3%
Hellenic Telecommunications Organization SA*	8,374	91,568
Piraeus Bank SA*	167,572	182,341

		273,909

Hong Kong — 1.6%
Cheung Kong Holdings Ltd.	8,000	133,975
China Resources Cement Holdings Ltd.	407,000	262,298
First Pacific Co. Ltd.	134,000	132,325
Huabao International Holdings Ltd.	469,000	382,206
Kingboard Chemical Holdings Ltd.	102,000	171,270
Skyworth Digital Holdings Ltd.	472,000	255,427

		1,337,501

Ireland — 2.3%
C&C Group PLC	57,500	251,872
James Hardie Industries PLC, CDI	25,857	276,030
Permanent TSB Group Holdings PLC*	45,500	3,414
Ryanair Holdings PLC, ADR*	5,610	399,825
Shire PLC	7,553	535,509
Smurfit Kappa Group PLC	18,700	420,535

		1,887,185

SEE NOTES TO FINANCIAL STATEMENTS.

A7

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Israel — 1.9%
Bank Hapoalim BM	26,000	$122,255
Elbit Systems Ltd.	3,300	201,130
Teva Pharmaceutical Industries Ltd., ADR	17,114	984,226
Teva Pharmaceutical Industries Ltd.	5,400	309,555

		1,617,166

Italy — 1.8%
Atlantia SpA	20,690	480,877
Azimut Holding SpA	12,370	268,732
Enel SpA	88,200	393,154
Eni SpA	18,400	322,304

		1,465,067

Japan — 19.7%
AEON Financial Service Co. Ltd.	9,400	185,659
Anritsu Corp.	26,000	180,871
Aoyama Trading Co. Ltd.	14,700	321,194
Aozora Bank Ltd.	46,000	142,395
Asics Corp.	8,400	202,233
Central Glass Co. Ltd.	56,000	203,093
Daikin Industries Ltd.	9,800	628,416
Daiwa House Industry Co. Ltd.	37,400	706,533
Don Quijote Holdings Co. Ltd.	10,600	728,718
Fukuoka Financial Group, Inc.	25,300	130,433
Fuyo General Lease Co. Ltd.	3,400	117,388
Hogy Medical Co. Ltd.	2,800	127,694
Japan Tobacco, Inc.	12,700	349,539
KDDI Corp.	21,500	1,350,717
Keihin Corp.	11,700	173,659
Keiyo Bank Ltd. (The)	55,000	306,931
KYORIN Holdings, Inc.	15,300	283,528
Kyowa Exeo Corp.	28,200	300,744
Makita Corp.	5,300	238,828
Marubeni Corp.	42,000	251,302
Medipal Holdings Corp.	12,500	145,996
Miraca Holdings, Inc.	3,100	133,359
Mitsubishi Corp.	8,900	162,871
Mitsubishi UFJ Financial Group, Inc.	94,000	516,458
Mitsui & Co. Ltd.	30,900	413,848
Mizuho Financial Group, Inc.	258,400	433,157
Nichirei Corp.	46,800	211,782
Nikkiso Co. Ltd.	15,700	145,261
Nippon Telegraph & Telephone Corp.	11,100	567,017
Nissan Motor Co. Ltd.	41,500	361,953
NTT DoCoMo, Inc.	20,600	299,999
Otsuka Holdings Co. Ltd.	5,900	176,889
Paramount Bed Holdings Co. Ltd.	4,800	126,522
Resona Holdings, Inc.	110,400	557,686
Sankyu, Inc.	30,000	121,768
Seino Holdings Co. Ltd.	13,000	131,035
Seven & I Holdings Co. Ltd.	13,500	485,613
Shimachu Co. Ltd.	6,300	152,688
Sky Perfect JSAT Holdings, Inc.	25,400	149,882
SoftBank Corp.	9,300	553,567
Sumitomo Corp.	38,400	394,394
Sumitomo Mitsui Financial Group, Inc.	28,800	1,041,198

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Suzuken Co. Ltd.	9,600	$265,184
Toagosei Co. Ltd.	82,000	325,278
Toho Holdings Co. Ltd.	7,400	107,749
Tokai Rika Co. Ltd.	11,300	237,199
Toppan Forms Co. Ltd.	31,400	315,169
Tsumura & Co.	6,400	141,524
United Arrows Ltd.	8,700	242,966
West Japan Railway Co.	3,100	146,563
Yokohama Rubber Co. Ltd. (The)	46,700	425,219

		16,419,669

Liechtenstein — 0.2%
VP Bank AG	2,300	196,641

Netherlands — 5.5%
Aegon NV	17,300	130,027
ING Groep NV, CVA*	21,400	276,481
Koninklijke Ahold NV	29,900	531,410
Koninklijke KPN NV*	97,612	308,196
NXP Semiconductor NV*	5,635	431,730
Royal Dutch Shell PLC (Class A Stock)	31,026	1,035,429
Royal Dutch Shell PLC (Class B Stock)	40,400	1,395,865
Wolters Kluwer NV	16,126	492,090

		4,601,228

New Zealand — 0.4%
Air New Zealand Ltd.	191,700	368,211

Norway — 1.2%
DNB ASA	13,600	200,609
Marine Harvest ASA	28,500	391,317
Statoil ASA	11,100	195,436
Yara International ASA	5,600	249,381

		1,036,743

Philippines — 0.5%
Alliance Global Group, Inc.	753,900	376,600

Singapore — 0.8%
DBS Group Holdings Ltd.	41,000	634,734

South Africa — 0.3%
Mondi PLC	16,900	274,549

Spain — 1.8%
Banco Santander SA	43,300	363,423
Gas Natural SDG SA	4,600	115,555
Mediaset Espana Comunicacion SA*	29,578	371,857
Red Electrica Corp. SA	3,982	351,020
Repsol SA	17,100	320,127

		1,521,982

Sweden — 3.7%
Assa Abloy AB (Class B Stock)	11,018	581,932
Boliden AB	11,800	188,621
Nordea Bank AB	28,700	332,225
Oriflame Cosmetics SA, SDR	6,300	87,291
Securitas AB (Class B Stock)	34,700	419,790
Swedbank AB (Class A Stock)	28,270	701,405
Telefonaktiebolaget LM Ericsson (Class B Stock)	32,700	395,935
TeliaSonera AB	62,800	403,764

		3,110,963

SEE NOTES TO FINANCIAL STATEMENTS.

A8

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland — 7.4%
Baloise Holding AG	3,200	$408,997
Cembra Money Bank AG	3,500	192,373
Credit Suisse Group AG*	24,400	612,959
GAM Holding AG*	13,214	237,561
Georg Fischer AG*	500	315,465
Glencore PLC*	107,590	496,618
Helvetia Holding AG	400	190,060
Lonza Group AG*	700	78,814
Novartis AG	18,483	1,714,178
Swatch Group AG (The)	733	325,640
Swiss Life Holding AG*	1,700	401,798
Swiss Re AG*	5,500	460,744
Zurich Insurance Group AG*	2,200	687,505

		6,122,712

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	24,846	556,054

Thailand — 0.3%
Krung Thai Bank PCL	390,100	269,157

Turkey — 0.4%
Turkcell Iletisim Hizmetleri A/S*	53,232	324,848

United Kingdom — 19.3%
3i Group PLC	40,000	278,912
Anglo American PLC	37,948	702,208
AstraZeneca PLC	6,100	430,848
Aviva PLC	38,300	287,763
BAE Systems PLC	74,600	545,566
Barclays PLC	87,400	328,566
Beazley PLC	54,900	244,412
Bellway PLC	9,500	284,921
BP PLC	116,500	739,494
British American Tobacco PLC	13,587	736,294
BT Group PLC	109,200	679,232
Carillion PLC	65,500	339,397
Centrica PLC	63,800	276,346
Dairy Crest Group PLC	40,400	312,930
Direct Line Insurance Group PLC	84,381	381,706
GlaxoSmithKline PLC	21,300	456,963
Home Retail Group PLC	49,500	159,526
HSBC Holdings PLC	51,500	486,664
Informa PLC	71,835	524,634
International Consolidated Airlines Group SA*	69,568	523,713

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
J Sainsbury PLC	83,800	$320,007
Legal & General Group PLC	4,800	18,534
Lloyds Banking Group PLC*	925,650	1,088,807
Marston’s PLC	59,800	133,309
Old Mutual PLC	83,400	245,794
Petrofac Ltd.	11,200	122,013
Provident Financial PLC	9,006	343,775
Prudential PLC	41,170	951,831
Reed Elsevier PLC	38,219	652,857
Rexam PLC	88,754	624,829
Rio Tinto Ltd.	3,700	173,459
Rolls-Royce Holdings PLC*	19,678	264,352
Taylor Wimpey PLC	209,789	447,568
Tesco PLC	103,300	301,192
Tullett Prebon PLC	57,600	253,892
Unilever PLC	9,901	402,260
Vesuvius PLC	40,500	280,108
William Hill PLC	56,053	314,968
WM Morrison Supermarkets PLC	146,400	417,719

		16,077,369

TOTAL LONG-TERM INVESTMENTS (cost $81,583,114)		80,887,528

SHORT-TERM INVESTMENT — 1.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,495,949) (Note 4)(a)	1,495,949	1,495,949

TOTAL INVESTMENTS — 98.9% (cost $83,079,063)		82,383,477
OTHER ASSETS IN EXCESS OF LIABILITIES —1.1%		877,399

NET ASSETS — 100.0%		$83,260,876

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$3,827,189	$—
Austria	—	706,355	—
Belgium	213,448	1,678,793	—
Brazil	223,146	—	—
Canada	934,847	—	—
Denmark	—	694,417	—
Finland	—	970,162	—
France	—	6,640,863	—
Germany	—	6,526,020	—
Greece	—	273,909	—
Hong Kong	—	1,337,501	—
Ireland	655,111	1,232,074	—
Israel	984,226	632,940	—
Italy	—	1,465,067	—
Japan	—	16,419,669	—
Liechtenstein	196,641	—	—
Netherlands	431,730	4,169,498	—
New Zealand	—	368,211	—
Norway	—	1,036,743	—
Philippines	—	376,600	—
Singapore	—	634,734	—
South Africa	—	274,549	—
Spain	—	1,521,982	—
Sweden	—	3,110,963	—
Switzerland	—	6,122,712	—
Taiwan	556,054	—	—
Thailand	269,157	—	—
Turkey	—	324,848	—
United Kingdom	—	16,077,369	—
Affiliated Money Market Mutual Fund	1,495,949	—	—

Total	$5,960,309	$76,423,168	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2014 was as follows (unaudited):

Banks	12.3%
Insurance	8.5
Pharmaceuticals	8.2
Oil, Gas & Consumable Fuels	6.1
Wireless Telecommunication Services	4.1
Food & Staples Retailing	3.0
Media	3.0
Aerospace & Defense	2.8
Diversified Telecommunication Services	2.8
Metals & Mining	2.7
Auto Components	2.6
Automobiles	2.6
Capital Markets	2.5
Affiliated Money Market Mutual Fund	1.8
Chemicals	1.7
Beverages	1.7
Building Products	1.7
Electric Utilities	1.6
Food Products	1.6
Airlines	1.6
Trading Companies & Distributors	1.5
Real Estate Management & Development	1.4

Commercial Services & Supplies	1.4%
Tobacco	1.3
Containers & Packaging	1.3
Construction & Engineering	1.2
Semiconductors & Semiconductor Equipment	1.2
Household Durables	1.2
IT Services	1.0
Machinery	1.0
Health Care Providers & Services	0.9
Multiline Retail	0.9
Specialty Retail	0.9
Consumer Finance	0.9
Health Care Equipment & Supplies	0.8
Air Freight & Logistics	0.8
Industrial Conglomerates	0.7
Diversified Financial Services	0.7
Construction Materials	0.6
Textiles, Apparel & Luxury Goods	0.6
Transportation Infrastructure	0.6
Multi-Utilities	0.6
Hotels, Restaurants & Leisure	0.5
Road & Rail	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Industry table (con’t.)
Communications Equipment	0.5%
Electrical Equipment	0.4
Electronic Equipment, Instruments & Components	0.4
Technology Hardware, Storage & Peripherals	0.3
Paper & Forest Products	0.3
Diversified Consumer Services	0.3
Health Care Technology	0.3
Marine	0.2
Internet & Catalog Retail	0.2

Distributors	0.2%
Energy Equipment & Services	0.1
Gas Utilities	0.1
Personal Products	0.1
Life Sciences Tools & Services	0.1

98.9
Other assets in excess of liabilities	1.1

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2014 accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$324,619	$324,619
Equity contracts	10,469	—	10,469

Total	$10,469	$324,619	$335,088

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Forward Currency Contracts(4)	Total
Foreign exchange contracts	$—	$(201,889)	$(201,889)
Equity contracts	(329)	—	(329)

Total	$(329)	$(201,889)	$(202,218)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2014, the Portfolio’s average value at settlement date for foreign currency exchange purchase and sale contracts was $3,588,934 and $10,948,699, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Unaffiliated investments (cost $81,583,114)	$80,887,528
Affiliated investments (cost $1,495,949)	1,495,949
Foreign currency, at value (cost $291,439)	285,746
Dividends receivable	759,186
Receivable for investments sold	275,970
Tax reclaim receivable	60,032
Receivable for Series shares sold	5,095
Prepaid expenses	1,213

Total assets	83,770,719

LIABILITIES
Payable for investments purchased	282,205
Accrued expenses	138,299
Management fee payable	64,493
Payable to custodian	23,047
Affiliated transfer agent fee payable	926
Payable for Series shares reacquired	873

Total liabilities	509,843

NET ASSETS	$83,260,876

Net assets were comprised of:
Paid-in capital	$81,757,191
Retained earnings	1,503,685

Net assets, December 31, 2014	$83,260,876

Class I:
Net asset value and redemption price per share, $83,260,876 / 11,151,436 outstanding shares of beneficial interest	$7.47

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of $349,830 foreign withholding tax)	$3,928,583
Affiliated dividend income	4,164

Total income	3,932,747

EXPENSES
Management fee	1,045,911
Custodian’s fees and expenses	240,000
Reports to shareholders	45,000
Audit fee	30,000
Commitment fee on syndicated credit agreement	19,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Trustees’ fees	11,000
Legal fees and expenses	9,000
Interest expense	8,019
Insurance fees	2,000
Miscellaneous	44,933

Total expenses	1,466,863

NET INVESTMENT INCOME	2,465,884

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	25,075,672
Foreign currency transactions	654,012

25,729,684

Net change in unrealized appreciation (depreciation) on:
Investments	(32,421,508)
Foreign currencies	(313,636)

(32,735,144)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(7,005,460)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,539,576)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$2,465,884	$2,169,272
Net realized gain on investment and foreign currency transactions	25,729,684	6,402,464
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(32,735,144)	16,001,291

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,539,576)	24,573,027

SERIES SHARE TRANSACTIONS
Series shares sold [787,399 and 872,737 shares, respectively]	6,161,658	6,158,434
Series shares repurchased [7,784,512 and 1,567,209 shares, respectively]	(62,618,227)	(11,229,049)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(56,456,569)	(5,070,615)

TOTAL INCREASE (DECREASE)	(60,996,145)	19,502,412
NET ASSETS:
Beginning of year	144,257,021	124,754,609

End of year	$83,260,876	$144,257,021

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS	Shares	Value (Note 2)
Airlines — 2.4%
Spirit Airlines, Inc.*	30,990	$2,342,224
United Continental Holdings, Inc.*	55,946	3,742,228

		6,084,452

Auto Components — 0.8%
Delphi Automotive PLC (United Kingdom)	28,167	2,048,304

Banks — 0.9%
First Republic Bank	40,956	2,134,627

Beverages — 0.9%
Constellation Brands, Inc. (Class A Stock)*	23,992	2,355,295

Biotechnology — 2.9%
BioMarin Pharmaceutical, Inc.*	24,834	2,244,994
Incyte Corp. Ltd.*	38,106	2,785,930
Vertex Pharmaceuticals, Inc.*	17,808	2,115,590

		7,146,514

Capital Markets — 0.5%
Artisan Partners Asset Management, Inc. (Class A Stock)	26,492	1,338,641

Chemicals — 3.5%
Airgas, Inc.	24,371	2,807,052
Albemarle Corp.(a)	6,076	365,350
Eastman Chemical Co.	32,925	2,497,691
FMC Corp.	53,480	3,049,964

		8,720,057

Commercial Services & Supplies — 2.2%
Copart, Inc.*	51,162	1,866,901
Stericycle, Inc.*	27,346	3,584,514

		5,451,415

Communications Equipment — 0.9%
F5 Networks, Inc.*	17,818	2,324,625

Construction & Engineering — 1.0%
Quanta Services, Inc.*	89,722	2,547,208

Consumer Finance — 0.8%
SLM Corp.	187,602	1,911,664

Electrical Equipment — 1.0%
AMETEK, Inc.	48,074	2,530,135

Electronic Equipment, Instruments & Components — 1.6%
Amphenol Corp. (Class A Stock)	74,008	3,982,370

Energy Equipment & Services — 0.9%
Cameron International Corp.*	45,806	2,288,010

Food & Staples Retailing — 1.7%
Kroger Co. (The)	38,743	2,487,688
Sprouts Farmers Market, Inc.*	47,985	1,630,530

		4,118,218

Food Products — 2.8%
Hain Celestial Group, Inc. (The)*	70,608	4,115,740
Keurig Green Mountain, Inc.	5,260	696,398
Mead Johnson Nutrition Co.	20,684	2,079,569

		6,891,707

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies — 1.7%
Align Technology, Inc.*	30,389	$1,699,049
Cooper Cos., Inc. (The)	15,100	2,447,559

		4,146,608

Health Care Providers & Services — 6.4%
Catamaran Corp.*	79,794	4,129,340
Centene Corp.*	25,284	2,625,743
Envision Healthcare Holdings, Inc.*	65,938	2,287,389
Henry Schein, Inc.*	30,984	4,218,472
Universal Health Services, Inc. (Class B Stock)	25,181	2,801,638

		16,062,582

Hotels, Restaurants & Leisure — 2.7%
Hilton Worldwide Holdings, Inc.*	47,510	1,239,536
Norwegian Cruise Line Holdings Ltd.*	38,791	1,813,867
Starwood Hotels & Resorts Worldwide, Inc.	46,095	3,736,922

		6,790,325

Household Products — 1.0%
Church & Dwight Co., Inc.	30,604	2,411,901

Independent Power & Renewable Electricity Producers — 0.5%
Abengoa Yield PLC (Spain)	48,973	1,337,942

Industrial Conglomerates — 1.8%
Roper Industries, Inc.	28,382	4,437,526

Insurance — 1.0%
W.R. Berkley Corp.	47,897	2,455,200

Internet & Catalog Retail — 0.9%
TripAdvisor, Inc.*(a)	14,632	1,092,425
Vipshop Holdings Ltd. (China), ADR*(a)	33,299	650,662
Wayfair, Inc. (Class A Stock)*(a)	25,770	511,535

		2,254,622

Internet Software & Services — 1.5%
LendingClub Corp.*(a)	5,368	135,811
LinkedIn Corp. (Class A Stock)*	11,390	2,616,397
Twitter, Inc.*	25,559	916,801

		3,669,009

IT Services — 2.5%
FleetCor Technologies, Inc.*	9,842	1,463,604
Vantiv, Inc. (Class A Stock)*	138,176	4,686,930

		6,150,534

Life Sciences Tools & Services — 0.8%
Illumina, Inc.*	11,079	2,044,962

Machinery — 3.2%
Flowserve Corp.	51,171	3,061,561
IDEX Corp.	29,878	2,325,703
Pall Corp.	26,852	2,717,691

		8,104,955

Metals & Mining — 0.9%
Reliance Steel & Aluminum Co.	35,826	2,195,059

Multiline Retail — 2.3%
Dollar Tree, Inc.*	82,920	5,835,910

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 4.2%
Concho Resources, Inc.*	34,642	$3,455,539
Laredo Petroleum, Inc.*	68,792	711,997
Marathon Petroleum Corp.	20,126	1,816,573
Noble Energy, Inc.	50,911	2,414,709
Whiting Petroleum Corp.*	64,654	2,133,582

		10,532,400

Pharmaceuticals — 3.9%
Endo International PLC*	29,968	2,161,292
Jazz Pharmaceuticals PLC*	11,295	1,849,331
Pacira Pharmaceuticals, Inc.*	13,311	1,180,153
Perrigo Co. PLC	20,632	3,448,845
Salix Pharmaceuticals Ltd.*	10,367	1,191,583

		9,831,204

Professional Services — 2.6%
IHS, Inc. (Class A Stock)*	31,393	3,575,035
Towers Watson & Co. (Class A Stock)	26,279	2,973,994

		6,549,029

Real Estate Investment Trusts (REITs) — 3.8%
Crown Castle International Corp.	67,721	5,329,643
MFA Financial, Inc.	240,375	1,920,596
Starwood Property Trust, Inc.	98,223	2,282,702

		9,532,941

Real Estate Management & Development — 1.0%
CBRE Group, Inc. (Class A Stock)*	70,327	2,408,700

Road & Rail — 1.5%
Kansas City Southern	14,687	1,792,254
Old Dominion Freight Line, Inc.*	25,803	2,003,345

		3,795,599

Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices, Inc.	37,397	2,076,282
Applied Materials, Inc.	78,197	1,948,669
Xilinx, Inc.	62,807	2,718,915

		6,743,866

Software — 9.8%
Activision Blizzard, Inc.	85,968	1,732,255
Check Point Software Technologies Ltd. (Israel)*(a)	52,067	4,090,904
Electronic Arts, Inc.*	87,240	4,101,589
Intuit, Inc.	40,427	3,726,965
Red Hat, Inc.*	72,361	5,003,040
ServiceNow, Inc.*	37,104	2,517,506
Splunk, Inc.*	36,056	2,125,501
Ultimate Software Group, Inc. (The)*	8,168	1,199,185

		24,496,945

Specialty Retail — 8.7%
GNC Holdings, Inc. (Class A Stock)	61,344	2,880,714
L Brands, Inc.	38,489	3,331,223
O’Reilly Automotive, Inc.*	15,361	2,958,836
Ross Stores, Inc.	47,835	4,508,927
Signet Jewelers Ltd.	20,585	2,708,368

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Tiffany & Co.	19,925	$2,129,186
Ulta Salon Cosmetics & Fragrance, Inc.*	25,533	3,264,139

		21,781,393

Technology Hardware, Storage & Peripherals — 1.0%
SanDisk Corp.	25,187	2,467,822

Textiles, Apparel & Luxury Goods — 3.0%
Burberry Group PLC (United Kingdom)	77,880	1,975,954
Kate Spade & Co.*	48,285	1,545,603
PVH Corp.	25,833	3,311,016
Under Armour, Inc. (Class A Stock)*	10,826	735,085

		7,567,658

Trading Companies & Distributors — 1.2%
WESCO International, Inc.*(a)	38,974	2,970,208

Wireless Telecommunication Services — 2.7%
SBA Communications Corp. (Class A Stock)*	61,633	6,826,471

TOTAL LONG-TERM INVESTMENTS (cost $166,315,665)		245,274,613

SHORT-TERM INVESTMENT — 5.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $12,762,443; includes $9,202,022 of cash collateral for securities on loan)(b)(w) (Note 4)	12,762,443	12,762,443

TOTAL INVESTMENTS — 103.2% (cost $179,078,108)		258,037,056
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.2)%		(8,032,377)

NET ASSETS — 100.0%		$250,004,679

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,944,508; cash collateral of $9,202,022 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Airlines	$6,084,452	$—	$—
Auto Components	2,048,304	—	—
Banks	2,134,627	—	—
Beverages	2,355,295	—	—
Biotechnology	7,146,514	—	—
Capital Markets	1,338,641	—	—
Chemicals	8,720,057	—	—
Commercial Services & Supplies	5,451,415	—	—
Communications Equipment	2,324,625	—	—
Construction & Engineering	2,547,208	—	—
Consumer Finance	1,911,664	—	—
Electrical Equipment	2,530,135	—	—
Electronic Equipment, Instruments & Components	3,982,370	—	—
Energy Equipment & Services	2,288,010	—	—
Food & Staples Retailing	4,118,218	—	—
Food Products	6,891,707	—	—
Health Care Equipment & Supplies	4,146,608	—	—
Health Care Providers & Services	16,062,582	—	—
Hotels, Restaurants & Leisure	6,790,325	—	—
Household Products	2,411,901	—	—
Independent Power & Renewable Electricity Producers	1,337,942	—	—
Industrial Conglomerates	4,437,526	—	—
Insurance	2,455,200	—	—
Internet & Catalog Retail	2,254,622	—	—
Internet Software & Services	3,669,009	—	—
IT Services	6,150,534	—	—
Life Sciences Tools & Services	2,044,962	—	—
Machinery	8,104,955	—	—
Metals & Mining	2,195,059	—	—
Multiline Retail	5,835,910	—	—
Oil, Gas & Consumable Fuels	10,532,400	—	—
Pharmaceuticals	9,831,204	—	—
Professional Services	6,549,029	—	—
Real Estate Investment Trusts (REITs)	9,532,941	—	—
Real Estate Management & Development	2,408,700	—	—
Road & Rail	3,795,599	—	—
Semiconductors & Semiconductor Equipment	6,743,866	—	—
Software	24,496,945	—	—
Specialty Retail	21,781,393	—	—
Technology Hardware, Storage & Peripherals	2,467,822	—	—
Textiles, Apparel & Luxury Goods	5,591,704	1,975,954	—
Trading Companies & Distributors	2,970,208	—	—
Wireless Telecommunication Services	6,826,471	—	—
Affiliated Money Market Mutual Fund	12,762,443	—	—

Total	$256,061,102	$1,975,954	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Software	9.8%
Specialty Retail	8.7
Health Care Providers & Services	6.4
Affiliated Money Market Mutual Fund (including 3.7% of collateral for securities on loan)	5.1
Oil, Gas & Consumable Fuels	4.2
Pharmaceuticals	3.9
Real Estate Investment Trusts (REITs)	3.8
Chemicals	3.5
Machinery	3.2
Textiles, Apparel & Luxury Goods	3.0
Biotechnology	2.9
Food Products	2.8
Wireless Telecommunication Services	2.7
Hotels, Restaurants & Leisure	2.7
Semiconductors & Semiconductor Equipment	2.7
Professional Services	2.6
IT Services	2.5
Airlines	2.4
Multiline Retail	2.3
Commercial Services & Supplies	2.2
Industrial Conglomerates	1.8
Health Care Equipment & Supplies	1.7
Food & Staples Retailing	1.7
Electronic Equipment, Instruments & Components	1.6

Road & Rail	1.5%
Internet Software & Services	1.5
Trading Companies & Distributors	1.2
Construction & Engineering	1.0
Electrical Equipment	1.0
Technology Hardware, Storage & Peripherals	1.0
Insurance	1.0
Household Products	1.0
Real Estate Management & Development	1.0
Beverages	0.9
Communications Equipment	0.9
Energy Equipment & Services	0.9
Internet & Catalog Retail	0.9
Metals & Mining	0.9
Banks	0.9
Auto Components	0.8
Life Sciences Tools & Services	0.8
Consumer Finance	0.8
Capital Markets	0.5
Independent Power & Renewable Electricity Producers	0.5

103.2
Liabilities in excess of other assets	(3.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2014

ASSETS
Investments at value, including securities on loan of $8,944,508:
Unaffiliated investments (cost $166,315,665)	$245,274,613
Affiliated investments (cost $12,762,443)	12,762,443
Cash	646
Receivable for investments sold	1,322,725
Dividends receivable	185,801
Receivable for Series shares sold	5,437
Tax reclaim receivable	2,979
Prepaid expenses	2,253

Total Assets	259,556,897

LIABILITIES
Payable to broker for collateral for securities on loan	9,202,022
Payable for Series shares repurchased	142,673
Management fee payable	126,864
Accrued expenses	77,617
Deferred trustees’ fees	1,817
Affiliated transfer agent fee payable	926
Distribution fee payable	187
Administration fee payable	112

Total Liabilities	9,552,218

NET ASSETS	$250,004,679

Net assets were comprised of:
Paid-in capital	$103,960,938
Retained earnings	146,043,741

Net assets, December 31, 2014	$250,004,679

Class I:
Net asset value and redemption price per share $249,116,834 / 21,000,026 outstanding shares of beneficial interest	$11.86

Class II:
Net asset value and redemption price per share $887,845 / 78,351 outstanding shares of beneficial interest	$11.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $3,593)	,$	2,174,633
Affiliated income from securities loaned, net		32,578
Affiliated dividend income		7,392

Total income		2,214,603

EXPENSES
Management fee		1,476,673
Distribution fee—Class II		2,068
Administration fee—Class II		1,241
Custodian’s fees and expenses		60,000
Shareholders’ reports		60,000
Audit fee		25,000
Trustees’ fees		14,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)		12,000
Legal fees and expenses		10,000
Insurance expenses		3,000
Commitment fee on syndicated credit agreement		2,000
Miscellaneous		9,462

Total expenses		1,675,444

NET INVESTMENT INCOME		539,159

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions		34,102,823
Foreign currency transactions		(642)

		34,102,181

Net change in unrealized appreciation (depreciation) on:
Investments		(12,120,338)
Foreign currencies		55

		(12,120,283)

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS		21,981,898

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$22,521,057

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$539,159	$198,770
Net realized gain on investment and foreign currency transactions	34,102,181	23,218,743
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,120,283)	35,765,499

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,521,057	59,183,012

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	4,977,132	6,115,312
Series shares repurchased	(30,013,613)	(34,115,247)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(25,036,481)	(27,999,935)

TOTAL INCREASE (DECREASE)	(2,515,424)	31,183,077
NET ASSETS:
Beginning of year	252,520,103	221,337,026

End of year	$250,004,679	$252,520,103

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2014

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS — 97.5%	Shares	Value (Note 2)
Aerospace & Defense — 2.1%
Cubic Corp.	4,485	$236,090
Curtiss-Wright Corp.	8,663	611,521
Esterline Technologies Corp.*(a)	13,697	1,502,287
Moog, Inc. (Class A Stock)*	11,859	877,922
Teledyne Technologies, Inc.*	3,992	410,138
Triumph Group, Inc.	14,020	942,425

		4,580,383

Air Freight & Logistics — 0.3%
Forward Air Corp.	12,416	625,394

Auto Components — 1.1%
American Axle & Manufacturing Holdings, Inc.*	24,920	562,943
Dana Holding Corp.	31,450	683,723
Superior Industries International, Inc.	28,100	556,099
Tenneco, Inc.*	8,697	492,337

		2,295,102

Banks — 15.5%
BancorpSouth, Inc.	44,317	997,576
Bank of the Ozarks, Inc.	33,525	1,271,268
BankUnited, Inc.	44,370	1,285,399
Banner Corp.(g)	13,240	569,585
Boston Private Financial Holdings, Inc.	42,035	566,211
Bridge Capital Holdings*	7,620	170,536
CoBiz Financial, Inc.	15,903	208,806
Community Bank System, Inc.	14,914	568,671
ConnectOne Bancorp, Inc.	7,142	135,698
First Financial Bankshares, Inc.(a)	21,048	628,914
First Midwest Bancorp, Inc.	21,076	360,610
First of Long Island Corp. (The)	5,916	167,837
First Republic Bank	20,400	1,063,248
FirstMerit Corp.	102,440	1,935,092
Flushing Financial Corp.	16,838	341,306
Glacier Bancorp, Inc.	27,171	754,539
Heritage Financial Corp.	9,049	158,810
Home BancShares, Inc.	17,716	569,747
Iberiabank Corp.	43,840	2,843,024
Independent Bank Corp.	10,720	458,923
Independent Bank Group, Inc.	4,968	194,050
Lakeland Financial Corp.	6,125	266,254
MB Financial, Inc.	27,880	916,137
PacWest Bancorp	18,837	856,330
Pinnacle Financial Partners, Inc.	17,223	680,997
PrivateBancorp, Inc.	37,340	1,247,156
Prosperity Bancshares, Inc.	12,137	671,904
Sandy Spring Bancorp, Inc.	7,829	204,180
Sierra Bancorp	3,589	63,023
Signature Bank*	20,168	2,540,361
South State Corp.	9,521	638,669
Southcoast Financial Corp.*	3,566	25,140
Southwest Bancorp, Inc.	12,930	224,465
Summit State Bank	4,086	56,060
SVB Financial Group*	24,650	2,861,125
Texas Capital Bancshares, Inc.*	11,309	614,418
Tompkins Financial Corp.	16,909	935,068

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Trico Bancshares	7,909	$195,352
UMB Financial Corp.	14,857	845,215
ViewPoint Financial Group, Inc.	25,507	608,342
Webster Financial Corp.	32,583	1,059,925
Wintrust Financial Corp.	63,700	2,978,612

		33,738,583

Biotechnology — 0.4%
Infinity Pharmaceuticals, Inc.*	30,467	514,588
TESARO, Inc.*	7,019	261,036

		775,624

Building Products — 0.4%
Continental Building Products, Inc.*	17,767	315,009
Gibraltar Industries, Inc.*	18,090	294,143
NCI Building Systems, Inc.*	17,740	328,545

		937,697

Capital Markets — 3.8%
Affiliated Managers Group, Inc.*	11,770	2,498,065
Apollo Investment Corp.	8,901	66,045
Cohen & Steers, Inc.(a)	4,656	195,924
Golub Capital BDC, Inc.	9,470	169,797
Greenhill & Co., Inc.	15,496	675,626
HFF, Inc. (Class A Stock)	15,043	540,345
Moelis & Co.	6,002	209,650
New Mountain Finance Corp.	14,682	219,349
OM Asset Management PLC (United Kingdom)*	31,896	517,991
Raymond James Financial, Inc.	28,470	1,631,046
Stifel Financial Corp.*	18,027	919,737
Virtus Investment Partners, Inc.	3,187	543,352

		8,186,927

Chemicals — 2.5%
Axiall Corp.	4,197	178,246
H.B. Fuller Co.	8,309	370,000
Koppers Holdings, Inc.	33,470	869,550
Kraton Performance Polymers, Inc.*	28,990	602,702
Methanex Corp. (Canada)	12,290	563,251
Minerals Technologies, Inc.	3,728	258,910
PolyOne Corp.	34,325	1,301,261
Quaker Chemical Corp.	5,530	508,981
Tronox Ltd. (Class A Stock)	2,644	63,139
WR Grace & Co.*	6,592	628,811

		5,344,851

Commercial Services & Supplies — 1.4%
ACCO Brands Corp.*	103,352	931,201
Ceco Environmental Corp.	18,451	286,728
G&K Services, Inc. (Class A Stock)	6,523	462,155
Herman Miller, Inc.	8,120	238,972
Mobile Mini, Inc.	15,742	637,708
Progressive Waste Solutions Ltd. (Canada)	18,648	560,932

		3,117,696

SEE NOTES TO FINANCIAL STATEMENTS.

A18

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment — 2.7%
ADTRAN, Inc.	16,186	$352,855
Bel Fuse, Inc. (Class B Stock)	12,120	331,361
Black Box Corp.	9,690	231,591
Digi International, Inc.*	110,908	1,030,335
Extreme Networks, Inc.*	59,195	208,958
InterDigital, Inc.	22,100	1,169,090
JDS Uniphase Corp.*	31,803	436,337
Plantronics, Inc.	31,430	1,666,419
RADWARE Ltd. (Israel)*	23,938	527,115

		5,954,061

Construction & Engineering — 1.3%
Comfort Systems USA, Inc.	18,011	308,349
EMCOR Group, Inc.	38,321	1,704,901
MYR Group, Inc.*	14,238	390,121
Tutor Perini Corp.*	13,100	315,317

		2,718,688

Consumer Finance — 0.2%
First Cash Financial Services, Inc.*	6,819	379,614

Containers & Packaging — 0.7%
Berry Plastics Group, Inc.*	29,476	929,968
Graphic Packaging Holding Co.*	38,349	522,313

		1,452,281

Distributors — 0.2%
Core-Mark Holding Co., Inc.	7,087	438,898

Diversified Consumer Services — 0.1%
Sotheby’s	6,670	288,011

Diversified Financial Services — 0.2%
MarketAxess Holdings, Inc.	6,565	470,776

Diversified Telecommunication Services — 0.2%
Premiere Global Services, Inc.*	47,836	508,018

Electric Utilities — 3.0%
ALLETE, Inc.	26,951	1,486,078
Cleco Corp.	16,220	884,639
IDACORP, Inc.	16,751	1,108,749
MGE Energy, Inc.	8,205	374,230
Otter Tail Corp.	2,110	65,325
PNM Resources, Inc.	21,901	648,927
Portland General Electric Co.	53,741	2,033,022

		6,600,970

Electrical Equipment — 0.2%
Thermon Group Holdings, Inc.*	16,411	396,982

Electronic Equipment, Instruments & Components — 2.8%
Anixter International, Inc.*	7,896	698,480
AVX Corp.	112,850	1,579,900
Belden, Inc.	7,459	587,844
CTS Corp.	21,646	385,948
Littelfuse, Inc.	4,585	443,232
Newport Corp.*	26,915	514,346
Park Electrochemical Corp.	78,296	1,951,919

		6,161,669

Energy Equipment & Services — 2.0%
C&J Energy Services, Inc.*	22,860	301,981
Forum Energy Technologies, Inc.*	24,022	497,976

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Frank’s International NV(a)	25,380	$422,069
Gulf Island Fabrication, Inc.	31,340	607,682
Key Energy Services, Inc.*	85,020	141,983
Matrix Service Co.*	7,410	165,391
McDermott International, Inc.*(a)	80,790	235,099
Natural Gas Services Group, Inc.*	17,620	405,965
Newpark Resources, Inc.*	20,311	193,767
TETRA Technologies, Inc.*(a)	129,623	865,882
Tidewater, Inc.	16,190	524,718

		4,362,513

Food & Staples Retailing — 0.6%
Weis Markets, Inc.	28,400	1,358,088

Food Products — 0.6%
B&G Foods, Inc.	8,029	240,067
Freshpet, Inc.*(a)	3,475	59,283
Hain Celestial Group, Inc. (The)*	12,858	749,493
J&J Snack Foods Corp.	1,631	177,404

		1,226,247

Gas Utilities — 1.3%
Laclede Group, Inc. (The)	5,540	294,728
New Jersey Resources Corp.	12,179	745,355
Northwest Natural Gas Co.	3,430	171,157
Southwest Gas Corp.	21,160	1,307,899
WGL Holdings, Inc.	5,690	310,788

		2,829,927

Health Care Equipment & Supplies — 0.7%
Endologix, Inc.*	26,392	403,534
Integra LifeSciences Holdings Corp.*	10,844	588,070
Tornier NV*	18,453	470,551

		1,462,155

Health Care Providers & Services — 1.7%
Adeptus Health, Inc.*	6,644	248,486
Air Methods Corp.*(a)	14,724	648,298
Brookdale Senior Living, Inc.*	7,190	263,657
Cross Country Healthcare, Inc.*	53,925	672,984
HealthSouth Corp.	23,957	921,386
LifePoint Hospitals, Inc.*	10,760	773,752
Surgical Care Affiliates, Inc.*	5,396	181,575

		3,710,138

Health Care Technology — 0.7%
Allscripts Healthcare Solutions, Inc.*	86,650	1,106,521
Quality Systems, Inc.	24,170	376,810

		1,483,331

Hotels, Restaurants & Leisure — 1.9%
Bloomin’ Brands, Inc.*	20,563	509,140
Diamond Resorts International, Inc.*	24,617	686,814
DineEquity, Inc.	5,156	534,368
Jack in the Box, Inc.	10,578	845,817
Krispy Kreme Doughnuts, Inc.*	9,973	196,867
Marriott Vacations Worldwide Corp.	7,067	526,774
Vail Resorts, Inc.	9,451	861,270

		4,161,050

SEE NOTES TO FINANCIAL STATEMENTS.

A19

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 1.1%
Meritage Homes Corp.*	12,008	$432,168
Ryland Group, Inc. (The)(a)	26,960	1,039,578
Standard Pacific Corp.*	54,326	396,036
WCI Communities, Inc.*	18,890	369,866
William Lyon Homes (Class A Stock)*	10,086	204,443

		2,442,091

Household Products — 0.6%
Spectrum Brands Holdings, Inc.	13,548	1,296,273

Independent Power & Renewable Electricity Producers — 0.4%
Dynegy, Inc.*	24,968	757,779

Industrial Conglomerates — 0.5%
Carlisle Cos., Inc.	12,343	1,113,832

Insurance — 5.2%
Allied World Assurance Co. Holdings AG	58,420	2,215,286
American Equity Investment Life Holding Co.	43,169	1,260,103
AMERISAFE, Inc.	6,007	254,456
Axis Capital Holdings Ltd.	29,450	1,504,600
CNO Financial Group, Inc.	68,998	1,188,146
Endurance Specialty Holdings Ltd.	8,937	534,790
Enstar Group Ltd.*(g)	3,310	506,066
Fidelity & Guaranty Life	9,873	239,618
Maiden Holdings Ltd.	52,066	665,924
Meadowbrook Insurance Group, Inc.(a)	18,559	157,009
National General Holdings Corp.	13,262	246,806
ProAssurance Corp.	35,717	1,612,623
RLI Corp.	8,439	416,887
Symetra Financial Corp.	16,406	378,158

		11,180,472

Internet & Catalog Retail — 0.2%
HSN, Inc.	6,853	520,828

Internet Software & Services — 0.2%
Everyday Health, Inc.*	32,201	474,965

IT Services — 0.3%
Convergys Corp.	33,415	680,664

Leisure Products — 0.1%
Brunswick Corp.	4,969	254,711

Machinery — 4.2%
Actuant Corp. (Class A Stock)	31,437	856,344
Alamo Group, Inc.	2,853	138,199
Altra Industrial Motion Corp.	5,090	144,505
Barnes Group, Inc.	12,607	466,585
CIRCOR International, Inc.	6,466	389,770
Clarcor, Inc.	9,457	630,215
Graco, Inc.	5,629	451,333
Harsco Corp.	65,090	1,229,550
Manitowoc Co., Inc. (The)	41,820	924,222
RBC Bearings, Inc.	24,996	1,612,992
Snap-on, Inc.	5,600	765,744
Standex International Corp.	4,026	311,049

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Watts Water Technologies, Inc. (Class A Stock)	10,101	$640,807
Woodward, Inc.	11,885	585,099

		9,146,414

Marine — 0.2%
Diana Shipping, Inc. (Greece)*(a)	56,420	378,578

Media — 0.8%
Carmike Cinemas, Inc.*	14,858	390,320
Live Nation Entertainment, Inc.*	36,517	953,459
Nexstar Broadcasting Group, Inc. (Class A Stock)	6,931	358,956
Townsquare Media, Inc.*	7,803	103,000

		1,805,735

Metals & Mining — 2.5%
AK Steel Holding Corp.*(a)	73,741	438,022
Carpenter Technology Corp.(a)	10,070	495,947
Commercial Metals Co.	34,238	557,737
Globe Specialty Metals, Inc.	12,350	212,790
Haynes International, Inc.	13,044	632,634
Horsehead Holding Corp.*(a)	63,360	1,002,989
Kaiser Aluminum Corp.	11,056	789,730
RTI International Metals, Inc.*	18,150	458,469
Steel Dynamics, Inc.	31,250	616,875
TimkenSteel Corp.	3,792	140,418

		5,345,611

Multiline Retail — 1.0%
Burlington Stores, Inc.*	45,979	2,172,968

Multi-Utilities — 0.7%
Black Hills Corp.	10,627	563,656
NorthWestern Corp.	16,889	955,580

		1,519,236

Oil, Gas & Consumable Fuels — 2.6%
Bill Barrett Corp.*(a)	28,480	324,387
Carrizo Oil & Gas, Inc.*	23,800	990,080
Cloud Peak Energy, Inc.*	35,300	324,054
Jones Energy, Inc. (Class A Stock)*	19,440	221,810
Laredo Petroleum, Inc.*(a)	37,606	389,222
Parsley Energy, Inc. (Class A Stock)*	47,940	765,123
Rex Energy Corp.*(a)	78,774	401,747
Rice Energy, Inc.*(a)	42,921	900,053
RSP Permian, Inc.*(a)	15,169	381,349
SM Energy Co.	18,018	695,135
WPX Energy, Inc.*	19,490	226,669

		5,619,629

Paper & Forest Products — 0.7%
Boise Cascade Co.*	25,590	950,668
KapStone Paper and Packaging Corp.	19,148	561,228

		1,511,896

Pharmaceuticals — 0.5%
Catalent, Inc.*	19,862	553,752
Prestige Brands Holdings, Inc.*	12,669	439,868

		993,620

SEE NOTES TO FINANCIAL STATEMENTS.

A20

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services — 0.8%
Korn/Ferry International*	17,600	$506,176
On Assignment, Inc.*	7,204	239,101
TrueBlue, Inc.*	46,704	1,039,164

		1,784,441

Real Estate Investment Trusts (REITs) — 10.5%
Acadia Realty Trust	35,484	1,136,552
American Campus Communities, Inc.	9,472	391,762
Apollo Commercial Real Estate Finance, Inc.	41,323	676,044
Biomed Realty Trust, Inc.	21,350	459,879
Blackstone Mortgage Trust, Inc. (Class A Stock)	27,945	814,317
CBL & Associates Properties, Inc.	42,742	830,050
Chesapeake Lodging Trust	42,728	1,589,909
Corporate Office Properties Trust	16,750	475,197
Cousins Properties, Inc.	68,473	781,962
CubeSmart	58,030	1,280,722
DuPont Fabros Technology, Inc.	23,655	786,292
EastGroup Properties, Inc.	16,400	1,038,448
Empire State Realty Trust, Inc. (Class A Stock)	22,750	399,945
First Potomac Realty Trust	41,630	514,547
Hersha Hospitality Trust	40,340	283,590
Highwoods Properties, Inc.	23,246	1,029,333
Hudson Pacific Properties, Inc.	31,362	942,742
MFA Financial, Inc.	86,302	689,553
Mid-America Apartment Communities, Inc.	6,540	488,407
National Health Investors, Inc.	17,325	1,212,057
Pebblebrook Hotel Trust	69,241	3,159,467
PS Business Parks, Inc.	11,598	922,505
Strategic Hotels & Resorts, Inc.*	98,444	1,302,414
Terreno Realty Corp.	37,339	770,304
Two Harbors Investment Corp.	54,481	545,900
Washington Real Estate Investment Trust	8,450	233,727

		22,755,625

Real Estate Management & Development — 0.8%
CBRE Group, Inc. (Class A Stock)*	9,200	315,100
Jones Lang LaSalle, Inc.	3,720	557,740
Kennedy-Wilson Holdings, Inc.	37,648	952,494

		1,825,334

Regional Banks — 0.2%
Great Western Bancorp,Inc.*	19,088	435,016

Road & Rail — 0.7%
Old Dominion Freight Line, Inc.*	18,027	1,399,616

Semiconductors & Semiconductor Equipment — 6.1%
Cabot Microelectronics Corp.*	13,430	635,508
Entegris, Inc.*	60,272	796,193
Exar Corp.*	132,290	1,349,358
Fairchild Semiconductor International, Inc.*	33,013	557,260
Intersil Corp. (Class A Stock)	60,964	882,149
MKS Instruments, Inc.	21,294	779,360

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp.*	164,810	$1,669,525
Rudolph Technologies, Inc.*	179,060	1,831,784
Semtech Corp.*	19,513	537,973
Silicon Laboratories, Inc.*	11,231	534,820
Teradyne, Inc.	96,706	1,913,812
Veeco Instruments, Inc.*(a)	48,058	1,676,263

		13,164,005

Software — 1.2%
Bottomline Technologies (DE), Inc.*	15,148	382,941
Gigamon, Inc.*	3,534	62,658
Monotype Imaging Holdings, Inc.	14,789	426,367
Pegasystems, Inc.	11,875	246,644
PTC, Inc.*	13,478	493,969
SS&C Technologies Holdings, Inc.	5,634	329,533
Verint Systems, Inc.*	10,995	640,788

		2,582,900

Specialty Retail — 3.0%
Asbury Automotive Group, Inc.*	5,033	382,105
Boot Barn Holdings, Inc.*	5,170	94,094
Cato Corp. (The) (Class A Stock)	7,940	334,909
Express, Inc.*	8,145	119,650
Genesco, Inc.*	763	58,461
GNC Holdings, Inc. (Class A Stock)	26,255	1,232,935
Lithia Motors, Inc. (Class A Stock)	8,839	766,253
MarineMax, Inc.*	64,950	1,302,248
Monro Muffler Brake, Inc.(a)	5,306	306,687
Office Depot, Inc.*	73,811	632,929
Pier 1 Imports, Inc.	87,330	1,344,882

		6,575,153

Technology Hardware, Storage & Peripherals — 0.2%
Electronics For Imaging, Inc.*	9,809	420,119

Textiles, Apparel & Luxury Goods — 0.9%
Carter’s, Inc.	8,144	711,052
Movado Group, Inc.	35,640	1,011,107
Steven Madden Ltd.*	9,855	313,685

		2,035,844

Thrifts & Mortgage Finance — 1.4%
Brookline Bancorp, Inc.	17,161	172,125
Dime Community Bancshares, Inc.	11,015	179,324
Oritani Financial Corp.	15,102	232,571
Provident Financial Services, Inc.	21,848	394,575
Radian Group, Inc.(a)	66,433	1,110,760
Westfield Financial, Inc.	86,160	632,414
WSFS Financial Corp.	3,403	261,657

		2,983,426

Trading Companies & Distributors — 1.3%
Applied Industrial Technologies, Inc.	11,495	524,057
Kaman Corp.	17,461	700,011
Rush Enterprises, Inc. (Class A Stock)*	28,740	921,117
WESCO International, Inc.*(a)	9,431	718,737

		2,863,922

TOTAL COMMON STOCKS (cost $152,028,949)		211,606,377

SEE NOTES TO FINANCIAL STATEMENTS.

A21

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

EXCHANGE TRADED FUND — 1.4%	Shares	Value (Note 2)
iShares Russell 2000 Value Index Fund(a) (cost $2,704,549)	29,979	$3,048,265

TOTAL LONG-TERM INVESTMENTS (cost $154,733,498)		214,654,642

SHORT-TERM INVESTMENT — 8.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $17,767,420; includes $15,765,250 of cash collateral for securities on loan)(b)(w) (Note 4)	17,767,420	17,767,420

TOTAL INVESTMENTS — 107.1% (cost $172,500,918)		232,422,062
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.1)%		(15,340,587)

NET ASSETS — 100.0%		$217,081,475

See the Glossary for abbreviations used in the Portfolio descriptions.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,305,111; cash collateral of $15,765,250 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security or securities that has been deemed illiquid.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$4,580,383	$—	$—
Air Freight & Logistics	625,394	—	—
Auto Components	2,295,102	—	—
Banks	33,738,583	—	—
Biotechnology	775,624	—	—
Building Products	937,697	—	—
Capital Markets	8,186,927	—	—
Chemicals	5,344,851	—	—
Commercial Services & Supplies	3,117,696	—	—
Communications Equipment	5,954,061	—	—
Construction & Engineering	2,718,688	—	—
Consumer Finance	379,614	—	—
Containers & Packaging	1,452,281	—	—
Distributors	438,898	—	—
Diversified Consumer Services	288,011	—	—
Diversified Financial Services	470,776	—	—
Diversified Telecommunication Services	508,018	—	—
Electric Utilities	6,600,970	—	—
Electrical Equipment	396,982	—	—
Electronic Equipment, Instruments & Components	6,161,669	—	—
Energy Equipment & Services	4,362,513	—	—
Food & Staples Retailing	1,358,088	—	—
Food Products	1,226,247	—	—
Gas Utilities	2,829,927	—	—
Health Care Equipment & Supplies	1,462,155	—	—
Health Care Providers & Services	3,710,138	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A22

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Health Care Technology	$1,483,331	$—	$—
Hotels, Restaurants & Leisure	4,161,050	—	—
Household Durables	2,442,091	—	—
Household Products	1,296,273	—	—
Independent Power & Renewable Electricity Producers	757,779	—	—
Industrial Conglomerates	1,113,832	—	—
Insurance	11,180,472	—	—
Internet & Catalog Retail	520,828	—	—
Internet Software & Services	474,965	—	—
IT Services	680,664	—	—
Leisure Products	254,711	—	—
Machinery	9,146,414	—	—
Marine	378,578	—	—
Media	1,805,735	—	—
Metals & Mining	5,345,611	—	—
Multiline Retail	2,172,968	—	—
Multi-Utilities	1,519,236	—	—
Oil, Gas & Consumable Fuels	5,619,629	—	—
Paper & Forest Products	1,511,896	—	—
Pharmaceuticals	993,620	—	—
Professional Services	1,784,441	—	—
Real Estate Investment Trusts (REITs)	22,755,625	—	—
Real Estate Management & Development	1,825,334	—	—
Regional Banks	435,016	—	—
Road & Rail	1,399,616	—	—
Semiconductors & Semiconductor Equipment	13,164,005	—	—
Software	2,582,900	—	—
Specialty Retail	6,575,153	—	—
Technology Hardware, Storage & Peripherals	420,119	—	—
Textiles, Apparel & Luxury Goods	2,035,844	—	—
Thrifts & Mortgage Finance	2,983,426	—	—
Trading Companies & Distributors	2,863,922	—	—
Exchange Traded Fund	3,048,265	—	—
Affiliated Money Market Mutual Fund	17,767,420	—	—

Total	$232,422,062	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (unaudited):

Banks	15.5%
Real Estate Investment Trusts (REITs)	10.5
Affiliated Money Market Mutual Fund (including 7.3% of collateral for securities on loan)	8.2
Semiconductors & Semiconductor Equipment	6.1
Insurance	5.2
Machinery	4.2
Capital Markets	3.8
Electric Utilities	3.0
Specialty Retail	3.0
Electronic Equipment, Instruments & Components	2.8
Communications Equipment	2.7
Oil, Gas & Consumable Fuels	2.6
Metals & Mining	2.5
Chemicals	2.5
Aerospace & Defense	2.1
Energy Equipment & Services	2.0
Hotels, Restaurants & Leisure	1.9
Health Care Providers & Services	1.7
Commercial Services & Supplies	1.4

Exchange Traded Fund	1.4%
Thrifts & Mortgage Finance	1.4
Trading Companies & Distributors	1.3
Gas Utilities	1.3
Construction & Engineering	1.3
Software	1.2
Household Durables	1.1
Auto Components	1.1
Multiline Retail	1.0
Textiles, Apparel & Luxury Goods	0.9
Real Estate Management & Development	0.8
Media	0.8
Professional Services	0.8
Multi-Utilities	0.7
Paper & Forest Products	0.7
Health Care Technology	0.7
Health Care Equipment & Supplies	0.7
Containers & Packaging	0.7
Road & Rail	0.7
Food & Staples Retailing	0.6
Household Products	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A23

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2014

Industry table (con’t.)
Food Products	0.6%
Industrial Conglomerates	0.5
Pharmaceuticals	0.5
Building Products	0.4
Biotechnology	0.4
Independent Power & Renewable Electricity Producers	0.4
IT Services	0.3
Air Freight & Logistics	0.3
Internet & Catalog Retail	0.2
Diversified Telecommunication Services	0.2
Internet Software & Services	0.2
Diversified Financial Services	0.2

Distributors	0.2%
Regional Banks	0.2
Technology Hardware, Storage & Peripherals	0.2
Electrical Equipment	0.2
Consumer Finance	0.2
Marine	0.2
Diversified Consumer Services	0.1
Leisure Products	0.1

107.1
Liabilities in excess of other assets	(7.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A24

SP SMALL CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value, including securities on loan of $15,305,111:
Unaffiliated investments (cost $154,733,498)	$214,654,642
Affiliated investments (cost $17,767,420)	17,767,420
Receivable for investments sold	1,357,734
Dividends receivable	458,534
Receivable for Series shares sold	4,678
Tax reclaim receivable	3,786
Prepaid expenses	1,794

Total assets	234,248,588

LIABILITIES
Payable to broker for collateral for securities on loan	15,765,250
Payable for investments purchased	1,117,612
Management fee payable	161,456
Accrued expenses	76,134
Payable for Series shares reacquired	45,069
Affiliated transfer agent fee payable	926
Deferred trustees’ fees	666

Total liabilities	17,167,113

NET ASSETS	$217,081,475

Net assets were comprised of:
Paid-in capital	$104,479,830
Retained earnings	112,601,645

Net assets, December 31, 2014	$217,081,475

Class I:
Net asset value and redemption price per share, $217,081,475 / 10,986,074 outstanding shares of beneficial interest	$19.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT INCOME
INCOME
Unaffiliated dividend income (net of $4,814 foreign withholding tax)	$3,327,529
Affiliated income from securities lending, net	48,444
Affiliated dividend income	3,507

Total income	3,379,480

EXPENSES
Management fee	1,965,596
Custodian’s fees and expenses	85,000
Reports to shareholders	41,000
Audit fee	24,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Legal fees and expenses	11,000
Insurance fees	3,000
Miscellaneous	24,262

Total expenses	2,177,858
Less: Management fee waiver	(11,588)

Net expenses	2,166,270

NET INVESTMENT INCOME	1,213,210

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	23,150,781

Net change in unrealized appreciation (depreciation) on:
Investments	(13,960,854)
Foreign currencies	(207)

(13,961,061)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	9,189,720

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,402,930

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$1,213,210	$1,065,586
Net realized gain on investment transactions	23,150,781	28,973,275
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(13,961,061)	34,404,209

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,402,930	64,443,070

SERIES SHARE TRANSACTIONS
Series shares sold [247,570 and 622,114 shares, respectively]	4,704,300	10,373,241
Series shares repurchased [1,385,973 and 1,613,558 shares, respectively]	(26,343,584)	(26,139,642)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(21,639,284)	(15,766,401)

TOTAL INCREASE (DECREASE)	(11,236,354)	48,676,669
NET ASSETS:
Beginning of year	228,317,829	179,641,160

End of year	$217,081,475	$228,317,829

SEE NOTES TO FINANCIAL STATEMENTS.

A25

GLOSSARY

SCHEDULE OF INVESTMENTS	December 31, 2014

The following abbreviations are used in the preceding Portfolios’ descriptions:

144A	Security was purchased pursuant to Rule 144A under the Security Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ADS	American Depositary Security
CDI	CREST Depository Interest
CVA	Certificate Van Aandelen (Bearer)
PRFC	Preference Shares

SEE NOTES TO FINANCIAL STATEMENTS.

A26

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Series Fund is composed of eighteen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the four Portfolios which are listed below along with each Portfolio’s investment objective.

SP International Growth Portfolio:    Long-term growth of capital.

SP International Value Portfolio:    Long-term capital appreciation.

SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation.

SP Small Cap Value Portfolio:    Long-term growth of capital.

Note 2:	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following each Portfolio’s Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

B1

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, the Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadvisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadvisor under the guidelines adopted by the Board. However, the liquidity of the Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

B2

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-advisor may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisors who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for over-the-counter (“OTC”) derivatives under FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Warrants and Rights:    Certain Portfolios hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending:    Each Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in

B3

the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), Goldman Sachs Asset Management, L.P. (“GSAM”), LSV Asset Management (“LSV”), Neuberger Berman Management, LLC (“Neuberger Berman”), William Blair & Company LLC (“William Blair”), Lazard Asset Management LLC (“Lazard”), and ClearBridge Advisors LLC (“ClearBridge”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, cost of compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

B4

The management fee paid to PI is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rate specified below.

Portfolio	Management Fee	Effective Management Fee
SP International Growth Portfolio	0.85%	0.84	%*
SP International Value Portfolio	0.90	0.90
SP Prudential U.S. Emerging Growth Portfolio	0.60	0.60
SP Small Cap Value Portfolio	0.90	0.89	**

*	PI has contractually agreed, through June 30, 2015, to waive a portion of its management fee equal to an annual rate of 0.01% of the average net assets of the Portfolio. In addition, PI has contractually agreed, through May 1, 2015, to waive a portion of its management fee equal to an annual rate of 0.003% of the average net assets of the Portfolio.

**	PI has contractually agreed, through May 1, 2015, to waive a portion of its management fee equal to an annual rate of 0.008% of the average net assets of the Portfolio.

At December 31, 2014 the Subadvisors that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
SP International Growth Portfolio	William Blair, Neuberger Berman, Jennison
SP International Value Portfolio	LSV, Lazard*
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	GSAM, ClearBridge

*	Effective November 24, 2014, Lazard replaced Thornburg Investment Management, Inc.

The Series Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2014, broker commission recaptured under these agreements was as follows:

Portfolio	Amount
SP International Growth Portfolio	$2,408
SP International Value Portfolio	4,155
SP Prudential U.S. Emerging Growth Portfolio	16,016
SP Small Cap Value Portfolio	8,599

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

B5

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s security lending agent. For the year ended December 31, 2014, PIM was compensated for these services as follows:

Amount
SP International Growth Portfolio	$3,044
SP Prudential U.S. Emerging Growth Portfolio	9,731
SP Small Cap Value Portfolio	14,478

Certain Portfolios invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2. The Core Fund is a money market mutual fund registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 5:	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2014, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
SP International Growth Portfolio	$47,675,985	$55,814,796
SP International Value Portfolio	79,213,076	131,950,605
SP Prudential U.S. Emerging Growth Portfolio	108,362,884	134,091,355
SP Small Cap Value Portfolio	88,015,224	107,448,998

Note 6:	Tax Information

All Portfolios are treated as a partnership for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax would be required in the Portfolio’s financial statements for the current period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2014, the SP International Growth and SP Prudential U.S. Emerging Growth Portfolios have Class II shares outstanding.

B6

Transactions in shares of beneficial interest of the SP International Growth and SP Prudential U.S. Emerging Growth Portfolios were as follows:

SP International Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2014:
Series shares sold	624,079	$3,816,899
Series shares repurchased	(1,856,721)	(11,353,391)

Net increase (decrease) in shares outstanding	(1,232,642)	$(7,536,492)

Year ended December 31, 2013:
Series shares sold	1,005,050	$5,635,828
Series shares repurchased	(2,492,981)	(14,075,216)

Net increase (decrease) in shares outstanding	(1,487,931)	$(8,439,388)

Class II
Year ended December 31, 2014:
Series shares sold	45,381	$274,021
Series shares repurchased	(324,195)	(1,940,814)

Net increase (decrease) in shares outstanding	(278,814)	$(1,666,793)

Year ended December 31, 2013:
Series shares sold	206,283	$1,156,462
Series shares repurchased	(373,137)	(2,070,586)

Net increase (decrease) in shares outstanding	(166,854)	(914,124)

SP Prudential U.S. Emerging Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2014:
Shares sold	425,884	$4,700,683
Shares repurchased	(2,688,562)	(29,861,411)

Net increase (decrease) in shares outstanding	(2,262,678)	$(25,160,728)

Year ended December 31, 2013:
Series shares sold	607,127	$5,854,481
Series shares repurchased	(3,549,073)	(34,069,600)

Net increase (decrease) in shares outstanding	(2,941,946)	$(28,215,119)

Class II
Year ended December 31, 2014:
Shares sold	26,631	$276,449
Shares repurchased	(14,285)	(152,202)

Net increase (decrease) in shares outstanding	12,346	$124,247

Year ended December 31, 2013:
Series shares sold	27,432	$260,831
Series shares repurchased	(4,849)	(45,647)

Net increase (decrease) in shares outstanding	22,583	$215,184

B7

Note 8:	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolio utilized the line of credit during the year ended December 31, 2014. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rate	Maximum Balance Outstanding	Outstanding Borrowings at December 31, 2014
SP International Growth	$115,600	32	1.40%	$258,000	—
SP International Value	17,121,200	12	1.40%	47,261,000	—

Note 9:	Ownership and Affiliates

As of December 31, 2014, all of Class I shares of record of each Portfolio were owned by The Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned Subsidiary of Prudential.

Note 10:	Reorganization

A special meeting of shareholders of the SP International Value Portfolio will be held on or about March 13, 2015 where shareholders of the SP International Value Portfolio will be asked to approve or disapprove a plan of reorganization of the SP International Value Portfolio. Under the plan, the SP International Value Portfolio would be acquired by the AST International Value Portfolio of the Advanced Series Trust. It is expected that the reorganization, if approved, would be completed on or about April 27, 2015.

B8

Financial Highlights

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.30	$5.30	$4.36	$5.19	$4.63

Income (Loss) From Investment Operations:
Net investment income	.03	.02	.08	.02	.04
Net realized and unrealized gain (loss) on investments	(.39)	.98	.89	(.79)	.59

Total from investment operations	(.36)	1.00	.97	(.77)	.63

Less Distributions:	—	—	(.03)	(.06)	(.07)

Net Asset Value, end of year	$5.94	$6.30	$5.30	$4.36	$5.19

Total Return(a)	(5.71)%	18.87%	22.40%	(14.91)%	14.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$74.5	$86.9	$80.9	$75.5	$162.1
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	1.23%	1.30%	1.19%	1.21%	1.10%
Expenses before waivers and/or expense reimbursements	1.24%	1.31%	1.19%	1.21%	1.10%
Net investment income	.55%	.37%	1.59%	.47%	.77%
Portfolio turnover rate	55%	103%	111%	118%	141%

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.21	$5.24	$4.30	$5.10	$4.54

Income (Loss) From Investment Operations:
Net investment income (loss)	.01	— (d)	.06	— (d)	.02
Net realized and unrealized gain (loss) on investments	(.39)	.97	.88	(.78)	.59

Total from investment operations	(.38)	.97	.94	(.78)	.61

Less Distributions:	—	—	—	(.02)	(.05)

Net Asset Value, end of year	$5.83	$6.21	$5.24	$4.30	$5.10

Total Return(a)	(6.12)%	18.51%	21.86%	(15.32)%	13.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6.9	$9.1	$8.6	$7.2	$10.1
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	1.63%	1.70%	1.59%	1.61%	1.50%
Expenses before waivers and/or expense reimbursements	1.64%	1.71%	1.59%	1.61%	1.50%
Net investment income (loss)	.17%	(.03)%	1.16%	(.09)%	.39%
Portfolio turnover rate	55%	103%	111%	118%	141%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

(d)	Less than $.005.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	SP International Value Portfolio
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.95	$6.62	$5.83	$6.87	$6.35

Income (Loss) From Investment Operations:
Net investment income	.17	.12	.16	.20	.12
Net realized and unrealized gain (loss) on investments	(.65)	1.21	.80	(1.07)	.54

Total from investment operations	(.48)	1.33	.96	(.87)	.66

Less Distributions:	—	—	(.17)	(.17)	(.14)

Net Asset Value, end of year	$7.47	$7.95	$6.62	$5.83	$6.87

Total Return(a)	(6.04)%	20.09%	16.92%	(13.10)%	10.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.3	$144.3	$124.8	$122.8	$211.5
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	1.26%	1.15%	1.13%	1.10%	1.05%
Expenses before waivers and/or expense reimbursements	1.26%	1.15%	1.13%	1.10%	1.05%
Net investment income	2.12%	1.62%	2.40%	2.02%	1.76%
Portfolio turnover rate	70%	25%	17%	19%	25%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2014(d)	2013(d)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.83	$8.43	$7.80	$7.74	$6.45

Income From Investment Operations:
Net investment income	.02	.01	.06	.04	.03
Net realized and unrealized gain on investments	1.01	2.39	1.21	.13	1.28

Total from investment operations	1.03	2.40	1.27	.17	1.31

Less Distributions	—	—	(.64)	(.11)	(.02)

Net Asset Value, end of year	$11.86	$10.83	$8.43	$7.80	$7.74

Total Return(a)	9.51%	28.47%	16.88%	2.22%	20.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$249.1	$251.8	$221.0	$210.8	$242.4
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.68%	.68%	.67%	.64%	.70%
Expenses before waivers and/or expense reimbursement	.68%	.68%	.67%	.64%	.70%
Net investment income	.22%	.08%	.73%	.39%	.69%
Portfolio turnover rate	45%	38%	44%	40%	73%

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2014(d)	2013(d)	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.38	$8.12	$7.53	$7.48	$6.25

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.03)	.04	— (c)	.01
Net realized and unrealized gain on investments	.97	2.29	1.16	.13	1.24

Total from investment operations	.95	2.26	1.20	.13	1.25

Less Distributions	—	—	(.61)	(.08)	(.02)

Net Asset Value, end of year	$11.33	$10.38	$8.12	$7.53	$7.48

Total Return(a)	9.15%	27.83%	16.44%	1.77%	19.96%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.0	$.7	$.4	$.3	$.3
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%	1.07%	1.04%	1.10%
Expenses before waivers and/or expense reimbursement	1.08%	1.08%	1.07%	1.04%	1.10%
Net investment income (loss)	(.19)%	(.32)%	.38%	(.01)%	.24%
Portfolio turnover rate	45%	38%	44%	40%	73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Less than $.005 per share.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.83	$13.70	$11.86	$12.28	$9.79

Income (Loss) From Investment Operations:
Net investment income	.14	.10	.16	.07	.07
Net realized and unrealized gain (loss) on investments	.79	5.03	1.74	(.41)	2.49

Total from investment operations	.93	5.13	1.90	(.34)	2.56

Less Distributions:	—	—	(.06)	(.08)	(.07)

Net Asset Value, end of year	$19.76	$18.83	$13.70	$11.86	$12.28

Total Return(a)	4.94%	37.45%	16.06%	(2.77)%	26.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$217.1	$228.3	$179.6	$177.5	$232.7
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.99%	1.01%	1.01%	.99%	1.00%
Expenses before waivers and/or expense reimbursements	1.00%	1.01%	1.01%	.99%	1.00%
Net investment income	.56%	.52%	1.14%	.41%	.62%
Portfolio turnover rate	41%	56%	39%	36%	39%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of SP International Growth Portfolio, SP International Value Portfolio, SP Prudential U.S. Emerging Growth Portfolio and SP Small Cap Value Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Prudential Series Fund, including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2015

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (47) Trustee Since 2011 No. of Portfolios Overseen: 111	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat* (65) Trustee Since 2013 No. of Portfolios Overseen: 111	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Kay Ryan Booth* (64) Trustee Since 2013 No. of Portfolios Overseen: 111	Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (76) Trustee Since 2001 No. of Portfolios Overseen: 111	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (68) Trustee Since 2001 No. of Portfolios Overseen: 111	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
W. Scott McDonald, Jr., PhD* (77) Trustee Since 1983 No. of Portfolios Overseen: 111	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.

E1

Independent Trustees
Name, Age Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee**
Thomas T. Mooney* (73) Trustee Since 2001 No. of Portfolios Overseen: 111	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien* (64) Trustee Since 2003 No. of Portfolios Overseen: 111	Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Interested Trustees
Name, Age Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee**
Robert F. O’Donnell* (46) Trustee & President Since 2012 No. of Portfolios Overseen: 111	President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None.
Timothy S. Cronin* (49) Trustee Since 2011 No. of Portfolios Overseen: 111	Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.
Bruce W. Ferris* (59) Trustee Since 2013 No. of Portfolios Overseen: 111	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

* The address of each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Fund Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara* (59) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (39) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.

E2

Fund Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Bradley C. Tobin* (40) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (56) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (56) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (40) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).
Kathleen DeNicholas* (40) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (50) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (47) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (53) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (58) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (52) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (46) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

(1) Excludes Messrs. O’Donnell and Cronin, interested Trustees who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears under “Interested Trustees,” above.

E3

Approval of New Subadvisory Agreement: SP International Value Portfolio

Approval of a New Subadvisory Agreement

As required by the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) of The Prudential Series Fund considered a proposed subadvisory agreement (the Subadvisory Agreement) between Prudential Investments LLC (PI or the Manager) and Lazard for the SP International Value Portfolio (the Portfolio). The Subadvisory Agreement relates to the appointment of Lazard to replace Thornburg Investment Management, Inc. (Thornburg) as a subadviser for the Portfolio. The Board, including a majority of the trustees who were not parties to the Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), met on September 17-18, 2014 (the Board Meeting) and approved the Subadvisory Agreement for an initial two year period, after concluding that approval of the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Board Meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by Lazard; comparable performance information; the fees paid by the Manager to Lazard; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Lazard. In connection with its deliberations, the Board considered information provided by the Manager and Lazard at or in advance of the Board Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements between the Manager and Lazard are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the International Value Portfolios by Thornburg and those that would be provided by Lazard under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing and new subadvisory agreements were generally similar in that Thornburg and Lazard were each required to provide day-to-day portfolio management services and comply with all portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Lazard. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Lazard. The Board noted that it received a favorable compliance report from the Chief Compliance Officer of The Prudential Series Fund as to Lazard.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information that it reviewed about Lazard, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Lazard.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by Lazard utilizing an investment strategy similar to the strategy proposed for the Portfolio. The Board concluded that it was satisfied with the performance of Lazard.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates to be paid by the Manager to Lazard under the Subadvisory Agreement. The Board considered that based on the portion of the net assets managed by Thornburg as of August 14, 2014, the effective subadvisory fee rate that would be paid to Lazard under the Subadvisory Agreement (i.e., 0.311%) was higher than the effective subadvisory fee rate paid to under Thornburg under the current subadvisory arrangements (i.e., 0.304%).

The Board noted that the subadvisory fees are paid by the Manager to the relevant subadviser(s) for a portfolio, and therefore any change in the subadvisory fee rate for the Portfolio will not change the investment management fee paid by the Portfolio or its shareholders. Instead, the increase in the effective subadvisory fee rate for the Portfolio will decrease the net investment management fee retained by the Manager. The Board also noted that it would review the management fee paid to the Manager by the Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fees were reasonable.

Profitability

Because the engagement of Lazard is new, there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio contained breakpoints that reduced the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to Lazard

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Lazard in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Lazard were consistent with those generally derived by other subadvisers to other portfolios of The Prudential Series Fund, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits to be derived by Lazard included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STD U.S. POSTAGE PAID HARRISONBURG, VA PERMIT No. 250 ZIP CODE 22801

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

©2015 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, and the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239311-00003-00    PSF-AR-B

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT  • DECEMBER 31, 2014

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable life insurance contract prospectus to determine which supplements are applicable to you.

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2014

■	LETTER TO CONTRACT OWNERS

■	INVESTMENT MANAGER’S REPORT

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2014

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

The Prudential Series Fund	January 30, 2015

The Prudential Series Fund, Jennison 20/20 Focus Portfolio	December 31, 2014

Investment Manager’s Report - As of December 31, 2014 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	7.15%	9.81%	8.94%
Portfolio: Class II	6.70	9.38	8.52
Russell 1000® Index	13.24	15.64	7.96
S&P 500 Index	13.66	15.44	7.67

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2014, the Jennison 20/20 Focus Portfolio’s Class I returned 7.15% and Class II returned 6.70%. The net assets of the Portfolio at December 31, 2014 were $240.1 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio is subadvised by Jennison Associates LLC.

The Portfolio underperformed the S&P 500 (the Index), which returned 13.66%.

In the growth segment, stock selection in health care, led by Allergan and Illumina, as well as an overweight to the sector drove performance. Allergan advanced on a takeover bid and the strength of its business. (Allergan was acquired by Actavis in November.) Illumina’s gain reflected increasing demand for its next-generation gene-sequencing technology.

Other notable contributors to the growth sleeve’s total return included Apple and Facebook. Apple’s strong revenue and earnings reflected expanding global acceptance of its platform. Jennison expects that product updates, especially iPhone 6, will sustain attractive revenue growth in the medium term. Internet-based social platform Facebook reported strong revenue and earnings.

Conversely a combination of stock selection in and a substantial overweight to consumer discretionary was the largest source of relative weakness for the growth sleeve. Amazon.com’s earnings were constrained by increased business investment that is designed to drive unit growth in its core retail business and through digital commerce via the mobile market. Weakness in Industria de Diseño Textil, reflected currency translation issues due to the euro’s strength relative to many other currencies. The holding was sold.

Despite relative strength in the sector, Bristol-Myers Squibb was a detractor in health care. Shares fell on what the market regarded as disappointing initial safety and efficacy data from a Phase II study of experimental nivolumab (a PD-1 antibody) and approved melanoma treatment Yervoy in the treatment of non-small cell lung cancer (NSCLC). While Jennison likes Bristol’s overall immune-oncology program, the position was sold.

In the value segment, stock selection proved detrimental in most sectors, especially in energy and consumer staples. Avon was a laggard in the latter group although Jennison still considers Avon shares to be attractively valued.

Cobalt International, Noble Energy, and Halliburton drove results in energy. These holdings lagged as renewed fears of a global slowdown caused a sharp increase in the U.S. dollar and a rapid decline in many commodity prices, including oil and natural gas. Jennison still expects Halliburton to benefit from internal efficiency initiatives and its global operating footprint. Noble Energy should see sustained benefits from its balanced portfolio of assets, prudent cost management, and efficient use of capital. Cobalt was sold during the period.

The information technology sector contributed the most to the value sleeve’s relative gain due to a large overweight position and stock selection. Applied Materials and Flextronics were standouts. Jennison believes that Applied Materials is positioned to benefit from increased spending and the completion of its merger with Tokyo Electron. Flextronics International enjoyed strength across business segments and made continued progress in improving its efficiencies and productivity. Jennison expects potentially strong growth in its industrial and high reliability solutions businesses.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Portfolio.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

1

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2014

Jennison 20/20 Focus
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	4.4%
Facebook, Inc. (Class A Stock)	4.4%
Celgene Corp.	3.7%
MasterCard, Inc. (Class A Stock)	3.6%
Biogen Idec, Inc	3.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors/Industries are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2014

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014 through December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$1,002.70	0.83%	$4.19
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$1,000.50	1.23%	$6.20
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2014, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2014

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.2%
Boeing Co. (The)	21,541	$2,799,899

Automobiles — 1.7%
Tesla Motors, Inc.*(a)	18,272	4,063,875

Banks — 2.1%
JPMorgan Chase & Co.	81,146	5,078,117

Biotechnology — 7.1%
Biogen Idec, Inc.*	23,704	8,046,323
Celgene Corp.*	79,673	8,912,222

		16,958,545

Chemicals — 3.5%
FMC Corp.	49,572	2,827,091
Monsanto Co.	47,640	5,691,551

		8,518,642

Consumer Finance — 1.8%
SLM Corp.	422,862	4,308,964

Electric Utilities — 2.0%
FirstEnergy Corp.	124,019	4,835,501

Electrical Equipment — 1.8%
Eaton Corp. PLC	65,235	4,433,371

Energy Equipment & Services — 1.3%
Halliburton Co.	78,930	3,104,317

Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	39,966	5,665,180

Food Products — 5.0%
Bunge Ltd.	57,484	5,225,871
Mondelez International, Inc. (Class A Stock)	185,801	6,749,221

		11,975,092

Hotels, Restaurants & Leisure — 2.2%
Carnival Corp.	117,998	5,348,849

Insurance — 2.3%
MetLife, Inc.	100,080	5,413,327

Internet & Catalog Retail — 3.4%
Amazon.com, Inc.*	15,787	4,899,495
Netflix, Inc.*	9,323	3,184,830

		8,084,325

Internet Software & Services — 12.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	66,347	6,896,107
Facebook, Inc. (Class A Stock)*	135,398	10,563,752
Google, Inc. (Class A Stock)*	5,535	2,937,203
Google, Inc. (Class C Stock)*	5,574	2,934,154
LendingClub Corp.*(a)	3,057	77,342
LinkedIn Corp. (Class A Stock)*	27,791	6,383,871

		29,792,429

IT Services — 4.6%
FleetCor Technologies, Inc.*	16,054	2,387,390
MasterCard, Inc. (Class A Stock)	99,249	8,551,294

		10,938,684

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Machinery — 1.1%
SPX Corp.	30,091	$2,585,419

Media — 5.7%
Comcast Corp. (Class A Stock)	100,404	5,824,436
Walt Disney Co. (The)	83,966	7,908,758

		13,733,194

Multiline Retail — 2.1%
Target Corp.	65,794	4,994,422

Oil, Gas & Consumable Fuels — 2.8%
Anadarko Petroleum Corp.	39,762	3,280,365
Noble Energy, Inc.	73,502	3,486,200

		6,766,565

Pharmaceuticals — 10.7%
Actavis PLC*	21,080	5,426,203
Allergan, Inc.	35,445	7,535,252
Bayer AG (Germany), ADR	36,888	5,047,754
Shire PLC (Ireland), ADR	35,992	7,649,740

		25,658,949

Road & Rail — 1.8%
Canadian Pacific Railway Ltd. (Canada)	22,923	4,417,033

Semiconductors & Semiconductor Equipment — 2.8%
Applied Materials, Inc.	271,897	6,775,673

Software — 4.8%
Microsoft Corp.	89,567	4,160,387
salesforce.com, inc.*	123,529	7,326,505

		11,486,892

Specialty Retail — 1.7%
Inditex SA (Spain), ADR	296,319	4,207,730

Technology Hardware, Storage & Peripherals — 6.4%
Apple, Inc.	96,027	10,599,460
Hewlett-Packard Co.	120,920	4,852,520

		15,451,980

Textiles, Apparel & Luxury Goods — 2.5%
Under Armour, Inc. (Class A Stock)*(a)	88,755	6,026,464

TOTAL LONG-TERM INVESTMENTS (cost $178,298,381)		233,423,438

SHORT-TERM INVESTMENT — 7.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $17,551,955; includes $10,810,754 of cash collateral for securities on loan) (Note 4)(b)(c)	17,551,955	17,551,955

TOTAL INVESTMENTS — 104.5% (cost $195,850,336)		250,975,393
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.5)%		(10,832,544)

NET ASSETS — 100.0%		$240,142,849

SEE NOTES TO FINANCIAL STATEMENTS.

A1

JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2014

The following abbreviations is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,547,982; cash collateral of $10,810,754 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$2,799,899	$—	$—
Automobiles	4,063,875	—	—
Banks	5,078,117	—	—
Biotechnology	16,958,545	—	—
Chemicals	8,518,642	—	—
Consumer Finance	4,308,964	—	—
Electric Utilities	4,835,501	—	—
Electrical Equipment	4,433,371	—	—
Energy Equipment & Services	3,104,317	—	—
Food & Staples Retailing	5,665,180	—	—
Food Products	11,975,092	—	—
Hotels, Restaurants & Leisure	5,348,849	—	—
Insurance	5,413,327	—	—
Internet & Catalog Retail	8,084,325	—	—
Internet Software & Services	29,792,429	—	—
IT Services	10,938,684	—	—
Machinery	2,585,419	—	—
Media	13,733,194	—	—
Multiline Retail	4,994,422	—	—
Oil, Gas & Consumable Fuels	6,766,565	—	—
Pharmaceuticals	25,658,949	—	—
Road & Rail	4,417,033	—	—
Semiconductors & Semiconductor Equipment	6,775,673	—	—
Software	11,486,892	—	—
Specialty Retail	4,207,730	—	—
Technology Hardware, Storage & Peripherals	15,451,980	—	—
Textiles, Apparel & Luxury Goods	6,026,464	—	—
Affiliated Money Market Mutual Fund	17,551,955	—	—

Total	$250,975,393	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A2

JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2014

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2014 was as follows (Unaudited):

Internet Software & Services	12.4%
Pharmaceuticals	10.7
Affiliated Money Market Mutual Fund (including 4.5% of collateral for securities on loan)	7.3
Biotechnology	7.1
Technology Hardware, Storage & Peripherals	6.4
Media	5.7
Food Products	5.0
Software	4.8
IT Services	4.6
Chemicals	3.5
Internet & Catalog Retail	3.4
Semiconductors & Semiconductor Equipment	2.8
Oil, Gas & Consumable Fuels	2.8
Textiles, Apparel & Luxury Goods	2.5
Food & Staples Retailing	2.4
Insurance	2.3

Hotels, Restaurants & Leisure	2.2%
Banks	2.1
Multiline Retail	2.1
Electric Utilities	2.0
Electrical Equipment	1.8
Road & Rail	1.8
Consumer Finance	1.8
Specialty Retail	1.7
Automobiles	1.7
Energy Equipment & Services	1.3
Aerospace & Defense	1.2
Machinery	1.1

104.5
Liabilities in excess of other assets	(4.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A3

JENNISON 20/20 FOCUS PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2014

ASSETS
Investments at value, including securities on loan of $10,547,982:
Unaffiliated investments (cost $178,298,381)	$233,423,438
Affiliated investments (cost $17,551,955)	17,551,955
Receivable for investments sold	2,597,265
Dividends receivable	194,956
Receivable for Series shares sold	100,634
Tax reclaim receivable	22,861
Prepaid expenses	1,983

Total Assets	253,893,092

LIABILITIES
Payable to broker for collateral for securities on loan	10,810,754
Payable for investments purchased	2,398,046
Payable for Series shares repurchased	197,399
Management fee payable	153,702
Payable to custodian	67,190
Accrued expenses	63,092
Distribution fee payable	36,877
Administration fee payable	22,257
Affiliated transfer agent fee payable	926

Total Liabilities	13,750,243

NET ASSETS	$240,142,849

Net assets were comprised of:
Paid-in capital	$82,050,220
Retained earnings	158,092,629

Net assets, December 31, 2014	$240,142,849

Class I:
Net asset value and redemption price per share $67,196,617 / 3,031,678 outstanding shares of beneficial interest	$22.16

Class II:
Net asset value and redemption price per share $172,946,232 / 8,047,895 outstanding shares of beneficial interest	$21.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

NET INVESTMENT LOSS
Income
Unaffiliated dividend income (net of foreign withholding taxes of $103,442)	$2,180,578
Affiliated income from securities loaned, net	29,103
Affiliated dividend income	7,896

Total income	2,217,577

EXPENSES
Management fee	1,839,946
Distribution fee—Class II	441,763
Administration fee—Class II	265,058
Shareholders’ reports	63,000
Custodian’s fees and expenses	54,000
Audit fee	26,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600)	12,000
Trustees’ fees	12,000
Legal fees and expenses	10,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	11,796

Total expenses	2,740,563

NET INVESTMENT LOSS	(522,986)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	20,235,017
Foreign currency transactions	(216)

20,234,801

Net change in unrealized appreciation (depreciation) on:
Investments	(3,561,378)
Foreign currencies	(96)

(3,561,474)

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	16,673,327

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,150,341

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$(522,986)	$406,955
Net realized gain on investment and foreign currency transactions	20,234,801	41,444,921
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,561,474)	17,543,929

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	16,150,341	59,395,805

SERIES SHARE TRANSACTIONS (Note 7)
Series shares sold	26,707,454	19,773,001
Series shares repurchased	(49,979,063)	(45,776,645)

NET DECREASE IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(23,271,609)	(26,003,644)

TOTAL INCREASE (DECREASE)	(7,121,268)	33,392,161
NET ASSETS:
Beginning of year	247,264,117	213,871,956

End of year	$240,142,849	$247,264,117

SEE NOTES TO FINANCIAL STATEMENTS.

A4

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of eighteen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to Jennison 20/20 Focus Portfolio.

The Portfolio’s investment objective is long-term growth of capital.

Note 2:	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable

B1

inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements:    The Portfolio may be subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the ASU 2013-01 disclosure. A master netting arrangement between the Portfolio and

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the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3:	Agreements

The Portfolio has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory services for the Portfolio. PI pays for the services of the Subadviser, cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of the Portfolio’s average daily net assets.

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The Portfolio has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of .25% of the average daily net assets of the Class II shares.

The Portfolio has an administration agreement with PI, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of .15% of the average daily net assets of the Class II shares.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolio has entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2014, brokerage commission recaptured under these agreements was $27,961.

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s security lending agent. For the year ended December 31, 2014, PIM was compensated $8,693 for these services by the Jennison 20/20 Focus Portfolio.

The Portfolio invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2014 were $232,278,407 and $254,999,041, respectively.

Note 6:	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I

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shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Transactions in shares of beneficial interest of the Jennison 20/20 Focus Portfolio were as follows:

Class I	Shares	Amount
Year ended December 31, 2014:
Series shares sold	132,072	$2,848,455
Series shares repurchased	(422,009)	(9,119,394)

Net increase (decrease) in shares outstanding	(289,937)	$(6,270,939)

Year ended December 31, 2013:
Series shares sold	145,480	$2,652,652
Series shares repurchased	(533,701)	(9,716,573)

Net increase (decrease) in shares outstanding	(388,221)	$(7,063,921)

Class II
Year ended December 31, 2014:
Series shares sold	1,141,073	$23,858,999
Series shares repurchased	(1,955,942)	(40,859,669)

Net increase (decrease) in shares outstanding	(814,869)	$(17,000,670)

Year ended December 31, 2013:
Series shares sold	954,246	$17,120,349
Series shares repurchased	(2,029,408)	(36,060,072)

Net increase (decrease) in shares outstanding	(1,075,162)	$(18,939,723)

Note 8:	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio did not utilize the SCA during the year ended December 31, 2014.

Note 9:	Ownership and Affiliates

As of December 31, 2014, all of Class I shares of record of the Portfolio were owned by the Prudential Insurance Company of America (“PICA”), or subsidiaries thereof, on behalf of the owners of the variable insurance products issued by PICA. PICA is an indirect, wholly-owned subsidiary of Prudential.

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Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.69	$15.93	$14.89	$15.55	$14.42

Income (Loss) From Investment Operations:
Net investment income	.02	.09	.05	.04	.05
Net realized and unrealized gain (loss) on investments	1.45	4.67	1.55	(.69)	1.08

Total from investment operations	1.47	4.76	1.60	(.65)	1.13

Less Distributions	—	—	(.56)	(.01)	—

Net Asset Value, end of year	$22.16	$20.69	$15.93	$14.89	$15.55

Total Return(a)	7.10%	29.88%	11.04%	(4.17)%	7.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$67.2	$68.7	$59.1	$58.7	$66.8
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	.83%	.84%	.80%	.80%	.80%
Expenses before waivers and/or expense reimbursement	.83%	.84%	.80%	.80%	.80%
Net investment income	.08%	.46%	.32%	.24%	.36%
Portfolio turnover rate	97%	78%	75%	83%	112%

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011(c)	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.14	$15.57	$14.62	$15.31	$14.25

Income (Loss) From Investment Operations:
Net investment income (loss)	(.07)	.01	(.03)	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	1.42	4.56	1.54	(.66)	1.07

Total from investment operations	1.35	4.57	1.51	(.69)	1.06

Less Distributions	—	—	(.56)	—	—

Net Asset Value, end of year	$21.49	$20.14	$15.57	$14.62	$15.31

Total Return(a)	6.70%	29.35%	10.62%	(4.51)%	7.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$172.9	$178.5	$154.8	$383.0	$476.2
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.23%	1.24%	1.20%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.23%	1.24%	1.20%	1.20%	1.20%
Net investment income (loss)	(.33)%	.07%	(.18)%	(.16)%	(.05)%
Portfolio turnover rate	97%	78%	75%	83%	112%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of Jennison 20/20 Focus Portfolio (hereafter referred to as the “Portfolio”), a portfolio of The Prudential Series Fund, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2015

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (47) Trustee Since 2011 No. of Portfolios Overseen: 111	Senior Managing Director of Brock Capital (Since 2014); Vice Chairman (Since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Presiding Director (Since 2014) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat* (65) Trustee Since 2013 No. of Portfolios Overseen: 111	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Kay Ryan Booth* (64) Trustee Since 2013 No. of Portfolios Overseen: 111	Partner of Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-May 2014); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (76) Trustee Since 2001 No. of Portfolios Overseen: 111	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (68) Trustee Since 2001 No. of Portfolios Overseen: 111	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
W. Scott McDonald, Jr., PhD* (77) Trustee Since 1983 No. of Portfolios Overseen: 111	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.

E1

Independent Trustees
Name, Age Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee**
Thomas T. Mooney* (73) Trustee Since 2001 No. of Portfolios Overseen: 111	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien* (64) Trustee Since 2003 No. of Portfolios Overseen: 111	Director, Sun Bancorp, Inc. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Interested Trustees
Name, Age Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee**
Robert F. O’Donnell* (46) Trustee & President Since 2012 No. of Portfolios Overseen: 111	President of Prudential Annuities (Since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None.
Timothy S. Cronin* (49) Trustee Since 2011 No. of Portfolios Overseen: 111	Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.
Bruce W. Ferris* (59) Trustee Since 2013 No. of Portfolios Overseen: 111	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (Since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

* The address of each Trustee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Fund Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara* (59) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (39) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.

E2

Fund Officers(1)
Name, Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Bradley C. Tobin* (40) Vice President Since 2014	Vice President of Prudential Annuities (since March 2012), Vice President of AST Investment Services, Inc. (since April 2011).
Deborah A. Docs* (56) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (56) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (40) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (52) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).
Kathleen DeNicholas* (40) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (50) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (56) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (47) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (53) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Alan Fu* (58) Assistant Treasurer Since 2006	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
Theresa C. Thompson* (52) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville* (46) Anti-Money Laundering Compliance Officer Since 2011	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

* The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

(1) Excludes Messrs. O’Donnell and Cronin, interested Trustees who serve as President and Vice President, respectively. Biographical and other information with respect to Messrs. O’Donnell and Cronin appears under “Interested Trustees,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	Presorted Standard U.S. Postage PAID Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

©2015 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239275-00003-00    PSF-AR-20/20 Focus

Item 2 — Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers.

Item 3 — Audit Committee Financial Expert —

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 — Principal Accountant Fees and Services —

(a) Audit Fees

For the fiscal years ended December 31, 2014 and December 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $558,800 and $475,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

¡	Federal, state and local income tax compliance; and,

¡	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee —

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	—	Audit Committee of Listed Registrants — Not applicable.

Item 6	—	Schedule of Investments — The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	—	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not applicable.

Item 8	—	Portfolio Managers of Closed-End Management Investment Companies — Not applicable.

Item 9	—	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not applicable.

Item 10	—	Submission of Matters to a Vote of Security Holders — Not applicable.

Item 11	—	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 — Exhibits

(a)	(1) Code of Ethics — Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act — Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. — Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act — Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Series Fund

By:	/s/Deborah A. Docs
Deborah A. Docs Secretary

Date:	February 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Robert F. O’Donnell
Robert F. O’Donnell President and Principal Executive Officer

Date:	February 17, 2015

By:	/s/M. Sadiq Peshimam
M. Sadiq Peshimam Treasurer and Principal Financial and Accounting Officer

Date:	February 17, 2015